UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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PTC Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PTC Inc.
121 Seaport Boulevard
Boston, MA 02210
November 13, 2026
Dear Shareholder:
You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of PTC Inc. (“PTC” or the “Company”) to be held on December 17, 2026, at 11:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/PTC2026SM.
At the Special Meeting, you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of October 4, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Schneider Electric SE (“Schneider”), Grand Slam Merger Sub, Inc., a wholly owned subsidiary of Schneider (“Merger Sub”), and PTC, pursuant to which Merger Sub will merge with and into PTC (the “Merger”), with PTC surviving the Merger as a wholly owned subsidiary of Schneider (the “Merger Proposal”). You will also be asked to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by PTC to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”).
If the Merger contemplated by the Merger Agreement is completed, you will be entitled to receive $205 in cash, without interest, for each share of common stock of PTC, par value $0.01 per share (“Company common stock”), that you own as of immediately prior to the effective time of the Merger.
On October 4, 2026, the board of directors of PTC (the “Board”) reviewed and considered the terms and conditions of the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement. After considering various factors, including those described in the accompanying proxy statement (the “proxy statement”), and after consultation with the Company’s legal and financial advisors, the Board unanimously (i) determined that it was fair to and in the best interests of the Company and its shareholders, and declared it advisable, to enter into the Merger Agreement and consummate the transactions contemplated by the Merger Agreement, including the Merger, on the terms set forth in the Merger Agreement; (ii) approved and adopted the Merger Agreement; and (iii) recommended that Company shareholders approve the Merger Agreement at the Special Meeting.
The Board recommends that you vote (i) “FOR” the Merger Proposal and (ii) “FOR” the Merger-Related Compensation Proposal.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement, the Merger, the Merger Proposal and the Merger-Related Compensation Proposal. A copy of the Merger Agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the Merger Agreement and the Merger. You are encouraged to read the proxy statement and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about PTC from documents we file with the United States Securities and Exchange Commission (the “SEC”) from time to time.
We appreciate you taking the time to vote promptly and encourage you to do so electronically. After reading the proxy statement, please vote at your earliest convenience by voting over the Internet using the Internet address on the proxy card or by voting by telephone using the toll-free number on the proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Only your last-dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Special Meeting.
If your shares of Company common stock are registered directly in your name, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Each of the proposals to be presented at the Special Meeting is a “non-routine matter.” Therefore, your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the proposals. As a result, there will not be any broker non-votes at the Special Meeting.
If your shares of Company common stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the proxy statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting and will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.
Your vote is very important, regardless of the number of shares that you own. We cannot consummate the Merger unless the Merger Proposal is approved by the affirmative vote of a majority of the outstanding shares of Company common stock entitled to vote thereon, provided a quorum is present. In addition, the Merger Agreement makes the approval by the shareholders of PTC (“Company shareholders”) of the Merger Proposal a condition to the parties’ obligations to consummate the Merger. The failure of any shareholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and will cause such shareholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal. Because each of the proposals presented to Company shareholders will be considered a “non-routine matter”, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal.
The Special Meeting will be held virtually, and you will be able to attend the meeting and vote via the Internet at www.virtualshareholdermeeting.com/PTC2026SM by using the 16-digit control number included in your proxy materials. You will not be able to attend the Special Meeting in person.
If you have any questions about the proxy statement, the Special Meeting, the Merger Agreement or the Merger or need assistance with voting procedures, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling (877) 750-8226 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations).
On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.

Sincerely,

/s/ Neil Barua
Neil Barua
President and Chief Executive Officer
PTC Inc.

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the proxy statement, including the Merger, or determined if the information contained in this document or the proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.
The proxy statement is dated November 13, 2026 and, together with the enclosed form of proxy card, is first being mailed to Company shareholders on or about November 13, 2026.

PTC Inc.
121 Seaport Boulevard
Boston, MA 02210
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE YOUR SHARES PROMPTLY.
You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of PTC Inc. (“PTC” or the “Company”) to be held on December 17, 2026, at 11:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/PTC2026SM.
The Special Meeting will be held for the following purposes:
1.
to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of October 4, 2026, by and among Schneider Electric SE (“Schneider”), Grand Slam Merger Sub, Inc., a wholly owned subsidiary of Schneider (“Merger Sub”), and PTC (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), a copy of which is attached as Annex A to the proxy statement (the “proxy statement”) accompanying this notice and pursuant to which Merger Sub will merge with and into PTC (the “Merger”), with PTC surviving the Merger and becoming a wholly owned subsidiary of Schneider (the “Merger Proposal”); and

2.
to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by PTC to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”).

The affirmative vote of a majority of the outstanding shares of Company common stock, par value $0.01 per share (“Company common stock”), entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of a majority of the shares of Company common stock present at the Special Meeting or represented by proxy and voting on the Merger-Related Compensation Proposal, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. The failure of any shareholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, will not have any effect on the Merger-Related Compensation Proposal and will cause such shareholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal. Because each of the proposals presented to Company shareholders will be considered a “non-routine matter”, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal.
Only Company shareholders of record as of the close of business on November 10, 2026 are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. Company shareholders may also contact the Company’s Investor Relations to inspect the list of shareholders of record entitled to vote at the Special Meeting for any legally valid purpose beginning two business days after the date of the proxy statement. Such list will also be available for inspection at the Special Meeting to participating shareholders of record.

Investor Relations PTC Inc. 121 Seaport Boulevard Boston, MA 02210	(781) 370-5000	Investor@ptc.com

The Company has concluded that, under Part 13 of the Massachusetts Business Corporation Act (the “MBCA”), shareholders may be entitled to appraisal rights with respect to the Merger Proposal which would entitle them to receive the “fair value” of their shares in cash in accordance with the MBCA. To assert appraisal rights, a shareholder must (i) deliver, before the vote is taken on the Merger Proposal, written notice of the shareholder’s intent to demand payment, (ii) not vote, or permit to be voted, the shareholder’s shares in favor of the Merger Proposal and (iii) comply with the requirements of the MBCA. Perfection of appraisal rights is complex. The procedures for exercising appraisal rights are described in the section of this proxy statement captioned “Appraisal Rights.” The full text of Part 13 of the MBCA is attached to this proxy statement as Annex C.
The board of directors of PTC (the “Board”) recommends that you vote “FOR” the Merger Proposal and “FOR” the Merger-Related Compensation Proposal. In considering the recommendation of the Board, Company shareholders should be aware that the Company’s executive officers and members of the Board may have agreements and arrangements in place that provide them with interests in the Merger that may be different from, or in addition to, those of the holders of shares of Company common stock generally. See the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger” beginning on page 50 of the proxy statement.
Your vote is important. Whether or not you expect to attend the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card, or to submit your vote by Internet or telephone, at your earliest convenience. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on the proposals, including the Merger Proposal, without your instructions. Instructions for voting your shares are included on the enclosed proxy card or the voting instruction form you will receive. If you are a record holder and you send in your proxy and then decide to attend the Special Meeting to vote your shares, you may still do so. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting.
Our Notice of Special Meeting and proxy statement are available at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Aaron C. von Staats
Aaron C. von Staats
Corporate Secretary
PTC Inc.
November 13, 2026

IMPORTANT
Your vote is extremely important. Whether or not you plan to virtually attend the Special Meeting and regardless of the number of shares you own, we urge you to vote promptly “FOR” each of the proposals.
If you have any questions about submitting your proxy card or otherwise require assistance, please contact:
Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10010
Shareholders May Call: (877) 750-8226 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

i

SUMMARY
This summary highlights selected information from this proxy statement (this “proxy statement”) related to the merger (the “Merger”) of Grand Slam Merger Sub, Inc. (“Merger Sub”) with and into PTC Inc. (“PTC” or the “Company”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. You may obtain the information included in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 107 of this proxy statement. The Merger Agreement (as defined below) is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this proxy statement, “PTC,” the “Company,” “we,” “our,” “us” and similar words in this proxy statement refer to PTC Inc., including, in certain cases, our subsidiaries. Throughout this proxy statement we refer to Schneider Electric SE as “Schneider” and Grand Slam Merger Sub, Inc. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated as of October 4, 2026, as it may be amended, supplemented or otherwise modified from time to time, by and among the Company, Schneider and Merger Sub as the “Merger Agreement.”
The Special Meeting (page 23)
Date, Time and Place
The special meeting of the shareholders of PTC (“Company shareholders”) (the “Special Meeting”) will be held on December 17, 2026, at 11:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/PTC2026SM.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of common stock of PTC, par value $0.01 per share (“Company common stock”) at the close of business on November 10, 2026, the record date for the Special Meeting (the “Record Date”). You will have one vote at the Special Meeting for each share of Company common stock you owned at the close of business on the Record Date.
Purpose
At the Special Meeting, we will ask Company shareholders of record as of the Record Date to vote (i) to approve the Merger Agreement (the “Merger Proposal”) and (ii) to approve, by non-binding, advisory vote, compensation that will or may become payable by PTC to its named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal” and together with the Merger Proposal, the “Special Meeting Proposals”).
Quorum
As of the Record Date, there were 108,633,154 shares of Company common stock outstanding (and entitled to be voted at the Special Meeting). The presence of a majority of the outstanding shares of Company common stock entitled to vote at the Special Meeting constitutes a quorum. As a result, 54,316,578 shares of Company common stock must be represented by proxy or by shareholders present and entitled to vote at the Special Meeting to have a quorum. Shares of Company common stock are counted as present if:
•	the holders of such shares are present at the virtual Special Meeting; or
•	a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.
If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your shares of Company common stock will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares of Company common stock are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. If you hold your shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your shares should be voted at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum.

Required Vote
The affirmative vote of a majority of the outstanding shares of Company common stock entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of a majority of the shares of Company common stock present at the Special Meeting or represented by proxy and voting on the Merger-Related Compensation Proposal, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. This means that the Merger Proposal will be approved if the number of shares voted “FOR” such proposal is greater than fifty percent (50%) of the total number of outstanding shares of Company common stock entitled to vote at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal. Because each of the proposals presented to Company shareholders will be considered a “non-routine matter”, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal.
Share Ownership of Directors and Executive Officers of PTC
As of the Record Date, the directors and executive officers of PTC beneficially owned, and were entitled to vote, in the aggregate, 202,652 shares of Company common stock, representing less than 1% of the outstanding shares of Company common stock. The directors and executive officers of PTC have informed PTC that they currently intend to vote all of their shares of Company common stock “FOR” the Merger Proposal and “FOR” the Merger-Related Compensation Proposal.
How You Can Vote
You may cast your shares in any of four ways:
1.	by voting over the Internet using the website indicated on the enclosed proxy card;
2.	by telephone using the toll-free number on the enclosed proxy card;
3.	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or
4.
by attending the Special Meeting in a virtual format and voting by virtual ballot. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/PTC2026SM using the 16-digit control number included in your proxy materials.

If your shares of Company common stock are registered directly in your name, you are considered the shareholder of record with respect to those shares.
If your shares of Company common stock are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Each of the proposals to be presented at the Special Meeting is a “non-routine matter.” Therefore, your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the Special Meeting Proposals. As a result, there will not be any broker non-votes at the Special Meeting. If your shares of Company common stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the proxy statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided.
YOUR VOTE IS VERY IMPORTANT. We encourage all shareholders to vote electronically. Please submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided - even if you plan to attend the Special Meeting.
All shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) received at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy card, such shares will be voted by the proxy holders named on the enclosed proxy card according to the recommendation of the board of directors of PTC (the “Board”) “FOR” each of the Special Meeting Proposals.
Parties Involved in the Merger (page 27)
PTC Inc.
PTC is a Massachusetts corporation and a global software company headquartered in Boston, Massachusetts. The Company employs more than 7,000 people and supports more than 30,000 customers around the world. It primarily serves customers in the following industry verticals: industrials; federal, aerospace and defense; electronics and high tech; automotive; and medical technology and life sciences.
The Company’s customers are focused on improving their competitiveness in the face of global competition and increasing product complexity, and PTC’s software offerings are a strategic enabler of this and their digital transformation initiatives. Given the breadth and openness of the Company’s portfolio, the Company enables the Intelligent Product Lifecycle: establishing a strong product data foundation in the engineering department and democratizing the access and use of that data across the enterprise to drive cross-functional collaboration, accelerate new product introduction timelines, and deliver higher product quality. By embracing the Intelligent Product Lifecycle, the Company’s customers establish the quality, consistency, and traceability of product data, ensuring the data is up-to-date, accessible, reliable, and actionable. The Company’s customers can then go on to use this data to break down silos, streamline workflows, and achieve interoperability across departments, functions, and systems. This includes the growing emphasis on AI-driven transformation across our customers’ teams, operations, and processes. A product data foundation is the backbone of AI-driven transformation.
PTC’s business runs on a subscription model, and approximately 95% of its revenue for the fiscal year ended September 30, 2025 was recurring in nature.
Company common stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “PTC.” The Company’s principal executive office is located at 121 Seaport Boulevard, Boston, MA 02210 and its telephone number is (781) 370-5000.
Schneider Electric SE
Schneider Electric SE, referred to as “Schneider,” is a global energy technology leader, driving efficiency and sustainability by electrifying, automating, and digitalizing industries, businesses, and homes. Schneider’s technologies enable buildings, data centers, factories, infrastructure, and grids to operate as open, interconnected ecosystems, enhancing performance, resilience, and sustainability. Its portfolio includes intelligent devices, software-defined architectures, AI-powered systems, digital services, and expert advisory.
Schneider is a European company (société européenne), organized under the laws of France. Schneider’s head office is located at 1884 Boulevard de la Défense, 92000 Nanterre, France. Schneider is registered with the commercial court registry of Nanterre under No. 542 048 574, and its telephone number is +33 (0) 4 76 57 60 60. Schneider’s shares are listed on Euronext Paris.
Additional information about Schneider and its subsidiaries is included on its website: https://www.se.com/ww/en/. The information provided or accessible through Schneider’s website is not part of, or incorporated by reference in, this proxy statement.
Grand Slam Merger Sub, Inc.
Grand Slam Merger Sub, Inc., referred to as “Merger Sub,” is a Massachusetts corporation and wholly owned subsidiary of Schneider formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not conducted any material business prior to the date of the Merger Agreement and has no material assets or material obligations of any nature, other than those incident to its formation and those incurred pursuant to or in connection with the Merger Agreement. Upon the completion of the Merger, Merger Sub’s separate corporate existence will cease and PTC Inc. will continue as the surviving corporation. The registered office of Merger Sub is located at c/o Corporation Service Company, 84 State Street Boston, Massachusetts 02109.
Effect of the Merger (page 28)
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the Massachusetts Business Corporation Act (the “MBCA”), at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into PTC, whereupon the separate existence of Merger Sub will cease, and PTC will continue as the surviving corporation in the Merger (the “surviving corporation”). As a result of the Merger, the surviving corporation will become a wholly owned subsidiary of Schneider and Company common stock will no longer be publicly traded. In addition, Company common stock will be delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable laws, rules and regulations, and PTC will no longer file periodic reports with the United States Securities and Exchange Commission (the “SEC”) on account of Company common stock. If the Merger is consummated, you will not own any shares of capital stock of the surviving corporation. The Effective Time will occur upon the filing of articles of merger with the Secretary of the Commonwealth of Massachusetts (or at such later time as PTC and Schneider may mutually agree in writing and specify in the articles of merger).
Merger Consideration (page 28)
Company common stock
Upon the consummation of the Merger, each share of Company common stock outstanding immediately prior to the Effective Time (other than shares of Company common stock held by PTC, wholly owned subsidiaries of PTC, in PTC’s treasury or by Schneider, Merger Sub or any other wholly owned subsidiary of Schneider, and any shares held by shareholders who have properly exercised and perfected their demands for appraisal of such shares in accordance with the MBCA, if applicable) will be converted into the right to receive $205 in cash, without interest (the “merger consideration”).
Any shares of Company common stock held by PTC, wholly owned subsidiaries of PTC, in PTC’s treasury or by Schneider, Merger Sub or any other wholly owned subsidiary of Schneider immediately prior to the Effective Time will be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares. Any shares of Company common stock held by shareholders who are entitled to and have properly exercised and perfected appraisal rights under the MBCA, if applicable, will be treated in accordance with the applicable provisions of the MBCA, as described under “Appraisal Rights.”
Treatment of Company Equity Awards
Each restricted stock unit with respect to shares of Company common stock (each, a “Company RSU”), including Company RSUs that vest subject to performance-based vesting conditions (each, a “Company PSU,” and together with the Company RSUs, the “Company equity awards”), outstanding immediately prior to the Effective Time that has vested but has not yet been settled as of immediately prior to the Effective Time or is held by a non-employee member of the Board (each, a “cashed-out RSU”) will be canceled at the Effective Time and converted into the right to receive, without interest and subject to any applicable tax withholding, the merger consideration on the same terms and conditions as outstanding shares of Company common stock.
Each Company equity award that is outstanding immediately prior to the Effective Time that is not a cashed-out RSU will be canceled and converted at the Effective Time into the right to receive from Schneider an award in the form of cash, without interest, equal to the product of the merger consideration multiplied by the number of shares of Company common stock subject to such Company RSU immediately prior to the Effective Time (each such converted Company RSU, a “deferred cash award”). Each deferred cash award will remain subject to the same terms and conditions as applied to the Company RSU for which such deferred cash award was exchanged, including with respect to vesting and forfeiture (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that performance-based vesting conditions applicable to Company PSUs will be deemed to be achieved at maximum performance (i.e., 200% of target performance) and will not apply following the Effective Time (other than for certain Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time, which will remain subject to performance goals, as described in further detail below). Each deferred cash award will vest and become payable at the same time as the Company RSU for which such deferred cash award was exchanged would have vested, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that each deferred cash award will vest and become payable in full upon an earlier termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the applicable vesting date.
All Company PSUs outstanding as of the date that the Merger Agreement was executed and any Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time that are subject to relative total shareholder return performance metrics will be deemed earned based on the maximum performance level (i.e., 200% of target performance). Any Company PSUs that are granted in the period between the execution of the Merger Agreement and the Effective Time that are subject to performance measures relating to annual run rate (“ARR”) will remain subject to the applicable performance goals, with performance measured, and the applicable portion of such awards earned, annually during the applicable three-year performance period based on actual performance, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date, except that such Company PSUs will become vested based on target performance on a termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the completion of the three-year performance period (together, the “PSU performance measurement treatment”).
Treatment of the Company ESPP
With respect to the Company’s 2016 Employee Stock Purchase Plan (the “Company ESPP”), and pursuant to the Merger Agreement, the Board has adopted resolutions and will take necessary or required actions such that:
•	participants in the Company ESPP as of the date of the Merger Agreement may not increase their payroll deductions under the Company ESPP from those in effect on the date of the Merger Agreement;
•	no new participants may commence participation in the Company ESPP following the date of the Merger Agreement;
•
any offering period (or similar period during which shares may be purchased) in progress prior to the date on which the Effective Time occurs will be the final offering period under the Company ESPP and such offering period will be terminated no later than five business days prior to the date on which the Effective Time occurs;

•
any pro-rata adjustments that may be necessary to reflect the shortened offering period (or similar period) will be made, but otherwise such shortened offering period (or similar period) will be treated as a fully effective and completed offering period for all purposes under the Company ESPP;

•
each purchase right outstanding under the Company ESPP will be exercised as of no later than the second business day prior to the date on which the Effective Time occurs (the date of such exercise, the “final exercise date”);

•
each participant’s accumulated payroll deductions under the Company ESPP as of the final exercise date will be applied to the purchase of shares of Company common stock in accordance with the terms of the Company ESPP and any such accumulated payroll deductions not so applied will be refunded to each such participant as promptly as practicable following the final exercise date;

•	the Company ESPP will be terminated as of, and subject to the occurrence of, the Effective Time; and
•
all shares of Company common stock purchased on the final exercise date will be canceled at the Effective Time and converted into the right to receive the merger consideration, subject to applicable withholding taxes.

Effect on PTC if the Merger Is Not Consummated (page 28)
If the Merger Agreement is not approved by Company shareholders, or if the Merger is not consummated for any other reason:
•	Company shareholders will not be entitled to, nor will they receive, any payment for their shares of Company common stock pursuant to the Merger Agreement;

•
PTC will remain an independent public company, the Company common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and PTC will continue to file periodic reports with the SEC on account of the Company common stock; and

•
under certain circumstances specified in the Merger Agreement, PTC may be required to pay Schneider a termination fee (the “Company termination fee”) of $700 million upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Transaction Expenses and Termination Fee” beginning on page 93 of this proxy statement.

Recommendation and Reasons for the Merger (page 36)
On October 4, 2026, the Board, after considering various factors described in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 36 of this proxy statement, and after consultation with the Company’s legal and financial advisors, unanimously (i) determined that it was fair to and in the best interests of the Company and its shareholders, and declared it advisable, to enter into the Merger Agreement and consummate the transactions contemplated by the Merger Agreement, including the Merger, on the terms set forth in the Merger Agreement; (ii) approved and adopted the Merger Agreement; and (iii) recommended that Company shareholders approve the Merger Agreement at the Special Meeting.
The Board recommends that you vote (i) “FOR” the Merger Proposal and (ii) “FOR” the Merger-Related Compensation Proposal.
Opinion of Evercore Group L.L.C. (page 40)
The Company retained Evercore Group L.L.C. (“Evercore”) to act as its financial advisor in connection with evaluating strategic and financial alternatives including the Merger. As part of this engagement, the Company requested that Evercore evaluate the fairness, from a financial point of view, of the merger consideration to be received by the holders of Company common stock. At a meeting of the Board held on October 4, 2026, Evercore rendered to the Board its opinion to the effect that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s opinion, the merger consideration to be received by the holders of Company common stock in the Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of Evercore, dated October 4, 2026, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The Company encourages you to read this opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Board (in its capacity as such) in connection with its evaluation of the proposed Merger. The opinion does not constitute a recommendation to the Board or to any other persons in respect of the Merger, including as to how any holder of Company common stock should vote or act in respect of the Merger. Evercore’s opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger.
Interests of the Directors and Executive Officers of PTC in the Merger (page 50)
When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that the directors and executive officers of PTC may have interests in the Merger that are different from, or in addition to, your interests as a shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be approved by Company shareholders. These interests include the following:
•
the cancellation and conversion of unvested Company equity awards held by the Company’s executive officers as of the Effective Time into deferred cash awards, with such deferred cash awards being subject to accelerated vesting upon a termination of the applicable executive officer’s employment by Schneider or its affiliates without Cause or by the applicable executive officer for Good Reason (each as defined in the Merger Agreement) prior to the applicable vesting date of such deferred cash awards;

•
the entitlement of each of the Company’s executive officers to receive payments and benefits under an executive agreement with the Company (each, an “executive agreement”) upon (i) a termination of such executive officer’s employment by the Company or its successor without Cause or by the executive officer for Good Reason (or, solely in the case of Neil Barua, PTC’s President and Chief Executive Officer (“Mr. Barua”), Other Reason) (each as defined in the applicable executive agreement, or in the case of Mr. Barua, his executive agreement as modified by his limited good reason waiver, as discussed further below) during the two-year period following the consummation of the Merger or (ii) a termination of such executive officer’s employment by the Company or its successor without Cause during the 180-day period preceding the consummation of the Merger if such termination is at the request of a third party taking steps reasonably calculated to effect the Merger or is otherwise related to or in anticipation of the Merger (each, a “qualifying termination”);
•	the acceleration and cash out of Company RSUs held by the non-employee members of the Board as of the Effective Time; and
•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the surviving corporation.
See the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger” beginning on page 50 of this proxy statement for a more detailed description of these interests.
If the Merger Proposal is approved by Company shareholders, the shares of Company common stock held by the directors and executive officers of the Company will be treated in the same manner as outstanding shares of Company common stock held by all other Company shareholders entitled to receive the merger consideration.
Financing of the Merger (page 56)
The obligation of Schneider to consummate the Merger is not subject to any financing condition. In connection with the Merger, Schneider entered into a mandate letter (the “mandate letter”), dated as of October 4, 2026, with Morgan Stanley Europe SE and Société Générale (together with any financing sources added in accordance with the terms of the mandate letter, the “financing sources”), pursuant to which, and subject to the terms and conditions set forth in the mandate letter, the financing sources have committed to provide debt financing in an aggregate principal amount of $25 billion under a bridge term loan facility (the “Bridge Facility”). On October 20, 2026, Schneider announced the successful placement of 25,000,000 new ordinary shares at a subscription price of €240 per share, representing gross proceeds of €6.0 billion. On October 28, 2026, Schneider announced the successful issuance of €6.0 billion aggregate principal amount of senior unsecured notes under its Euro Medium Term Note program. The net proceeds of the share and note issuances are intended to fund a portion of the Merger consideration and, in accordance with the terms of the Bridge Facility, to reduce the commitments thereunder. Schneider expects to replace the remaining commitments under the Bridge Facility prior to the closing with the proceeds of the issuance of one or more series of unsecured debt securities.
U.S. Federal Income Tax Consequences of the Merger (page 57)
The receipt of cash by Company shareholders in exchange for shares of Company common stock in the Merger will be a taxable transaction to U.S. Holders (as defined under the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 of this proxy statement) for U.S. federal income tax purposes. Such receipt of cash by a Company shareholder that is a U.S. Holder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Company common stock surrendered in the Merger. Backup withholding may also apply to the cash payments made pursuant to the Merger, unless the U.S. Holder complies with certification procedures under the backup withholding rules.
Company shareholders that are Non-U.S. Holders (as described under the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 of this proxy statement) generally will not be subject to U.S. federal income tax with respect to the exchange of Company common stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to the backup withholding rules described above unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.
For a more complete description of the U.S. federal income tax consequences of the Merger, see the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 of this proxy statement. Shareholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Legal Proceedings Regarding the Merger (page 61)
As of the date of this proxy statement, there are no pending lawsuits challenging the Merger. However, potential plaintiffs may file lawsuits challenging the Merger. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to PTC, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is the absence of certain temporary restraining orders, preliminary or permanent injunctions or other orders preventing the consummation of the Merger issued by certain governmental bodies or legal requirements in certain jurisdictions that make consummation of the Merger illegal. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.
No Solicitation by the Company (page 73)
For purposes of this proxy statement, each of “acquisition proposal,” “acquisition inquiry,” “acquisition transaction” and “superior offer” is defined in the section entitled “Terms of the Merger Agreement—No Solicitation by the Company” beginning on page 73 of this proxy statement.
From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company is subject to customary “no-shop” restrictions on its ability to solicit, initiate, knowingly encourage, knowingly assist, induce or knowingly facilitate any acquisition proposal or acquisition inquiry from third parties and to provide non-public information to, and participate or engage in discussions or negotiations with, third parties regarding any acquisition proposal or acquisition inquiry, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an unsolicited written acquisition proposal if the Board determines in good faith (after having taken into account the advice of a financial advisor of nationally recognized reputation and the Company’s outside legal counsel) that such acquisition proposal constitutes, or would reasonably be expected to lead to, a superior offer, and the failure to take such actions would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law.
Change in Company Board Recommendation (page 76)
For purposes of this proxy statement, “change in circumstances” is defined in the section entitled “Terms of the Merger Agreement—Company Shareholders’ Meeting; Company Board Recommendation” beginning on page 76 of this proxy statement and “shareholder approval condition” is defined in the section entitled “Terms of the Merger Agreement— Conditions to the Consummation of the Merger” beginning on page 88 of this proxy statement.
As described above, the Board has unanimously (i) determined that it was fair to and in the best interests of the Company and its shareholders, and declared it advisable, to enter into the Merger Agreement and consummate the transactions contemplated by the Merger Agreement, including the Merger, on the terms set forth in the Merger Agreement; (ii) approved and adopted the Merger Agreement; and (iii) recommended that the Company shareholders vote “FOR” the Merger Proposal (the “Company board recommendation”). Under the Merger Agreement, under certain circumstances and subject to certain requirements described under the section entitled “Terms of the Merger Agreement— Company Shareholders’ Meeting; Company Board Recommendation” beginning on page 76 of this proxy statement, prior to the satisfaction of the shareholder approval condition, the Board may withdraw or modify the Company board recommendation if there has been a change in circumstances or in response to an unsolicited, bona fide, written acquisition proposal that the Board has concluded in good faith (after having taken into account the advice of a financial advisor and the advice of the Company’s outside legal counsel) is a superior offer and, in each case, the Board determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that the failure to do so would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law and subject to additional requirements set forth in the Merger Agreement, including, in certain circumstances, payment of the Company termination fee.
Regulatory Approvals Required for the Merger (page 60)
The Merger cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated and the parties have received CFIUS approval (as defined below). The Merger is also conditioned on, among other things, the expiration or termination of applicable waiting periods and the receipt of required clearances or approvals under antitrust and foreign direct investment laws in certain specified jurisdictions, including in the U.S. under the HSR Act and in the European Union by the European Commission under Council Regulation (EC) No. 139/2004 on the control of concentrations between undertakings and Regulation (EU) 2022/2560 of the European Parliament and of the Council of December 14, 2022 on foreign subsidies distorting the internal market.
As of the date of this proxy statement, the parties have filed a voluntary draft CFIUS notice seeking approval of the Merger, a declaration under the HSR Act and submissions to certain foreign authorities under antitrust and foreign investment laws.
For more information, please see the section entitled “The Merger—Regulatory Approvals Required for the Merger” beginning on page 60 of this proxy statement.
Regulatory Efforts (page 60)
Subject to certain limitations in the Merger Agreement, each of Schneider and PTC will use its reasonable best efforts to take, or cause to be taken, all actions necessary to consummate the Merger. However, Schneider is not required to agree to, commit to or effect any divestiture remedy, behavioral remedy or other action:
•
that would, individually or in the aggregate, reasonably be expected to result in (1) more than an immaterial impact on the financial condition, business, assets or continuing results of operations of Schneider and its subsidiaries, taken as a whole (other than the Company and its subsidiaries, at or after the Effective Time) or (2) a material adverse effect on Schneider, the Company and their respective subsidiaries, taken as a whole, after giving effect to the Merger, including the synergies and other benefits expected to be realized from the Merger (assuming, for the purpose of determining whether such action would have such a material adverse effect, that Schneider and its post-closing subsidiaries (including the Company and its subsidiaries) were the same size as, and had the same financial and operating metrics as, the Company and its subsidiaries, taken as a whole, as of the date of the Merger Agreement); or

•
that is proposed in connection with the review by the Committee on Foreign Investment in the United States (“CFIUS”) of the transactions contemplated by the Merger Agreement, or in relation to the receipt of CFIUS approval, and that would require all or a significant portion of the business of the Company and its subsidiaries or a line of business of the Company and its subsidiaries to be held or governed separate from the business of Schneider and its subsidiaries (other than, following the closing, the Company and its subsidiaries), including through a proxy agreement, voting trust or similar arrangement (any such actions, a “burdensome condition”).

For more information, please see the section entitled “The Merger—Regulatory Approvals Required for the Merger” beginning on page 60 of this proxy statement.
Conditions to the Closing of the Merger (page 88)
Under the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Conditions to the Consummation of the Merger” beginning on page 88 of this proxy statement, the consummation of the Merger is subject to certain conditions set forth in the Merger Agreement, including but not limited to:
•	the receipt of the required Company shareholder vote;
•	the expiration or termination of any waiting periods applicable to the consummation of the Merger under the HSR Act;
•	the expiration or termination of any waiting periods applicable to the consummation of the Merger under certain foreign antitrust laws or regulations;
•	the governmental authorizations or other consents required under certain foreign antitrust laws or regulations or foreign investment laws in connection with the Merger having been obtained;
•	CFIUS approval having been obtained;

•
the absence of certain temporary restraining orders, preliminary or permanent injunctions or other orders preventing the consummation of the Merger issued by certain governmental bodies or legal requirements in certain jurisdictions that make consummation of the Merger illegal; and

•	the absence of a material adverse effect on the Company since October 4, 2026 that is continuing.
Termination of the Merger Agreement (page 90)
The Merger Agreement contains certain termination rights for the Company, on the one hand, and Schneider, on the other hand, including but not limited to Schneider and PTC each having the right to terminate the Merger Agreement at any time prior to the Effective Time (whether before or after the approval of the Merger Agreement by the required Company shareholder vote) by mutual written agreement or if the Merger is not consummated by 11:59 p.m. Eastern Time on April 4, 2027, which date will be automatically extended in successive three-month increments, up to nine months after April 4, 2027, if any of the HSR waiting period condition, the foreign regulatory waiting period condition, the governmental authorization condition or the no restraint condition (solely in connection with certain antitrust law or regulation, CFIUS or foreign investment law) has not been satisfied or waived as of the applicable extension date. Additional termination rights are further described under the section entitled “Terms of the Merger Agreement—Termination of the Merger Agreement” beginning on page 90 of this proxy statement.
Company Termination Fee (page 90)
Upon termination of the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement—Transaction Expenses and Termination Fee” beginning on page 93 of this proxy statement, under specified circumstances, including the Company terminating the Merger Agreement to accept a superior offer and enter into an alternative acquisition agreement (as defined under the section entitled “Terms of the Merger Agreement—Termination of the Merger Agreement” beginning on page 90 of this proxy statement) or Schneider terminating the Merger Agreement due to a triggering event (as defined under the section entitled “Terms of the Merger Agreement—Transaction Expenses and Termination Fee” beginning on page 93 of this proxy statement), in each case, pursuant to, and in accordance with, the provisions of the Merger Agreement, the Company will be required to pay Schneider the Company termination fee of $700 million. The Company termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, an acquisition proposal exists or has been publicly disclosed or announced and a qualifying acquisition transaction is consummated or the Company enters into an agreement providing for the consummation of a qualifying acquisition transaction within one year of the termination.
Specific Performance (page 94)
Schneider and the Company are entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement.
Market Prices (page 97)
Company common stock is listed on Nasdaq under the symbol “PTC.” The closing price of Company common stock on October 2, 2026, the last full trading day prior to the Board’s approval of the Merger Agreement, was $144.03. On November 12, 2026, the latest practicable trading day before the date of this proxy statement, the closing price of Company common stock was $196.25 per share.
Appraisal or Dissenters’ Rights (page 100)
The Company has concluded that, under Part 13 of the MBCA, shareholders may be entitled to appraisal rights with respect to the Merger Proposal which would entitle them to receive the “fair value” of their shares in cash in accordance with the MBCA. To assert appraisal rights, a shareholder must (i) deliver, before the vote is taken on the Merger Proposal, written notice of the shareholder’s intent to demand payment, (ii) not vote, or permit to be voted, the shareholder’s shares in favor of the Merger Proposal and (iii) comply with the requirements of the MBCA. Perfection of appraisal rights is complex. The procedures for exercising appraisal rights are described in the section of this proxy statement captioned “Appraisal Rights.” The full text of Part 13 of the MBCA is attached to this proxy statement as Annex C.

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this proxy statement, including the Merger, or determined if the information contained in this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as a Company shareholder. You are encouraged to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. You may obtain the information referenced in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 107 of this proxy statement.
Q:	Why am I receiving these materials?
A:
On October 4, 2026, PTC entered into the Merger Agreement providing for the Merger of Merger Sub with and into PTC, with PTC surviving the Merger as the surviving corporation. As a result of the Merger, PTC will become a wholly owned subsidiary of Schneider. The Board is furnishing this proxy statement and form of proxy card to the holders of Company common stock in connection with the solicitation of proxies in favor of the Merger Proposal and the other proposal to be voted on at the Special Meeting or any adjournment or postponement thereof. This proxy statement includes information that we are required to provide to you under the SEC rules and is designed to assist you in voting on the matters presented at the Special Meeting. Company shareholders of record as of the Record Date may attend the Special Meeting and are entitled and requested to vote on the Special Meeting Proposals.

Q:	When and where is the Special Meeting?
A:	The Special Meeting will be held on December 17, 2026, at 11:00 a.m., Eastern Time online at www.virtualshareholdermeeting.com/PTC2026SM.
Q:	What is the proposed Merger and what effects will it have on PTC?
A:
The proposed Merger is the acquisition of PTC by Schneider through the Merger of Merger Sub with and into PTC pursuant to the Merger Agreement. If the Merger Proposal is approved by the requisite number of shares of Company common stock, and the other closing conditions under the Merger Agreement have been satisfied or waived, Merger Sub will merge with and into PTC, with PTC continuing as the surviving corporation. As a result of the Merger, PTC will become a wholly owned subsidiary of Schneider, and you will no longer own shares of Company common stock. PTC expects to delist the Company common stock from Nasdaq as promptly as practicable after the Effective Time and deregister the Company common stock pursuant to the Exchange Act as promptly as practicable after such delisting. Thereafter, PTC would no longer be a publicly traded company, and PTC would no longer file periodic reports with the SEC on account of Company common stock.

Q:	What will I receive if the Merger is consummated?
A:
Upon the consummation of the Merger, you will be entitled to receive the merger consideration of $205 in cash, without interest, for each share of Company common stock that you own, unless you are entitled to and have properly exercised and perfected your appraisal rights under Part 13 of the MBCA, if applicable. For example, if you own 10 shares of Company common stock, you will be entitled to receive $2,050 in cash, without interest, in exchange for your 10 shares of Company common stock. Your shares will be canceled, and you will not own nor be entitled to acquire shares in the surviving corporation or Schneider.

Q:	Who is entitled to vote at the Special Meeting?
A:
Only Company shareholders of record as of the close of business on November 10, 2026, are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. If your shares of Company common stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares on the Special Meeting Proposals. Instructions on how to vote shares held in street name are described under the question “How may I vote?” below.

Q:	How may I vote?
A:	For Company shareholders of record: If you are eligible to vote at the Special Meeting and are a shareholder of record, you may cast your shares in any of four ways:
•	by voting over the Internet using the website indicated on the enclosed proxy card;
•	by telephone using the toll-free number on the enclosed proxy card;
•	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or
•	by attending the Special Meeting in a virtual format and voting by virtual ballot.
For holders in street name: If your shares of Company common stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares on the Special Meeting Proposals. If your shares of Company common stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this proxy statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form.
If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your shares of Company common stock will be voted in accordance with your instructions.
Even if you plan to attend the Special Meeting and vote by ballot, you are encouraged to vote your shares of Company common stock by proxy. You may still vote your shares of Company common stock at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your previous vote by proxy will not be counted.
Q:	How many votes do I have?
A:
Each holder of Company common stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Company common stock that such holder owned as of the Record Date.

Q:	May I attend the Special Meeting and vote in person?
A:
PTC will hold the Special Meeting in a virtual meeting format only on the virtual meeting website. You will not be able to attend the Special Meeting physically in person. Once admitted to the Special Meeting, shareholders may vote their shares and view a list of shareholders by following the instructions available on the meeting website. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/PTC2026SM using the 16-digit control number included in your proxy materials.

We recommend that you submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided - even if you plan to attend the Special Meeting in a virtual format. We encourage all shareholders to vote electronically. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your shares as you have directed. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your vote by virtual ballot will revoke any proxy previously submitted.
Q:	What matters will be voted on at the Special Meeting?
A:	You are being asked to consider and vote on the following proposals:
•	to approve the Merger Proposal; and
•	to approve the Merger-Related Compensation Proposal.

Q:	How does the merger consideration compare to the market price of Company common stock prior to the announcement of the Merger?
A:
The merger consideration of $205 per share of Company common stock represents a premium of approximately 42.3% over the closing stock price on October 2, 2026, the last full trading day prior to the announcement of the Merger Agreement.

Q:	What do I need to do now?
A:
PTC encourages you to read the proxy statement, including all documents referenced in the proxy statement, and its annexes carefully and in their entirety. Then as promptly as possible, follow the instructions on the enclosed proxy card to submit your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Special Meeting, unless you wish to seek appraisal pursuant to Part 13 of the MBCA. We encourage all shareholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. If your shares of Company common stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this proxy statement. Please do not send your stock certificate(s) with your proxy card. See “How may I vote?” in this section of this proxy statement for more information.

Q:	How does the Board recommend that I vote?
A:
On October 4, 2026, the Board, after considering various factors, including the factors described in the section entitled “The Merger—Recommendation and Reasons for the Merger” beginning on page 36 of this proxy statement, and after consultation with the Company’s legal and financial advisors, unanimously (i) determined it was fair to and in the best interests of the Company and its shareholders, and declared it advisable, to enter into the Merger Agreement and consummate the transactions contemplated by the Merger Agreement, including the Merger, on the terms set forth in the Merger Agreement; (ii) approved and adopted the Merger Agreement; and (iii) recommended that Company shareholders approve the Merger Agreement at the Special Meeting.

The Board recommends that you vote (i) “FOR” the Merger Proposal and (ii) “FOR” the Merger-Related Compensation Proposal.
Q:	Should I send in my stock certificate(s) now?
A:
No. If you are a record holder of certificated shares, after the Merger is consummated, under the terms of the Merger Agreement, you will receive a letter of transmittal instructing you to send your stock certificate(s) to the paying agent designated pursuant to the Merger Agreement (the “paying agent”) in order to receive the cash payment of the merger consideration for each share of Company common stock represented by such stock certificate(s). You should use the letter of transmittal to exchange your stock certificate(s) for the merger consideration to which you are entitled upon the consummation of the Merger. If you hold your shares in “street name,” please contact your broker, bank, trust or other nominee for instructions as to how to effect the surrender of your shares of Company common stock in exchange for the merger consideration in accordance with the terms of the Merger Agreement. Please do not send in your stock certificate(s) now.

Q:	If I do not know where my stock certificates are, how will I get the merger consideration for my shares of Company common stock?
A:
If the Merger is consummated, the transmittal materials you will receive after the consummation of the Merger will include the procedures that you must follow if you cannot locate your stock certificate(s). This may include an affidavit that you will need to sign attesting to the loss of your stock certificate(s). You may also be required to post a bond as indemnity against any potential loss.

Q:	What happens if the Merger is not consummated?
A:
If the Merger Proposal is not approved by Company shareholders or if the Merger is not consummated for any other reason, Company shareholders will not receive any payment for their shares of Company common stock. Instead, PTC will remain an independent public company, Company common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of Company common stock.

Under certain specified circumstances, PTC may be required to pay Schneider the Company termination fee upon the termination of the Merger Agreement, as described in the section entitled “Terms of the Merger Agreement— Transaction Expenses and Termination Fee” beginning on page 93 of this proxy statement.
Q:	Do any of the directors or officers of PTC have interests in the Merger that may be in addition to, or differ from, those of Company shareholders generally?
A:
Yes. In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that the directors and executive officers of PTC may have interests in the Merger different from, or in addition to, the interests of Company shareholders generally. The Board was aware of and considered these interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, in approving the Merger Agreement and the Merger, and in recommending that the Merger Proposal be approved by Company shareholders. For a description of the interests of the directors and executive officers of PTC in the Merger, see the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger” beginning on page 50 of this proxy statement.

Q:	Why am I being asked to consider and vote on the Merger-Related Compensation Proposal?
A:
Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on, or otherwise relates to, the Merger, commonly referred to as “golden parachute” compensation. If the Merger Agreement is approved by the Company shareholders, and the Merger is completed, this compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Company shareholders fail to approve this proposal.

Q:	What vote is required to approve the proposals submitted to a vote at the Special Meeting?
A:
The affirmative vote of a majority of the outstanding shares of Company common stock entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of a majority of the shares of Company common stock present at the Special Meeting or represented by proxy and voting on the Merger-Related Compensation Proposal, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal. Because each of the proposals presented to Company shareholders will be considered a “non-routine matter”, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal.

As of the Record Date, there were 108,633,154 shares of Company common stock issued and outstanding. Each holder of Company common stock is entitled to one vote per share of Company common stock owned by such holder as of the Record Date.
Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:
If your shares of Company common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, to be the “shareholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by PTC. As the shareholder of record, you have the right to vote by proxy, which involves granting your voting rights directly to PTC or to a third party, or to vote by ballot at the Special Meeting.

If your shares are held through a broker, bank, trust or other nominee, you are considered the beneficial owner of those shares. In that case, this proxy statement has been forwarded to you by your broker, bank, trust or other nominee who is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. Without your voting instructions, because of the non-routine nature of the Special Meeting Proposals, your broker, bank, trust or other nominee may not vote your shares with respect to the Special Meeting Proposals. However, if you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal.
Q:	Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?
A:
No. Because any shares you may hold in “street name” will be deemed to be held by a different shareholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q:	What is a broker non-vote?
A:
With respect to shares held in street name, your broker, bank, trust or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters but cannot vote such uninstructed shares on “non-routine” matters. A broker non-vote occurs when a bank, broker or other nominee holding shares on behalf of a beneficial owner has the power to vote those shares in respect of some proposals but does not vote those shares on a “non-routine” proposal because such bank, broker or other nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to that “non-routine” proposal. Each of the proposals to be presented at the Special Meeting is a “non-routine matter.” Therefore, your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the proposals. As a result, there will not be any broker non-votes at the Special Meeting.

Q:	What is a proxy?
A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Company common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company common stock is called a “proxy card.” The Board has designated Aaron von Staats and Catherine Gorecki, and each of them, with full power of substitution, as proxies for the Special Meeting.

Q:	Can I change or revoke my proxy?
A:	You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting, by voting by ballot at the Special Meeting.
If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;
•
by delivering a signed revocation letter to Aaron von Staats, the Company’s Corporate Secretary, at the Company’s mailing address on the first page of this proxy statement before the Special Meeting, which states that you have revoked your proxy; or

•
by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically vote by virtual ballot at the virtual Special Meeting in order for your previous proxy to be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.
If your shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Q:	If a Company shareholder gives a proxy, how will the shares be voted?
A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “FOR” the Merger Proposal and “FOR” the Merger-Related Compensation Proposal. However, if you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal.
Q:	I understand that a quorum is required in order to conduct business at the Special Meeting. What constitutes a quorum?
A:
The presence of a majority of the outstanding shares of Company common stock entitled to vote at the Special Meeting constitutes a quorum. As of the close of business on the Record Date, there were 108,633,154 shares of Company common stock outstanding and entitled to vote. If you submit a properly executed proxy by Internet, telephone or mail, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Because each of the proposals presented to Company shareholders will be considered a “non-routine matter”, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting. If you hold your shares in street name and do not give any instruction to your broker, bank, trust or other nominee, those shares will not be counted for purposes of establishing a quorum. As a result, 54,316,578 shares must be present or represented by proxy to have a quorum. If a quorum is not present, the individual presiding over the Special Meeting or acting as secretary of the Special Meeting or the shareholders present or represented at the meeting although less than a quorum may adjourn the Special Meeting pursuant to the Company’s bylaws.

Q:	How can I obtain a proxy card?
A:	If you lose, misplace or otherwise need to obtain a proxy card, please follow the applicable procedure below.
For Company shareholders of record: Please call Innisfree M&A Incorporated (“Innisfree”) at (877) 750-8226 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations).
For holders in “street name”: Please contact your account representative at your broker, bank or other similar institution.
Q:	What happens if I sell or otherwise transfer my shares of Company common stock after the close of business on the Record Date but before the Special Meeting?
A:
The Record Date is earlier than both the date of the Special Meeting and the date the Merger is expected to be consummated. If you sell or transfer your shares of Company common stock after the close of business on the Record Date but before the Special Meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of Company common stock and each of you notifies PTC in writing of such special arrangements, you will transfer the right to receive the merger consideration, if the Merger is consummated, to the person to whom you sell or transfer your shares of Company common stock, but you will retain your right to vote these shares at the Special Meeting. You will also lose the ability to exercise any applicable appraisal rights in connection with the Merger with respect to the transferred shares of Company common stock. Even if you sell or otherwise transfer your shares of Company common stock after the close of business on the Record Date, you are encouraged to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote via the Internet or telephone (or complete, date, sign and return) with respect to each proxy card and voting instruction form that you receive.
Q:	What happens if I sell my shares of Company common stock after the Special Meeting but before the Effective Time?
A:
If you transfer your shares of Company common stock after the Special Meeting but before the Effective Time, you will have transferred the right to receive the merger consideration to the person to whom you transfer your shares of Company common stock. In order to receive the merger consideration, you must hold your shares of Company common stock through the Effective Time.

Q:	Who will count the votes?
A:
A representative from Broadridge Investor Communications Solutions will serve as the independent inspector of elections for the Special Meeting and will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:	Who will solicit votes for, and bear the cost and expenses of, this proxy solicitation?
A:
The cost of this proxy solicitation will be borne by PTC. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Company common stock. PTC has retained Innisfree M&A Incorporated as PTC’s proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $150,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Company shareholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.

Q:	Where can I find the voting results of the Special Meeting?
A:
PTC intends to notify Company shareholders of the results of the Special Meeting by publishing final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting.

Q:	Will I be subject to U.S. federal income tax upon the exchange of Company common stock for cash pursuant to the Merger?
A:
The exchange of Company common stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 of this proxy statement) who exchanges shares of Company common stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. If you are a Non-U.S. Holder (as defined in the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 of this proxy statement), the Merger will generally not result in U.S. federal income tax to you unless you have certain connections with the United States.

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction. For a more complete description of the U.S. federal income tax consequences of the Merger, see the section entitled “The Merger—U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 of this proxy statement.

Q:	What will the holders of outstanding PTC equity awards receive in the Merger?
A:
Each cashed-out RSU will be canceled at the Effective Time and converted into the right to receive, without interest and subject to any applicable tax withholding, the merger consideration on the same terms and conditions as outstanding shares of Company common stock.

Each Company equity award that is outstanding immediately prior to the Effective Time that is not a cashed-out RSU will be canceled and converted at the Effective Time into the right to receive a deferred cash award. Each deferred cash award will remain subject to the same terms and conditions as applied to the Company RSU for which such deferred cash award was exchanged, including with respect to vesting and forfeiture (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that performance-based vesting conditions applicable to Company PSUs will be deemed to be achieved at maximum performance (i.e., 200% of target performance) and will not apply following the Effective Time (other than for certain Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time, which will remain subject to performance goals, as described below). Each deferred cash award will vest and become payable at the same time as the Company RSU for which such deferred cash award was exchanged would have vested, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that each deferred cash award will vest and become payable in full upon an earlier termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the applicable vesting date.
Company PSUs will be subject to the PSU performance measurement treatment, such that all Company PSUs outstanding as of the date that the Merger Agreement was executed and any Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time that are subject to relative total shareholder return performance metrics will be deemed earned based on the maximum performance level (i.e., 200% of target performance) and all Company PSUs that are granted in the period between the execution of the Merger Agreement and the Effective Time that are subject to performance measures relating to ARR will remain subject to the applicable performance goals, with performance measured, and the applicable portion of such awards earned, annually during the applicable three-year performance period based on actual performance, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date, except that such Company PSUs will become vested based on target performance on a termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the completion of the three-year performance period.
Q:	When do you expect the Merger to be consummated?
A:
PTC and Schneider are working toward consummating the Merger as quickly as possible. Assuming the timely receipt of required regulatory clearances and satisfaction or waiver (in accordance with the terms of the Merger Agreement) of other closing conditions, including approval by Company shareholders of the proposal to approve the Merger Agreement, we anticipate that the Merger will be completed by the third quarter of calendar year 2027.

Q:	Are there any other risks to me from the Merger that I should consider?
A:
Yes. There are risks associated with all business combinations, including the Merger. See the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 21 of this proxy statement.

Q:	Am I entitled to appraisal rights under the MBCA?
A:
The Company has concluded that, under Part 13 of the MBCA, shareholders may be entitled to appraisal rights with respect to the Merger Proposal which would entitle them to receive the “fair value” of their shares in cash in accordance with the MBCA. To assert appraisal rights, a shareholder must (i) deliver, before the vote is taken on the Merger Proposal, written notice of the shareholder’s intent to demand payment, (ii) not vote, or permit to be voted, the shareholder’s shares in favor of the Merger Proposal and (iii) comply with the requirements of the

MBCA. Perfection of appraisal rights is complex. The procedures for exercising appraisal rights are described in the section of this proxy statement captioned “Appraisal Rights.” The full text of Part 13 of the MBCA is attached to this proxy statement as Annex C.
Q:	What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:
Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.

Q:	What if during the check-in time or during the Special Meeting PTC experiences technical difficulties?
If PTC experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, PTC will promptly notify shareholders of the decision via the virtual meeting website.
Q:	How can I obtain more information about PTC?
A:	You can find more information about PTC from various sources described in the section entitled “Where You Can Find More Information” beginning on page 107 of this proxy statement.
Q:	Who can help answer my questions?
A:
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company common stock, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10010
Shareholders May Call: (877) 750-8226 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which PTC refers you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by PTC or on its behalf contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to, those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. In many cases, Company shareholders can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Company shareholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s and Schneider’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements.
Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring the Company to pay Schneider the Company termination fee; the failure to obtain applicable regulatory or the Company’s shareholder approval in a timely manner or otherwise; the risk that the Merger may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the Merger; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of management’s time and attention from ongoing business operations due to the Merger; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Company common stock, credit ratings or operating results; the risk that the Merger and its announcement could have an adverse effect on the Company’s ability to retain and hire key personnel, retain customers and maintain relationships with its business partners, suppliers and customers; and the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the Merger. In addition, the macroeconomic and/or global manufacturing climates may not improve or may deteriorate due to, among other factors, the effects of import tariffs, threats of additional and reciprocal import tariffs, global trade and geopolitical tensions and uncertainty, including the recent military conflict in Iran, volatile foreign exchange rates, high interest rates or increases in interest rates, inflation, and tightening of credit standards and availability, any of which could cause customers to delay or reduce purchases of new software, adopt competing software solutions, reduce the number of subscriptions they carry, or delay payments to us, which would adversely affect the Company’s ARR and/or financial results and cash flow and growth; the Company’s investments in its software solutions, including the integration of artificial intelligence (“AI”) capabilities into its software solutions, may not drive expansion of those solutions and/or generate the ARR and/or cash flow we expect if those capabilities are not made available when or as we expect, if customers are slower to adopt those solutions than we expect, or if customers adopt competing solutions; customers may not build the product data foundations essential for the AI-driven transformation of their business when or as we expect, which could adversely affect the Company’s ARR and/or financial results and cash flow and growth; the Company’s go-to-market realignment and related initiatives may not generate the ARR and/or financial results or cash flow when or as we expect; foreign exchange rates may differ materially from those we expect; other risks and uncertainties that could cause actual results to differ materially from those projected are described from time to time in reports the Company files with the SEC, including the Company’s most recent Annual Report on Form 10-K filed on November 21, 2025, Quarterly Reports on Form 10-Q, and other filings with the SEC; and the risks described in this proxy statement.
There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.
We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this proxy statement that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to Company shareholders as a part of the solicitation of proxies by the Board for use at the Special Meeting to be held on December 17, 2026, at 11:00 a.m., Eastern Time or at any adjournment or postponement thereof. PTC will hold the Special Meeting in a virtual format only at www.virtualshareholdermeeting.com/PTC2026SM.
Purpose of the Special Meeting
At the Special Meeting, Company shareholders will be asked to consider and vote to approve:
•	the Merger Proposal; and
•	the Merger-Related Compensation Proposal.
Record Date; Shares Entitled to Vote; Quorum
Only Company shareholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. Company shareholders may also contact the Company’s Investor Relations to inspect the list of shareholders of record entitled to vote at the Special Meeting for any legally valid purpose beginning two business days after such notice of the Special Meeting is given. Such list will also be available for inspection at the Special Meeting to participating shareholders of record.

Investor Relations PTC Inc. 121 Seaport Boulevard Boston, MA 02210	(781) 370-5000	Investor@ptc.com

The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present. The presence of a majority of the outstanding shares of Company common stock entitled to vote at the Special Meeting constitutes a quorum. Shares that abstain from voting on any proposal will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum is present.
With respect to shares held in street name, your broker, bank, trust or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters but cannot vote such uninstructed shares on “non-routine” matters. Each of the proposals to be presented at the Special Meeting is a “non-routine matter.” Therefore, your broker, bank, trust or other nominee does not have discretionary authority to vote your shares on the proposals. As a result, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum but will not count as votes cast at the Special Meeting, and will have the same effect as votes “AGAINST” the Merger Proposal and no effect on the Merger-Related Compensation Proposal. If you hold your shares in street name and do not give any instruction to your broker, bank, trust or other nominee, those shares will not be counted for purposes of determining whether a quorum is present.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of a majority of the outstanding shares of Company common stock entitled to vote thereon is required to approve the Merger Proposal. The affirmative vote of a majority of the shares of Company common stock present at the Special Meeting or represented by proxy and voting on the Merger-Related Compensation Proposal, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal. Because each of the proposals presented to Company shareholders will be considered a “non-routine matter”, there will not be any broker non-votes at the Special Meeting. Broker non-votes (if any) will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the Merger-Related Compensation Proposal. However, if you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal.
Shares Held by the Company’s Directors and Executive Officers
As of the Record Date, the Company’s directors and executive officers beneficially owned, and were entitled to vote, in the aggregate, 202,652 shares of Company common stock, representing less than 1% of the outstanding shares of Company common stock. We expect that the Company’s directors and executive officers will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers have informed PTC that they currently intend to vote all of their shares of Company common stock “FOR” the Merger Proposal and “FOR” the Merger-Related Compensation Proposal.
Voting of Proxies
If your shares are registered in your name with the Company’s transfer agent Equiniti Trust Company, you may cause your shares to be voted by submitting electronically over the Internet or by telephone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. We encourage all shareholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.
If you plan to attend and desire to vote at the Special Meeting in a virtual format, you will be provided with a virtual ballot at the Special Meeting. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your shares in advance of the Special Meeting.
Voting instructions are included on your enclosed proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of Company shareholders. Properly executed proxies that do not contain voting instructions will be voted “FOR” the Merger Proposal and “FOR” the Merger-Related Compensation Proposal. No proxy that is specifically marked against approval of the Merger Agreement will be voted in favor of the Merger-Related Compensation Proposal, unless it is specifically marked “FOR” the approval of such proposal.
If your shares of Company common stock are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your shares on the Special Meeting Proposals. If your shares of Company common stock are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this proxy statement. We encourage you to authorize your broker, bank, trust or other nominee to vote your shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form. If you do not vote via the Internet or telephone through your broker, bank, trust or other nominee or do not return your bank’s, broker’s or other nominee’s voting form, or do not attend the Special Meeting and vote with a proxy from your broker, bank, trust or other nominee, it will be counted as a vote “AGAINST” the Merger Proposal and will not have any effect on the Merger-Related Compensation Proposal. If you hold your shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given and will not be voted with respect to the other proposal.

How You May Revoke or Change Your Vote
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting in a virtual format, by voting by virtual ballot at the Special Meeting. If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;
•
by delivering a signed revocation letter to Aaron von Staats, the Company’s Corporate Secretary, at the Company’s address on the first page of this proxy statement before the Special Meeting, which states that you have revoked your proxy; or

•
by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Special Meeting for your previous proxy to be revoked. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/PTC2026SM using the 16-digit control number included in your proxy materials.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Corporate Secretary prior to the Special Meeting.
If your shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote at the Special Meeting if you register in advance to attend the Special Meeting following the procedures described below in the section entitled “The Special Meeting—Attending the Special Meeting” beginning on page 26 of this proxy statement.
Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting that was adjourned, recessed or postponed.
Adjournments
Under PTC’s bylaws, the Special Meeting may be adjourned by any individual entitled to preside or to act as secretary of the Special Meeting or by the shareholders present or represented at the meeting, although less than a quorum.
If a new record date is or must be fixed under law or PTC’s bylaws, a notice of the adjourned meeting must be given to each shareholder of record as of the new record date and who is otherwise entitled to notice of, and to vote at, such meeting.
If the Special Meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted that might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.
Technical Difficulties or Trouble Accessing the Virtual Meeting Website
If PTC experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, PTC will promptly notify shareholders of the decision via the virtual meeting website.
Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.

Tabulation of Votes
All votes will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will separately tabulate affirmative and negative votes and abstentions.
Solicitation of Proxies
The cost of this proxy solicitation will be borne by PTC. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Company common stock.
PTC has retained Innisfree as its proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $150,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Company shareholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.
Anticipated Date of Consummation of the Merger
Assuming timely satisfaction of necessary closing conditions, including, among other things, the required Company shareholder vote and receipt of required regulatory approvals, we currently anticipate that the Merger will be consummated by the third quarter of calendar year 2027.
Attending the Special Meeting
Shareholders may log into the Special Meeting using the 16-digit control number on their proxy cards. Once admitted to the Special Meeting, shareholders may vote their shares and view a list of shareholders by following the instructions available on the meeting website.
The virtual meeting site is supported on Internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong Wi-Fi or other Internet connection, allow plenty of time to log in and ensure that he or she can hear streaming audio prior to the start of the Special Meeting.
Voting at the Special Meeting Remotely as a Shareholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee
To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/PTC2026SM using the 16-digit control number included in your proxy materials. After accessing the Special Meeting as described above, shareholders may vote by clicking on the “Vote Here!” button, selecting their voting choices from those shown on the screen and then clicking “Submit.” Confirmation that your vote has been received should appear once submitted. For as long as the polls remain open during the Special Meeting, you will be able to change your vote by selecting another voting choice. We encourage you to vote your proxy via the Internet, telephone or proxy card prior to the Special Meeting, even if you plan to attend the Special Meeting.
Shareholders are reminded that they can vote their shares prior to the Special Meeting over the Internet using the website indicated on the proxy card, by telephone using the toll-free number on the proxy card or by signing, dating and returning the proxy card in the postage-paid envelope previously provided. We encourage shareholders to vote electronically. If you have submitted your vote by proxy in advance of the Special Meeting, you do not need to vote by ballot, unless you wish to change your vote.
Assistance
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree, our proxy solicitor, by calling (877) 750-8226 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.

PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT
THE MERGER
The discussion of the Merger in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Additional information about PTC may be found elsewhere in this proxy statement and in our other public filings. See the section entitled “Where You Can Find More Information” beginning on page 107 of this proxy statement.
Parties Involved in the Merger
PTC Inc.
PTC is a Massachusetts corporation and a global software company headquartered in Boston, Massachusetts. The Company employs more than 7,000 people and supports more than 30,000 customers around the world. It primarily serves customers in the following industry verticals: industrials; federal, aerospace and defense; electronics and high tech; automotive; and medical technology and life sciences.
The Company’s customers are focused on improving their competitiveness in the face of global competition and increasing product complexity, and PTC’s software offerings are a strategic enabler of this and their digital transformation initiatives. Given the breadth and openness of the Company’s portfolio, the Company enables the Intelligent Product Lifecycle: establishing a strong product data foundation in the engineering department and democratizing the access and use of that data across the enterprise to drive cross-functional collaboration, accelerate new product introduction timelines, and deliver higher product quality. By embracing the Intelligent Product Lifecycle, the Company’s customers establish the quality, consistency, and traceability of product data, ensuring the data is up-to-date, accessible, reliable, and actionable. The Company’s customers can then go on to use this data to break down silos, streamline workflows, and achieve interoperability across departments, functions, and systems. This includes the growing emphasis on AI-driven transformation across our customers’ teams, operations, and processes. A product data foundation is the backbone of AI-driven transformation.
PTC’s business runs on a subscription model, and approximately 95% of its revenue for the fiscal year ended September 30, 2025 was recurring in nature.
Company common stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “PTC.” The Company’s principal executive office is located at 121 Seaport Boulevard, Boston, MA 02210 and its telephone number is (781) 370-5000.
Schneider Electric SE
Schneider Electric SE, referred to as “Schneider,” is a global energy technology leader, driving efficiency and sustainability by electrifying, automating, and digitalizing industries, businesses, and homes. Schneider’s technologies enable buildings, data centers, factories, infrastructure, and grids to operate as open, interconnected ecosystems, enhancing performance, resilience, and sustainability. Its portfolio includes intelligent devices, software-defined architectures, AI-powered systems, digital services, and expert advisory.
Schneider is a European company (société européenne), organized under the laws of France. Schneider’s head office is located at 1884 Boulevard de la Défense, 92000 Nanterre, France. Schneider is registered with the commercial court registry of Nanterre under No. 542 048 574, and its telephone number is +33 (0) 4 76 57 60 60. Schneider’s shares are listed on Euronext Paris.
Additional information about Schneider and its subsidiaries is included on its website: https://www.se.com/ww/en/. The information provided or accessible through Schneider’s website is not part of, or incorporated by reference in, this proxy statement.
Grand Slam Merger Sub, Inc.
Grand Slam Merger Sub, Inc., referred to as “Merger Sub,” is a Massachusetts corporation and wholly owned subsidiary of Schneider formed solely for the purpose of engaging in the transactions contemplated by the Merger

Agreement. Merger Sub has not conducted any material business prior to the date of the Merger Agreement and has no material assets or material obligations of any nature, other than those incident to its formation and those incurred pursuant to or in connection with the Merger Agreement. Upon the completion of the Merger, Merger Sub’s separate corporate existence will cease and PTC Inc. will continue as the surviving corporation. The registered office of Merger Sub is located at c/o Corporation Service Company, 84 State Street Boston, Massachusetts 02109.
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the MBCA, at the Effective Time, Merger Sub will be merged with and into PTC, whereupon the separate existence of Merger Sub will cease, and PTC will continue as the surviving corporation. As a result of the Merger, the surviving corporation will become a wholly owned subsidiary of Schneider and Company common stock will no longer be publicly traded. In addition, Company common stock will be delisted from Nasdaq and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and PTC will no longer file periodic reports with the SEC on account of Company common stock. If the Merger is consummated, you will not own any shares of capital stock of the surviving corporation. The Effective Time will occur upon the filing of articles of merger with the Secretary of the Commonwealth of Massachusetts (or at such later time as PTC and Schneider may mutually agree in writing and specify in the articles of merger).
Effect on PTC if the Merger Is Not Consummated
If the Merger Agreement is not approved by the Company shareholders, or if the Merger is not consummated for any other reason:
•	the Company shareholders will not be entitled to, nor will they receive, any payment for their respective shares of Company common stock;
•
PTC will remain an independent public company, the Company common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and PTC will continue to file periodic reports with the SEC on account of the Company common stock;

•
we anticipate that management will operate the business in a manner similar to that in which it is being operated today and Company shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including but not limited to, risks and uncertainties with respect to the Company’s business, prospects or results of operations, as such may be affected by, among other things, the highly competitive industry in which PTC operates and adverse economic conditions that PTC could face;

•
the price of Company common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company common stock would return to the price at which it trades as of the date of this proxy statement;

•
the Board will continue to evaluate and review the Company’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board will be offered or that the Company’s business, prospects or results of operations will be adversely impacted); and

•
under certain specified circumstances, PTC may be required to pay Schneider the Company termination fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement—Transaction Expenses and Termination Fee” beginning on page 93 of this proxy statement.

Merger Consideration
Company common stock
Upon the consummation of the Merger, each share of Company common stock outstanding as of immediately prior to the Effective Time (other than shares of Company common stock held by PTC, wholly owned subsidiaries of PTC, in PTC’s treasury or by Schneider, Merger Sub or any other wholly owned subsidiary of Schneider, and any shares held by shareholders who have properly exercised and perfected their demands for appraisal of such shares in accordance with the MBCA if applicable) will be converted into the right to receive the merger consideration of $205.

Any shares of Company common stock held by PTC, wholly owned subsidiaries of PTC, in PTC’s treasury or by Schneider, Merger Sub or any other wholly owned subsidiary of Schneider immediately prior to the Effective Time will be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares. Any shares of Company common stock held by shareholders who are entitled to and have properly exercised and perfected appraisal rights under the MBCA, if applicable, will be treated in accordance with the applicable provisions of the MBCA, as described under “Appraisal Rights.”
Treatment of Company Equity Awards
Each cashed-out RSU will be canceled at the Effective Time and converted into the right to receive, without interest and subject to applicable tax withholding, the merger consideration on the same terms and conditions as outstanding shares of Company common stock.
Each Company equity award that is outstanding immediately prior to the Effective Time that is not a cashed-out RSU will be canceled and converted at the Effective Time into the right to receive a deferred cash award. Each deferred cash award will remain subject to the same terms and conditions as applied to the Company RSU for which such deferred cash award was exchanged, including with respect to vesting and forfeiture (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that performance-based vesting conditions applicable to Company PSUs will be deemed to be achieved at maximum performance (i.e., 200% of target performance) and will not apply following the Effective Time (other than for certain Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time, which will remain subject to performance goals, as described below). Each deferred cash award will vest and become payable at the same time as the Company RSU for which such deferred cash award was exchanged would have vested, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that each deferred cash award will vest and become payable in full upon an earlier termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the applicable vesting date.
Company PSUs will be subject to the PSU performance measurement treatment, such that all Company PSUs outstanding as of the date that the Merger Agreement was executed and any Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time that are subject to relative total shareholder return performance metrics will be deemed earned based on the maximum performance level (i.e., 200% of target performance) and all Company PSUs that are granted in the period between the execution of the Merger Agreement and the Effective Time that are subject to performance measures relating to ARR will remain subject to the applicable performance goals, with performance measured, and the applicable portion of such awards earned, annually during the applicable three-year performance period based on actual performance, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date, except that such Company PSUs will become vested based on target performance on a termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the completion of the three-year performance period.
Treatment of the Company ESPP
With respect to the Company ESPP, and pursuant to the Merger Agreement, the Board has adopted resolutions and will take necessary or required actions such that:
•	participants in the Company ESPP as of the date of the Merger Agreement may not increase their payroll deductions under the Company ESPP from those in effect on the date of the Merger Agreement;
•	no new participants may commence participation in the Company ESPP following the date of the Merger Agreement;
•
any offering period (or similar period during which shares may be purchased) in progress prior to the date on which the Effective Time occurs will be the final offering period under the Company ESPP and such offering period will be terminated no later than five business days prior to the date on which the Effective Time occurs;

•
any pro-rata adjustments that may be necessary to reflect the shortened offering period (or similar period) will be made, but otherwise such shortened offering period (or similar period) will be treated as a fully effective and completed offering period for all purposes under the Company ESPP;

•	each purchase right outstanding under the Company ESPP will be exercised as of no later than the final exercise date;
•
each participant’s accumulated payroll deductions under the Company ESPP as of the final exercise date will be applied to the purchase of shares of Company common stock in accordance with the terms of the Company ESPP and any such accumulated payroll deductions not so applied will be refunded to each such participant as promptly as practicable following the final exercise date;

•	the Company ESPP will be terminated as of, and subject to the occurrence of, the Effective Time; and
•
all shares of Company common stock purchased on the final exercise date will be canceled at the Effective Time and converted into the right to receive the merger consideration, subject to applicable withholding taxes.

Background of the Merger
The following chronology summarizes certain key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, the Company’s financial advisor, legal advisor or other representatives, Schneider and its financial advisors, legal advisors, affiliates or other representatives or any other person.
The Board of Directors of PTC (the “Board”) and the Company’s senior management team periodically review the Company’s business and operations, competitive position, historical performance, future prospects and long-term strategic plan with the goal of maximizing shareholder value. As part of these ongoing evaluations, the Board and the Company’s senior management have, from time to time, and with the assistance of the Company’s financial and legal advisors, considered various strategic alternatives, including the continued execution of the Company’s strategy as a standalone public company or the possible sale of PTC to, or combination of PTC with, a third party.
In early 2025, Company X suggested a meeting with Mr. Barua and other members of PTC management to discuss opportunities for collaboration between the companies. At that meeting in April 2025, the CEO of Company X separately mentioned to Mr. Barua Company X’s interest in discussing a potential business combination with PTC. The CEO of Company X did not propose any terms at that time, but suggested that the companies’ respective management teams exchange further information.
Since May 2025, Neil Barua, PTC’s Chief Executive Officer, and Olivier Blum, the chief executive officer of Schneider, have met from time to time to discuss business and industry matters. During such discussions, Mr. Blum indicated Schneider’s potential interest in exploring a business combination with PTC. Mr. Blum expressed preliminary interest in a transaction structure in which Schneider would acquire a significant stake in PTC through a contribution to PTC of a combination of cash and certain Schneider software assets, with the resulting company continuing to be publicly traded and held in part by PTC’s existing shareholders. No other terms, process or timing for discussion of a potential transaction were proposed by Schneider in any of those discussions at that time, and Schneider did not submit any written proposals for a potential transaction.
The Board discussed the expressions of interest by Company X and Schneider at a regularly scheduled meeting of the Board on May 20, 2025. The Board also discussed the potential transaction structure described by Schneider. The Board also decided that, absent a formal proposal, PTC would continue executing its standalone plan and not engage in negotiations with Company X, and authorized Mr. Barua to inform Company X accordingly. The Board discussed engaging a financial advisor to assist it in any evaluation of a potential proposal that may be received, and after discussion about financial advisors and Mr. Barua’s recommendation, authorized Mr. Barua to contact Evercore for assistance with the evaluation. Mr. Barua also began preparations with representatives of Evercore to evaluate the indications of interest from Schneider and Company X.
On June 10, 2025, Company X submitted a written, non-binding proposal to acquire PTC. Following PTC’s receipt of this letter, at the direction of the Board, PTC representatives negotiated the terms of the proposal with Company X, and Company X submitted revised proposals. PTC and Company X negotiated and executed a customary non-disclosure agreement, including a customary standstill agreement by Company X (which standstill agreement did not include a “don’t ask, don’t waive” provision and terminated in accordance with its terms as of

June 14, 2026). After Company X submitted a revised written, non-binding proposal on July 2, 2025 to acquire PTC for $228 per share of Company common stock, to be paid in the form of a mix of cash and shares of Company X stock, PTC provided Company X and its representatives with access to a dataroom containing non-public diligence information.
On June 12, 2025, PTC engaged Paul, Weiss as counsel to the Company.
On July 7, 2025, Mr. Barua informed Mr. Blum that the Board had discussed Schneider’s indication of interest and that the proposed structure was overly complex and not something the Company was interested in pursuing at that time.
On July 9, 2025, after the publication of an article speculating about a potential strategic transaction involving PTC, Company X terminated discussions with PTC regarding the potential transaction, and the companies agreed to return or destroy all confidential information previously exchanged between them in connection with their discussions.
After termination of discussions with Company X, PTC continued to focus on executing its standalone plan. Over the end of 2025 and the beginning of 2026, market concerns regarding the impact of AI on SaaS businesses contributed to increased volatility and valuation compression in trading prices of companies in PTC’s industry. Although PTC continued to report operating performance in line with expectations and increased its full-year ARR, revenue and earnings guidance during this period, PTC’s trading price and valuation multiples declined materially from August 2025 amid this broader sector-based change.
From time to time over the beginning of 2026, Mr. Barua engaged in general business discussions with representatives of Schneider. In early 2026, Jean-Pascal Tricoire, Chairman of the board of directors of Schneider, and Mr. Barua met and discussed a broad range of business and industry matters. During the course of that meeting, Mr. Tricoire indicated Schneider’s continuing interest in potentially exploring a strategic transaction with PTC at some point. At Mr. Tricoire’s suggestion, Mr. Barua later met with Mr. Blum to further discuss Schneider’s interest. No terms, process or timing for a potential transaction were proposed in those discussions. Mr. Barua advised the Schneider representatives at these times that the Board was confident in PTC’s standalone plan and cognizant that PTC’s current stock price was facing macroeconomic headwinds.
From time to time over the course of 2026, Mr. Barua also engaged in discussions with the chief executive officer of another large software company listed outside of the U.S., which we refer to as Company Y, about the business relationship and potential commercial arrangements between PTC and Company Y and general industry developments. During July 2026, Company Y’s CEO indicated to Mr. Barua that Company Y was interested in exploring an acquisition of PTC by Company Y for consideration consisting of a mix of cash and ADRs representing Company Y’s common shares. No offer price or other terms were proposed at that time. Mr. Barua indicated that he would revert following PTC’s quarterly earnings announcement later that month.
On July 16, 2026, Mr. Barua had a virtual meeting with Mr. Blum where the two discussed, among other things, Schneider’s interest in exploring a business combination transaction with PTC. Mr. Blum informed Mr. Barua that Schneider may be considering submitting a preliminary proposal regarding a potential business combination transaction and that Schneider was assessing the merits of both a transaction with the original structure proposed by Schneider and a transaction in which Schneider would acquire 100% of PTC for cash consideration to PTC’s shareholders. Mr. Blum stated to Mr. Barua that any potential proposal was subject to Schneider conducting further preliminary due diligence and obtaining a mandate from the Schneider board of directors. No other terms, process or timing for a potential transaction were proposed by either representative in those discussions.
On July 18, 2026, Mr. Barua had a meeting with Mr. Tricoire where the two discussed the same topics.
On August 4, 2026, Mr. Barua spoke with Company Y’s CEO. Mr. Barua noted the Board’s perspective that PTC was currently facing headwinds in the marketplace as a result of the broad dislocation in software stock prices, but stated that the Board was confident in PTC’s standalone plan. Company Y’s CEO stated that Company Y would like to submit a proposal regarding a business combination transaction with PTC and asked Mr. Barua whether the Board would be willing to consider such a proposal. Mr. Barua noted that he would discuss with the Board whether the Board would be willing to do so.

Mr. Barua informed Mark Benjamin, Chair of the Board, of his discussion with Company Y. Following discussion with members of the Board, Mr. Benjamin instructed Mr. Barua to inform representatives of Company Y that the Company was open to receiving a written proposal, which Mr. Barua subsequently did on August 4, 2026.
On August 18, 2026, Mr. Barua and Mr. Blum met to follow up on their July 16, 2026 discussion regarding Schneider’s interest in exploring a potential business combination transaction with PTC. Mr. Blum expressed Schneider’s continuing interest, and no other terms, process or timing for a potential transaction were proposed by either Mr. Blum or Mr. Barua.
On August 31, 2026, Company Y’s CEO submitted a written, non-binding indication of interest (the “Company Y Proposal”) to Mr. Barua to acquire PTC for an offer price in the range of $180 to $190 per share. The Company Y Proposal contemplated that PTC shareholders would receive $117 to $123.50 per share in cash, with the remainder of the offer price to be paid in the form of ADRs representing Company Y common shares. The Company Y Proposal was conditioned on Company Y completing the registration and listing of its ADRs in the U.S. prior to closing, which Company Y expected could occur by late spring 2027, and was not subject to any other financing condition. In the Company Y Proposal, Company Y requested an exclusivity period of approximately six weeks during which PTC would be prohibited from discussing or negotiating potential business combinations with any company except Company Y.
On September 8, 2026, Schneider submitted a written, non-binding proposal (the “Schneider September 8 Proposal”) to acquire all outstanding shares of PTC for $190 per share, in cash. The Schneider September 8 Proposal stated that the transaction would not be subject to any financing conditions and, if provided exclusivity, Schneider expected to be in a position to finalize confirmatory due diligence and execute a definitive agreement within approximately four weeks. Schneider did not raise the request for exclusivity again, and PTC did not agree to any exclusivity with Schneider.
On September 9, 2026, the Board met (the “September 9, 2026 Meeting”) to discuss, among other things, the Company Y Proposal and the Schneider September 8 Proposal. Members of PTC management and representatives from Evercore and Paul, Weiss were also in attendance. Because the Board’s process was at an early stage, and the range of potential counterparties with whom the Board might determine to engage was not decided at that time, Janice Chaffin, a member of the Board who also serves as a member of the board of directors of another company in PTC’s industry, had recused herself from all further discussions regarding the potential strategic transaction and did not attend the September 9, 2026 Meeting. Representatives of Evercore reviewed with the directors the financial and other key terms of the Company Y Proposal and the Schneider September 8 Proposal. The Board, management and the advisors discussed that the Company Y Proposal involved mixed stock and cash consideration that would introduce potential complexity in execution, involve potential foreign exchange, ADR and potential flowback risks, but would provide PTC shareholders’ with the opportunity to share in upside post-closing. It was also noted that the all-cash Schneider September 8 Proposal provided certainty of value and potentially simpler execution, but did not provide potential for PTC shareholders to share in upside after closing. The Evercore representatives reviewed certain preliminary financial analyses of PTC, and potential next steps. Representatives of Paul, Weiss also reviewed with the directors the fiduciary duties of the directors in considering a sale of the company. The Board directed Evercore to communicate to representatives of each of Schneider and Company Y that the Board would not entertain a transaction at the valuation each had proposed, but that the Board would be willing to provide certain non-public diligence information under a customary non-disclosure agreement to demonstrate value above their current offers and allow each an opportunity to meaningfully increase its offer valuation. The Board also discussed whether to initiate outreach to additional potential counterparties. The Board considered that there were few parties likely to be interested who had the financial ability to compete with the proposals already received from Schneider and Company Y, in light of the strength of those proposals, the increase in the risk of a premature leak that could result from a broad outreach to potential counterparties, and the risk that a premature leak could result in Schneider and Company Y terminating discussions, as had happened in 2025 with Company X. Because of these considerations, the Board determined that outreach should only be made to potential counterparties that would potentially see significant strategic merit in a business combination with PTC and were in a financial position to be able to make a competitive offer and complete a transaction. Representatives of Evercore expressed their view that, despite the discussions of a potential transaction with Company X in 2025, the only potential counterparty meeting these criteria at this time was Company Z, another company operating in the software industry. The Board directed Evercore to contact Company Z to assess its interest in making a proposal for a business combination with PTC.

On September 10, 2026, representatives of Evercore contacted representatives of Morgan Stanley and Goldman Sachs, Schneider’s financial advisors, and informed them that the Board was not willing to entertain a potential transaction at the current offer price, and that the Board was willing to provide certain non-public diligence information to Schneider under a customary non-disclosure agreement in order to demonstrate value and allow Schneider the opportunity to increase its offer price. Representatives of Evercore contacted Company Y’s representatives and proposed the same process to enable Company Y to increase its offer price, and also noted to Company Y that the Board had indicated that a revised proposal from Company Y reflecting a higher proportion of cash consideration would be favorably received by the Board. As instructed by the Board, representatives of Evercore also contacted Company Z to assess whether Company Z had any interest in exploring a potential transaction involving PTC. Company Z declined to engage, citing other strategic priorities.
On September 10, 2026, at a regularly scheduled meeting of the Board, with members of PTC management present, the Board reviewed and discussed, in the ordinary course of business, management’s long-range plan (the “Projections”) with PTC management. After discussion, the Board approved the Projections and confirmed that Evercore should use the Projections in its valuation analyses of PTC.
On September 11, 2026, Mr. Barua received a call from Mr. Blum to discuss the feedback that Schneider’s financial advisor had received from representatives of Evercore. In that discussion, Mr. Blum acknowledged that Schneider would need to increase the offer price per share in order for the Company to continue discussions with Schneider, and Mr. Blum and Mr. Barua discussed the importance of speed in negotiating any potential transaction between the Company and Schneider in light of the risk of a premature leak and the potential effect of a leak on the parties’ ability to negotiate definitive agreements.
On September 11, 2026, Paul, Weiss representatives delivered a draft of a non-disclosure agreement to representatives of Schneider’s outside legal counsel, Debevoise & Plimpton LLP (“Debevoise”), which included a customary standstill provision.
On September 13, 2026, PTC and Schneider executed the non-disclosure agreement. The non-disclosure agreement contained a customary standstill provision (which would terminate upon PTC’s entry into a definitive agreement with a third party for a sale of PTC or if any third party commenced a tender or exchange offer for shares of PTC stock, in each case, that would result in a change of control of PTC) and customary restrictions on “co-bidding” arrangements, but permitted Schneider to discuss the potential transaction with a limited number of financing sources in order to facilitate Schneider’s arranging of third-party debt financing for its proposal on a timely basis. The standstill in the non-disclosure agreement did not include a “don’t ask, don’t waive” provision. Following the execution of the non-disclosure agreement, the Company shared certain financial diligence information, including the Projections and perspectives from PTC on potential synergies, with Schneider and its financial advisors.
Following execution of the non-disclosure agreement, Mr. Barua and Mr. Blum spoke, and separately, Mr. Benjamin spoke with Mr. Tricoire. The representatives of the companies discussed the progress of Schneider’s review of the diligence information provided by PTC and Schneider’s perspectives on the proposed transaction. The Schneider representatives reiterated Schneider’s strong interest in the potential transaction and ability to reach definitive agreements promptly once its confirmatory diligence was complete, and the parties discussed their mutual concern over a potential premature leak of the discussions about a potential transaction. The PTC representatives reiterated that upon receipt of a revised proposal from Schneider that the Board viewed as an acceptable basis for continuing discussions, PTC would make available a dataroom to enable Schneider to complete its confirmatory due diligence, and PTC’s outside legal counsel would provide Schneider’s advisors with a draft merger agreement.
On September 13, 2026, representatives of Company Y informed Mr. Barua that Company Y would not execute a non-disclosure agreement with the Company or continue its discussions of a potential transaction unless PTC confirmed that it was negotiating only with Company Y and not with any other bidders, and requested that its request for exclusivity be discussed with the Board.
On September 14, 2026, representatives of Company Y discussed with representatives of Evercore Company Y’s proposal and Company Y’s request for PTC to exclusively discuss and negotiate a potential business combination with Company Y. On September 15, 2026, the CEO of Company Y contacted Mr. Barua to reiterate this request.

On September 15, 2026, Mr. Barua and Jennifer DiRico, PTC’s chief financial officer, held a call with representatives of Schneider to discuss the financial diligence materials provided by PTC.
On September 16, 2026, representatives of Morgan Stanley and Goldman Sachs communicated to representatives of Evercore that Schneider required additional information before submitting a revised proposal, and that Schneider would like to finalize negotiations with the Company and announce a transaction in an expedited timeframe. Mr. Barua contacted Mr. Blum to reiterate that the Board would not provide additional confidential diligence information until receiving a revised offer price from Schneider that the Board found to be acceptable for continuing discussions, which he expected would need to show a meaningful increase from the Schneider September 8 Proposal. During that discussion, Mr. Blum confirmed that, subject to Schneider board approval, Schneider would submit a revised proposal on September 17, 2026.
On September 16, 2026, the CEO of Company Y also briefly discussed with Mr. Barua Company Y's request for PTC to exclusively discuss and negotiate a potential business combination with Company Y.
On September 17, 2026, Schneider submitted a revised written, non-binding proposal (the “Schneider September 17 Proposal”) to acquire all outstanding shares of PTC for $200 per share in cash. The Schneider September 17 Proposal indicated Schneider’s expectation that the parties would sign a definitive agreement and announce a potential transaction within two weeks, assuming access to the information needed for Schneider to complete its due diligence, and otherwise reflected terms consistent with the Schneider September 8 Proposal.
On September 18, 2026, the Board held a meeting, with Ms. Chaffin recused, at which members of senior management and representatives of each of Evercore and Paul, Weiss were present. Representatives of Evercore reviewed with the Board the key terms of the Schneider September 17 Proposal, reviewed the recent developments in discussions with Company Y, and reviewed certain preliminary financial analyses of PTC and the Schneider September 17 Proposal. The Board determined that it was in the best interests of the Company and its shareholders that Mr. Barua continue to negotiate with Mr. Blum to increase Schneider’s offer price, with the goal of obtaining an offer price equal to $205 per share, and instructed Mr. Barua to do so, and further determined that, if Schneider increased its offer price to $205 per share, the Company was authorized to provide additional due diligence information to Schneider to facilitate Schneider completing its confirmatory due diligence and begin to negotiate transaction documents with Schneider. The Board further instructed representatives of Evercore to inform representatives of Company Y that, while the Board would still be interested in continuing discussions of a potential transaction with Company Y, PTC was not prepared to agree, formally or informally, to an exclusive negotiation process. Following the Board meeting, Mr. Barua contacted Mr. Blum to negotiate for a higher offer price, and the Evercore representatives contacted representatives of Company Y to relay these points.
On September 19, 2026, Schneider submitted a revised written, non-binding proposal (the “Schneider September 19 Proposal”) to acquire all outstanding shares of PTC for $205 per share in cash, on terms otherwise consistent with its prior proposal letters. Schneider reiterated its desire to promptly work toward signing a definitive agreement and announce the transaction within an expedited timeframe. Mr. Blum informed Mr. Barua that $205 per share was Schneider’s best and final offer.
On September 19, 2026, following receipt of the Schneider September 19 Proposal, representatives of Paul, Weiss sent a draft merger agreement to representatives of Debevoise. Among other terms, the draft merger agreement provided that Schneider would be committed to a “hell or high water” standard for its obligations to obtain regulatory clearance for closing and a termination fee payable by PTC in certain customary circumstances to be equal to 2.50% of the fully diluted equity value of the transaction. Throughout the period between September 19, 2026 and October 4, 2026, representatives of Paul, Weiss and Debevoise spoke from time to time to negotiate the terms of the draft merger agreement and exchanged drafts of the merger agreement.
On September 19, 2026, Schneider and its representatives also were provided with access to an electronic dataroom containing further confidential information of PTC, responsive to Schneider’s remaining diligence requests. The due diligence information made available to Schneider in the dataroom continued to be supplemented and updated by PTC and its representatives in response to diligence information requests from Schneider during the period from September 19, 2026 through October 4, 2026.

On September 21, 2026, Paul, Weiss representatives held a call with representatives of Schneider’s outside CFIUS counsel for the proposed transaction, Mayer Brown LLP (“Mayer Brown”), to discuss matters related to the parties’ regulatory analysis of the transaction. Paul, Weiss and Mayer Brown representatives spoke from time to time during the period between September 21, 2026 and October 4, 2026 to discuss CFIUS diligence and related provisions in the draft merger agreement.
Also on September 21, 2026, at the request of the Board, representatives of Evercore provided customary relationship disclosures to the Board, which included disclosure of certain relationships between Evercore and its financial advisory affiliates, on one hand, and each of Schneider, Company X and Company Y and certain of their respective affiliates, on the other hand.
From the period between September 23, 2026 and October 4, 2026, representatives of PTC, Schneider and their respective advisors participated in various legal, accounting and financial due diligence calls regarding PTC and the potential transaction.
On September 25, 2026, representatives of Morgan Stanley discussed with representatives of Evercore the status of negotiations of the draft merger agreement and the potential timing for finalizing the merger agreement.
Also on September 25, 2026, representatives of Company Y and representatives of Evercore spoke and representatives of Company Y reiterated its request for exclusivity. On September 30, 2026, the CEO of Company Y contacted Mr. Barua to reiterate Company Y’s request. Following this contact, representatives of PTC and representatives of Evercore had no further discussions with representatives of Company Y regarding a potential transaction.
On September 28, 2026, Paul, Weiss sent a draft of the Company Disclosure Letter to Debevoise.
On September 30, 2026, representatives of Schneider provided Paul, Weiss with drafts of the mandate letter and syndication letter Schneider had received from its potential financing sources in connection with its financing for the proposed transaction.
Later in the day on September 30, 2026, Mr. Blum contacted Mr. Barua to discuss the progress of negotiations on the merger agreement and key open points. In that discussion, Mr. Blum proposed that he and Mr. Benjamin speak the next day to discuss the open points and the companies’ respective positions. Mr. Blum also noted that it was important to the Schneider board that Mr. Barua continue to have a role with the business post-closing. Later in the day, Mr. Barua updated Mr. Benjamin on this discussion.
On October 1, 2026, as proposed by Mr. Blum, Mr. Benjamin and Mr. Blum spoke to discuss directly the key open points remaining for negotiation, including the obligations that Schneider would have under the merger agreement in respect of its efforts to obtain the regulatory clearances necessary for closing and the strategy for obtaining those clearances.
On October 2, 2026, Mr. Blum spoke with Mr. Benjamin regarding certain open points in the merger agreement. In that conversation, Mr. Blum noted that Schneider would like Mr. Barua to continue with Schneider following closing and agree to a limited waiver of his “good reason” rights under his current employment agreement. Mr. Blum also stated that Schneider’s agreement on the other open points discussed with Mr. Benjamin would not be conditioned on or impacted by Mr. Barua’s decision on this request. Mr. Blum also stated that the requested waiver would not provide any additional benefits to Mr. Barua. Mr. Barua, after being informed of the discussion by Mr. Benjamin, stated that he was willing to agree to such an arrangement. During the period from October 1, 2026 through October 3, 2026, representatives of Paul, Weiss, Debevoise and Mr. Barua’s employment counsel finalized the form of the related letter agreement.
On October 2, 2026, Mr. Benjamin and Mr. Blum spoke and discussed the status of negotiations of the merger agreement.
On the morning of October 4, 2026, representatives of Paul, Weiss sent to representatives of Debevoise the proposed final version of the merger agreement (the “Merger Agreement”). The proposed final version reflected the parties’ agreement on the principal negotiated terms, including the parties’ obligations to obtain regulatory clearances and a termination fee of $700 million payable by PTC under specified circumstances.
On October 4, 2026, the Board held a meeting, with Ms. Chaffin recused, at which representatives of senior management, Paul, Weiss and Evercore were present. During the meeting, the Paul, Weiss representatives reviewed with the directors present the fiduciary duties of directors in the context of a sale of the company. The Paul, Weiss representatives also summarized for the Board the terms of the proposed final version of the Merger Agreement. During the meeting, Evercore representatives also reviewed its financial analyses of the Company and of the Schneider September 19 Proposal. The directors asked representatives of Paul, Weiss and representatives of Evercore various questions regarding the terms of the Merger Agreement and the financial analyses, the representatives responded to the directors’ questions, and the directors discussed their answers. The directors discussed, among other things, that the Board believed that the commitments Schneider was obligated to make under the Merger Agreement to obtain regulatory clearances, the termination fee payable by PTC under certain circumstances, and the provisions of the Merger Agreement relating to employee compensation matters were appropriate in the circumstances and in the best interests of the Company and its shareholders.
At the meeting, the Board also discussed Schneider’s request that Mr. Barua continue to serve in a management role with respect to the PTC business post-closing, and reviewed the terms of the draft letter agreement pursuant to which Mr. Barua would agree to a limited waiver of his “good reason” rights under his employment agreement. Mr. Barua informed the Board that he agreed with the terms proposed in the letter agreement and was willing to execute the letter agreement in connection with the Company’s execution of the Merger Agreement.
At the Board’s request, representatives of Evercore delivered its oral opinion to the Board, which was subsequently confirmed by delivery of a written opinion dated October 4, 2026 and that is attached to this proxy statement as Annex B, that, as of October 4, 2026 and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s opinion, the merger consideration to be received by the holders of Company common stock in the Merger was fair, from a financial point of view, to such holders.
After discussion and deliberation, the Board unanimously: (i) determined that the Merger Agreement is advisable and fair to and in the best interests of the Company and its shareholders; (ii) adopted the Merger Agreement and approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations under the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, upon the terms and conditions set forth in the Merger Agreement and the MBCA; and (iii) recommended that the Company’s shareholders vote to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, in accordance with the MBCA. In an executive session, without Mr. Barua present, the Board also approved the letter agreement between Mr. Barua and the Company and determined that the letter agreement was in the best interests of the Company and its shareholders.
The directors directed Paul, Weiss representatives to finalize the Merger Agreement and other transaction documents.
Later on October 4, 2026, PTC entered into a formal engagement letter, dated as of October 4, 2026, with Evercore, confirming its engagement of Evercore as financial advisor to the Company in connection with the proposed transaction.
Also on October 4, 2026, PTC and Schneider finalized the Merger Agreement and the other definitive documentation on the terms approved by the Board, including the letter agreement with Mr. Barua. PTC and Schneider executed the Merger Agreement and Mr. Barua and PTC executed the letter agreement relating to Mr. Barua’s existing employment agreement.
In the afternoon of October 4, 2026, and following the execution of the Merger Agreement and other definitive documentation for the transaction, the Financial Times published an article speculating that Schneider was nearing a deal to buy PTC.
The following morning, on October 5, 2026, PTC and Schneider issued a joint press release announcing the execution of the Merger Agreement.
Recommendation and Reasons for the Merger
On October 4, 2026, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s independent legal and financial advisors, unanimously (i) determined that the Merger Agreement is advisable and fair to and in the best interests of the Company and its shareholders; (ii) approved and adopted the Merger Agreement and approved the execution and delivery of the Merger Agreement by PTC, the performance by PTC of its covenants and other obligations under the

Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, upon the terms and conditions set forth in the Merger Agreement and in accordance with the MBCA; and (iii) recommended that the Company’s shareholders vote to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, in accordance with the MBCA.
The Board recommends that you vote (i) “FOR” the proposal to approve the Merger Agreement, thereby approving the Merger and the transactions contemplated by the Merger Agreement and (ii) “FOR” the proposal to approve, by non-binding, advisory vote, compensation that will or may be payable by PTC to its named executive officers in connection with the Merger.
In evaluating the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement, the Board consulted with the Company’s senior management and the Company’s outside legal counsel and independent financial advisor. In reaching its determinations and recommendations, the Board considered a number of factors, including the following factors (not necessarily in order of relative importance), which the Board viewed as being generally positive or favorable in coming to its determination and recommendation:
•
Premium to Market Price. The fact that the merger consideration of $205 for each share of Company common stock represents a premium of approximately 42.3% relative to the closing price of Company common stock on October 2, 2026 (the last trading day prior to the public announcement of the Company’s entry into the Merger Agreement). Certain historical market prices of the Company common stock are set forth in the table in the section entitled “Market Prices” beginning on page 97 of this proxy statement.

•
Opinion of Evercore. The financial analyses reviewed and discussed with the Board by representatives of Evercore, and the oral opinion of Evercore, subsequently confirmed in writing, dated October 4, 2026, to the Board to the effect that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions set forth therein, the merger consideration to be received by the holders of Company common stock in the Merger was fair, from a financial point of view, to such holders, as more fully described below in the section entitled “The Merger-Opinion of Evercore Group L.L.C.” beginning on page 40 of this proxy statement.

•
History of Negotiations. The fact that the merger consideration of $205 per share of Company common stock and other terms of the Merger Agreement were the result of vigorous negotiations with Schneider, including obtaining multiple, substantial price increases from Schneider over the course of negotiations, and the fact that the Board believed that the merger consideration of $205 per share of Company common stock represented the highest price that Schneider was willing to pay.

•
Value Relative to Standalone Prospects. The Board’s belief that the merger consideration compares favorably to the potential long-term value of Company common stock if PTC were to remain as an independent public company, after taking into account the risks and uncertainties associated with remaining an independent public company, including the Company’s business, competitive position and current industry and financial conditions. Among other things, the Board considered:

○	the Company’s historical financial performance;
○
the Projections, and the execution risks implicit in achieving the Projections, including the risk that the Company’s strategic initiatives may not be successful in driving growth in ARR and the risk that expenses will be greater than those projected; and

○
the macroeconomic factors currently affecting the Company’s industry, including the potential impact of AI and technological changes on SaaS businesses, changes in customer demands, current trends in trading prices and valuations of companies in the Company’s industry, fluctuating costs and inflation, the recent slowdown in the U.S. and certain foreign economies, impact of changed economic and purchasing circumstances on key customer segments and certain other risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

•	Value Relative to Other Strategic Alternatives. The Board’s assessment that the merger consideration of $205 per share of Company common stock is more favorable to the Company shareholders than the potential value that would reasonably be expected to result from other strategic and financial alternatives reasonably available, including a sale to, or a combination with, another potential counterparty or continuing to remain an independent public company.
•
Form of Consideration. The fact that the merger consideration is all cash, and therefore would provide the Company shareholders with significant, immediate and certain value and liquidity for their shares of Company common stock, taking into account the effect on the Company shareholders of long-term business and execution risk, as well as risks related to the financial markets generally.

•
Loss of Opportunity. The possibility that, if the Board declined to approve the Merger Agreement, there may not be another opportunity for the Company shareholders to receive a comparably priced offer with a comparable level of closing certainty.

•
Likelihood of Closing. The likelihood that the transactions contemplated by the Merger Agreement, including the Merger, would be completed, based on, among other things (not in any relative order of importance):

○	the limited number of closing conditions included in the Merger Agreement, including the absence of a financing condition of any kind in the Merger Agreement;
○	the financial resources of Schneider and its ability to consummate a transaction of this type and size;
○	the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Merger;
○
the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to seek specific performance to prevent breaches of the Merger Agreement and enforce specifically the terms of the Merger Agreement; and

○	the commitments made by Schneider with respect to obtaining the regulatory clearances required to complete the Merger.
•
Other Merger Agreement Terms, Including Terms Regarding Alternative Proposals. The terms of the Merger Agreement, which were reviewed by the Board with its outside legal counsel and independent financial advisor, and the fact that such terms were the product of arm’s-length negotiations between the parties, including:

○
the Company’s ability to consider and respond to unsolicited acquisition proposals, including to furnish information to and conduct negotiations with third parties under certain circumstances specified in the Merger Agreement;

○	the Board’s ability to withdraw or modify the Company board recommendation; and
○
the Company’s ability, under certain circumstances, to terminate the Merger Agreement in order to enter into an agreement providing for a superior offer, provided that PTC complies with its obligations relating to superior offers under the Merger Agreement and concurrently pays to Schneider the termination fee, as described in the sections entitled “Terms of the Merger Agreement-Termination of the Merger Agreement” beginning on page 90 of this proxy statement and “Terms of the Merger Agreement-Transaction Expenses and Termination Fee” beginning on page 93 of this proxy statement.

In the course of its deliberations, the Board also considered a number of uncertainties, risks and other countervailing factors relating to entering into the Merger Agreement, including (not necessarily in order of relative importance):
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Closing Certainty. The fact that completion of the transactions contemplated by the Merger Agreement, including the Merger, depends on certain factors outside of the Company’s control, including regulatory clearances and the required Company shareholder vote, and the risk that the Merger might not be completed in a timely manner or at all.

•
No Shareholder Participation in Future Growth. The fact that, following the Merger, the Company shareholders would no longer participate in the Company’s future earnings or growth, or benefit from any future appreciation in value of the Company common stock.

•
Impact of Merger Announcement on PTC. The risk that disruptions from the Merger will harm (i) the Company’s business, including current plans and operations and relationships with the Company’s investors, customers, vendors, business partners and other third parties, including during the pendency of the Merger, and (ii) the ability of PTC to retain and hire key personnel. The Board also considered the potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger and that potential business uncertainty, including changes to existing business relationships, during the pendency of the transactions contemplated by the Merger Agreement, including the Merger, could affect the Company’s financial performance.

•
Loss of Opportunity with Other Potential Counterparties. The fact that, prior to the execution of the Merger Agreement, PTC did not conduct a broad market check process. However, the Board also considered that it had preserved the ability of potential counterparties to continue to submit alternative acquisition proposals prior to the Required Company Shareholder Vote.

•
Restrictions on Solicitation. The restrictions imposed by the Merger Agreement on the Company’s solicitation of alternative acquisition proposals from third parties, and that prospective bidders may perceive Schneider’s right under the Merger Agreement to negotiate with PTC to match the terms of any superior offer prior to PTC being able to terminate the Merger Agreement and accept a superior offer to be a deterrent to making alternative acquisition proposals.

•
Termination Fee. The possibility that the termination fee, which would be payable by PTC under certain circumstances, including if PTC terminates the Merger Agreement to accept a superior offer, could discourage other potential acquirors from making a competing proposal to acquire PTC (which termination fee would be equal to $700 million).

•
Tax Treatment. The fact that the receipt of the merger consideration, which is all cash, in exchange for shares of Company common stock pursuant to the Merger Agreement would be taxable to the Company shareholders that are U.S. holders for U.S. federal income tax purposes.

•
Pre-Closing Covenants. The restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent PTC from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of PTC absent the pending completion of the Merger.

•
Potential Litigation. The potential for litigation by shareholders in connection with the transactions contemplated by the Merger Agreement, including the Merger, which, even where lacking in merit, could nonetheless result in distraction and expense.

The Board unanimously concluded that the uncertainties, risks and potentially negative factors relevant to the transactions contemplated by the Merger Agreement, including the Merger, were outweighed by the potential benefits.
In addition, the Board was aware of and considered the fact that some of the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the Company shareholders generally, including those interests that are a result of employment and compensation arrangements with PTC. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger” beginning on page 50 of this proxy statement.
The foregoing discussion of material factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the transactions contemplated by the Merger Agreement, including the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative or specific weights to the specific factors considered in reaching its determinations and recommendations. Rather, the Board based its decisions on the totality of the factors and information it considered, including discussions with, and questioning of, the Company’s management and its independent financial and legal advisors. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors.

This explanation of the Board’s reasons for its recommendations and other information presented in this section includes statements that are forward-looking in nature and, therefore, should be read in light of the factors described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 21.
Opinion of Evercore Group L.L.C.
The Company retained Evercore to act as its financial advisor in connection with evaluating strategic and financial alternatives including the Merger. As part of this engagement, the Company requested that Evercore evaluate the fairness, from a financial point of view, of the merger consideration to be received by the holders of Company common stock. At a meeting of the Board held on October 4, 2026, Evercore rendered to the Board its opinion to the effect that, as of October 4, 2026 and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s opinion, the merger consideration to be received by the holders of Company common stock in the Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of Evercore, dated as of October 4, 2026, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The Company encourages you to read this opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Board (in its capacity as such) in connection with its evaluation of the proposed Merger. The opinion does not constitute a recommendation to the Board or to any other persons in respect of the Merger, including as to how any holder of Company common stock should vote or act in respect of the Merger. Evercore’s opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger.
In connection with rendering its opinion, Evercore, among other things:
•	reviewed certain publicly available business and financial information relating to the Company that Evercore deemed to be relevant, including publicly available research analysts’ estimates;
•	reviewed the Projections and the Longer Range Estimates, as approved for Evercore’s use by the Company;
•	discussed with management of the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company, and the Projections;
•	reviewed the reported prices and the historical trading activity of the Company common stock;
•	compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;
•
compared the financial performance of the Company and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that Evercore deemed relevant;

•	reviewed the financial terms and conditions of the Merger Agreement; and
•	performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.
For purposes of Evercore’s analysis and opinion, Evercore assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, without any independent verification of such information (and did not assume responsibility or liability for any independent verification of such information), and further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Projections, Evercore assumed with the consent of the Board that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company. Evercore expressed no view as to the Projections or the assumptions on which they are based.

For purposes of Evercore’s analysis and opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver or modification thereof. Evercore further assumed, in all respects material to its analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or reduce the contemplated benefits to the holders of the Company common stock of the Merger. In addition, Evercore expressed no opinion or view as to (i) the validity of, and risks associated with, the Company’s intellectual property, technology, products and services, and (ii) the marketability, commercial viability and market adoption of the Company’s current and future products and services.
Evercore did not conduct a physical inspection of the properties or facilities of the Company and did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company, nor was Evercore furnished with any such valuations or appraisals, nor did Evercore evaluate the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion is necessarily based upon information made available to Evercore as of the date of its opinion and financial, economic, market and other conditions as they existed and as can be evaluated as of such date. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore did not and does not have any obligation to update, revise or reaffirm its opinion.
Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the holders of the Company common stock, from a financial point of view, of the merger consideration. Evercore did not express any view on, and Evercore’s opinion does not address, the fairness of the proposed Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the merger consideration or otherwise. Evercore was not asked to, nor did it express any view on, and Evercore’s opinion did not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Evercore’s opinion did not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to engage in the Merger. Evercore’s opinion did not constitute a recommendation to the Board or to any other persons in respect of the Merger, including as to how any holder of Company common stock should vote or act in respect of the Merger. Evercore did not express any opinion as to the prices at which shares of Company common stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. Evercore is not a legal, regulatory, accounting or tax expert and assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.
Set forth below is a summary of the material financial analyses reviewed by Evercore with the Board on October 4, 2026 in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before October 2, 2026 (the last full trading day prior to the rendering of Evercore’s opinion), and is not necessarily indicative of current market conditions.
For purposes of its analyses and reviews, Evercore considered general business, economic, market and financial conditions, industry sector performance, and other matters, as they existed and could be evaluated as of the date of its opinion, many of which are beyond the control of the Company. The estimates contained in Evercore’s analyses and reviews, and the ranges of valuations resulting from any particular analysis or review, are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore’s analyses and reviews are inherently subject to substantial uncertainty.
The following summary of Evercore’s financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables should be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute a complete description of Evercore’s financial analyses. Considering the tables below without considering the full narrative description of Evercore’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.
Summary of Evercore’s Financial Analyses
Discounted Cash Flow Analysis
Evercore performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows, defined as net operating profit after tax, plus depreciation and amortization, less capital expenditures, plus or minus changes in net working capital and certain other items, that the Company was forecasted to generate during the Company’s fiscal years 2027 through 2036 based on the Projections and the Longer Range Estimates. Evercore calculated terminal values for the Company by applying perpetuity growth rates of 5.0% to 6.0%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that the Company was forecasted to generate based on the Projections and the Longer Range Estimates. The cash flows and terminal values in each case were then discounted to present value as of September 30, 2026 using discount rates ranging from 11.5% to 12.5%, which were based on an estimate of the Company’s weighted average cost of capital, and the mid-year cash flow discounting convention. Based on this range of implied enterprise values, the Company’s estimated net debt (calculated as total debt less cash and cash equivalents) as of September 30, 2026, and the number of fully diluted shares of Company common stock, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per share of Company common stock of $160 to $210 (rounded to the nearest dollar), compared to the merger consideration of $205.00 per share of Company common stock.
Selected Public Company Trading Analysis
Evercore reviewed and compared certain financial information of the Company to corresponding financial multiples and ratios for the following selected publicly traded companies (the “selected companies”):
•	Industrial Software
•	Synopsys, Inc.
•	Cadence Design Systems, Inc.
•	Autodesk, Inc.
•	Dassault Systèmes SE
•	Bentley Systems, Incorporated
•	Nemetschek SE
•	Diversified Industrials
•	Siemens Aktiengesellschaft
•	Schneider Electric SE
•	Emerson Electric Co.
•	Honeywell International Inc.
•	Rockwell Automation, Inc.
For each of the selected companies, Evercore calculated (i) total enterprise value (defined as equity market capitalization plus total debt, plus preferred equity and minority interest, less cash and cash equivalents (“TEV”)) as a multiple of estimated calendar year 2027 unlevered, after-tax free cash flow, which we refer to as “CY2027E

uFCF” and (ii) share price as a multiple of estimated calendar year 2027 earnings per share before stock-based compensation expense and amortization of acquired intangibles, which we refer to as “CY2027E EPS”, in each case based on closing share prices as of October 2, 2026. Financial data of the selected companies were calendarized to a December 31 fiscal year and were based on publicly available research analysts’ estimates.
This analysis indicated the following:

Benchmark	High	Low	Mean	Median
Industrial Software
TEV / CY2027E uFCF	40.5x	14.7x	21.7x	16.0x
Price / CY2027E EPS	36.7x	14.6x	21.9x	20.2x
Diversified Industrials
TEV / CY2027E uFCF	30.3x	19.2x	24.7x	24.9x
Price / CY2027E EPS	28.2x	17.8x	22.3x	20.5x

Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied (i) a TEV / CY2027E uFCF multiple reference range of 14.5x to 20.0x to the Company’s estimated CY2027E unlevered, after-tax free cash flow based on the Projections and (ii) a share price / CY2027E EPS multiple reference range of 14.5x to 20.0x to the Company’s estimated CY2027E earnings per share based on the Projections. Based on the range of implied enterprise values for the TEV / CY2027E uFCF multiples, the Company’s estimated net debt (calculated as total debt less cash and cash equivalents) as of September 30, 2026, and the number of fully diluted shares of Company common stock, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per share of Company common stock of $135 to $191, rounded to the nearest dollar, compared to the merger consideration of $205.00 per share of Company common stock. Based on the range of implied equity values per share for the share price / CY2027E EPS multiples, this analysis indicated a range of implied equity values per share of Company common stock of $137 to $189, rounded to the nearest dollar, compared to the merger consideration of $205.00 per share of Company common stock.
Although none of the selected companies is directly comparable to the Company, Evercore selected these companies because they are publicly traded industrial software and diversified industrial companies that Evercore, in its professional judgment and experience, considered generally relevant to the Company for purposes of its financial analyses. In evaluating the selected companies, Evercore made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies’ financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.
Other Factors
Evercore also noted certain other factors, which were not considered material to its financial analyses with respect to its opinion, but were referenced for informational purposes only, including, among other things, the following:
Illustrative Present Value of Future Share Price
Evercore performed an illustrative analysis of the implied present value of the future price per share of Company common stock, which provides an indication of the present value of a theoretical future value of a company’s equity as a function of that company’s estimated unlevered, after-tax free cash flow and its assumed multiple of TEV to next twelve months (“NTM”) unlevered, after-tax free cash flow.
In calculating the implied present value of the future price per share of Company common stock, Evercore first calculated the implied future total enterprise value of the Company by applying illustrative TEV / NTM unlevered, after-tax free cash flow (“TEV / NTM uFCF”) multiples of 18.6x (representing the Company’s current TEV / NTM uFCF multiple) to 20.1x (representing the Company’s one-year average TEV / NTM uFCF multiple) to the Company’s estimated calendar year 2029 unlevered, after-tax free cash flow based on the Projections. Based on these ranges of implied enterprise values, the Company’s estimated net debt and the number of fully diluted shares of Company common stock, in each case as of December 31, 2028 and as provided by the Company’s management, Evercore calculated a reference range of implied future equity values per share of Company common stock. Evercore then discounted the implied share prices back to October 2, 2026 using a discount rate of 12.5%, which was based on an estimate of the Company’s cost of equity. This analysis indicated a range of implied equity values per share of Company common stock of $186 to $201 (rounded to the nearest dollar), compared to the merger consideration of $205.00 per share of Company common stock.
Premiums Paid Analysis
Using publicly available information, Evercore reviewed selected all-cash transactions and announced bids for control of U.S. public targets with an aggregate transaction value greater than $10 billion announced since 2016. Using publicly available information, Evercore calculated the premiums paid as the percentage by which the per share consideration paid or proposed to be paid in each such transaction exceeded the closing market price per share of the target companies one day prior to announcement of each transaction.
This analysis indicated the following:

1 Day Prior
All Industries
Median	33%
Mean	40%
Tech Transactions
Median	31%
Mean	32%

Based on the results of this analysis and its professional judgment and experience, Evercore applied a premium range of 20% to 40% to the closing price per share of Company common stock of $144.03 as of October 2, 2026. This analysis indicated a range of implied equity values per share of Company common stock of $173 to $202 (rounded to the nearest dollar), compared to the merger consideration of $205.00 per share of Company common stock.
Last 52-Week Trading Range
Evercore reviewed historical trading prices of shares of Company common stock during the twelve-month period ended October 2, 2026, noting that the low and high closing prices during such period ranged from $112 to $206 per share of Company common stock (rounded to the nearest dollar), respectively.
Equity Research Analyst Price Targets
Evercore reviewed selected public market trading price targets for the shares of Company common stock prepared and published by equity research analysts that were publicly available as of October 2, 2026, the last full trading day prior to the delivery by Evercore of its opinion to the Board. These price targets reflect analysts’ estimates of the future public market trading price of the shares of Company common stock at the time the price target was published. As of October 2, 2026, the range of selected equity research analyst price targets per share of Company common stock was $140 to $230 (rounded to the nearest dollar). Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Company common stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of the Company and future general industry and market conditions.

Selected Transactions Analysis
Evercore reviewed financial information related to the following selected transactions involving target companies in the industrial software industry announced since 2016 (the “industrial software selected transactions”). The industrial software selected transactions reviewed by Evercore, and the month and year each was announced, were as follows:

Month and Year Announced	Acquiror	Target
July 2026	Dassault Systèmes SE	ArisGlobal LLC
June 2026	Schneider Electric SE	Cognite Holding B.V.
May 2026	Autodesk, Inc.	MaintainX Inc.
April 2026	Nemetschek SE	Heavy Construction Systems Specialists, LLC
September 2025	Cadence Design Systems, Inc.	Hexagon AB’s Design and Engineering business (including MSC Software Corporation)
April 2025	Siemens AG	Dotmatics Limited
October 2024	Siemens AG	Altair Engineering, Inc.
August 2024	Renesas Electronics Corporation	Altium Limited
June 2024	Cadence Design Systems, Inc.	BETA CAE Systems International AG
January 2024	Synopsys, Inc.	ANSYS, Inc.
June 2023	Keysight Technologies, Inc.	ESI Group S.A.
February 2023	QAD Inc.	Verifract, LLC (d/b/a Redzone)
December 2022	Trimble Inc.	Transporeon GmbH
November 2022	PTC Inc.	ServiceMax, Inc.
September 2022	Schneider Electric SE	AVEVA Group plc
June 2022	Siemens AG	Brightly Software, Inc.
February 2022	Hexagon AB	ETQ, Inc.
October 2021	Emerson Electric Co.	Aspen Technology, Inc.
July 2021	Hexagon AB	Infor’s EAM business
March 2021	Bentley Systems, Incorporated	Seequent Holdings Limited
February 2021	Autodesk, Inc.	Innovyze, Inc.
August 2020	Emerson Electric Co.	Open Systems International, Inc.
August 2020	AVEVA Group plc	OSIsoft, LLC
June 2019	Dassault Systèmes SE	Medidata Solutions, Inc.
July 2018	Fortive Corporation	Accruent, LLC
April 2016	Siemens AG	Mentor Graphics Corporation

For each of the industrial software selected transactions, Evercore calculated the implied enterprise value (defined as the target company’s implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of each target company’s estimated next twelve months (“NTM”) revenue and last twelve months (“LTM”) earnings before interest, tax, depreciation and amortization (“EBITDA”).
This analysis indicated the following:

Benchmark	Low	High	Mean	Median
TEV / NTM Revenue	3.8x	26.7x	11.7x	10.9x
TEV / LTM EBITDA	20.0x	72.3x	37.3x	35.5x

Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Evercore selected a reference range of enterprise value to NTM Revenue multiples of 7.5x to 10.5x and applied this range of multiples to the Company’s ARR as of September 30, 2026. Evercore also selected a reference range of enterprise value to LTM ARR-based EBITDA multiples of 20.0x to 30.0x and applied this range to the Company’s LTM ARR-based EBITDA as of June 30, 2026, in each case based on the financial results for the Company provided by the Company’s management. Based on this range of implied enterprise values, the Company’s estimated net debt (calculated as total debt less cash and cash equivalents) as of September 30, 2026, and the number of fully diluted shares of Company common stock, in each case as provided by the Company’s management, this analysis indicated ranges of implied equity values per share of Company common stock of $159 to $228 (based on ARR) and $169 to $260 (based on LTM ARR-based EBITDA), compared to the merger consideration of $205.00 per share of Company common stock.
Although none of the target companies or businesses reviewed in the selected transactions analysis is directly comparable to the Company and none of the selected transactions is directly comparable to the Merger, Evercore selected these transactions because they involve companies or businesses that Evercore, in its professional judgment and experience, considered generally relevant to the Company for purposes of its financial analyses. In evaluating the selected transactions, Evercore made judgments and assumptions with regard to general business, economic and market conditions and other factors existing at the time of the selected transactions, and other matters, as well as differences in financial, business and operating characteristics and other factors relevant to the target companies or businesses in the selected transactions. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the target companies or businesses in the selected transactions and the multiples derived from the selected transactions. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected transactions.
Miscellaneous
The foregoing summary of Evercore’s financial analyses does not purport to be a complete description of the analyses or data presented by Evercore to the Board. In connection with the review of the Merger by the Board, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its professional judgment and experience after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of the shares of Company common stock. Further, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company or its advisors. Rounding may result in total sums set forth in this section not equaling the total of the figures shown.
Evercore prepared these analyses for the purpose of providing an opinion to the Board as to the fairness, from a financial point of view, of the merger consideration to the holders of shares of Company common stock. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.
Evercore’s financial advisory services and its opinion were provided for the information and benefit of the Board (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of Evercore’s opinion was approved by an Opinion Committee of Evercore.
Evercore did not recommend any specific amount of consideration to the Board or the Company’s management or that any specific amount of consideration constituted the only appropriate consideration in the Merger for the holders of Company common stock.
Pursuant to the terms of Evercore’s engagement letter with the Company, the Company has agreed to pay Evercore a fee for its services in the amount of approximately $120 million, of which $2 million was paid upon delivery of Evercore’s opinion, and the balance of which will be payable contingent upon the consummation of the Merger. The Company has also agreed to reimburse Evercore for its expenses and to indemnify Evercore against certain liabilities arising out of its engagement.
During the two-year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to the Company and Evercore has not received any compensation from the Company during such period. During the two-year period prior to the date of its opinion, Evercore and its affiliates have provided financial advisory services to a company in which Schneider held a minority interest and received fees for the rendering of these services in the amount of between approximately $3 million and $7 million, none of which fees are related to transactions with or involving the Company. Evercore may provide financial advisory or other services to the Company, Schneider and/or their respective affiliates in the future, and in connection with any such services Evercore may receive compensation.
Evercore and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Company, Schneider, potential parties to the Merger and their respective affiliates or persons that are competitors, customers or suppliers of the Company or Schneider.
The Company engaged Evercore to act as a financial advisor based on Evercore’s qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and regularly provides fairness opinions to its clients in connection with mergers and acquisitions, leveraged buyouts and valuations for corporate and other purposes.
Projections and Longer Range Estimates
Other than the full-year outlook included in PTC’s earnings release filed as an exhibit to the Company’s Current Report on Form 8-K, dated November 5, 2025, and as such outlook was amended on July 29, 2026, PTC does not, as a matter of course, make public projections as to future performance, earnings or other results due to the inherent unpredictability of projections and their underlying assumptions and estimates. Despite this general practice, the Company provided to Schneider (in connection with its due diligence review) and to Evercore (in connection with the preparation of its financial analysis and fairness opinion as described in the section entitled “Opinion of Evercore” beginning on page 40 of this proxy statement) certain prospective financial information concerning the Company’s future financial condition and performance for fiscal years 2026 through 2029. The Projections were prepared by the Company’s management between April 2026 and August 2026 in the ordinary course of the Company’s business. Drafts of the Projections were reviewed with the Board during this period, were approved by the Board on September 10, 2026 and were provided to Schneider in connection with its due diligence and to Evercore (in connection with the preparation of its financial analysis and fairness opinion as described in the section entitled “Opinion of Evercore” beginning on page 40 of this proxy statement). In addition, during this period the Company’s management provided to Evercore in connection with the preparation of its financial analysis and fairness opinion certain longer range estimates of the Company’s future financial condition and performance for fiscal years 2030 through 2036 (the “Longer Range Estimates”). The Longer Range Estimates were prepared by Company management by applying extrapolation assumptions to the Projections and were not prepared using the year-by-year planning process Company management undertook in preparing the Projections.
The Projections and Longer Range Estimates were not prepared with a view toward public disclosure and the summary thereof is included in this proxy statement only because the Projections (i) were made available to the Board in connection with its review of the potential transaction with Schneider and the strategic alternatives of the Company, (ii) were made available to Schneider in connection with its due diligence review, and (iii) together with the Longer Range Estimates, were used by Evercore for purposes of preparing its financial analysis and fairness opinion provided to the Board, as described in the section entitled “Opinion of Evercore” beginning on page 40 of this proxy statement. The summary of the Projections and Longer Range Estimates is not being included in this proxy statement to influence a shareholder’s decision whether to vote in favor of the proposal to approve the Merger Agreement or any other proposal at the Special Meeting. The Projections and Longer Range Estimates may differ from published analyst estimates and forecasts.

The Projections and Longer Range Estimates do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles (“GAAP”) (and do not include footnote disclosures as may be required by GAAP). No audit firm has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Projections and Longer Range Estimates and, accordingly, no audit firm has expressed an opinion or any other form of assurance with respect thereto.
The Projections and Longer Range Estimates, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company’s management. Because the Projections and Longer Range Estimates cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Projections and Longer Range Estimates were based necessarily involve judgments with respect to, among other things, future economic, competitive and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control, including general economic conditions, competition and the risks discussed in this proxy statement under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 21 of this proxy statement. The Projections and Longer Range Estimates also reflect the assumptions as to certain business decisions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Projections and Longer Range Estimates were prepared. In addition, the Projections and Longer Range Estimates might be affected by the Company’s ability to achieve proposed objectives and targets over the applicable periods. The risk that these uncertainties could cause the assumptions to fail to be reflective of actual results is further increased given the length of time in the future over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the factors outlined above or other factors that may become applicable, could have a compounding effect on the Projections and Longer Range Estimates shown for later periods or the difference between the Projections and Longer Range Estimates and actual results for those periods. Thus, any failure of an assumption or projections to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods.
The Projections and Longer Range Estimates treat the Company on a stand-alone basis and without giving effect to, and as if the Company never contemplated, the Merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger.
There can be no assurance that the Projections and Longer Range Estimates will be realized, and actual results may vary materially from those shown. The inclusion of the Projections and Longer Range Estimates in this proxy statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or consider the Projections and Longer Range Estimates to be predictive of actual future events or events that have occurred since the date of such forecasts, and the Projections and Longer Range Estimates should not be relied upon as such. The Company has not updated the Projections and Longer Range Estimates to reflect management’s current views of the Company or the Company’s future financial performance and the Projections and Longer Range Estimates should not be treated as guidance with respect to the projected results for any period. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ materially from the Projections and Longer Range Estimates, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date the Projections and Longer Range Estimates were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections and Longer Range Estimates are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Projections and Longer Range Estimates, except as otherwise required by law, and neither the Company, Schneider, nor, after the consummation of the Merger, the Surviving Corporation, undertakes any obligation or otherwise to revise the Projections and Longer Range Estimates after the date hereof, except to the extent required by law. Neither the Company, Schneider nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder of the Company or other person regarding the ultimate performance of the Company compared to the information contained in the Projections and Longer Range Estimates or that the Projections or Longer Range Estimates will be achieved. The Company has made no representation to Schneider or its affiliates, in the Merger Agreement or otherwise, concerning the Projections and Longer Range Estimates. The Projections and Longer Range Estimates are forward-looking statements, and are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available on the SEC’s website at www.sec.gov.
Certain of the Projections and Longer Range Estimates (including ARR) are or may be considered non-GAAP financial measures. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the Projections and Longer Range Estimates to GAAP measures was created or used in connection with preparing the Projections and Longer Range Estimates and no such reconciliation of non-GAAP financial measures in the Projections and Longer Range Estimates to GAAP measures was relied upon by the Board or Evercore in connection with their respective evaluations of the Merger.
In light of the foregoing factors and the uncertainties inherent in the Projections and Longer Range Estimates, shareholders are cautioned not to place undue, if any, reliance on the Projections and Longer Range Estimates. Neither the Company, Schneider, nor any of their respective affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Projections and Longer Range Estimates.
Certain key assumptions underlying the Projections and Longer Range Estimates include, among other things, the following:
•
Growth in ARR in the Projections and Longer Range Estimates reflects the impact of the divestiture of Kepware and ThingWorx, which were completed in March 2026. Other line items in the fiscal year 2026 Projections include results from Kepware and ThingWorx on an as-realized basis through the closing date of the divestiture but reflect the impact of the divestiture for the post-closing period of fiscal year 2026.

•	The Projections and Longer Range Estimates were prepared on a constant-currency basis, using foreign exchange rates as of September 30, 2025 for all periods.
•
The Projections and Longer Range Estimates assume sustained bookings growth and stable renewal rates, informed by the Company’s historical performance over the last five years and expectations regarding market growth and continued operational execution.

The following is a summary of the Projections and Longer Range Estimates (which summary is not included in this proxy statement to induce any Company shareholder to vote in favor of approving the Merger Proposal or approving the other proposal to be voted on at the Special Meeting):
Projections

(Amounts in millions)	FY2026(1)	FY2027	FY2028	FY2029
ARR(2)	$2,530	$2,783	$3,076	$3,415
Revenue	$2,738	$2,892	$3,077	$3,434
Gross Profit	$2,339	$2,472	$2,608	$2,910
Operating Profit(3)	$1,288	$1,387	$1,466	$1,705
Unlevered Free Cash Flow(4)	N/A	$947	$997	$1,199

(1)	Fiscal year 2026 Projections reflect actual results for the first three fiscal quarters.
(2)	ARR, annual run rate, represents the annualized value of the Company’s portfolio of active subscription software, SaaS, hosting, and support contracts as of the end of the reporting period.
(3)	Operating profit refers to gross profit less operating expenses, exclusive of stock-based compensation expense.
(4)
Unlevered free cash flow is calculated as earnings before interest and taxes (inclusive of stock-based compensation expense), less cash taxes on such earnings, plus depreciation and amortization, less capital expenditures, and adjusted for changes in net working capital and certain other items.

Longer Range Estimates
The following Longer Range Estimates were prepared by Company management by applying extrapolation assumptions to the Projections and were not prepared using the year-by-year planning process Company management undertook in preparing the Projections.

(Amounts in millions)	FY2030	FY2031	FY2032	FY2033	FY2034	FY2035	FY2036
ARR(1)	$3,790	$4,188	$4,597	$4,999	$5,387	$5,754	$6,086
Revenue	$3,834	$4,236	$4,639	$5,034	$5,412	$5,768	$6,086
Gross Profit	$3,227	$3,557	$3,886	$4,207	$4,512	$4,797	$5,050
Operating Profit(2)	$1,956	$2,182	$2,413	$2,643	$2,869	$3,086	$3,287
Unlevered Free Cash Flow(3)	$1,376	$1,514	$1,682	$1,847	$2,008	$2,165	$2,308

(1)	ARR, annual run rate, represents the annualized value of the Company’s portfolio of active subscription software, SaaS, hosting, and support contracts as of the end of the reporting period.
(2)	Operating profit refers to gross profit less operating expenses, exclusive of stock-based compensation expense.
(3)
Unlevered free cash flow is calculated as earnings before interest and taxes (inclusive of stock-based compensation expense), less cash taxes on such earnings, plus depreciation and amortization, less capital expenditures, and adjusted for changes in net working capital and certain other items.

The Projections and Longer Range Estimates should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company.
Interests of the Directors and Executive Officers of PTC in the Merger
When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that the directors and executive officers of PTC may have interests in the Merger that are different from, or in addition to, your interests as a shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be approved by Company shareholders. These interests include the following:
•
the cancellation and conversion of unvested Company equity awards held by the Company’s executive officers as of the Effective Time into deferred cash awards, with such deferred cash awards being subject to accelerated vesting upon a termination of the applicable executive officer’s employment by Schneider or its affiliates without Cause or by the applicable executive officer for Good Reason (each as defined in the Merger Agreement) prior to the applicable vesting date of such deferred cash awards;

•
the entitlement of each of the Company’s executive officers to receive payments and benefits under an executive agreement with the Company (each, an “executive agreement”) upon (i) a termination of such executive officer’s employment by the Company or its successor without Cause or by the executive officer for Good Reason (or, solely in the case of Mr. Barua, Other Reason) (each as defined in the applicable executive agreement, or in the case of Mr. Barua, his executive agreement as modified by his limited good reason waiver, as discussed further below) during the two-year period following the consummation of the Merger or (ii) a termination of such executive officer’s employment by the Company or its successor without Cause during the 180-day period preceding the consummation of the Merger if such termination is at the request of a third party taking steps reasonably calculated to effect the Merger or is otherwise related to or in anticipation of the Merger (each, a “qualifying termination”);

•	the acceleration and cash out of Company RSUs held by the members of the Board as of the Effective Time; and
•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the surviving corporation.
If the Merger Proposal is approved by Company shareholders, the shares of Company common stock held by the directors and executive officers of the Company will be treated in the same manner as outstanding shares of Company common stock held by all other Company shareholders entitled to receive the merger consideration.

Treatment of Company Common Stock
As of the Record Date, the Company’s directors and executive officers beneficially owned, and were entitled to vote, in the aggregate, 202,652 shares of Company common stock, representing less than 1% of the outstanding shares of Company common stock.
Upon the consummation of the Merger, each share of Company common stock outstanding as of immediately prior to the Effective Time that is held by the directors and executive officers of the Company will be converted into the right to receive the merger consideration of $205.
Treatment and Quantification of Company Equity Awards
The Company equity awards held by our non-employee directors and executive officers will be subject to the same treatment as all other Company equity awards, as described on page 29 in the section titled “The Merger—Merger Consideration—Treatment of Company Equity Awards.”
As of an assumed May 1, 2027 closing date, the Company equity awards anticipated to be held by our named executive officers and Ms. DiRico (the “Covered Executives”) are set forth in the Golden Parachute Compensation Table on page 53 in the section titled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Golden Parachute Compensation” below. The Company equity awards anticipated to be held by our non-employee directors and executive officers who are not Covered Executives, excluding rights to purchase shares under the Company ESPP held by our executive officers, are as follows:

Officers and Non-Employee Directors	Company RSUs	Company PSUs
All Executive Officers (Other Than Covered Executives)(1) 1 Executive Officer	17,890	24,230
All Non-Employee Directors as a Group(2) 7 Non-Employee Directors	9,706	—

(1)
This includes Jon Stevenson (EVP and Chief Product Officer) who is the only executive officer besides our Covered Executives. Company PSUs are shown at maximum performance (i.e., 200% of target performance) and exclude any Company equity awards that may be granted to such executive officers in the Company’s fiscal 2027 annual equity award cycle (expected to be granted in November 2026), the amounts of which have not yet been determined.

(2)
This group includes Mark Benjamin (Chair), Robert Bernshteyn, Janice Chaffin, Michal Katz, Corinna Lathan, James Lico and Trac Pham. The number of Company RSUs held by such non-employee directors set forth in the table above assumes that the fiscal 2027 annual equity retainer of Company RSUs will have the same grant date value as in fiscal 2026 ($250,000, or $300,000 for the Board chairperson) and will cover a number of shares of Company common stock equal to that value divided by the $205 per share merger consideration. The total value anticipated to be received by such non-employee directors in respect of their Company RSUs as of the assumed May 1, 2027 closing date is $1,989,730.

Payments Upon a Change in Control
Each of our executive officers, including each of the Covered Executives other than Mr. Talvitie, is party to an executive agreement, pursuant to which, upon the consummation of the Merger, each executive officer will be entitled to a lump sum payment within 45 days of the consummation of the Merger equal to a pro-rata portion of his or her target annual incentive bonus for the fiscal year in which the Merger is consummated (the “pro-rata bonus”). The pro-rata bonus is calculated based on the percentage of the applicable performance period completed through the date of the consummation of the Merger, with any applicable performance measures deemed met at the target level.
Payments Upon Termination at or Following a Change in Control
The executive agreements additionally provide that each executive officer would be eligible to receive the following severance payments and benefits upon a qualifying termination, subject to each executive officer’s execution of a general release of claims and continued compliance with restrictive covenant agreements:
•
A lump sum payment in an amount equal to 100% (or, in the case of Mr. Barua, 200%) of the highest annual base salary in effect with respect to the executive officer during the six-month period preceding the applicable date of termination;

•
A lump sum payment in an amount equal to 100% of the highest target annual incentive bonus in effect with respect to the executive officer for the fiscal year (x) in which the Merger occurs, (y) following the fiscal year in which the Merger occurs or (z) in which the termination occurs (or, in the case of Mr. Barua, 200% of such highest target annual incentive bonus plus a pro-rata portion of his target annual incentive bonus for the year of termination, reduced by any pro-rata bonus previously paid to him in the year of termination upon the consummation of the Merger in accordance with his executive agreement);
•	Full acceleration of all outstanding Company equity awards (or, following the closing, the deferred cash awards into which they were converted); and
•
Continued participation in the Company’s medical, dental and vision plans, subject to the executive officer’s election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, for the one-year period following the applicable date of termination (or, in the case of Mr. Barua, for the 24-month period following the applicable date of termination), or, if continued participation is not permitted under the terms of any such plan, a payment sufficient to purchase substantially equivalent benefits, in each case, ceasing when the executive officer becomes eligible for comparable benefits under another employer’s plan, if earlier.

In addition, Mr. Barua and the Company have executed a limited good reason waiver, contingent on the occurrence of the closing. Under such limited good reason waiver, for a limited period of time following the closing, changes to Mr. Barua’s role that result solely from his transition from chief executive officer of a stand-alone, publicly traded company to chief executive officer of a non-publicly traded, wholly owned subsidiary of Schneider will not constitute “Good Reason” or “Other Reason” (in each case, as defined in Mr. Barua’s executive agreement) for purposes of Mr. Barua’s existing compensation arrangements with the Company, including his executive agreement, but all of his other Good Reason or Other Reason rights, as applicable, will continue to apply and Mr. Barua can resign for Good Reason or Other Reason at any time following the expiration of his limited good reason waiver and collect his enhanced change in control payments and benefits, as described above and as modified by the terms of the Merger Agreement. In the event of Mr. Barua’s death or Disability (as defined in his executive agreement) prior to the end of this limited period, Mr. Barua will be eligible to receive the greater of all severance or other benefits he would have received upon (a) death or Disability, as applicable, or (b) a termination without Cause under his existing compensation arrangements with the Company.
Arrangements with Schneider
As of the date of this proxy statement, other than Mr. Barua’s limited good reason waiver, none of our executive officers or directors has had any discussions or negotiations, or entered into any agreement, with Schneider or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Schneider or one or more of its affiliates following the consummation of the Merger. Prior to, or following the consummation of, the Merger, however, certain executive officers and directors may have discussions with, or may enter into agreements with, Schneider, the Company or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Schneider or one or more of its affiliates after the Effective Time.
Retention Program
In connection with the Merger, the Company will be permitted to establish a cash-based retention program in the aggregate amount of up to $25,000,000 to promote retention (the “retention pool”). All payments under the retention pool will be made in part at the Effective Time and in part within 12 months following the Effective Time, subject to the applicable participant’s continued service through each date of payment; provided that if a participant is terminated without Cause or resigns for Good Reason (each as defined in the Merger Agreement) prior to the date that such participant’s retention award is paid in full, any unpaid portion of the participant’s retention award will immediately vest and become payable within 30 days following the termination of employment. The allocation of the retention pool will be determined by Mr. Barua prior to the Effective Time in good faith consultation with Mr. Blum; provided that no individual allocation will exceed $1,000,000 and no portion of the retention pool may be allocated to Mr. Barua, his direct reports or any Company employee with a title of executive vice president. As of the date of this proxy statement, the participants and the allocation of the retention pool to such participants have not yet been determined.
280G Gross Ups
Under the terms of the Merger Agreement, the Company may take certain reasonable and customary actions prior to the Effective Time to mitigate the potential impact of Sections 280G and 4999 of the Code on certain individuals, including our executive officers. To the extent such mitigation actions are insufficient, we may enter into tax indemnification or similar agreements with impacted “disqualified individuals” to cover any taxes arising under Sections 280G and 4999 of the Code, subject to an aggregate gross-up cap of $20,000,000 (the “280G gross-ups”). As of the date of this proxy statement, we do not anticipate that any executive officer other than Mr. Barua will receive a 280G gross-up. Whether Mr. Barua receives a 280G gross-up, and in what amount, depends on whether and when he experiences a qualifying termination following the Effective Time.
Settlement of Company PSUs Vesting in November 2026
Certain of the Company PSUs which were granted to each of the Covered Executives (other than Mr. Talvitie) and Jon Stevenson in 2023, 2024 and 2025 (the “November 2026 Vesting PSUs”) will be settled on November 15, 2026, which is their regularly scheduled settlement date with vesting determined based on maximum performance. The number of November 2026 Vesting PSUs settled (at maximum performance) for each of the Covered Executives (other than Mr. Talvitie) is expected to be as follows: Neil Barua: 89,150; Jennifer DiRico: 5,262; Robert Dahdah: 8,972; Aaron von Staats: 20,230; Catherine Kniker: 15,738; and for our other executive officer, Jon Stevenson: 4,846. As these Company PSUs will have vested before the assumed May 1, 2027 closing date, the value of the November 2026 Vesting PSUs held by the Covered Executives is excluded from the amounts reported in the “Equity” column of the Golden Parachute Compensation Table on page 54 in the section titled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Golden Parachute Compensation” below.
The shares of Company common stock expected to be received by each of the Covered Executives in connection with the settlement of such November 2026 Vesting PSUs (at maximum performance) are reflected in the table set forth in the “Security Ownership of Certain Beneficial Owners and Management” section below.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K promulgated by the SEC, the table below sets forth the compensation that is based on, or otherwise relates to, the Merger that may be paid or become payable to each of the Covered Executives in connection with the Merger. Please see the previous portions of this section for further information regarding this compensation. The Merger-related compensation payable to these individuals is subject to a non-binding, advisory vote of the Company’s shareholders, as described in the section of this proxy statement titled “Proposal 2: Advisory Vote on Merger-Related Executive Compensation Arrangements.” As of November 13, 2026, the Company’s Covered Executives for purposes of the discussion below are as follows:

Neil Barua*, President and Chief Executive Officer;
Jennifer DiRico, EVP, Chief Financial Officer;
Robert Dahdah*, EVP, Chief Revenue Officer;
Aaron von Staats*, EVP, Chief Legal Officer;
Catherine Kniker*, EVP, Chief Marketing and Sustainability Officer; and
Kristian Talvitie*, Former EVP, Chief Financial Officer.

(*)
These individuals were each a “named executive officer” for purposes of the definitive proxy statement for the 2026 annual meeting of the Company’s shareholders, filed by the Company with the SEC on December 23, 2025. Mr. Talvitie was the Company’s Chief Financial Officer during the Company’s fiscal year ended September 30, 2025. His employment with the Company terminated on December 31, 2025.

The amounts indicated in the table below are estimates of the amounts that would be payable to each Covered Executive in connection with the Merger assuming, solely for purposes of this table, that the Effective Time occurs on May 1, 2027, and in the case of each Covered Executive, that the Covered Executive experiences a qualifying termination, in each case, on or immediately following such date (other than Mr. Talvitie, whose employment with the Company terminated on December 31, 2025).
In addition to the assumptions regarding the consummation date of the Merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by the Covered Executives in connection with the Merger may materially differ from the amounts set forth below. All such amounts actually payable to each of the Covered Executives will be subject to any applicable withholding.

Golden Parachute Compensation

Covered Executive	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Neil Barua	$4,700,274	$47,219,495	$86,096	$52,005,865
Jennifer DiRico	$1,485,548	$10,638,885	$43,048	$12,167,481
Robert Dahdah	$1,446,795	$13,438,160	$43,048	$14,928,003
Aaron von Staats	$984,453	$9,152,020	$43,048	$10,179,521
Catherine Kniker	$940,699	$6,681,360	$43,048	$7,665,107
Kristian Talvitie(5)	—	—	—	—

(1)
The cash amounts reflected in this column represent the sum of (i) the “single-trigger” pro-rata bonus to which each Covered Executive is entitled at the Effective Time pursuant to their respective executive agreements, regardless of the occurrence or non-occurrence of their qualifying termination and (ii) potential “double-trigger” severance payments to each Covered Executive pursuant to their respective executive agreements upon a qualifying termination of the applicable Covered Executive as described above, and include the base salary and target bonus components of such payments. Because his employment with the Company terminated on December 31, 2025, Mr. Talvitie is not entitled to any cash payments in connection with the Merger, other than in his capacity as a shareholder with respect to shares of Company common stock he holds. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Payments Upon Termination at or Following a Change in Control” beginning on page 51 of this proxy statement. For each Covered Executive, the amount shown in the Pro-Rata Bonus column below is a single-trigger payment, and the amounts shown in the Base Salary and Target Annual Bonus columns below are double-trigger payments.

Name	Pro-Rata Bonus ($)	Base Salary ($)	Target Annual Bonus ($)	Total ($)
Neil Barua	$700,274	$1,600,000	$2,400,000	$4,700,274
Jennifer DiRico	$335,548	$575,000	$575,000	$1,485,548
Robert Dahdah	$326,795	$560,000	$560,000	$1,446,795
Aaron von Staats	$196,953	$450,000	$337,500	$984,453
Catherine Kniker	$188,199	$430,000	$322,500	$940,699
Kristian Talvitie	—	—	—	—

(2)
The amounts reflected in this column represent the “double-trigger” payments or vesting that will become due or occur upon a qualifying termination of each Covered Executive with respect to the Company equity awards that will convert into deferred cash awards at performance levels reflecting the PSU performance measurement treatment, based on awards outstanding as of November 13, 2026, calculated using the merger consideration and assuming an Effective Time of May 1, 2027. Accordingly, the amounts reflected in this column exclude the value of Company RSUs and Company PSUs held by the Covered Executives that are scheduled to vest prior to the assumed May 1, 2027 Effective Time. The value of Company PSUs is shown at maximum performance (i.e., 200% of target performance) and excludes the value of any Company equity awards that may be granted to the Covered Executives in the Company’s fiscal 2027 annual equity award cycle (expected to be granted in November 2026), the amounts of which have not yet been determined. Because Mr. Talvitie’s employment with the Company terminated on December 31, 2025, he will not receive any deferred cash awards with respect to which any “double-trigger” payments or vesting may become due following the Effective Time. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Payments Upon Termination at or Following a Change in Control” beginning on page 51 of this proxy statement. All amounts reflected in this column are double-trigger amounts; there are no single-trigger amounts reflected in this column.

(3)
The amounts reflected in this column represent the maximum value of the continued participation in the Company’s health and welfare benefit plans to which each Covered Executive is entitled pursuant to their respective executive agreements following their qualifying termination. Such amounts are “double-trigger” payments payable solely upon a Covered Executive’s qualifying termination as described above. Because his employment with the Company terminated on December 31, 2025, Mr. Talvitie is not entitled to participate in the Company’s health and welfare benefit plans following the Effective Time. For more information, see the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Payments Upon Termination at or Following a Change in Control” beginning on page 51 of this proxy statement. All amounts reflected in this column are “double-trigger” amounts; there are no “single-trigger” amounts reflected in this column.

(4)
The amounts reflected in this table do not include the value of any 280G gross-ups. As noted above, under the Merger Agreement, we may, after taking permitted mitigation actions, enter into tax indemnification or similar agreements with one or more of our executive officers if such mitigation actions are insufficient, provided that the aggregate amount of all such 280G gross-ups does not exceed $20,000,000. The actual amounts of the 280G gross-ups, if any, will not be determined until immediately prior to the Effective Time. With respect to Mr. Barua, if he were terminated without Cause at the Effective Time, his gross-up payment would equal approximately $19,700,000. However, we do not expect Mr. Barua to be terminated at the Effective Time. If Mr. Barua remains employed for twelve months following the Effective Time, his gross-up payment would be $0.

(5)
Mr. Talvitie’s employment with the Company terminated on December 31, 2025. Accordingly, he is not entitled to receive any compensation or benefits in connection with the Merger that differ from those of our shareholders in connection with the Company common stock he holds as of the Effective Time.

Insurance and Indemnification of Directors and Executive Officers
The Merger Agreement provides that from the Effective Time until the sixth anniversary of the Effective Time, Schneider will cause the surviving corporation to exculpate, indemnify and hold harmless (and will also cause the surviving corporation to advance expenses as incurred), to the fullest extent permitted under applicable law, and in accordance with any indemnification agreements with the Company or any of its subsidiaries in effect on the date of the Merger Agreement, each present and former director and officer of the Company or any of its subsidiaries (collectively referred to as the “indemnified persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such indemnified persons’ service as a director or officer of the Company or any of its subsidiaries or services performed by such person or entity at the request of the Company or any of its subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to the Merger and the other transactions contemplated by the Merger Agreement and actions to enforce the indemnification and insurance provisions of the Merger Agreement. To the fullest extent permitted by applicable law, Schneider will also cause the surviving corporation to pay all reasonable and documented expenses (including legal fees and expenses) of each indemnified person in advance of the final disposition of any such proceeding, subject to receipt from the indemnified person of written affirmation and undertaking, in each case to the extent required by the MBCA, to repay such advances if it is ultimately determined in accordance with applicable law that such indemnified person is not entitled to indemnification. Any indemnified person wishing to claim indemnification or advancement of expenses under the applicable indemnification and insurance provisions of the Merger Agreement, upon learning of any such proceeding, will notify the surviving corporation (but the failure so to notify will not relieve a party from any obligations that it may have under the applicable indemnification and insurance provisions of the Merger Agreement except to the extent such failure materially prejudices such party’s position with respect to such claims). Schneider and the surviving corporation will reasonably cooperate with the indemnified person in the defense of any such matter.
The Merger Agreement also provides that all rights to indemnification, exculpation and advancement and reimbursement of expenses by the Company or any of its subsidiaries existing in favor of the indemnified persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in the Company’s or the applicable subsidiary’s articles of organization, bylaws or similar other organizational documents (as in effect as of the date of the Merger Agreement) and as provided in those indemnification agreements between the Company or the applicable subsidiary and such indemnified persons (as in effect as of the date of the Merger Agreement) will survive the Merger and continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable law) for a period of six years following the date on which the Merger becomes effective, and the surviving corporation and its subsidiaries will (and Schneider will cause the surviving corporation and its subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its subsidiaries in respect of such rights of indemnification, exculpation and advancement and reimbursement of expenses. Notwithstanding anything to the contrary within the Merger Agreement, if an indemnified person notifies Schneider on or prior to the sixth anniversary of the Effective Time of a matter for which such indemnified person intends to seek indemnification under the Merger Agreement, the applicable indemnification provisions will continue in effect with respect to that matter until its final disposition.
From the date on which the Effective Time occurs until the sixth anniversary of such date, Schneider will cause the surviving corporation to maintain in effect, for the benefit of the indemnified persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing policy of directors’ and officers’ liability insurance maintained by the Company as of the date of the Merger Agreement (the “existing D&O policy”), except that:
•
Schneider may substitute for the existing D&O policy a policy or policies of substantially comparable coverage, and in any event, coverage not less favorable in the aggregate than the existing policies of the Company and its subsidiaries; and

•
Schneider will not be required to pay annual premiums for the existing D&O policy (or for any substitute policies) in excess of 350% of the most recent annual premium paid prior to the date of the Merger Agreement for the existing D&O policy (the “maximum premium”).

The Merger Agreement provides that if any future annual premiums for the existing D&O policy (or any substitute policy therefor) exceed such maximum premium amount in the aggregate, then Schneider may reduce the amount of coverage of such existing D&O policy (or any substitute policy therefor) to the amount of coverage that can be obtained for a premium equal to the maximum premium. The Merger Agreement provides that Schneider will cause the surviving corporation or, prior to the Effective Time, the Company will have the right to purchase a pre-paid, non-cancellable “tail” policy on the existing D&O policy for a claims reporting or discovery period of six years from the closing date and otherwise on terms and conditions that are no less favorable than the terms and conditions of the existing D&O policy, except that the surviving corporation will not be obligated to, and the Company will not (without the prior written consent of Schneider), expend an amount for such “tail” policy in excess of the maximum premium and if such “tail” policy is purchased, Schneider will cause the surviving corporation to, maintain such “tail” policy in full force and effect, in lieu of the surviving corporation’s obligation to maintain the existing D&O policy or substitute coverage.
Financing of the Merger
The obligation of Schneider to consummate the Merger is not subject to any financing condition. In connection with the Merger, Schneider entered into the mandate letter with the financing sources (together with the syndication letter entered into in connection therewith, the “debt commitment letter”), pursuant to which, and subject to the terms and conditions set forth in the mandate letter, the financing sources have committed to provide debt financing in an aggregate principal amount of $25 billion under the Bridge Facility. The funding of the Bridge Facility is subject to customary conditions, including the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the debt commitment letter and the consummation of the Merger in accordance with the terms of the Merger Agreement.
Pursuant to the mandate letter, the financing sources have agreed to act as global coordinators, mandated lead arrangers and bookrunners for the Bridge Facility, and Société Générale will act as facility agent (in such capacity, the “facility agent”), in each case on the terms and subject to the conditions set forth in the mandate letter. The mandate letter also provides for the potential syndication of the Bridge Facility by the financing sources.
The Bridge Facility will be made available in U.S. dollars or euros and will bear interest at a floating rate based on the applicable reference rate plus an applicable margin, which is subject to increases over the term of the Bridge Facility. The Bridge Facility will mature on the first anniversary of the earlier of the closing date and the date falling nine months after October 4, 2026. Amounts borrowed under the Bridge Facility may be prepaid without premium or penalty, subject to certain break costs, and amounts repaid or prepaid may not be reborrowed. Schneider’s payment obligations under the Bridge Facility will rank at least pari passu with all its other unsecured and unsubordinated obligations, except for obligations mandatorily preferred by law applying to companies generally.
The availability of the Bridge Facility is subject to certain conditions, including, among others:
•	receipt by the facility agent of a certificate of an authorized signatory of Schneider certifying as to:
•	the satisfaction or waiver of certain specified conditions to the consummation of the Merger under the Merger Agreement;
•
the absence of certain amendments, modifications, supplements or waivers of the Merger Agreement that would be materially adverse to the financing sources without the prior written consent of the facility agent; and

•	the consummation of the Merger (or that the Merger will be consummated substantially concurrently with the initial borrowing under the Bridge Facility) in accordance with the Merger Agreement;
•	the absence of the occurrence of certain specified events of defaults under the debt commitment letter; and
•	the accuracy in all material respects of certain specified representations by Schneider under the debt commitment letter.
In addition, during the applicable certain funds period, subject to the foregoing conditions and certain specified exceptions, the financing sources’ ability to cancel their commitments, refuse to fund borrowings or exercise certain rights and remedies that would prevent or limit the availability of the Bridge Facility will be restricted.
The commitments under the Bridge Facility are subject to mandatory reduction, and borrowings thereunder are subject to mandatory prepayment, from the proceeds of certain debt financings and equity issuances, including issuances of debt securities, term loan financings and increases in Schneider’s share capital, subject to specified exceptions and limitations. Such proceeds will generally be applied first to prepay outstanding borrowings, if any, and then to permanently reduce any remaining undrawn commitments under the Bridge Facility. On October 20, 2026, Schneider announced the successful placement of 25,000,000 new ordinary shares at a subscription price of €240 per share, representing gross proceeds of €6.0 billion. On October 28, 2026, Schneider announced the successful issuance of €6.0 billion aggregate principal amount of senior unsecured notes under its Euro Medium Term Note program. The net proceeds of the share and note issuances are intended to fund a portion of the Merger consideration and, in accordance with the terms of the Bridge Facility, to reduce the commitments thereunder. Schneider expects to further replace the remaining commitments under the Bridge Facility prior to the closing with the proceeds of the issuance of one or more series of unsecured debt securities.
The Merger Agreement contains certain covenants relating to the debt financing, including obligations of Schneider and Merger Sub to use reasonable best efforts to arrange and obtain the debt financing, obligations of Schneider to obtain alternative financing under certain circumstances and obligations of the Company to provide customary cooperation in connection with the financing. See “Terms of the Merger Agreement—Financing Matters.”
Closing and Effective Time
The consummation of the Merger will take place no later than the fifth business day after the satisfaction or waiver of the last to be satisfied or waived of the conditions to the consummation of the Merger (described below under the section entitled “Terms of the Merger Agreement—Conditions to the Consummation of the Merger” beginning on page 88 of this proxy statement) (other than those conditions to be satisfied at the closing) or such other time agreed to in writing by Schneider and PTC.
Accounting Treatment
The Merger will be accounted for as a “business combination” under IFRS 3 for financial accounting purposes.
U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares of Company common stock are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (“Treasury Regulations”), court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.
This discussion is limited to Company shareholders who hold their shares of Company common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion does not address the U.S. federal income tax consequences of the treatment of Company restricted stock units (including performance-based restricted stock units) or the Company’s employee stock purchase plan in connection with the Merger. In addition, this summary does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or any alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:
•	banks or other financial institutions;
•	mutual funds;
•	insurance companies;

•	tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations;
•	retirement plans or other tax-deferred accounts;
•	S corporations or investors in S corporations;
•	controlled foreign corporations, foreign-controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;
•	dealers or brokers in securities, currencies or commodities;
•	traders in securities that elect to use the mark-to-market method of accounting for their securities;
•	regulated investment companies or real estate investment trusts;
•	U.S. expatriates or certain former citizens or long-term residents of the United States;
•	holders that own or have owned (directly, indirectly or constructively) more than five percent of Company common stock (by vote or value) (except to the extent specifically set out below);
•	holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;
•
holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Company common stock being taken into account in an “applicable financial statement” (as defined in the Code);

•
holders that received their shares of Company common stock in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants (if applicable) or vesting or settlement of restricted stock units or purchases under an employee stock purchase plan;

•	holders that hold their shares of Company common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;
•	holders that own an equity interest, actually or constructively, in Schneider or the surviving corporation following the Merger;
•	holders that do not vote in favor of the Merger and that properly demand and perfect their right to appraisal of their shares of Company common stock in accordance with the MBCA, if applicable; or
•	U.S. Holders whose “functional currency” is not the U.S. dollar.
If a partnership (including any entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Company common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Company common stock and partners therein should consult their tax advisors regarding the consequences of the Merger.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Company common stock who or that is for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person as defined in Section 7701(a)(30) of the Code.

The receipt of cash by a U.S. Holder in exchange for shares of Company common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Such U.S. Holder’s gain or loss generally will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be a capital gain or loss and will be a long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the consummation of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Company common stock at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company common stock.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Company common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
Subject to the discussion under “Information Reporting and Backup Withholding” below, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax, net of certain deductions, at rates generally applicable to U.S. persons (unless an applicable income tax treaty provides otherwise), and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower rate under an applicable income tax treaty);

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the Merger, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•
shares of Company common stock constitute a United States real property interest (“USRPI”) by reason of PTC’s status as a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Company common stock (the “Relevant Period”) and, if shares of Company common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than five percent (5%) of Company common stock at any time during the Relevant Period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Although there can be no assurances in this regard, PTC believes that it is not, and has not been, a USRPHC at any time during the five-year period preceding the Merger. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them if PTC is a USRPHC.
Non-U.S. Holders should consult their tax advisors regarding the tax consequences to them of the Merger.
Information Reporting and Backup Withholding
Information reporting and backup withholding (currently at a rate of 24%) may also apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s foreign status on an applicable IRS Form W-8 (or a substitute or successor form) or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.
Additional Withholding Requirements under the Foreign Account Tax Compliance Act (FATCA)
Sections 1471 through 1474 of the Code, and the Treasury Regulations and administrative guidance issued thereunder (collectively, “FATCA”), impose a U.S. federal withholding tax of 30% on certain payments made to a “foreign financial institution” (as specially defined under these rules), whether such institution is the beneficial owner or an intermediary, unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally imposes a U.S. federal withholding tax of 30% on certain payments made to a non-financial foreign entity, whether such entity is the beneficial owner or an intermediary, unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. The U.S. Treasury Department has released proposed Treasury Regulations which, if finalized in their present form, would eliminate the FATCA withholding applicable to the gross proceeds of a sale or other disposition of Company common stock. In its preamble to such proposed Treasury Regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed Treasury Regulations until final regulations are issued. Holders of Company common stock are urged to consult with their tax advisors regarding the possible implications of FATCA on the disposition of Company common stock pursuant to the Merger.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF COMPANY COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, NON-U.S., LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
HSR Act
Under the Merger Agreement, the Merger cannot be completed until the applicable waiting period under the HSR Act, has expired or been terminated, or all requisite consents, directions or orders required to consummate the Merger pursuant thereto have been obtained. For more information, please see the section entitled “Terms of the Merger Agreement— Regulatory Approvals and Related Matters” beginning on page 79 of this proxy statement.
At any time before or after the consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the Federal Trade Commission (the “FTC”) or the Antitrust Division of the U.S. Department of Justice (the “DOJ”) could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the consummation of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
CFIUS Approval
The consummation of the Merger is further conditioned upon obtaining CFIUS approval, which is defined to include:
•
CFIUS issuing a written notice that it has concluded all action pursuant to Section 721 of the Defense Production Act of 1950, as amended (the “DPA”) and has determined that there are no unresolved national security concerns with respect to the Merger and the other transactions contemplated by the Merger Agreement;

•
CFIUS having submitted a report to the President of the United States of America (the “President”) requesting the President’s decision regarding the Merger and the other transactions contemplated by the Merger Agreement and either:

○
the period under the DPA during which the President may announce his decision to take action to suspend, prohibit, or place any limitations on the Merger and the other transactions contemplated by the Merger Agreement that individually or in the aggregate would constitute a burdensome condition (after taking into account all other divestiture remedies, behavioral remedies and other actions undertaken by the parties) will have expired without any action having been taken; or

○
the President having announced a decision not to take any action to suspend, prohibit or place any limitations on the Merger and the other transactions contemplated by the Merger Agreement that individually or in the aggregate would constitute a burdensome condition (after taking into account all other divestiture remedies, behavioral remedies and other actions undertaken by the parties); or

•	CFIUS having issued a written notice that the Merger and the other transactions contemplated by the Merger Agreement are not “covered transactions” within the meaning of the DPA.
Other Regulatory Clearances and Approvals
The Company and Schneider derive revenues and have assets in other jurisdictions where clearances or approvals by antitrust authorities and relevant authorities under certain foreign investment laws are necessary or recommended. The Merger cannot be consummated until the foreign regulatory waiting period condition and the governmental authorization condition have been satisfied or waived. The consummation of the Merger is conditioned upon the clearance or approval by antitrust authorities and relevant authorities under foreign direct investment laws in certain specified jurisdictions, including in the U.S. under the HSR Act and in the European Union by the European Commission under Council Regulation (EC) No. 139/2004 on the control of concentrations between undertakings and Regulation (EU) 2022/2560 of the European Parliament and of the Council of December 14, 2022 on foreign subsidies distorting the internal market. The Merger cannot be completed until the Company and Schneider obtain clearance to consummate the Merger or the applicable waiting periods have expired or been terminated in such jurisdictions.
There can be no assurances that all of the required regulatory approvals will be obtained and, if obtained, there can be no assurances as to the timing of any approvals, Schneider’s or the Company’s ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals.
As of the date of this proxy statement, the parties have filed a voluntary draft CFIUS notice seeking approval of the Merger, a declaration under the HSR Act and submissions to certain foreign authorities under antitrust and foreign investment laws.
Legal Proceedings Regarding the Merger
As of the date of this proxy statement, there are no pending lawsuits challenging the Merger. However, potential plaintiffs may file lawsuits challenging the Merger. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to PTC, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is the absence of certain temporary restraining orders, preliminary or permanent injunctions or other orders preventing the consummation of the Merger issued by certain governmental bodies or legal requirements in certain jurisdictions that make consummation of the Merger illegal. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.

TERMS OF THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The following discussion summarizes certain material provisions of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this summary. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. The Company urges you to read carefully this entire proxy statement, including the Annexes, before making any decisions regarding the Merger.
The Merger Agreement has been included to provide you with information regarding its terms, and the Company recommends that you read the Merger Agreement carefully and in its entirety. Except for its status as the contractual document that establishes and governs the legal relations among the parties with respect to the Merger, the Company does not intend for the Merger Agreement to be a source of factual, business or operational information about the Company, Schneider or Merger Sub. The representations and warranties described below and included in the Merger Agreement were made by the Company, Schneider and Merger Sub to each other as of specific dates. The assertions contained in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the Company, Schneider and Merger Sub in connection with negotiating the terms of the Merger Agreement, which you should consider as you read the representations and warranties in the Merger Agreement. The representations and warranties are qualified in their entirety by certain information the Company filed with the SEC prior to the date of the Merger Agreement, as well as by confidential disclosure letters that the Company and Schneider delivered to each other in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to Company shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the Company, on the one hand, and Schneider and Merger Sub, on the other hand, rather than establishing matters as facts.
Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Schneider or Merger Sub, and you should read the information provided elsewhere in this proxy statement and in the documents that are included into this proxy statement for information regarding the Company and its business. See “Where You Can Find More Information.”
The Merger; Articles of Organization and Bylaws; Directors and Officers
Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, whereupon the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the Merger. The Merger will have the effects set forth in the Merger Agreement and the applicable provisions of the MBCA. At the Effective Time, unless otherwise mutually agreed by Schneider and the Company prior to the Effective Time, the articles of organization of the surviving corporation will be amended and restated to conform to Exhibit B of the Merger Agreement, and the bylaws of the surviving corporation will be amended and restated to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and will conform with the rights and responsibilities of the surviving corporation under the Merger Agreement. Unless otherwise mutually agreed by Schneider and the Company prior to the Effective Time, the directors and officers of the surviving corporation immediately after the Effective Time will be the respective individuals who were the directors and officers of Merger Sub immediately prior to the Effective Time.
Completion and Effectiveness of the Merger
The Merger Agreement provides that the consummation of the Merger will take place on a date to be jointly designated by Schneider and the Company, which will be no later than the fifth business day after the satisfaction or waiver of the last to be satisfied or waived of the conditions to the consummation of the Merger set forth in the Merger Agreement (other than the conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at the closing), or at such other place, time or date as Schneider and the Company may agree in writing.
The Merger Agreement provides that the Merger will become effective at the time of the filing of the duly executed articles of merger with the Secretary of the Commonwealth of Massachusetts or at such later time as may be mutually agreed by Schneider and the Company in writing and specified in the articles of merger.

Merger Consideration
The Merger Agreement provides that, at the Effective Time, each share of Company common stock outstanding immediately prior to the Effective Time (other than shares of Company common stock held by the Company, wholly owned subsidiaries of the Company, in the Company’s treasury or by Schneider, Merger Sub or any other wholly owned subsidiary of Schneider, and any shares held by shareholders who have properly exercised and perfected their demands for appraisal of such shares in accordance with the MBCA, if applicable) will be converted into the right to receive $205 in cash, without interest (the “merger consideration”).
The Merger Agreement provides that, at the Effective Time, any shares of Company common stock held by the Company, wholly owned subsidiaries of the Company, in the Company’s treasury or by Schneider, Merger Sub or any other wholly owned subsidiary of Schneider immediately prior to the Effective Time will be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares. Any shares of Company common stock held by shareholders who are entitled to and have properly exercised and perfected appraisal rights under the MBCA, if applicable, will be treated in accordance with the applicable provisions of the MBCA, as described under “Appraisal Rights.” The Merger Agreement also provides that each share of common stock of Merger Sub outstanding immediately prior to the Effective Time will be converted into one share of common stock of the surviving corporation.
Adjustments to Prevent Dilution
The Merger Agreement provides that if, between the date of the Merger Agreement and the Effective Time, the outstanding shares of Company common stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if a stock dividend is declared by the Company during such period, or a record date with respect to any such event occurs during such period, then the merger consideration will be adjusted to the extent appropriate to provide the same economic effect as contemplated by the Merger Agreement prior to such action.
Treatment of Company Equity Awards and the Company ESPP
Company Equity Awards
The Merger Agreement provides for the following treatment of outstanding Company equity awards:
•
Cashed-Out RSUs. Each cashed-out RSU will be canceled at the Effective Time and converted into the right to receive, without interest and subject to any applicable tax withholding, the merger consideration on the same terms and conditions as outstanding shares of Company common stock, plus an amount in cash equal to any accrued but unpaid dividend equivalents in respect of the applicable Company RSU.

•
Deferred Cash Awards. Each Company equity award that is outstanding immediately prior to the Effective Time that is not a cashed-out RSU will be canceled and converted at the Effective Time into the right to receive a deferred cash award. Each deferred cash award will remain subject to the same terms and conditions as applied to the Company RSU for which such deferred cash award was exchanged, including with respect to vesting and forfeiture (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that performance-based vesting conditions applicable to Company PSUs will be deemed to be achieved at maximum performance (i.e., 200% of target performance) and will not apply following the Effective Time (other than for certain Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time, which will remain subject to performance goals, as described in further detail below). Each deferred cash award will vest and become payable at the same time as the Company RSU for which such deferred cash award was exchanged would have vested, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date (other than for any Company RSU for which continued service is no longer required in order to continue vesting), except that each deferred cash award will vest and become payable in full upon an earlier termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the applicable vesting date.

•
Company PSUs will be subject to the PSU performance measurement treatment, such that all Company PSUs outstanding as of the date that the Merger Agreement was executed and any Company PSUs granted after the date of the Merger Agreement and prior to the Effective Time that are subject to relative total shareholder return performance metrics will be deemed earned based on the maximum performance level (i.e., 200% of target performance) and all Company PSUs that are granted in the period between the execution of the Merger Agreement and the Effective Time that are subject to performance measures relating to ARR will remain subject to the applicable performance goals, with performance measured, and the applicable portion of such awards earned, annually during the applicable three-year performance period based on actual performance, subject to the holder’s continued employment or service with Schneider or any of its affiliates through the applicable vesting date, except that such Company PSUs will become vested based on target performance on a termination of the holder’s employment or service by Schneider or its affiliates without Cause or by the holder for Good Reason (as each such term is defined in the Merger Agreement), in each case, at any time before the completion of the three-year performance period.

Company ESPP
With respect to the Company ESPP, and pursuant to the Merger Agreement, the Board has adopted resolutions and will take necessary or required actions such that:
•	participants in the Company ESPP as of the date of the Merger Agreement may not increase their payroll deductions under the Company ESPP from those in effect on the date of the Merger Agreement;
•	no new participants may commence participation in the Company ESPP following the date of the Merger Agreement;
•
any offering period (or similar period during which shares may be purchased) in progress prior to the date on which the Effective Time occurs will be the final offering period under the Company ESPP and such offering period will be terminated no later than five business days prior to the date on which the Effective Time occurs;

•
any pro-rata adjustments that may be necessary to reflect the shortened offering period (or similar period) will be made, but otherwise such shortened offering period (or similar period) will be treated as a fully effective and completed offering period for all purposes under the Company ESPP;

•	each purchase right outstanding under the Company ESPP will be exercised as of no later than the final exercise date;
•
each participant’s accumulated payroll deductions under the Company ESPP as of the final exercise date will be applied to the purchase of shares of Company common stock in accordance with the terms of the Company ESPP and any such accumulated payroll deductions not so applied will be refunded to each such participant as promptly as practicable following the final exercise date;

•	the Company ESPP will be terminated as of, and subject to the occurrence of, the Effective Time; and
•
all shares of Company common stock purchased on the final exercise date will be canceled at the Effective Time and converted into the right to receive the merger consideration, subject to applicable withholding taxes.

Paying Agent
The Merger Agreement provides that, on or prior to the closing date, Schneider will select Schneider’s transfer agent (after consultation with the Company) or another reputable bank or trust company reasonably acceptable to the Company to act as paying agent in the Merger. The Merger Agreement also provides that, at or promptly after the Effective Time, Schneider will deposit (or cause to be deposited) with the paying agent cash sufficient to make payments of the entire merger consideration (such cash, the “exchange fund”).
Payment Procedures
The Merger Agreement provides that, promptly after the Effective Time, Schneider will cause the paying agent to mail to persons who, as of the Effective Time, were record holders of Company stock certificates a notice advising such holder of the effectiveness of the Merger, a letter of transmittal in customary form as reasonably acceptable to each of Schneider, the Company and the paying agent, including a provision confirming that delivery of a Company stock certificate will be effected, and risk of loss and title to such Company stock certificate will pass, only upon proper delivery of such Company stock certificate to the paying agent, and instructions for use in effecting the surrender of Company stock certificates in exchange for merger consideration. The Merger Agreement further provides that, upon surrender of a Company stock certificate to the paying agent, together with the delivery of a duly executed letter of transmittal and such other customary documents as may be reasonably required by the paying agent, Schneider will cause the paying agent to mail to such person, as promptly as reasonably practicable thereafter, a check in the amount (after giving effect to any required tax withholdings) equal to the merger consideration multiplied by the number of shares of Company common stock formerly represented by such Company stock certificate, in full satisfaction of all rights pertaining to such shares, and the Company stock certificate so surrendered will be canceled. The Merger Agreement further provides that, until surrendered in accordance with the Merger Agreement, from and after the Effective Time, each Company stock certificate will be deemed to represent only the right to receive merger consideration.
Under the Merger Agreement, holders of uncertificated shares of Company common stock will not be required to deliver Company stock certificates or an executed letter of transmittal to the paying agent to receive the merger consideration with respect to such uncertificated shares. The Merger Agreement provides that, upon receipt of an “agent’s message” in customary form after the Effective Time with respect to such holder, Schneider will cause the paying agent to mail to such person, as promptly as reasonably practicable thereafter, a check in the amount (after giving effect to any required tax withholdings) equal to the merger consideration multiplied by the number of uncertificated shares of Company common stock transferred, in full satisfaction of all rights pertaining to such shares, and such uncertificated shares so transferred will be canceled. The paying agent will accept transferred uncertificated shares of Company common stock upon compliance with such reasonable instructions as the paying agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. The Merger Agreement further provides that, until transferred in accordance with the Merger Agreement, from and after the Effective Time, each uncertificated share of Company common stock will be deemed to represent only the right to receive merger consideration.
Transfer of Ownership
Under the Merger Agreement, in the event of a transfer of ownership of any shares of Company common stock which are not registered in the transfer records of the Company, payment of the merger consideration may be made to a person other than the holder in whose name the Company stock certificate formerly representing such shares or uncertificated Company shares is registered if any such Company stock certificate is properly endorsed or otherwise in proper form for transfer, and such holder has paid any fiduciary or surety bonds and any transfer or other similar taxes required by reason of the payment of such merger consideration to a person other than such holder (or has established to the reasonable satisfaction of Schneider that such bonds and taxes have been paid or are not applicable).
Termination of the Exchange Fund
The Merger Agreement provides that any portion of the exchange fund that remains undistributed to former holders of shares of Company common stock as of the date that is 12 months after the date on which the Merger becomes effective will be delivered to Schneider upon demand, and any former holders of shares of Company common stock who have not surrendered their Company stock certificates or transferred their uncertificated shares of Company common stock may thereafter look only to Schneider for satisfaction of their claims for merger consideration. If a Company stock certificate has not been surrendered, or an uncertificated share has not been transferred, by the earlier of the fifth anniversary of the date on which the Merger becomes effective and the date immediately prior to the date on which the merger consideration that such Company stock certificate or uncertificated share represents the right to receive would otherwise escheat to or become the property of a governmental body, then such merger consideration will, to the extent permitted by applicable law, become Schneider’s property free and clear of the claims or interests of any person previously entitled to it. Neither Schneider, the surviving corporation nor the paying agent will be liable for merger consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.
Lost, Stolen or Destroyed Stock Certificates
The Merger Agreement provides that, if any Company stock certificate has been lost, stolen or destroyed, then Schneider may, in its discretion and as a condition to the payment of any merger consideration, require the owner of such lost, stolen or destroyed Company stock certificate to provide an appropriate affidavit and to deliver a bond (in such reasonable amount as Schneider may direct) as indemnity against any claim that may be made against the paying agent, Schneider or the surviving corporation with respect to such Company stock certificate. The Merger Agreement further provides that no interest will be paid or will accrue on any merger consideration payable to holders of Company stock certificates or in respect of uncertificated Company shares.
Withholding Rights
The Merger Agreement provides that each of the Company, Schneider, the surviving corporation and the paying agent will be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to the Merger Agreement such amounts as may be required under law to be deducted or withheld therefrom under any law and will be entitled to timely request any necessary tax forms to minimize any such deductions or withholdings, including IRS Form W-9 or the appropriate series of IRS Form W-8, as applicable, or any similar forms, from the Company or any other person before a payment is made to the Company or such other person, as applicable, pursuant to the Merger Agreement. The Merger Agreement further provides that amounts so deducted or withheld and timely paid to the appropriate governmental body will be treated for all purposes of the Merger Agreement as having been paid to the person to whom such amounts would otherwise have been paid.
Representations and Warranties
The Company, Schneider and Merger Sub made representations and warranties in the Merger Agreement regarding themselves and their respective subsidiaries that are subject, in some cases, to certain exceptions and qualifications contained in the Merger Agreement (including “knowledge” and materiality qualifications and qualifications referring to dollar thresholds) and are further modified and limited by confidential disclosure letters delivered by the Company and Schneider to each other. Certain of the representations and warranties made by the Company are also subject to, and qualified by, certain information the Company filed with the SEC on or after January 1, 2024 and at least two business days before the date of the Merger Agreement.
The representations and warranties made by each of the Company and Schneider relate to the following subject matters, among other things:
•	corporate organization and similar corporate matters, including corporate standing;
•	qualification to do business under applicable law and corporate power;
•	absence of legal proceedings and orders;
•	authority to enter into and to perform obligations under the Merger Agreement and to complete the transactions contemplated thereby;
•
the consummation of the transactions contemplated by the Merger Agreement not contravening applicable organizational documents or laws; legal requirements; orders or governmental authorizations; contracts and permits or licenses, registrations and other qualifications;

•	required governmental approvals for the consummation of the transactions contemplated by the Merger Agreement, including the Merger;
•	accuracy of information supplied for inclusion in this proxy statement; and
•	absence of other representations and warranties.
The representations and warranties made solely by the Company relate to the following subject matters, among other things:
•	subsidiaries;
•	the provision of and compliance with organizational, governing and similar corporate documents;
•	capital structure and equity securities;
•	the timely filing of all documents required to be filed with the SEC since January 1, 2024, and the content and preparation of financial statements, internal controls and disclosure controls;

•
the conduct of the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice and the absence of a material adverse effect and certain other changes, events and actions, in each case, between June 30, 2026 and the date of the Merger Agreement;

•	title to tangible assets;
•	validity of leases and absence of subleases and licenses granting use of leased real property to another person or entity and adequacy of equipment and other tangible assets;
•	intellectual property, data privacy and security;
•	material contracts, including the validity and effectiveness of those contracts and the absence of material breaches of or defaults under those contracts;
•	matters relating to the Company’s products;
•	relations with major customers and suppliers;
•	absence of undisclosed liabilities;
•	compliance with legal requirements, including anticorruption laws, sanctions and export control laws;
•	possession of permits, licenses, registrations and other qualifications and authorizations from governmental bodies and the making of filings required under applicable legal requirements;
•	tax matters;
•	employment and labor matters;
•	employee benefit plans;
•	environmental matters;
•	insurance;
•	the necessary approval of the Board and the recommendation by the Board to Company shareholders regarding the Merger Agreement and the Merger;
•	anti-takeover statutes and regulations and absence of a stockholder rights plan;
•	shareholder vote required for approval of the Merger Agreement and approval of the Merger;
•	opinion of the Company’s financial advisor;
•	advisors’ fees;
•	absence of related person transactions; and
•	government contracts and facility and personnel security clearances matters.
The representations and warranties made solely by Schneider relate to the following subject matters, among other things:
•
absence of: (a) ownership by Schneider, Merger Sub or any of their respective controlled affiliates of shares of Company common stock or any options, warrants or other rights to acquire shares of Company common stock and (b) ownership (as defined in Chapter 110F of the Massachusetts General Laws) by Schneider, Merger Sub or any of their respective controlled affiliates of 5% or more of the outstanding voting stock of the Company within the three years prior to the date of the Merger Agreement;

•	capitalization and absence of prior operations of Merger Sub; and
•
availability of financing and the sufficiency of the aggregate net proceeds from the debt financing (when funded in accordance with the mandate letter), together with all other sources of cash available to Schneider on the closing date, for the payment of all of Schneider’s and Merger Sub’s obligations under the Merger Agreement, including the payment of the merger consideration and payments in respect of Company RSUs.

Several of the representations, warranties, closing conditions and termination provisions contained in the Merger Agreement are qualified by or refer to the concept of a material adverse effect. For purposes of the Merger Agreement, a “material adverse effect” on the Company means any effect, change, development, event or circumstance that, considered individually or together with all other effects, changes, developments, events and circumstances, has had or resulted in, or would reasonably be expected to have or result in, a material adverse effect on the business, financial condition, operations or financial performance of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following in and of themselves will be deemed to constitute a material adverse effect on the Company or be taken into account in determining whether a material adverse effect on the Company has occurred or would reasonably be expected to occur:
•
changes in economic conditions, including any changes affecting financial, credit, foreign exchange or capital market conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally;

•	changes in economic conditions that generally affect the industries in which the Company and its subsidiaries operate;
•
changes in the stock price or trading volume of Company common stock (it being understood, however, that the facts or circumstances giving rise to any such change in stock price or trading volume that are not otherwise excluded from the definition of “material adverse effect” may be taken into account in determining whether a material adverse effect on the Company has occurred or would reasonably be expected to occur);

•
the failure of the Company to meet internal or published projections of earnings or revenues, or other financial guidance, estimates, milestones or budgets (it being understood, however, that the facts or circumstances giving rise to any such failure that are not otherwise excluded from the definition of “material adverse effect” may be taken into account in determining whether a material adverse effect on the Company has occurred or would reasonably be expected to occur);

•
changes that are effected after the date of the Merger Agreement in legal requirements, or changes that are effected after the date of the Merger Agreement in GAAP or other accounting standards (or the interpretation thereof);

•
changes in political conditions in the U.S. or any other country in the world in which the Company and its subsidiaries have material operations, or acts of war, sabotage, acts of armed hostility or terrorism (including cyber terrorism) that occur in the U.S. or any other country or region in the world, or the worsening of such conditions existing as of the date of the Merger Agreement;

•
acts of God, earthquakes, hurricanes, tsunamis, tornados, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks, cyberattacks, data breaches or other force majeure events, or the worsening of such conditions existing as of the date of the Merger Agreement;

•
the negotiation, execution, delivery, announcement or pendency of the Merger Agreement or the anticipated consummation of the Merger, including by reason of the identity of Schneider and changes in relationships with or losses of customers, suppliers or other business partners or employees resulting from the foregoing (except that such exceptions will not apply with respect to certain specified representations and warranties);

•
any shareholder class action or derivative litigation commenced against the Company after the date of the Merger Agreement and arising from allegations of breach of fiduciary duty of the Company’s directors relating to their adoption of the Merger Agreement or from allegations of false or misleading public disclosure by the Company with respect to the Merger Agreement;

•	the availability or cost of equity, debt or other financing to Schneider and its subsidiaries; or
•	any action taken or failure to take action, in each case, that Schneider has expressly approved in writing after the date of the Merger Agreement;
except with respect to the first, second, fifth, sixth and seventh bullets above, to the extent that such change, development, event or circumstance has had a disproportionate effect on the Company and its subsidiaries as compared to other companies in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate adverse impact of such change, development, event or circumstance will be taken into account for the purposes of determining whether a material adverse effect on the Company has occurred or would reasonably be expected to occur.
Interim Operations of the Company
Company Interim Operating Covenants
The Company has agreed to certain covenants in the Merger Agreement relating to the conduct of its business during the pre-closing period. Under the Merger Agreement, during such period, except as may be required by applicable legal requirements, with the prior written consent of Schneider (not to be unreasonably withheld, conditioned or delayed), as expressly required by the Merger Agreement or as specifically scheduled, the Company has agreed that it will, and will cause each of its subsidiaries to:
•	use commercially reasonable efforts to conduct their business and operations in all material respects in the ordinary course; and
•
use commercially reasonable efforts to preserve substantially intact the Company and its subsidiaries’ business organization, keep available the services of the Company’s current officers and maintain in all material respects its relationships with all material suppliers, customers, landlords, creditors, licensors, licensees, employees and other persons having material business relationships with the Company and its subsidiaries, taken as a whole.

In addition, under the Merger Agreement, during the pre-closing period, except as may be required by applicable legal requirements, with the prior written consent of Schneider (which will not be unreasonably withheld, conditioned or delayed), as expressly required by the Merger Agreement or as specifically scheduled, the Company has agreed that it will not, and will cause its subsidiaries not to:
•
(a) declare, accrue, set aside, establish a record date for or pay any dividend or other distribution (whether in cash, stock or otherwise) in respect of its shares of capital stock or other securities, except for cash dividends or distributions declared, accrued, set aside or made by any direct or indirect wholly owned subsidiary of the Company to the Company or one of its other wholly owned subsidiaries, (b) pledge or encumber any shares of its capital stock or other securities; (c) modify the terms of any shares of its capital stock or other equity or voting interests; or (d) repurchase, redeem or otherwise reacquire any of its shares of capital stock or other securities, other than (i) pursuant to the terms of the Company equity plan, award agreements or contracts evidencing Company equity awards or the Company ESPP, (ii) the acquisition of Company equity awards in connection with the forfeiture of such awards or (iii) for withholding taxes incurred in connection with the exercise, vesting or settlement of Company equity awards outstanding as of the date of the Merger Agreement (or granted in accordance with the terms of the Merger Agreement) in accordance with the terms of the applicable Company equity award or the Company ESPP as in effect on the date of the Merger Agreement;

•
sell, issue, grant or authorize the sale, issuance or grant of: (a) any of its capital stock or any other security; (b) any option, stock appreciation right, restricted stock unit, deferred stock unit, market stock unit, performance stock unit, restricted stock award or other equity-based compensation award (whether payable in cash, stock or otherwise), call, warrant or right to acquire any of its capital stock or any other security; or (c) any instrument convertible into or exchangeable for any of its capital stock or any other security (except that the Company may issue shares of Company common stock (i) upon the exercise of, or the vesting, settlement or delivery of shares pursuant to, Company equity awards outstanding as of the date of the Merger Agreement (or granted in accordance with the terms of the Merger Agreement) in accordance with their terms, (ii) pursuant to the Company ESPP in accordance with its terms or (iii) in connection with any transaction between the Company or one of its subsidiaries, on the one hand, and another subsidiary, on the other hand);

•
except for actions required pursuant to the terms of any Company benefit plan or collective bargaining agreement, labor agreement, works council agreement or any similar agreement with any labor organization, union, works council or other labor representative representing any employee of the

Company or its subsidiaries (a “collective bargaining agreement”), amend or waive any of its rights under, or accelerate the vesting under, any provision of the Company equity plan or any provision of any contract evidencing any Company equity award, or otherwise modify any of the terms of any outstanding Company equity award;
•
amend or permit the adoption of any amendment to its articles of organization or bylaws or other charter or organizational documents, or effect or become a party to any liquidation, dissolution, restructuring, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

•
acquire (by merger, consolidation, business combination, operation of law, acquisition of stock, other equity interests or assets, formation of a joint venture or otherwise) (a) any equity interest in any other entity (other than equity securities of publicly traded entities acquired solely for cash management or passive investment purposes in the ordinary course of business) or (b) any material business or assets of any other entity, unless the acquisition is (i) of products, services, supplies or materials in the ordinary course of business, (ii) a transaction solely between or among the Company or one of its subsidiaries, on the one hand, and another one of the Company’s subsidiaries, on the other hand, (iii) of intellectual property rights pursuant to non-exclusive licenses in the ordinary course of business consistent with past practice or (iv) a capital expenditure permitted by the Merger Agreement (and, without limiting the foregoing, the Company will not, and will not permit or cause any of its subsidiaries to, acquire any business or assets of another person or entity, whether by merger, consolidation, purchase of property or assets (including equity interests) or otherwise, if the taking of such action would reasonably be expected (at the time such action is taken) to (1) prevent, materially delay or impede the consummation of the Merger or (2) cause any of the HSR waiting period condition, the foreign regulatory waiting period condition or the governmental authorization condition not to be satisfied prior to the end date);

•	make any capital expenditures or incur any obligations or liabilities in respect thereof during any fiscal year in excess of the scheduled amount with respect to such fiscal year;
•
(a) enter into or become bound by any contract that would constitute a material contract if in effect as of the date of the Merger Agreement, (b) amend in any material respect, or waive any material right or remedy under, any material contract, or (c) voluntarily terminate any material contract, in each case, other than in the ordinary course of business consistent with past practices (but this will not prohibit or restrict the Company and its subsidiaries from entering into or renewing, extending or amending any contract to the extent such entry, renewal, extension or amendment implements a transaction or action that is specifically permitted by another interim operating covenant);

•
(a) acquire, lease or license any real property from any other person or entity or (b) sell or otherwise dispose of, or lease or license, any asset (other than intellectual property rights) or any real property with a value in excess of $5 million individually or $10 million in the aggregate to any other person or entity (except, in each case, for (i) obsolete assets disposed of by the Company in the ordinary course of business consistent with past practices; (ii) the renewal of any lease upon, or prior to, the expiration thereof for a renewal term of no greater than 12 months or the renewal term provided therefor in such lease (if greater), (iii) any transaction solely between or among the Company or one of its subsidiaries, on the one hand, and one of the Company’s subsidiaries, on the other hand, or (iv) in the case of any real property, renewals or extensions that become automatically effective unless a party thereto provides prior notice of an intention not to renew or extend);

•
(a) incur or assume any indebtedness for borrowed money or issue any debt securities, except (i) for loans or advances owed solely between or among the Company and any of its wholly-owned subsidiaries; (ii) for obligations incurred pursuant to business credit cards in the ordinary course of business and consistent with past practices; (iii) pursuant to the Company’s existing credit agreement; or (iv) pursuant to letters of credit, working capital loans or factoring of receivables in the ordinary course of business; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity, except (i) with respect to obligations of the Company and its wholly-owned subsidiaries; or (ii) for obligations under the Company credit agreement; (c) make any loan, advance or capital contribution to, or investment in, any other person or entity, except for (i) extensions of credit to customers in the ordinary course of business and consistent with past practices; (ii) advances to directors, officers and other employees, in each case in the ordinary course of business and consistent with past practices; or (iii) loans or advances between subsidiaries of the Company or between the Company and its subsidiaries and capital contributions in wholly-owned subsidiaries of the Company; (d) mortgage, pledge or otherwise encumber any assets, tangible or intangible or create any encumbrance thereon, except for permitted encumbrances; or (e) other than in the ordinary course of business consistent with past practices, enter into any currency or interest rate hedging arrangements, swap arrangements or similar arrangements;
•
(a) except as required pursuant to the terms of any existing collective bargaining agreement, negotiate, modify, extend, amend or enter into any material collective bargaining agreement or other agreement with any labor organization, union, works council or similar employee representative body, or recognize or certify a labor union, labor organization, works council or group of employees as the bargaining representative for any of its employees, (b) except for actions required pursuant to the terms of any Company benefit plan or collective bargaining agreement as in effect on the date of the Merger Agreement, establish, adopt, enter into, amend or terminate any Company benefit plan (including employment agreements or executive compensation plans, programs, agreements or arrangements, change in control plans, programs or arrangements) or any plan, practice, agreement, arrangement or policy that would be a Company benefit plan if it was in existence on the date of the Merger Agreement, (c) except for actions required pursuant to the terms of any Company benefit plan or collective bargaining agreement as in effect on the date of the Merger Agreement, grant, pay, or make any new commitment to grant or pay, any bonus, cash incentive payment (including any change in control, transaction or retention payments), severance, termination, profit-sharing or similar payment to, or accelerate or increase, or make any commitment to accelerate or increase, the amount of the wages, salary, bonus, commissions, fringe benefits or other compensation (including severance but excluding equity-based compensation, which is addressed in other covenants) or (d) forgive any loans, or issue any loans, to any employee, officer, director or individual service provider;

•
(a) hire or terminate (other than for cause) any employee at the level of Senior Vice President or above; or (b) promote any employee to the level of Senior Vice President or above; except, in the case of each of clauses “(a)” and “(b)”: (i) to fill a position at such level that is open as of, or is vacated on or after the date of the Merger Agreement and (ii) only to the extent such employee is entitled to compensation (cash and equity) and health and welfare benefits that are individually no more favorable than the compensation (cash and equity) and health and welfare benefits that were provided to the employee whose position is being filled;

•
except as required by GAAP or, in the case of a Company subsidiary organized and operating outside of the United States, other applicable accounting standards, change in any material respect any of its methods of accounting or accounting practices;

•
(a) make, change, rescind, or adopt any material method of tax accounting, any material tax accounting period or any material tax election; (b) prepare or file any material tax return inconsistent with past practices, unless the Company delivers to Schneider a copy of such tax returns at least 30 days before the applicable due date for review and approval (which approval will not be unreasonably withheld, conditioned or delayed); (c) amend any material tax return; (d) settle or otherwise compromise any claim, dispute, notice, audit or assessment relating to an amount of taxes or enter into, cancel or modify any closing or similar agreement relating to an amount of taxes; (e) request any material ruling, closing agreement or similar guidance with respect to an amount of taxes; (f) surrender or forfeit any material right or claim to a refund of taxes; or (g) request any extension or waiver of the statute of limitations applicable to any material taxes other than in the ordinary course of business, in each case, if such action is reasonably likely to result in an increase to a tax liability of the Company or its subsidiaries that is material to the Company and its subsidiaries, taken as a whole;

•
(a) commence any legal proceeding, other than (i) routine collection or anti-piracy matters in the ordinary course of business and consistent with past practices, or (ii) against Schneider or Merger Sub under the Merger Agreement; or (b) settle, release, waive or compromise any legal proceeding, other than (i) routine collection or anti-piracy matters in the ordinary course of business and consistent with past practices, (ii) settlements providing solely for money damages payable by the Company or its subsidiaries of less than $5 million individually and $25 million in the aggregate, that impose no material nonmonetary obligations, other than customary non-disparagement clauses or confidentiality provisions or (iii) certain settlements entered into in accordance with the Merger Agreement;
•
waive, relinquish, abandon, forfeit, fail to renew, fail to continue to prosecute, protect or defend, permit to lapse, terminate or cancel any material registered intellectual property of the Company, except in the exercise of the Company’s reasonable business judgment or expirations of such registered intellectual property at the end of its statutory term;

•
(a) encumber, sell, transfer, convey title (in whole or in part) or otherwise dispose of any material intellectual property rights owned or purported to be owned by the Company or any of its subsidiaries (“Company IP”); or (b) license any material Company IP, in each case, except non-exclusive licenses granted in the ordinary course of business consistent with past practice, including (i) to resellers and distributors and other members of the Company’s and its subsidiaries’ partner programs, (ii) to contractors, consultants and other service providers, (iii) to OEM partners, developers, customers or end users or (iv) pursuant to confidentiality or non-disclosure agreements in connection with a potential transaction or commercial arrangement;

•	become party to or approve or adopt any stockholder rights plan or “poison pill” agreement or similar takeover protection;
•
(a) maintain material insurance in a manner inconsistent with past practice; (b) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of the Company or other person or entity covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; or (c) effectuate a “plant closing” or “mass layoff” at any “single site of employment” (each as defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended); or

•	authorize, approve, agree, commit or offer to take any of the foregoing actions.
No Solicitation by the Company
Under the Merger Agreement, subject to certain exceptions described below, the Company has agreed that, during the pre-closing period, it will not, and will cause its subsidiaries and its and their respective directors, officers and employees not to, and to use reasonable best efforts to cause its and their respective other representatives not to, in each case, directly or indirectly, take any of the following actions:
•
solicit, initiate, knowingly encourage, knowingly assist, induce or knowingly facilitate the making, submission or announcement of any acquisition proposal or acquisition inquiry (both, as defined below) (including by approving any transaction, or approving any person or entity (other than Schneider and its affiliates) becoming an “interested stockholder” for purposes of Chapter 110F of the Massachusetts General Laws) or take any action that would reasonably be expected to lead to an acquisition proposal or acquisition inquiry;

•
furnish or otherwise provide access to any non-public information regarding the Company or any of its subsidiaries to any person or entity in connection with or in response to an acquisition proposal or acquisition inquiry;

•
engage in discussions or negotiations with any person or entity with respect to any acquisition proposal or acquisition inquiry (other than to inform such person or entity of the non-solicitation covenants in the Merger Agreement);

•	approve, endorse or recommend any acquisition proposal;
•
enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any contract relating to, or that contemplates or would reasonably be expected to result in, an acquisition transaction (as defined below), other than an acceptable confidentiality agreement (as described in “Terms of The Merger Agreement – No Solicitation by the Company – Fiduciary Exception” beginning on page 74); or

•	resolve or publicly propose to take any of the foregoing actions.

Under the Merger Agreement, the Company has also agreed that it will, and will cause each of its subsidiaries and its and their respective directors, officers and employees to, and will use its reasonable best efforts to cause its and their respective other representatives to, immediately cease and cause to be terminated any existing solicitation, encouragement or assistance of, or discussions or negotiations with, any person or entity relating to any acquisition proposal or acquisition inquiry. Under the Merger Agreement, the Company has also agreed that it will promptly (and in any event within two business days) after the date of the Merger Agreement: require each person or entity that has executed a confidentiality or similar agreement in connection with such person’s or entity’s consideration of a possible acquisition proposal or acquisition inquiry within 18 months prior to the date of the Merger Agreement to return or destroy all confidential information previously furnished to such person or entity by or on behalf of the Company or any of its subsidiaries, and terminate any third party’s (other than Schneider and its subsidiaries and their respective representatives) access to any physical or electronic data room set up in response to or in connection with any actual or contemplated acquisition proposal or acquisition inquiry.
Under the Merger Agreement, the Company has further agreed that it will not, and will ensure that its subsidiaries do not, release or permit the release of any person or entity from, or amend, waive or permit the amendment or waiver of any provision of, any “standstill” or similar agreement or provision to which the Company or any of its subsidiaries is or becomes a party or under which the Company or any of its subsidiaries has or acquires any rights, except that the Company may release a person or entity from, or amend or waive any provision of, any “standstill” agreement or provision to allow such person or entity to make, or amend, an acquisition proposal confidentially to the Board and the Company will not be required to enforce, and will be permitted to waive, any anti-clubbing, anti-lockup or other provisions having a similar effect, restrictions on engaging representatives or working with potential financing sources or similar provisions of any standstill or confidentiality agreement.
Under the Merger Agreement, the Company acknowledges and agrees that any action taken by any representative of the Company or any of its subsidiaries which, if taken by the Company, would constitute a breach of any of the foregoing provisions or the provisions described in “The Merger Agreement – Company Shareholders’ Meeting; Company Board Recommendation – Company Board Recommendation” will be deemed to constitute a breach of such provision by the Company.
The covenants and obligations of the Company referred to in this section “No Solicitation by the Company” are referred to herein as the “no-shop covenants.”
Fiduciary Exception
Under the Merger Agreement, prior to the approval of the Merger Agreement by the required Company shareholder vote, but subject to compliance with certain provisions in the Merger Agreement, the Company may furnish non-public information regarding the Company and its subsidiaries to, and may enter into discussions or negotiations with, any person or entity (and its representatives) in response to an unsolicited written acquisition proposal that is received by the Company from, or on behalf of, such person or entity after the date of the Merger Agreement (and not withdrawn) if:
•
such acquisition proposal did not result from a breach of the no-shop covenants or the Board recommendation covenants (as described in “The Merger Agreement – Company Shareholders’ Meeting; Company Board Recommendation –Company Board Recommendation” beginning on page 77) in any material respect;

•
the Board determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the Company’s outside legal counsel, that such acquisition proposal constitutes, or would reasonably be expected to lead to, a superior offer (as defined below);

•
the Board determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law;

•
as promptly as practicable after (and in any event within 24 hours of) the receipt of the unsolicited written acquisition proposal, the Company gives Schneider written notice of the identity of the person or entity submitting such acquisition proposal;

•	the Company receives from such person or entity, and delivers to Schneider a copy of, an executed confidentiality agreement containing customary limitations on the use and disclosure of all non-public written and oral information furnished to such person or entity by or on behalf of the Company and other provisions no less favorable in the aggregate to the Company than the provisions of the confidentiality agreement between the Company and Schneider as in effect immediately prior to the execution of the Merger Agreement; except that
•	such confidentiality agreement need not contain a “standstill” or other provisions having a similar effect;
•	such confidentiality agreement will not prohibit compliance by the Company with the no-shop covenants or certain of the Board recommendation covenants; and
•
no new confidentiality agreement will be required if such person or entity and the Company have a currently effective confidentiality agreement in place that satisfies these requirements (any such confidentiality agreement, an “acceptable confidentiality agreement”); and

•
prior to or contemporaneously with furnishing any non-public information to such person or entity, the Company furnishes such non-public information to Schneider (to the extent such non-public information has not been previously furnished by the Company to Schneider).

Under the Merger Agreement, if the Company, any of its subsidiaries or any of its or their representatives receives an acquisition proposal or an acquisition inquiry at any time during the pre-closing period, the Company has agreed to promptly (and in no event more than 24 hours after receipt thereof) advise Schneider in writing of such acquisition proposal or acquisition inquiry (including the identity of the person or entity making or submitting such acquisition proposal or acquisition inquiry and the material terms and conditions thereof) and provide Schneider with copies of all relevant documents and communications received by the Company or any of its representatives setting forth the material terms and conditions of such acquisition proposal or acquisition inquiry. Under the Merger Agreement, the Company has also agreed to keep Schneider reasonably informed on a reasonably current basis with respect to the status of any such acquisition proposal or acquisition inquiry and any modification thereto and to promptly (and in no event later than 24 hours after transmittal or receipt of any correspondence or communication) provide Schneider with a copy of any material written correspondence or communication between or involving the Company or any representatives of the Company, on the one hand, and the person or entity that made or submitted such acquisition proposal or acquisition inquiry or any representative of such person or entity, on the other hand, relating to such acquisition proposal or acquisition inquiry.
For purposes of this proxy statement and the Merger Agreement:
•
“acquisition inquiry” means an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by Schneider) that would reasonably be expected to lead to an acquisition proposal;

•	“acquisition proposal” means any offer or proposal (other than an offer or proposal made or submitted by Schneider) contemplating or otherwise relating to any acquisition transaction;
•	“acquisition transaction” means any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement) involving:
(a)
any merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, joint venture, reorganization, recapitalization, tender offer, exchange offer or other similar transaction involving the Company, except for any such transaction in which Company shareholders immediately preceding such transaction continue to hold immediately following such transaction, directly or indirectly, 80% or more of the equity interests in the surviving or resulting entity in such transaction (whether by voting power or number of shares);

(b)
any issuance of securities, acquisition of securities or other transaction: in which a person, entity or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of persons or entities directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the total voting power of the equity securities of the Company (or instruments convertible into or exercisable or exchangeable for more than 20% of such securities), or in which the Company issues securities representing more than 20% of the total voting power of the equity securities of the Company (or instruments convertible into or exercisable or exchangeable for more than 20% of such securities); or

(c)
any sale, lease, exchange, transfer, license, sublicense or disposition by the Company or any of its subsidiaries to any person, entity or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of persons or entities of any business or businesses or assets (including equity interests in any subsidiary of the Company) that constitute or account for more than 20% of the consolidated net revenues or consolidated net income (measured based on the 12 full calendar months prior to the date of determination) or consolidated assets (measured based on fair market value as of the last day of the most recently completed calendar month) of the Company and its subsidiaries, in each case except for sales or non-exclusive licenses or sublicenses of Company products in the ordinary course of business.

•
“superior offer” means a bona fide, written acquisition proposal submitted to the Company after the date of the Merger Agreement that is on terms and conditions that the Board determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the Company’s outside legal counsel, to be more favorable to the Company shareholders than the Merger (after taking into account all relevant factors, including likelihood and timing of consummation on the terms proposed and all legal, financial and regulatory aspects of such proposal, as well as any revisions to the terms of the transactions contemplated by the Merger Agreement in accordance with the Board recommendation covenants). For purposes of the reference to an “acquisition proposal” in this definition, all references to “20%” and “80%” in the definition of “acquisition transaction” will be “50%”.

Company Shareholders’ Meeting; Company Board Recommendation
Company Shareholders’ Meeting
Under the Merger Agreement, the Company has agreed:
•
to take all action necessary under all applicable legal requirements to call, give notice of and hold the Special Meeting to vote on the Merger Proposal as promptly as reasonably practicable after the date of the Merger Agreement (but in no event later than 45 days after this proxy statement is first mailed to Company shareholders);

•
to submit the Merger Proposal to its shareholders at the Special Meeting and, unless the Board has made a change in the Company board recommendation in compliance with the Merger Agreement, to use its reasonable best efforts to solicit proxies in favor of the Merger Proposal from Company shareholders before the Special Meeting; and

•	not to submit any other proposals to Company shareholders at the Special Meeting (other than an advisory vote regarding merger-related compensation) without the prior written consent of Schneider.
Under the Merger Agreement, the Company will in consultation with Schneider, set a record date for persons or entities entitled to notice of, and to vote at, the Special Meeting and not to change such record date without the prior written consent of Schneider, ensure that all proxies solicited in connection with the Special Meeting are solicited in compliance with all applicable legal requirements and provide Schneider with reasonably detailed periodic updates concerning proxy solicitation results on a timely basis (including, if requested, promptly providing daily voting reports in the last seven days prior to the Special Meeting).
Under the Merger Agreement, the Company has also agreed not to postpone or adjourn the Special Meeting without the prior written consent of Schneider, other than:
•	to the extent necessary to ensure that any supplement or amendment to this proxy statement that is required by applicable legal requirements is properly disclosed to Company shareholders;
•
to the extent necessary to obtain a quorum if, as of the time at which the Special Meeting is scheduled, there are insufficient shares of Company common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting; or

•	if required by applicable law, order or a request from the SEC or its staff.
However, under the Merger Agreement, the Company may postpone or adjourn the Special Meeting up to three times for up to 10 days each time and will postpone or adjourn the Special Meeting up to three times for up to 10 days each time if Schneider requests such postponement or adjournment, in each case, in order to permit the solicitation of additional proxies in favor of the approval of the Merger Agreement. The Merger Agreement provides that the Company may also postpone or adjourn the Special Meeting to the extent necessary to allow the notice and negotiation periods contemplated by the Board recommendation covenants, plus one business day. Subject to certain provisions under the Merger Agreement, the Company has agreed to use its reasonable best efforts during any such postponement or adjournment to solicit and obtain such proxies in favor of the approval of the Merger Agreement as soon as reasonably practicable.
Company Board Recommendation
The Board has unanimously: (i) determined that it was fair to and in the best interests of the Company and its shareholders, and declared it advisable, to enter into the Merger Agreement and consummate the transactions contemplated by the Merger Agreement, including the Merger, on the terms set forth in the Merger Agreement; (ii) approved and adopted the Merger Agreement; and (iii) recommended that Company shareholders approve the Merger Agreement by voting “FOR” the Merger Proposal at the Special Meeting.
The Merger Agreement provides that, subject to certain exceptions, the Board (including any committee thereof) may not:
•	withdraw or modify in a manner adverse to Schneider, or permit the withdrawal or the modification in a manner adverse to Schneider of, the Company board recommendation;
•	recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any acquisition proposal;
•
approve or recommend, or cause or permit the Company or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar document or contract relating to, or that contemplates or would reasonably be expected to result in, an acquisition transaction, other than acceptable confidentiality agreements (as described in “The Merger Agreement – No Solicitation by the Company – Fiduciary Exception” beginning on page 74); or

•
resolve, agree or publicly propose, or permit the Company or any of its subsidiaries, or any of its or their respective representatives, to agree or publicly propose, to take any of the actions contemplated in any of the preceding bullets (the actions set forth in the preceding bullets, collectively referred to as the “prohibited board actions”).

The covenants and obligations of the Company referred to in this section “Company Shareholders’ Meeting; Company Board Recommendation—Company Board Recommendation” are referred to herein as the “Board recommendation covenants.”
Fiduciary Exception
The Merger Agreement provides that, prior to the approval of the Merger Agreement by the required Company shareholder vote:
•	the Board may withdraw or modify the Company board recommendation and/or cause the Company to terminate the Merger Agreement if:
•	an unsolicited, bona fide, written acquisition proposal is made to the Company after the date of the Merger Agreement and is not withdrawn;
•	such acquisition proposal did not result from a breach of the no-shop covenants or Board recommendation covenants in any material respect;
•
the Board determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that such acquisition proposal constitutes a superior offer;

•
the Board determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that, in light of such superior offer, the failure to withdraw or modify the Company board recommendation or the failure to terminate the Merger Agreement would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law;

•	no less than 120 hours prior to withdrawing or modifying the Company board recommendation, the Board delivers to Schneider a written notice (a “recommendation change notice”) stating that the

Company has received a superior offer that did not result from a breach of the no-shop covenants or Board recommendation covenants in any material respect, that the Board intends to withdraw or modify the Company board recommendation (and describing any intended modification of the Company board recommendation) and/or intends to terminate the Merger Agreement, specifying the material terms and conditions of such superior offer, including the identity of the person or entity making such superior offer and attaching copies of the most current and complete draft of any contract relating to such superior offer;
•
for 120 hours after receipt by Schneider of such recommendation change notice, the Board has not withdrawn or modified the Company board recommendation and the Company has not attempted to terminate the Merger Agreement pursuant to the fiduciary out termination right;

•
throughout such 120-hour period, the Company engages (to the extent requested by Schneider) in good faith negotiations with Schneider to amend the Merger Agreement in such a manner that the failure to withdraw or modify the Company board recommendation or the failure to terminate the Merger Agreement in order to accept such superior offer would not in the good faith judgment of the Board be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law; and

•
at the time of withdrawal or modification of the Company board recommendation, the Board determines in good faith, after taking into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that the failure to withdraw or modify the Company board recommendation or the failure to terminate the Merger Agreement in order to accept such superior offer would be inconsistent with the fiduciary obligations of the Board under applicable Massachusetts law in light of such superior offer; provided, however, that when making such determination, the Board will be obligated to consider any changes to the terms of the Merger Agreement proposed by Schneider as a result of the negotiations required by the foregoing;

•	the Board may withdraw or modify the Company board recommendation if:
•
there arises after the date of the Merger Agreement an event, development or change in circumstances that relates to and is material to the Company and its subsidiaries, taken as a whole (but none of the following will, in and of itself, constitute such an event, development or change in circumstances: any acquisition proposal or the Company exceeding any earnings projections or predictions made by the Company (whether or not publicly announced) or securities or financial analysts and any resulting analyst upgrades of the Company’s securities or any change in the trading price of Company common stock (provided that such exception will not apply to any underlying cause for such performance)) and that was not known and was not reasonably foreseeable by the Board on the date of the Merger Agreement (or if known, the material consequences of which were not known, and were not reasonably foreseeable by the Board as of the date of the Merger Agreement), which event, development or change in circumstances, or any material consequence thereof, becomes known to the Board prior to the approval of the Merger Agreement by the required Company shareholder vote (any such event, development or change in circumstances being referred to as a “change in circumstances”);

•
the Board determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that, in light of such change in circumstances, the failure to withdraw or modify the Company board recommendation would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law;

•
no less than 120 hours prior to withdrawing or modifying the Company board recommendation, the Board delivers to Schneider a written notice (a) stating that a change in circumstances has arisen, (b) stating that it intends to withdraw or modify the Company board recommendation in light of such change in circumstances and describing any intended modification of the Company board recommendation and (c) containing a reasonably detailed description of such change in circumstances;

•
throughout such 120-hour period, the Company engages (to the extent requested by Schneider) in good faith negotiations with Schneider to amend the Merger Agreement in such a manner that the failure to withdraw or modify the Company board recommendation would not in the good faith judgment of the Board be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law in light of such change in circumstances; and

•
at the time of withdrawing or modifying the Company board recommendation, the Board determines in good faith, after taking into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that the failure to withdraw or modify the Company board recommendation would be inconsistent with the fiduciary obligations of the Board under applicable Massachusetts law in light of such change in circumstances; provided, however, that when making such determination, the Board will be obligated to consider any changes to the terms of the Merger Agreement proposed by Schneider as a result of the negotiations required by the foregoing.

For purposes of the first bullet above, under the Merger Agreement, any change in the form or amount of the consideration payable in connection with a superior offer, and any other material change to any of the terms of a superior offer, will be deemed to be a new superior offer, requiring a new recommendation change notice and a new advance notice period, except that the advance notice period applicable to any such change to a superior offer will be 72 hours rather than 120 hours.
Under the Merger Agreement, subject to the Company’s right to terminate the Merger Agreement, the Company’s obligation to call, give notice of and hold the Special Meeting will not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any superior offer or other acquisition proposal, by any change in circumstances or by any withdrawal or modification of the Company board recommendation. Under the Merger Agreement, the Company also agreed that, unless the Merger Agreement is terminated in accordance with its terms, the Company will not submit any acquisition proposal to a vote of Company shareholders.
Regulatory Approvals and Related Matters
Under the Merger Agreement, each of Schneider and the Company has agreed to file, as soon as practicable and advisable after the date of the Merger Agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the Merger and the other transactions contemplated by the Merger Agreement, and to submit promptly any additional information requested by any such governmental body. The Merger Agreement provides that, without limiting the generality of the foregoing, Schneider and the Company have agreed to undertake, among other things, the following actions:
•
within 25 business days after the date of the Merger Agreement, make an appropriate filing of a notification and report form pursuant to the HSR Act, prepare, file and submit the notifications, reports and other documents (or, if appropriate, drafts of documents) required under any applicable foreign antitrust or competition laws or regulations in the specified jurisdictions as soon as reasonably practicable and advisable and promptly after the date of the Merger Agreement, prepare, file and submit the notifications, reports and other documents required under any applicable foreign investment laws in the specified jurisdictions and the National Industrial Security Program Operating Manual, 32 C.F.R. Part 117 (the “NISPOM Rule”) (including notification to the Defense Counterintelligence and Security Agency of the U.S. Department of Defense (“DCSA”) and, as required, any other cognizant security authority pursuant to the NISPOM Rule) and cooperate in good faith and use reasonable best efforts to obtain DCSA’s approval of any mitigation measures that may be required, in each case, in connection with the Merger and the other transactions contemplated by the Merger Agreement;

•
respond as promptly as practicable to any inquiries or requests received from the FTC or the DOJ for additional information or documentation and any inquiries or requests received from any state attorney general, foreign antitrust authority or other governmental body in connection with antitrust, foreign direct investment, security clearance or related matters; and

•
promptly (and in any event within 10 business days) after a non-U.S. governmental body (referred to as a “requesting authority”) asserts or attempts to assert jurisdiction over, or requests, requires or attempts to require a filing or submission relating to, the Merger or any of the other transactions contemplated by the

Merger Agreement, consult with one another in good faith to determine whether such filing is required and, if Schneider determines such filing is required to consummate the Merger or any of the other transactions contemplated by the Merger Agreement, file and submit (in accordance with each legal requirement that may be applicable or that such requesting authority asserts to be applicable) all notices, reports and other documents required or requested by such requesting authority to be filed or submitted, in each case, promptly after Schneider makes such determination, and respond as promptly as practicable to any inquiries or requests received from such requesting authority for additional information or documentation.
The Merger Agreement provides that Schneider and the Company will jointly prepare and file with CFIUS, as promptly as practicable, a draft notice relating to the transactions contemplated by the Merger Agreement and, as promptly as practicable after receiving comments on the draft notice from CFIUS, jointly file a formal notice with CFIUS. Schneider will be solely responsible for paying the CFIUS filing fee. Each of Schneider and the Company has agreed to cooperate and provide CFIUS with any additional or supplemental information requested by CFIUS within the timeframes permitted by CFIUS, and to use reasonable best efforts to provide as promptly as practicable to the other party and to CFIUS any additional or supplemental information and documentary material as may be necessary, proper or advisable in connection with preparation and submission of the filings and to achieve CFIUS approval, permit the other party to review reasonably in advance any communications proposed to be given by it to CFIUS, consult in advance of and, to the extent permitted, permit the other party to participate in meetings with CFIUS, and keep each other timely apprised of the status and content of any communications with and any inquiries or requests for additional information or documentary material from CFIUS.
The Merger Agreement provides that, subject to the confidentiality agreement between the Company and Schneider, Schneider and the Company each will promptly supply the other with any information which may be required in order to effectuate any filings (including applications) or submissions pursuant to (and to otherwise comply with its obligations under) the Merger Agreement. Each of Schneider and the Company may reasonably designate material provided to the other party as “outside counsel only” or “counsel only” as necessary to comply with legal or contractual arrangements and/or as necessary to address reasonable privilege, legal, confidentiality or competitive sensitivity concerns, and such materials and the information contained therein will only be provided to the outside and in-house legal counsel and advisors of the receiving party to whom such materials or information is necessary to be provided and will not be disclosed by such counsel or advisors to others at the receiving party without the disclosing party’s express prior written consent.
The Merger Agreement provides that Schneider will control and direct all aspects of the parties’ efforts to seek and secure any actions or consents of any governmental body with respect to the Merger and the other transactions contemplated by the Merger Agreement, including with respect to any filings, notifications, submissions and communications with any governmental body (including any requesting authority), in each case after consultation in good faith with the Company and taking into account in good faith the Company’s views; provided, that neither party will participate in any substantive meeting, communication, discussion or negotiation with any governmental body (including any requesting authority) in connection with the Merger Agreement and the Merger unless such party gives the other party prior notice of, consults with the other party in good faith in advance of, and, to the extent not prohibited by such governmental body, gives the other party the opportunity to attend and participate in, such meeting, communication, discussion or negotiation. In the event of any dispute between Schneider and the Company relating to strategy in connection with seeking and securing regulatory approvals, the dispute will be escalated first to the chief legal officers and chief financial officers of Schneider and the Company, who will discuss the dispute and relevant issues together in good faith, and then, if not resolved, to their chief executive officers who will discuss the dispute and relevant issues together in good faith, and, if the dispute is still not resolved, Schneider will have the right to make the final determination. Schneider has the right to commit to or agree with any governmental body to stay, toll or extend any applicable waiting period under the HSR Act, any applicable foreign antitrust or competition law or regulation or any applicable foreign investment law, after consulting with the Company in good faith; provided that Schneider will not commit to or agree to stay, toll or extend any such waiting period or to delay the consummation of the Merger if such commitment or agreement would reasonably be expected to delay the consummation of the Merger beyond the end date (as extended to the maximum extent contemplated by the Merger Agreement). The Merger Agreement provides that the Company will not, without the prior written consent of Schneider, directly or indirectly (a) stay, toll or extend any waiting period under the HSR Act, any applicable foreign antitrust or competition law or regulation or any applicable foreign investment law, (b) withdraw its initial filing pursuant to the HSR Act, any applicable foreign antitrust or competition law or regulation or any applicable foreign investment law, as the case may be, or refile any of them, or (c) commit to or agree with any governmental body to delay or not to consummate the Merger or any of the other transactions contemplated by the Merger Agreement.
The Merger Agreement provides that, except where prohibited by applicable legal requirements or any governmental body, and subject to the confidentiality agreement between the Company and Schneider and certain other limitations on sharing certain types of information set forth in the Merger Agreement, each of Schneider and the Company will:
•	consult with the other party in good faith prior to taking a position with respect to any filing or submission required by the Merger Agreement;
•
provide the other party a reasonable opportunity to review, comment and discuss in advance, and consider in good faith the views of the other party in connection with, all written, substantive communications with a governmental body (including any requesting authority) in connection with any filing or submission required by the Merger Agreement (including any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions or proposals) before making or submitting any such written communication to any governmental body on behalf of any party to the Merger Agreement in connection with any filing or submission required by the Merger Agreement or any legal proceeding involving a governmental body with regulatory authority related to the Merger Agreement or any of the transactions contemplated by the Merger Agreement;

•	coordinate with the other party in preparing and exchanging such information;
•
promptly provide the other party (and its counsel) with copies of all filings, notices, analyses, presentations, memoranda, briefs, white papers, opinions, proposals and other submissions (and a summary of any oral presentations) made or submitted by such party with or to any governmental body in connection with any required filing or submission (subject to certain redactions permitted under the Merger Agreement); and

•
not independently participate in any meeting, hearing, proceeding or material discussions with or before any governmental body in respect of the transactions contemplated by the Merger Agreement without giving the other party reasonable prior notice and the opportunity to participate.

Under the Merger Agreement, each of the Company and Schneider has also agreed to notify the other party promptly upon the receipt of:
•	any communication from any official of any governmental body in connection with any filing or submission made pursuant to the Merger Agreement;
•
knowledge of the commencement or threat of commencement of any judicial or administrative proceeding by or before any governmental body with respect to the Merger or any of the other transactions contemplated by the Merger Agreement (and to keep the other party informed as to the status of any such proceeding or threat); and

•
any request by any official of any governmental body for any amendment or supplement to any filing or submission made pursuant to the Merger Agreement or any information required to comply with any legal requirement applicable to the Merger or any of the other transactions contemplated by the Merger Agreement.

The Merger Agreement provides that, in addition, whenever any event occurs that is required to be set forth in an amendment or supplement to any filing or submission required to be made pursuant to the Merger Agreement, each of the Company and Schneider will (promptly upon learning of the occurrence of such event) inform the other party of the occurrence of such event and cooperate in filing with or submitting to the applicable governmental body such amendment or supplement.
The Merger Agreement provides that, subject to certain limitations in the Merger Agreement, each of Schneider and the Company will use its reasonable best efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other transactions contemplated by the Merger Agreement on a timely basis. The Merger Agreement provides that, without limiting the generality of the foregoing, but subject to certain limitations in the Merger Agreement, each of Schneider and the Company has agreed to use its reasonable best efforts to:
•
make all filings (if any), give all notices (if any) and provide all information (if any) required to be made, given or provided by such party in connection with the Merger or any of the other transactions contemplated by the Merger Agreement;

•
consult with such party’s employees to the extent required under any applicable legal requirement in connection with the Merger or any of the other transactions contemplated by the Merger Agreement; and

•
obtain each consent (if any) required to be obtained (pursuant to any applicable legal requirement or contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by the Merger Agreement.

The Merger Agreement also provides that each of the Company and Schneider will consult with the other party in good faith with respect to the foregoing matters, and will use reasonable best efforts to keep the other party apprised of the status of matters relating to the consummation of the transactions contemplated by the Merger Agreement.
The Merger Agreement provides that, without limiting the generality of the foregoing, but subject to certain limitations in the Merger Agreement, Schneider’s obligations with respect to any consents referred to in the HSR waiting period condition, the foreign regulatory waiting period condition and the governmental authorization condition will include, in each case, to the extent necessary to obtain such consents:
•
proposing, negotiating, committing to and effecting (by consent decree, hold separate order or otherwise) the sale, divestiture, disposition or license (or similar arrangement) of any of the businesses, product lines or assets of Schneider or any of its subsidiaries or the Company or any of its subsidiaries (a “divestiture remedy”);

•
proposing, negotiating, committing to and effecting (by consent decree, hold separate order or otherwise) any limitation on Schneider’s or any of its subsidiaries’ freedom of action with respect to, and otherwise proposing, proffering and agreeing to any other requirement, obligation, condition, limitation or restriction on, any of the businesses, product lines or assets of Schneider or any of its subsidiaries or the Company or any of its subsidiaries (a “behavioral remedy”);

•
entering into any mitigation agreement, commitment letter, national security agreement, proxy agreement, trust agreement, special security agreement, security control agreement, security agreement or similar agreement with CFIUS, any member agency thereof or DCSA; and

•
initiating any legal proceeding necessary to avoid entry of, or to have overturned, vacated, resolved or lifted, any legal requirement so as to permit consummation of the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that, in furtherance of the foregoing, to the extent necessary and practicable, Schneider has agreed to negotiate in good faith with all applicable governmental bodies any divestiture remedy or behavioral remedy contemplated by the immediately preceding sentence in connection with obtaining any consent referred to in the HSR waiting period condition, the foreign regulatory waiting period condition or the governmental authorization condition prior to the initiation of a regulatory proceeding (as defined below) by any governmental body and continue such negotiations in the event a regulatory proceeding is initiated.
The Merger Agreement further provides that, at the request of Schneider, the Company will cause the divestiture, holding separate or taking of any other action with respect to any of the businesses, product lines or assets of the Company and its subsidiaries (provided that any such action is conditioned upon the consummation of the Merger). If a specified governmental body (as defined below) or a third party commences a judicial or administrative proceeding under any applicable antitrust or competition legal requirement or foreign investment law challenging, or seeking to restrain or prohibit the consummation of, the Merger or any of the other transactions contemplated by the Merger Agreement (any such judicial or administrative proceeding, referred to as a “regulatory proceeding”), Schneider and the Company will contest, defend and/or appeal such proceeding on the merits.

The Merger Agreement provides that, notwithstanding anything to the contrary therein:
•
neither the Company nor any of its subsidiaries will, except with the prior written consent of Schneider, agree, commit or propose, or encourage any governmental body, to take any divestiture remedy or behavioral remedy;

•	neither Schneider and its subsidiaries nor the Company and its subsidiaries will be required to agree to, commit to or effect any action that is not conditioned upon the consummation of the Merger;
•
with respect to any consent required under any contract, neither the Company nor any of its subsidiaries will be required or permitted to pay any consent fee or other consideration, incur any material liability, amend or modify any contract, provide any guaranty or other financial accommodation or make any other material concession in connection with obtaining such consent without Schneider’s prior written consent; and

•	Schneider will not be required to agree to, commit to or effect any divestiture remedy, behavioral remedy or other action that would constitute a burdensome condition (as defined below).
The Merger Agreement also provides that during the pre-closing period, other than certain specified transactions already entered into by Schneider or any of its subsidiaries, or except with the prior written consent of the Company, Schneider and its subsidiaries will not acquire any business or assets of another person or entity, whether by merger, consolidation, purchase of property or assets (including equity interests) or otherwise, if the taking of such action would reasonably be expected (at the time such action is taken) to prevent, materially delay or impede the consummation of the Merger (including by imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any governmental body necessary to consummate the Merger or the expiration or termination of any applicable waiting period; materially increasing the risk of any governmental body entering an order prohibiting the consummation of the Merger; or materially increasing the risk of not being able to remove any such order on appeal or otherwise).
For purposes of the Merger Agreement, a “burdensome condition” is defined as any divestiture remedy, behavioral remedy or other action:
•
that would, individually or in the aggregate, reasonably be expected to result in (1) more than an immaterial impact on the financial condition, business, assets or continuing results of operations of Schneider and its subsidiaries, taken as a whole (other than the Company and its subsidiaries, at or after the Effective Time) or (2) a material adverse effect on Schneider, the Company and their respective subsidiaries, taken as a whole, after giving effect to the Merger, including the synergies and other benefits expected to be realized from the Merger (assuming, for the purpose of determining whether such action would have such a material adverse effect, that Schneider and its post-closing subsidiaries (including the Company and its subsidiaries) were the same size as, and had the same financial and operating metrics as, the Company and its subsidiaries, taken as a whole, as of the date of the Merger Agreement); or

•
that is proposed in connection with the review by CFIUS of the transactions contemplated by the Merger Agreement, or in relation to the receipt of CFIUS approval, and that would require all or a significant portion of the business of the Company and its subsidiaries or a line of business of the Company and its subsidiaries to be held or governed separate from the business of Schneider and its subsidiaries (other than, following the closing, the Company and its subsidiaries), including through a proxy agreement, voting trust or similar arrangement.

For purposes of the Merger Agreement, a “specified governmental body” is defined as any governmental body that has jurisdiction over: the Company, Schneider, Merger Sub or any of their respective subsidiaries that own assets that constitute or account for 10% or more of the consolidated net revenues, consolidated net income or consolidated assets of the Company and all of its subsidiaries, taken as a whole, or Schneider and all of its subsidiaries, taken as a whole, respectively; any business or asset of the Company or its subsidiaries that is material to the Company and its subsidiaries, taken as a whole; or any business or asset of Schneider or any of its subsidiaries that is material to Schneider and its subsidiaries, taken as a whole.
Financing Matters
Schneider has delivered to the Company a copy of an executed debt commitment letter, by and among Schneider and the financing sources, pursuant to which the financing sources have committed, subject solely to the conditions expressly set forth in the debt commitment letter and the terms thereof, to provide the amounts set forth therein for purposes of funding the transactions contemplated by the Merger Agreement on the closing date (such financing referred to as the “debt financing”).
Under the Merger Agreement, to the extent necessary to secure the funds required to satisfy all financing uses specified in the Merger Agreement at closing, taking into account all other sources of cash available to Schneider on the closing date, each of Schneider and Merger Sub has agreed to, and to cause its respective representatives to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the debt financing on or prior to the closing, on the terms and subject solely to the conditions (including, to the extent applicable, the “market flex” provisions) described in the debt commitment letter, including using its reasonable best efforts to:
•	maintain in full force and effect the debt commitment letter in accordance with its terms;
•
enter into and deliver definitive agreements with respect to the debt financing on the terms and subject solely to the conditions contemplated by the debt commitment letter (referred to as the “definitive debt financing agreements”);

•
satisfy (or obtain a waiver of) on a timely basis all conditions and comply with all obligations applicable to Schneider, including with respect to the payment of any commitment, engagement or placement fees, in the debt commitment letter and the definitive debt financing agreements;

•	enforce all of its rights under the debt commitment letter and the definitive debt financing agreements;
•
if required under the debt commitment letter, enter into amendments to the definitive debt financing agreements with respect to the debt financing to give effect to any “market flex” provisions contained in any debt commitment letter; and

•	complete the debt financing no later than the closing.
The Merger Agreement provides that Schneider will not agree to any amendments, restatements, supplements or modifications to, obtain any replacement of, or waive any of its rights under, the debt commitment letter or the definitive debt financing agreements, in whole or in part, without the prior written consent of the Company if any such amendment, restatement, supplement, replacement, modification or waiver of the debt commitment letter or the definitive debt financing agreements would:
•	impose new or additional conditions or otherwise amend, modify or expand any conditions to the debt financing that would make the funding thereof less likely to occur in any material respect;
•
reduce the aggregate amount of the debt financing to less than the amount required, together with all other sources of cash or other financing sources available to Schneider on the closing date, for the satisfaction of all of Schneider’s payment obligations under the Merger Agreement due at the closing;

•	materially delay or prevent the closing from occurring on the date that it would have otherwise occurred;
•
make the receipt or funding of the debt financing less likely to occur (including, without limitation, by making any condition to the receipt or funding of the debt financing less likely to be satisfied); or

•
adversely impact the ability of Schneider to enforce its rights against the other parties to the debt commitment letter or definitive debt financing agreements or cause the Merger to be timely consummated.

Notwithstanding the foregoing, Schneider may amend, restate, modify or supplement the debt commitment letter or the definitive debt financing agreements to add lenders, lead arrangers, bookrunners, underwriters, syndication agents or similar entities that had not executed the debt commitment letter as of the date of the Merger Agreement, to provide for the assignment and reallocation to such entities of a portion of the debt financing commitments contained in the debt commitment letter or the definitive debt financing agreements and to grant customary approval rights to such additional arrangers and other entities in connection with such appointments as expressly set forth in the debt commitment letter, in each case, without the Company’s consent.
The Merger Agreement also provides that, in the event that all or any portion of the debt financing becomes, or is expected to become, unavailable for any reason, such that the proceeds thereof, together with all other sources of cash available to Schneider on the closing date, would be insufficient for the satisfaction of all of Schneider’s payment obligations under the Merger Agreement due on the closing date, Schneider will notify the Company in writing thereof as promptly as practicable after obtaining knowledge thereof and take, or cause to be taken, all actions and do, or cause to be done, all things necessary to promptly arrange and obtain alternative financing in an amount sufficient, together with all other sources of cash available to Schneider on the closing date, for the satisfaction of all of Schneider’s payment obligations under the Merger Agreement due on the closing date; except that such alternative financing will not include any conditions precedent that would reasonably be expected to materially delay or impair the likelihood of the closing and, without the prior written consent of the Company, will not include certain prohibited conditions.
Under the Merger Agreement, Schneider has agreed it will, and will cause its representatives to, keep the Company informed as promptly as practicable upon written request in reasonable detail of the status of its efforts to arrange the debt financing. Schneider is also required to provide the Company with copies of certain amendments relating to the debt financing upon written request and prompt written notice of specified defaults, breaches, terminations and disputes relating to the debt financing.
Under the Merger Agreement, during the pre-closing period, the Company will, and will ensure that each of its subsidiaries and its and their respective representatives will, use reasonable best efforts to provide to Schneider all cooperation reasonably requested by Schneider in connection with the debt financing and any capital markets issuance, subject to certain customary exceptions in the Merger Agreement, and the Company has consented to the use of its and each of its subsidiaries’ logos in connection with the debt financing, provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its subsidiaries or the reputation or goodwill of the Company or any of its subsidiaries.
Under the Merger Agreement, Schneider has agreed to, promptly upon request by the Company (and, in any event, within 30 days), reimburse the Company for all reasonable and documented out-of-pocket costs and expenses incurred by the Company in order to comply with its obligations related to the arrangement of the debt financing and indemnify, defend, and hold harmless the Company, each of its subsidiaries and each of their respective representatives from, against and in respect of any and all claims, debts, losses, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities resulting from, or that exist or arise due to, the activities of Schneider and its representatives in connection with the debt financing, except to the extent such claims, debts, losses, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities result from (a) the gross negligence or willful misconduct of such indemnified persons or entities or (b) historical information provided by or on behalf of the Company or any of its subsidiaries.
The Merger Agreement provides that Schneider and Merger Sub have acknowledged and agreed that neither Schneider’s nor Merger Sub’s obligations under the Merger Agreement are conditioned in any manner upon Schneider or Merger Sub obtaining the debt financing or any other financing.
Treatment of Indebtedness
The Merger Agreement provides that, during the pre-closing period, the Company is required to use reasonable best efforts to, among other things, obtain customary payoff letters (in form and substance reasonably acceptable to Schneider) at or prior to closing and such other documents reasonably requested by Schneider or the financing sources relating to the termination of the obligations under the Company’s credit agreement and the payment of the amounts payable thereunder or any other material indebtedness for borrowed money incurred by the Company prior to the closing and the release of any related liens.
The Merger Agreement also provides that Schneider or one of its subsidiaries may commence and conduct one or more offers to purchase, tender offers or exchange offers with respect to any or all of the outstanding aggregate principal amount of the Company’s 4.000% Senior Notes due 2028 (the “Senior Notes”) identified by Schneider to the Company on terms that are acceptable to Schneider and/or solicit the consent of the holders of debt issued under the indenture for such Senior Notes (the “Indenture”) regarding certain proposed amendments to the Indenture, provided that the closing of any such offers to purchase will not occur, and the amendments in connection with any such consent solicitations will not become operative, prior to the consummation of the Merger. Schneider must reasonably consult with the Company regarding the material terms and conditions of any such offers and consent solicitations, including the timing and commencement of any such offers and consent solicitations and any relevant tender or consent deadlines. If requested by Schneider, the Company will use its reasonable best efforts, to the extent permitted by the Senior Notes and the Indenture, to issue a notice of redemption for all or a portion of the outstanding aggregate principal amount of the Senior Notes and take any other actions reasonably requested by

Schneider to facilitate the redemption and satisfaction and discharge of any Senior Notes at the Effective Time, provided that any such redemption or discharge will not be effective prior to the Effective Time.
Delisting and Deregistration of Company Common Stock
Under the Merger Agreement, prior to the Effective Time, the Company has agreed to cooperate with Schneider and use its reasonable best efforts to take all actions reasonably necessary, proper or advisable to enable the delisting by the surviving corporation of Company common stock from Nasdaq and the deregistration of Company common stock under the Exchange Act as promptly as practicable after the Effective Time.
Employee Matters
The Merger Agreement provides that, during the period commencing on the Effective Time and ending on the one-year anniversary of the Effective Time (the “continuation period”), Schneider or its affiliates will provide each individual who is employed by the Company or any of its subsidiaries immediately prior to the Effective Time and who continues employment with Schneider or its affiliates following the Effective Time (each, a “continuing employee”) with:
•
total target cash compensation (consisting of base salary or annualized base wage rate, plus target annual cash incentive opportunity) that is no less favorable than the total target cash compensation provided to such continuing employee immediately prior to the closing;

•
retirement and health and welfare benefits that are substantially comparable in the aggregate to those provided by the Company immediately prior to the closing (excluding any equity or equity-based compensation, long-term incentive compensation, transaction, retention, change in control and similar bonuses, defined benefit pension benefits, nonqualified deferred compensation and retiree or post-employment health or welfare benefits); and

•
severance payments and benefits to each continuing employee whose employment is terminated during the continuation period that are no less favorable than the severance payments and benefits that the applicable continuing employee would have been eligible to receive under the Company’s applicable severance arrangements upon a termination of employment prior to the closing.

Schneider or its affiliates will also use commercially reasonable efforts to provide each continuing employee with service credit under each employee benefit plan, program, or arrangement established or maintained by Schneider or its affiliates in which continuing employees may be eligible to participate after the Effective Time (the “post-closing plans”) for purposes of eligibility to participate and vesting (but not for purposes of benefit accrual under a defined benefit pension plan or other plan providing for post-employment benefits) to the extent such service was taken into account under the analogous Company benefit plan immediately prior to the closing date.
In addition, for purposes of each post-closing plan providing medical, dental, prescription drug or vision benefits to any continuing employee, Schneider will (or will cause one of its affiliates to) use commercially reasonable efforts to cause the waiver of all pre-existing condition exclusions, evidence of insurability requirements, actively-at-work requirements, and waiting periods, to the extent such exclusions or requirements were waived or inapplicable under the analogous Company benefit plan immediately prior to the Effective Time and to the extent consistent with the governing terms of the post-closing plan and credit continuing employees under the post-closing plans for co-payments made, and deductibles satisfied, prior to the Effective Time for the year in which the Effective Time occurs.
On the closing date, PTC will pay each continuing employee who is entitled to receive a pro-rated bonus in connection with the Merger pursuant to an executive agreement with the Company in effect as of the date of the Merger Agreement, the annual bonus earned by such continuing employee under the applicable bonus arrangements of the Company for the fiscal year in which the closing date occurs, based on target performance through the closing date and prorated for the portion of the fiscal year completed through the closing date.
Unless otherwise requested by Schneider in writing at least five business days prior to the closing date, the Company will take all actions that may be reasonably necessary or appropriate to terminate any company plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (the “Company 401(k) plan”) effective no later than the day immediately prior to the closing date. If the Company 401(k) plan is terminated, continuing employees who were eligible to participate in such plan will be eligible to participate in a 401(k) plan maintained by Schneider or one of its subsidiaries (the “Schneider 401(k) plan”) as soon as reasonably practicable on or following the closing date, and Schneider and the Company will use commercially reasonable efforts to permit each such continuing employee to make rollover contributions to the Schneider 401(k) plan of “eligible rollover distributions” in the form of cash or notes (representing loans from the Company 401(k) plan) in an amount equal to the eligible rollover distribution portion of the account balance distributable to such continuing employee from the Company 401(k) plan to the Schneider 401(k) plan.
The Company and Schneider have agreed to cooperate in good faith to ensure compliance in all material respects with any applicable employee, union, works council or other employee representative information, notification or consultation requirements in connection with the Merger prior to the Effective Time. The parties have also agreed to provide each other with an opportunity to review and comment on broad-based communications to employees of the Company and its subsidiaries regarding the Merger or its effect on such employees, including with respect to compensation and benefits matters following the closing, and to consider any timely and reasonable comments in good faith, subject to certain exceptions.
Indemnification and Insurance
Under the Merger Agreement, from the Effective Time until the sixth anniversary of the Effective Time, Schneider will cause the surviving corporation to exculpate, indemnify and hold harmless (and will also cause the surviving corporation to advance expenses as incurred), to the fullest extent permitted under applicable law, and in accordance with any indemnification agreements with the Company or any of its subsidiaries in effect on the date of the Merger Agreement, each indemnified person against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such indemnified persons’ service as a director or officer of the Company or any of its subsidiaries or services performed by such person or entity at the request of the Company or any of its subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to the Merger and the other transactions contemplated by the Merger Agreement and actions to enforce the indemnification and insurance provisions of the Merger Agreement. To the fullest extent permitted by applicable law, Schneider will also cause the surviving corporation to pay all reasonable and documented expenses (including legal fees and expenses) of each indemnified person in advance of the final disposition of any such proceeding, subject to receipt from the indemnified person of a written affirmation and undertaking, in each case to the extent required by the MBCA, to repay such advances if it is ultimately determined in accordance with applicable law that such indemnified person is not entitled to indemnification. Any indemnified person wishing to claim indemnification or advancement of expenses under the applicable indemnification and insurance provisions of the Merger Agreement, upon learning of any such proceeding, will notify the surviving corporation (but the failure so to notify will not relieve a party from any obligations that it may have under the applicable indemnification and insurance provisions of the Merger Agreement except to the extent such failure materially prejudices such party’s position with respect to such claims). Schneider and the surviving corporation will reasonably cooperate with the indemnified person in the defense of any such matter.
The Merger Agreement provides that all rights to indemnification, exculpation and advancement and reimbursement of expenses by the Company or any of its subsidiaries existing in favor of the indemnified persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in the Company’s or the applicable subsidiary’s articles of organization, bylaws or similar other organizational documents (as in effect as of the date of the Merger Agreement) and as provided in those indemnification agreements between the Company or the applicable subsidiary and such indemnified persons (as in effect as of the date of the Merger Agreement) will survive the Merger and continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable law) for a period of six years following the date on which the Merger becomes effective, and the surviving corporation and its subsidiaries will (and Schneider will cause the surviving corporation and its subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its subsidiaries in respect of such rights of indemnification, exculpation and advancement and reimbursement of expenses. Notwithstanding anything to the contrary within the Merger Agreement, if an indemnified person notifies Schneider on or prior to the sixth anniversary of the Effective Time of a matter for which such indemnified person intends to seek indemnification under the Merger Agreement, the applicable indemnification provisions will continue in effect with respect to that matter until its final disposition.
The Merger Agreement provides that, from the date on which the Effective Time occurs until the sixth anniversary of such date, Schneider will cause the surviving corporation to maintain in effect, for the benefit of the indemnified persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing D&O policy, except that: Schneider may substitute for the existing D&O policy a policy or policies of substantially comparable coverage, and in any event, coverage not less favorable in the aggregate than the existing policies of the Company and its subsidiaries, and Schneider will not be required to pay annual premiums for the existing D&O policy (or for any substitute policies) in excess of 350% of the most recent annual premium paid prior to the date of the Merger Agreement for the existing D&O policy. The Merger Agreement provides that if any future annual premiums for the existing D&O policy (or any substitute policy therefor) exceed such maximum premium amount in the aggregate, then Schneider may reduce the amount of coverage of such existing D&O policy (or any substitute policy therefor) to the amount of coverage that can be obtained for a premium equal to the maximum premium. The Merger Agreement provides that Schneider will cause the surviving corporation or, prior to the Effective Time, the Company will have the right to purchase a pre-paid, non-cancellable “tail” policy on the existing D&O policy for a claims reporting or discovery period of six years from the closing date and otherwise on terms and conditions that are no less favorable than the terms and conditions of the existing D&O policy; provided, however, that the surviving corporation will not be obligated to, and the Company will not (without the prior written consent of Schneider), expend an amount for such “tail” policy in excess of the maximum premium and if such “tail” policy is purchased, Schneider will cause the surviving corporation to, maintain such “tail” policy in full force and effect in lieu of all other obligations of the surviving corporation under the first sentence of this paragraph.
Shareholder Litigation
Under the Merger Agreement, the Company will promptly (and in any event within two business days) notify Schneider in writing of, and will give Schneider the opportunity to participate fully and actively in the defense and settlement of, any shareholder claim or litigation (including any class action or derivative litigation) against or otherwise involving the Company and/or any of its directors or officers relating to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement. The Merger Agreement provides that no compromise or full or partial settlement of any such claim or litigation may be agreed to by the Company without Schneider’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed); provided that Schneider’s consent will not be required if the settlement involves solely the payment of mooting fees in an aggregate amount that, together with all other amounts paid in settlements under this exception, does not exceed a certain amount and supplemental disclosure (provided that Schneider must be given reasonable opportunity to review and comment on any supplemental disclosure and the Company must consider in good faith any changes thereto proposed by Schneider), no admission of wrongdoing or liability, no injunctive or similar relief, a complete and unconditional release by the named plaintiffs of all defendants in respect of all claims then pending relating to the agreement, the Merger or any of the other transactions contemplated by the Merger Agreement and the withdrawal or dismissal of all claims and actions then pending relating to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Merger Agreement provides that Schneider will promptly (and in any event within two business days) notify the Company in writing of, and will give the Company the opportunity to participate in (but not control) the defense of, any shareholder claim or litigation (including any class action or derivative litigation) against or otherwise involving Schneider and/or any of its directors or officers relating to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement.
Other Covenants
The Merger Agreement contains certain other covenants, including, among other things, covenants relating to cooperation between Schneider and the Company in the preparation of this proxy statement, other filings to be made with the SEC or any other governmental authority, access to information, notification of certain matters, and cooperation between Schneider and the Company with respect to public announcements.
Conditions to the Consummation of the Merger
The consummation of the Merger and the other transactions contemplated by the Merger Agreement depends upon the satisfaction or waiver of a number of conditions, which may be waived by Schneider (on behalf of itself and Merger Sub) or the Company, as applicable.

Under the Merger Agreement, the obligations of Schneider, Merger Sub and the Company to effect the Merger and otherwise complete the transactions contemplated by the Merger Agreement are subject to the satisfaction (or waiver by written agreement of Schneider and the Company), at or prior to the closing of each of the following conditions:
•	the Merger Agreement has been duly approved at the Special Meeting by the required Company shareholder vote (such condition referred to as the “shareholder approval condition”);
•
the waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act has expired or otherwise been terminated, and any period of time (and any extension thereof) agreed to with a governmental body in the United States not to consummate the Merger has expired or been terminated (such condition referred to as the “HSR waiting period condition”);

•
the waiting periods (and any extension thereof) applicable to the consummation of the Merger under certain foreign antitrust laws or regulations have expired or otherwise been terminated, and any period of time (and any extension thereof) agreed to with a governmental body in any specified jurisdiction not to consummate the Merger has expired or been terminated (such condition referred to as the “foreign regulatory waiting period condition”);

•
the governmental authorizations or other consents required under certain foreign antitrust laws or regulations or foreign investment laws in connection with the Merger in the specified jurisdictions have been obtained and are in full force and effect and CFIUS approval has been obtained and is in full force and effect (such condition referred to as the “governmental authorization condition”); and

•
the absence of certain temporary restraining orders, preliminary or permanent injunctions or other orders preventing the consummation of the Merger issued by certain governmental bodies or legal requirements in certain jurisdictions that make consummation of the Merger illegal (such condition referred to as the “no restraint condition”).

In addition, under the Merger Agreement, the obligations of Schneider and Merger Sub to effect the Merger and otherwise consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction (or waiver by Schneider), at or prior to the closing of each of the following conditions:
•
the representations and warranties made by the Company in the Merger Agreement relating to the Company’s due organization and good standing, certain capitalization matters, the authorization and validity of the Merger Agreement, takeover statutes and stockholder rights plans, the required Company shareholder vote, the opinion of the Company’s financial advisor and advisors’ fees were accurate in all material respects as of the date of the Merger Agreement and will be accurate in all material respects as of the closing date as if made on and as of the closing date (in each case, other than any such representation or warranty made as of a specific earlier date, which must have been accurate in all material respects as of such earlier date); provided, that for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “material adverse effect” and other materiality and similar qualifications limiting the scope of such representations and warranties (other than dollar thresholds) will be disregarded;

•
the representations and warranties made by the Company in the Merger Agreement relating to certain capitalization and related matters were accurate in all respects as of the date of the Merger Agreement and will be accurate in all respects as of the closing date as if made on and as of the closing date (in each case, other than any representation or warranty made as of a specific earlier date, which must have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis will be disregarded;

•
the representation and warranty made by the Company in the Merger Agreement regarding the absence of any material adverse effect on the Company between June 30, 2026 and the date of the Merger Agreement was accurate in all respects as of the date of the Merger Agreement;

•
all other representations and warranties made by the Company in the Merger Agreement were accurate in all respects as of the date of the Merger Agreement and will be accurate in all respects as of the closing date as if made on and as of the closing date (other than any such representation or warranty made as of a specific earlier date, which must have been accurate in all respects as of such earlier date), except to the extent that any inaccuracies in such representations and warranties (at any such time) do not have, and would not reasonably be expected to have, a material adverse effect on the Company; provided, however, that for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “material adverse effect” and other materiality and similar qualifications limiting the scope of such representations and warranties (other than dollar thresholds) will be disregarded;
•
the covenants and obligations in the Merger Agreement that the Company is required to comply with or to perform at or prior to the consummation of the Merger have been complied with and performed in all material respects;

•
receipt by Schneider of a certificate executed by the Company’s Chief Executive Officer and Chief Financial Officer confirming that the closing conditions relating to the Company’s representations and warranties, compliance with covenants and the absence of a continuing material adverse effect on the Company have been duly satisfied; and

•	since the date of the Merger Agreement, there has not occurred any material adverse effect on the Company that is continuing.
In addition, under the Merger Agreement, the obligation of the Company to effect the Merger and otherwise complete the transactions contemplated by the Merger Agreement is subject to the satisfaction (or waiver by the Company), at or prior to the closing, of each of the following conditions:
•
the representations and warranties made by Schneider in the Merger Agreement relating to due organization and the authorization and validity of the Merger Agreement were accurate in all material respects as of the date of the Merger Agreement and will be accurate in all material respects as of the closing date as if made on and as of the closing date (other than any such representation or warranty made as of a specific earlier date, which must have been accurate in all material respects as of such earlier date); provided, however, that for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “material adverse effect” and other materiality and similar qualifications limiting the scope of such representations and warranties (other than dollar thresholds) will be disregarded;

•
all other representations and warranties made by Schneider in the Merger Agreement were accurate in all respects as of the date of the Merger Agreement and will be accurate in all respects as of the closing date as if made on and as of the closing date (other than any such representation or warranty made as of a specific earlier date, which must have been accurate in all respects as of such earlier date), except to the extent that any inaccuracies in such representations and warranties (at any such time) would not, and would not reasonably be expected to prevent or materially delay Schneider’s or Merger Sub’s performing their material obligations under the Merger Agreement or timely consummating the transactions contemplated by the Merger Agreement; provided, however, that for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “material adverse effect” and other materiality and similar qualifications limiting the scope of such representations and warranties (other than dollar thresholds) will be disregarded;

•
the covenants and obligations in the Merger Agreement that Schneider and Merger Sub are required to comply with or to perform at or prior to the closing have been complied with and performed in all material respects; and

•
receipt by the Company of a certificate executed on behalf of Schneider by an executive officer of Schneider confirming that the conditions relating to Schneider’s representations and warranties and compliance with covenants have been duly satisfied.

Termination of the Merger Agreement
The Merger Agreement provides that the Merger Agreement may be terminated prior to the Effective Time (whether before or after the approval of the Merger Agreement by the required Company shareholder vote) in accordance with its terms as follows:
•	by the mutual written consent of Schneider and the Company;

•
by either Schneider or the Company if the Merger has not been consummated by 11:59 p.m. (Eastern Time) on April 4, 2027 (the “initial end date” and, as it may be extended, the “end date”); except that:

•
if, at 11:59 p.m. (Eastern Time) on the initial end date, any of the HSR waiting period condition, the foreign regulatory waiting period condition, the governmental authorization condition or the no restraint condition (solely in connection with certain antitrust law or regulation, CFIUS or foreign investment law) has not been satisfied or waived, then the end date will be automatically extended, without any further action on the part of any party, to the day that is three months after the initial end date;

•
if, at 11:59 p.m. (Eastern Time) on the day that is three months after the initial end date, any such condition has not been satisfied or waived, then the end date will be automatically extended to the day that is six months after the initial end date;

•
if, at 11:59 p.m. (Eastern Time) on the day that is six months after the initial end date, any such condition has not been satisfied or waived, then the end date will be automatically extended to the day that is nine months after the initial end date; and

•
neither Schneider nor the Company is permitted to terminate the Merger Agreement on such basis if the failure to complete the Merger by the end date is primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time in breach of such party’s obligations;

•
by either Schneider or the Company if a governmental body has issued certain final and nonappealable orders having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, or there have been certain applicable legal requirements enacted, enforced or deemed applicable to the Merger by any governmental body that would make consummation of the Merger illegal and such legal requirement has become final and nonappealable;

•
by either Schneider or the Company if: the Special Meeting (including any adjournments and postponements thereof) has been held and completed and Company shareholders have taken a final vote on a proposal to approve the Merger Agreement; and the Merger Agreement has not been approved at the Special Meeting (and has not been approved at any adjournment or postponement thereof) by the required Company shareholder vote (the “no shareholder approval event”);

•	by Schneider (at any time prior to the approval of the Merger Agreement by the required Company shareholder vote) if a triggering event (as defined below) has occurred;
•
by Schneider if: any of the Company’s representations or warranties contained in the Merger Agreement were inaccurate as of the date of the Merger Agreement or have become inaccurate as of a date subsequent to the date of the Merger Agreement (as if made on such subsequent date) such that any of the closing conditions relating to the accuracy of the Company’s representations and warranties would not be satisfied; or any of the Company’s covenants or obligations contained in the Merger Agreement have been breached such that any of the closing conditions relating to the performance by the Company of its covenants would not be satisfied; provided, however, that: if an inaccuracy in any of the Company’s representations or warranties as of a date subsequent to the date of the Merger Agreement or a breach of a covenant or obligation by the Company is curable by the Company prior to the end date, and the Company is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then Schneider may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach has not been cured by the Company on or prior to the earlier of the business day immediately prior to the end date and 30 days after the date on which Schneider gives the Company written notice of such inaccuracy or breach; and Schneider is not permitted to terminate the Merger Agreement pursuant to this termination right if Schneider is then in breach of any of its representations, warranties, covenants or obligations contained in the Merger Agreement, which breach would give rise to the failure of any of the closing conditions relating to the accuracy of Schneider’s representations and warranties or the performance by Schneider of its covenants to be satisfied;

•
by the Company (at any time prior to the approval of the Merger Agreement by the required Company shareholder vote) in order to accept a superior offer and enter into a definitive agreement providing for the consummation of the transaction contemplated by such superior offer that has been executed on behalf of the person or entity that made such superior offer (an “alternative acquisition agreement”), only if:

•	the Company has complied with the no-shop covenants in all material respects;
•	the Board, after satisfying the requirements under the Board recommendation covenants, has authorized the Company to enter into such alternative acquisition agreement;
•
the Company has delivered to Schneider a written notice (that includes a copy of the alternative acquisition agreement as an attachment) confirming that the Company will enter into the alternative acquisition agreement in the form attached to such notice concurrently with the termination of the Merger Agreement;

•	concurrently with the termination of the Merger Agreement, the Company enters into the alternative acquisition agreement with respect to such superior offer; and
•
immediately prior to or concurrently with such termination, the Company has paid to Schneider or its designee the Company termination fee (such termination right referred to herein as the “fiduciary out termination right”); or

•
by the Company if: any of Schneider’s representations or warranties contained in the Merger Agreement were inaccurate as of the date of the Merger Agreement, or have become inaccurate as of a date subsequent to the date of the Merger Agreement (as if made on such subsequent date) such that the closing condition relating to the accuracy of Schneider’s representations and warranties would not be satisfied; or any of Schneider’s covenants or obligations contained in the Merger Agreement have been breached such that the closing condition relating to the performance by Schneider of its covenants would not be satisfied; provided, however, that: if an inaccuracy in any of Schneider’s representations or warranties as of a date subsequent to the date of the Merger Agreement or a breach of a covenant or obligation by Schneider is curable by Schneider prior to the end date (as it may be extended in accordance with the Merger Agreement) and Schneider is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then the Company may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach has not been cured by Schneider on or prior to the earlier of the business day immediately prior to the end date and 30 days after the date on which the Company gives Schneider written notice of such inaccuracy or breach, and the Company is not permitted to terminate the Merger Agreement pursuant to this termination right if the Company is then in breach of any of its representations, warranties, covenants or obligations contained in the Merger Agreement, which breach would give rise to the failure of any closing condition relating to the accuracy of the Company’s representations and warranties or the performance by the Company of its covenants to be satisfied.

Effect of Termination
The Merger Agreement provides that, if the Merger Agreement is terminated in accordance with its terms, all further obligations of the parties under the Merger Agreement will terminate, and the Merger Agreement will be of no further force or effect and there will be no liability on the part of Schneider or the Company, except that certain specified sections of the Merger Agreement, including the provisions relating to termination fees, will survive termination. The Merger Agreement further provides that such termination will not relieve any party to the Merger Agreement from any liability for fraud or any knowing and intentional breach of any covenant or obligation in the Merger Agreement (which liability, in the event of a termination as a result of a knowing and intentional breach where specific performance is not sought or granted, may include damages based on the loss of the premium and/or economic benefits of the transactions contemplated by the Merger Agreement to the holders of Company common stock and Company RSUs).

Transaction Expenses and Termination Fee
Transaction Expenses
The Merger Agreement provides that, except with respect to certain specified fees (including termination fees), all fees and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses, whether or not the Merger is completed.
Termination Fee
The Merger Agreement provides that the Company will be required to pay to Schneider, without duplication, the Company termination fee of $700 million in cash if the Merger Agreement is terminated:
•
by Schneider or the Company because the Merger has not been completed by the end date (prior to the satisfaction of the shareholder approval condition) or upon the occurrence of the no shareholder approval event; at or prior to the time of the termination of the Merger Agreement, but on or after the date of the Merger Agreement, an acquisition proposal has been publicly disclosed, announced, commenced, submitted or made and such acquisition proposal has not been publicly withdrawn at least 10 calendar days prior to the Special Meeting (or, in the case of a termination because the Merger has not been completed by the end date, an acquisition proposal otherwise exists and has not been withdrawn); and within 12 months after the date of termination of the Merger Agreement, an acquisition transaction (whether or not relating to such acquisition proposal) is completed or a definitive agreement providing for an acquisition transaction (whether or not related to such acquisition proposal) is executed, except that, for purposes of the foregoing, all references to “20%” and “80%” in the definition of “acquisition transaction” will be deemed to be references to “50%”;

•	by Schneider prior to the satisfaction of the shareholder approval condition if a triggering event has occurred;
•
by Schneider or the Company because the Special Meeting has been held and completed but the shareholder approval condition has not been satisfied (including at any adjournment or postponement of the Special Meeting) at any time after the occurrence of a triggering event; or

•	by the Company (prior to the satisfaction of the shareholder approval condition) in order to accept a superior offer and enter into an alternative acquisition agreement.
The Merger Agreement provides that in no event will the Company be required to pay the Company termination fee on more than one occasion. The Merger Agreement further provides that, except in the case of fraud or a knowing and intentional breach of the Company’s covenants or obligations, if the Merger Agreement is validly terminated, Schneider’s right to receive the Company termination fee (plus, if not timely paid, certain collection costs and interest at the prime rate plus 2% (or the maximum lawful rate, if lower)) in the circumstances in which it is payable will be the sole and exclusive remedy of Schneider against the Company and its related parties. The Merger Agreement does not provide for any termination fee payable by Schneider.
For purposes of this proxy statement and the Merger Agreement, “triggering event” means if:
•	the Board or any committee thereof has:
•	withdrawn the Company board recommendation;
•	modified the Company board recommendation in a manner adverse to Schneider; or
•	taken, authorized or publicly proposed any of the prohibited board actions (as described in “The Merger Agreement—Company Shareholders’ Meeting; Company Board Recommendation” beginning on page 76);
•	the Company has failed to include the Company board recommendation in the proxy statement;
•
Schneider requested, after an acquisition proposal has been publicly disclosed, commenced, announced or made, that the Company board recommendation be reaffirmed publicly, and the Board failed to reaffirm, unanimously and publicly, the Company board recommendation within 10 business days after such request was made (or, if earlier, prior to the Special Meeting);

•
a tender or exchange offer relating to shares of Company common stock has been commenced and the Company has not sent to its securityholders, within 10 business days after the commencement of such tender or exchange offer, if such offer has not been withdrawn prior to the end of such 10-business-day period (or, if earlier, prior to the Special Meeting), a statement disclosing that the Company recommends rejection of such tender or exchange offer and reaffirming the Company board recommendation;

•	the Company has called or convened a meeting of the Company shareholders to consider an acquisition proposal; or
•
at any time prior to the receipt of the required Company shareholder vote, the Company or any subsidiary of the Company or any of their representatives breached the no-shop covenants or the Board recommendation covenants in any material respect and such breach is not curable or, if curable, is not cured prior to the earlier of:

•	the fifth business day after written notice thereof is given by Schneider and
•	the date that is three business days prior to the end date.
Amendment
The Merger Agreement provides that, subject to certain exceptions, the Merger Agreement may be amended by the Company, Schneider and Merger Sub at any time prior to the Effective Time (whether before or after the approval of the Merger Agreement by Company shareholders); provided, however, that after approval of the Merger Agreement by Company shareholders, no amendment which by applicable legal requirements requires further approval of Company shareholders may be made without such further approval. The Merger Agreement further provides that certain sections of the Merger Agreement may not be amended, supplemented or otherwise modified in any manner that is adverse in any material respect to any financing source or certain parties related thereto without the prior written consent of such financing source.
Waiver
The Merger Agreement provides that no failure on the part of any party to exercise any power, right, privilege or remedy under the Merger Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under the Merger Agreement, will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy.
In addition, the Merger Agreement provides that no party will be deemed to have waived any claim arising out of the Merger Agreement, or any power, right, privilege or remedy under the Merger Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.
Enforcement; Remedies
Under the Merger Agreement, each of Schneider and the Company has acknowledged and agreed that irreparable damage would occur in the event that any of the provisions of the Merger Agreement required to be performed by the parties were not performed in accordance with its specific terms or is otherwise breached, and that monetary damages, even if available, would not be an adequate remedy. Accordingly, the Merger Agreement provides that, in the event of any breach or threatened breach by any party of any covenant or obligation contained in the Merger Agreement, any non-breaching party will be entitled to obtain, without proof of actual damages (and in addition to any other remedy to which such non-breaching party is entitled at law or in equity): a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and an injunction restraining such breach or threatened breach. Under the Merger Agreement, the parties have agreed to waive any requirement for the securing or posting of bond in connection with the specific performance remedy. Under the Merger Agreement, the parties have further agreed not to assert that a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason or a remedy of monetary damages would provide an adequate remedy.

Entire Agreement; Third-Party Beneficiaries
The Merger Agreement provides that it is not intended, and will not be deemed, to confer any rights or remedies upon any person or entity other than the parties to the Merger Agreement and their respective successors and permitted assigns or to otherwise create any third-party beneficiary thereto, except that:
•	the indemnified persons are third-party beneficiaries of the provisions of the Merger Agreement relating to their right to indemnification;
•
the Company and its subsidiaries and their respective former, current or future officers, directors, partners, shareholders, managers, members, affiliates or agents are third-party beneficiaries of the provision of the Merger Agreement limiting Schneider’s remedies to the Company termination fee;

•
from and after the Effective Time, holders of Company common stock and Company RSUs are third-party beneficiaries solely for purposes of enforcing their rights to receive the consideration payable to them under the Merger Agreement;

•
the Company, as sole and exclusive agent on behalf of holders of Company common stock and Company RSUs, may pursue and obtain damages for any knowing and intentional breach of the Merger Agreement by Schneider or Merger Sub (which damages may, if specific performance is not sought or granted, include damages based on loss of the premium and/or economic benefits of the transactions contemplated by the Merger Agreement to such holders); and

•	the financing sources and certain parties related to such financing sources are third-party beneficiaries of certain specified sections of the Merger Agreement.
Governing Law
The Merger Agreement provides that, subject to certain exceptions, the Merger Agreement, and any action, suit or other legal proceeding arising out of or relating to the Merger Agreement (including the enforcement of any provision of the Merger Agreement), any of the transactions contemplated by the Merger Agreement or the legal relationship of the parties to the Merger Agreement (whether at law or in equity, whether in contract or in tort or otherwise), is governed by, and is to be construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles or any borrowing statute of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies, except that the MBCA will apply to the Merger Agreement and the Merger to the extent required under the laws of the Commonwealth of Massachusetts, and the laws of the Commonwealth of Massachusetts will govern any matters pertaining to the internal corporate governance of the Company, including the interpretation of the fiduciary duties of the Board in connection with the Merger Agreement and the Merger.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED
EXECUTIVE COMPENSATION ARRANGEMENTS
The Merger-Related Compensation Proposal
Section 14A of the Exchange Act and Rule 14a-21 thereunder, which were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, require that PTC provide Company shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the payment of certain compensation that will or may become payable by PTC to its named executive officers in connection with the Merger, as disclosed in the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Golden Parachute Compensation” beginning on page 53 of this proxy statement.
Company shareholders are asked to indicate their approval of the compensation that will or may become payable by PTC to its named executive officers in connection with the Merger. These payments are set forth in the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Golden Parachute Compensation” beginning on page 53 of this proxy statement and the accompanying footnotes. In general, the various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of the Company’s overall compensation program for its named executive officers, and previously have been disclosed to Company shareholders as part of the “Compensation Discussion and Analysis” and related sections of the Company’s annual proxy statements. These historical arrangements were adopted and approved by the Compensation and People Committee of the Board, which is composed solely of independent directors, and are believed to be reasonable and in line with marketplace norms.
Accordingly, PTC is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the shareholders of PTC Inc. approve, ratify and confirm, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “The Merger—Interests of the Directors and Executive Officers of PTC in the Merger—Golden Parachute Compensation” in the Company’s proxy statement for the Special Meeting of shareholders.”
Company shareholders should note that this proposal is not a condition to consummation of the Merger, and as an advisory vote, the result will not be binding on PTC, the Board or Schneider. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on, or otherwise relates to, the Merger in accordance with the terms and conditions applicable to those payments.
Vote Required and Board Recommendation
The affirmative vote of a majority of the shares of Company common stock present at the Special Meeting or represented by proxy and voting on the Merger-Related Compensation Proposal, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the Merger-Related Compensation Proposal. Abstentions and broker non-votes, if any, will have no effect on the Merger-Related Compensation Proposal.
Board Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL.

MARKET PRICES
Company common stock is listed on Nasdaq under the symbol “PTC.” The closing price of Company common stock on October 2, 2026, the last full trading day prior to the Board’s approval of the Merger Agreement, was $144.03. On November 12, 2026, the latest practicable trading day before the date of this proxy statement, the closing price of Company common stock was $196.25 per share. Following the Merger, there will be no further market for shares of Company common stock, and PTC anticipates that its stock will be delisted from Nasdaq and deregistered under the Exchange Act. As a result, following the Merger and such deregistration, PTC would no longer file periodic reports with the SEC.
As of the Record Date, there were 108,633,154 shares of Company common stock outstanding, held by approximately 751 shareholders of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the total number of shares of Company common stock beneficially owned and the percentage of the shares so owned as of November 10, 2026 by:
•	each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of Company common stock based solely on public filings made by such owners with the SEC;
•	each director;
•	each named executive officer; and
•	all directors and current executive officers as a group.
The percentage ownership information is based on 108,633,154 shares of Company common stock outstanding as of November 10, 2026.
The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Company common stock subject to equity awards or other rights held by such person that such person has the right to acquire within 60 days after November 10, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person and are not considered outstanding for purposes of shares entitled to vote as of the Record Date. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Number of outstanding shares beneficially owned	Percentage of beneficial ownership(1)
5% Shareholders
T. Rowe Price(2) 1307 Point Street, Baltimore, MD 21231	13,063,201	12.03%
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	12,258,557	11.28%
Vanguard Capital Management(4) 100 Vanguard Blvd, Malvern, PA, 19355	8,912,767	8.20%
State Street Corporation(5) One Congress Street, Suite 1, Boston MA 02114	6,458,451	5.95%
Director or Officer(6)
Mark Benjamin	11,183	*
Robert Bernshteyn	4,382	*
Janice Chaffin	43,597	*
Michal Katz	4,875	*
Corinna Lathan	6,679	*
James Lico	1,336	*
Trac Pham	2,612	*
Neil Barua	218,077(7)	*
Robert Dahdah	42,737(8)	*
Jennifer DiRico	10,524(9)	*
Aaron von Staats	50,425(10)	*
All directors and executive officers as a group (12 persons)	409,451(11)	*

*	Represents beneficial ownership of less than 1%.
(1)	For purposes of determining the percentage of common stock outstanding, the number of shares deemed outstanding consists of the 108,633,154 shares outstanding as of November 10, 2026.
(2)
As reported on Schedule 13G/A filed August 14, 2026, T. Rowe Price is an investment adviser that has sole voting power over 12,568,696 of such shares and sole dispositive power over all 13,063,201 shares.

(3)
As reported on Schedule 13G/A filed February 5, 2025, BlackRock, Inc. is a parent holding company that has beneficial ownership of the shares reported through its subsidiaries. BlackRock has sole voting power over 11,382,524 of such shares and sole dispositive power over all 12,258,557 shares.

(4)
As reported on Schedule 13G filed on April 30, 2026, Vanguard Capital Management is an investment adviser that has sole voting power over 1,177,545 of such shares and sole dispositive power over all 8,912,767 shares.

(5)
As reported on Schedule 13G filed August 7, 2026, State Street Corporation is an investment advisor and parent holding company that has beneficial ownership of the shares reported through its subsidiaries. State Street has shared voting power over 4,276,695 of such shares and shared dispositive power over 6,452,323 shares.

(6)
Shares beneficially owned by the Company’s directors and officers are based on information available to us and applicable regulations. This does not constitute an admission by any shareholder that such shareholder beneficially owns the shares listed. Unless otherwise indicated, each shareholder has sole voting and investment power over the shares listed.

(7)	Includes 125,600 restricted stock units that will vest on or before January 9, 2027.
(8)	Includes 30,219 restricted stock units that will vest on or before January 9, 2027.
(9)	Includes 10,524 restricted stock units that will vest on or before January 9, 2027.
(10)	Includes 30,763 restricted stock units that will vest on or before January 9, 2027.
(11)	Includes an aggregate of 206,799 restricted stock units that will vest on or before January 9, 2027.

APPRAISAL RIGHTS
Under Massachusetts law, a shareholder of a Massachusetts corporation may be entitled to appraisal rights, and payment of the “fair value” of their shares in cash as determined by a court, in the event of a merger, but such rights do not always apply. Fair value for these purposes means the value of the shares immediately before the effective time, excluding any element of value arising from the expectation or accomplishment of the Merger unless such exclusion would be inequitable.
Section 13.02(a)(1) of the MBCA provides, among other things, that shareholders are not entitled to appraisal rights in a merger in which shareholders already holding marketable securities receive cash and/or marketable securities of the surviving corporation in the merger, and in which no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if her or his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than 5% of the voting shares of all classes and series of the corporation’s equity in the aggregate. As of the date of this proxy statement, this provision of the MBCA has not been the subject of judicial interpretation, and the determination whether shareholders are entitled to appraisal rights in this transaction ultimately involves complex factual determinations. PTC reserves the right to contest the availability of appraisal rights and the validity of any purported demand for appraisal in connection with the Merger and to assert the applicability of the foregoing exception. PTC also reserves the right to raise such additional arguments, if any, that it may have in opposition to appraisal.
Any shareholder who believes that they are entitled to appraisal rights and who wishes to preserve their appraisal rights should carefully review Part 13 of the MBCA (the “Appraisal Statute”), attached as Annex C to this proxy statement, which sets forth the procedures to be complied with in perfecting any such rights. Failure to strictly comply with the procedures specified in the Appraisal Statute would result in the loss of any appraisal rights to which such shareholder may otherwise be entitled.
Overview of Appraisal Rights
Appraisal rights offer shareholders the ability to demand payment of the fair value of their shares of Company common stock in the event they are dissatisfied with the merger consideration that they are to receive in connection with the Merger. Shareholders who perfect any appraisal rights that they may have and follow certain procedures in the manner prescribed by the Appraisal Statute may be entitled to have their shares converted into the right to receive from PTC such cash consideration as may be determined to be due pursuant to the Appraisal Statute.
Only a holder of record of shares of Company common stock (or a beneficial holder of such shares acting with the written consent of the holder of record) may exercise appraisal rights, and if a holder exercises appraisal rights, such shareholder must exercise such rights with respect to all shares of Company common stock owned by such holder. The following discussion is not a complete statement of the law pertaining to appraisal rights under the Appraisal Statute and is qualified in its entirety by the full text of the Appraisal Statute, which is attached to this proxy statement as Annex C. Please read the Appraisal Statute carefully, because exercising appraisal rights involves several procedural steps, and failure to follow appraisal procedures could result in the loss of such rights. Shareholders should consult with their advisors, including legal counsel, in connection with any demand for appraisal.
Shareholders who perfect their rights to appraisal in accordance with the Appraisal Statute and do not thereafter withdraw their demands for appraisal or otherwise lose their appraisal rights (if such rights exist), in each case in accordance with the Appraisal Statute, will be entitled to pursue appraisal of their shares in court and, if a court determines that appraisal rights exist, to obtain payment of the fair value of their shares of Company common stock, together with interest. Shareholders should be aware that the fair value of their shares of Company common stock as determined pursuant to the Appraisal Statute could be more than, the same as or less than the merger consideration. In the event that a court determines that appraisal rights do not exist, shareholders who perfected their rights to appraisal in accordance with the Appraisal Statute and pursued appraisal rights will receive the merger consideration.

Notice of Shareholder Intent to Demand Payment
A shareholder who wishes to assert appraisal rights must deliver written notice of such shareholder’s intent to demand payment to PTC’s principal offices at the following address and must not vote, or cause or permit to be voted, such shareholder’s shares for the Merger Proposal:
PTC Inc.
121 Seaport Boulevard
Boston, MA 02210
Attention: General Counsel
If PTC does not receive a shareholder’s written notice of intent to demand payment prior to the vote at the Special Meeting or if such shareholder votes, or causes or permits to be voted, such shareholder’s shares of Company common stock in favor of the Merger Proposal, such shareholder will not be entitled to appraisal rights under the provisions of the MBCA (if such rights exist) and will instead only be entitled to receive the merger consideration. The submission of a proxy card voting “against” or “abstaining” on the Merger Proposal will not constitute sufficient notice of a shareholder’s intent to demand payment to satisfy Part 13 of the MBCA. A shareholder’s written notice is effective on the earliest of (i) receipt by PTC, (ii) five (5) days after it was deposited in the United States mail (postpaid and correctly addressed) to PTC, or (iii) the date shown on a return receipt, if sent by registered or certified mail, return receipt requested or, if sent by messenger or delivery service, the date shown on the return receipt signed by or on behalf of PTC.
Appraisal Notice and Form
If the Merger is completed, within ten (10) days after the effective time of the Merger, PTC must deliver a written appraisal notice (the “Appraisal Notice”) and a form containing certain information (the “Shareholder Certification Form”) to all shareholders who properly provided notice of intent to demand payment and did not vote, or cause or permit to be voted, such shareholder’s shares for the Merger Proposal. The Appraisal Notice must be accompanied by a copy of the Appraisal Statute and the Shareholder Certification Form, which will specify the date of the first announcement to shareholders of the principal terms of the Merger (i.e., October 5, 2026) (the “Merger Announcement Date”). The Appraisal Notice must state:
•
where the Shareholder Certification Form must be returned, where certificates for certificated shares must be deposited and the date by which such certificates must be deposited which date may not be earlier than the Shareholder Certification Form Deadline (as defined below) (the “Certificate Deposit Deadline”);

•
the date by which the Shareholder Certification Form must be received by PTC (the “Shareholder Certification Form Deadline”), which may not be fewer than forty (40) nor more than sixty (60) days after the date the Appraisal Notice and Shareholder Certification Form are sent, and that the shareholder shall have waived the right to demand appraisal with respect to such shares unless the Shareholder Certification Form is received by PTC by such specified date;

•	PTC’s estimate of the “fair value” of the shares of Company common stock, as determined in accordance with the Appraisal Statute;
•
that, if requested in writing, PTC will provide within ten (10) days after the Shareholder Certification Form Deadline the number of shareholders who have returned the Shareholder Certification Forms by the Shareholder Certification Form Deadline and the total number of shares owned by them; and

•
the date by which the shareholder may withdraw their notice of intent to demand payment, which date must be within twenty (20) days after the Shareholder Certification Form Deadline (the “Withdrawal Deadline”).

Perfection of Rights; Right to Withdraw
The Shareholder Certification Form requires that a shareholder intending to demand appraisal rights certify: (i) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before the Merger Announcement Date, and (ii) that the shareholder did not vote for the Merger Proposal. If the shareholder does not return the completed form by the Shareholder Certification Form Deadline, such shareholder will be deemed to have accepted payment of the merger consideration in full satisfaction of PTC’s obligations under the Appraisal Statute. A shareholder who wishes to exercise appraisal rights must certify on the Shareholder

Certification Form whether the beneficial owner of the shares acquired beneficial ownership before the Merger Announcement Date. If a shareholder fails to make this certification, PTC may elect to treat the shareholder’s shares as After-Acquired Shares (as defined and discussed below). In addition, a shareholder who wishes to exercise appraisal rights must execute and return the Shareholder Certification Form and, in the case of certificated shares, deposit the certificates in accordance with the terms of the Appraisal Notice. Once a shareholder deposits such shareholder’s certificates or, in the case of uncertificated shares, returns the executed Shareholder Certification Form, the shareholder loses all rights as a shareholder unless the shareholder withdraws from the appraisal process by notifying PTC in writing by the Withdrawal Deadline. A shareholder who does not withdraw from the appraisal process by the Withdrawal Deadline may not later withdraw without PTC’s written consent. A shareholder who does not execute and return the Shareholder Certification Form and deposit the share certificates by the Shareholder Certification Form Deadline or the Certificate Deposit Deadline, respectively, is not entitled to payment under the Appraisal Statute.
Assertion of Rights by Nominees and Beneficial Owners
A record shareholder may assert appraisal rights as to fewer than all the shares registered in such shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of Company common stock owned by the beneficial shareholder and notifies PTC in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders. A beneficial shareholder may assert appraisal rights as to shares of Company common stock held on behalf of the shareholder only if the shareholder submits to PTC the record shareholder’s written consent to the assertion of such rights with respect to all shares of Company common stock that are beneficially owned by the beneficial shareholder no later than the Shareholder Certification Form Deadline.
Payment for Shares Acquired Before Merger Announcement Date
Except with respect to After-Acquired Shares, within thirty (30) days after the Shareholder Certification Form Deadline, PTC must pay in cash to those shareholders who complied with the procedural requirements for perfecting their appraisal rights the amount PTC estimates to be the fair value of their shares, plus interest. The fair value of the shares is the value of the shares immediately before the effective time of the Merger, excluding any element of value arising from the expectation or accomplishment of the Merger, unless exclusion would be inequitable. Interest accrues from the effective time of the Merger until the date of payment, at the average rate currently paid by PTC on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
The foregoing payment to each shareholder must be accompanied by (i) recent financial statements of PTC, (ii) a statement of PTC’s estimate of the fair value of the shares, which estimate must equal or exceed PTC’s estimate given in the Appraisal Notice, and (iii) a statement that shareholders who complied with the procedural requirements for perfecting their appraisal rights have the right to demand further payment and that, if the shareholder does not do so within the applicable time period, such shareholder will be deemed to have accepted the payment in full satisfaction of PTC’s obligations under the Appraisal Statute.
A shareholder who has been paid for their shares of Company common stock and is dissatisfied with the amount of the payment must notify PTC in writing of such shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less the payment already made. A shareholder who fails to notify PTC in writing of their demand to be paid such shareholder’s stated estimate of the fair value plus interest within thirty (30) days after receiving PTC’s payment waives the right to demand payment and will be entitled only to the payment made by PTC based on PTC’s estimate of the fair value of the shares.
Offer to Pay for After-Acquired Shares
PTC may withhold payment from any shareholder who did not certify that beneficial ownership of all of such shareholder’s shares for which appraisal rights are asserted was acquired before the Merger Announcement Date (the “After-Acquired Shares”). If PTC elects to withhold payment, within thirty (30) days after the Shareholder Certification Form Deadline, it must provide such shareholders notice of certain information, including recent financial statements of PTC, PTC’s estimate of fair value and such shareholders’ right to accept PTC’s estimate of fair value, plus interest, in full satisfaction of their demands or to demand appraisal. Those shareholders who wish to accept PTC’s offer must notify PTC of their acceptance within thirty (30) days after receiving the offer. Within ten (10) days after receiving a shareholder’s acceptance, PTC must pay in cash the amount it offered in full satisfaction of the accepting shareholder’s demand.
A shareholder offered payment who is dissatisfied with that offer must reject the offer and demand payment of such shareholder’s stated estimate of the fair value of the shares plus interest. A shareholder who fails to notify PTC in writing of their demand to be paid such shareholder’s stated estimate of the fair value plus interest within thirty (30) days after receiving PTC’s offer of payment waives the right to demand payment and will be entitled only to the payment offered by PTC based on PTC’s estimate of the fair value of the shares.
Those shareholders who do not reject PTC’s offer in a timely manner, or who otherwise do not satisfy the requirement outlined above for demanding appraisal, will be deemed to have accepted PTC’s offer, and PTC must pay to them in cash the amount it offered to pay within forty (40) days after sending the payment offer.
Procedures if Shareholder is Dissatisfied with Payment or Offer
If a shareholder makes a demand for payment which remains unsettled, PTC must commence an equitable proceeding in Suffolk County Superior Court, Commonwealth of Massachusetts, within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If PTC does not commence the proceeding within the sixty (60)-day period, it must pay in cash to each shareholder the amount the shareholder demanded plus interest. PTC must make all shareholders whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties must be served with a copy of the petition. Each shareholder made a party to the proceeding is entitled to judgment: (i) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by PTC to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder’s shares for which PTC elected to withhold payment.
The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it, and the shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.
Court Costs and Counsel Fees
The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess any costs against PTC, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the Appraisal Statute.
The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (i) against PTC and in favor of any or all shareholders demanding appraisal if the court finds PTC did not substantially comply with its requirements under the Appraisal Statute; or (ii) against either PTC or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the Appraisal Statute.
If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against PTC, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited. To the extent PTC fails to make a required payment pursuant to the Appraisal Statute, the shareholder may sue directly for the amount owed and, to the extent successful, will be entitled to recover from PTC all costs and expenses of the suit, including counsel fees.

OTHER MATTERS
The sole business that may be considered at the Special Meeting consists of the matters set forth in the Notice of Special Meeting accompanying this proxy statement.

FUTURE SHAREHOLDER PROPOSALS
If the Merger is consummated, we will have no public shareholders, and there will be no public participation in any future meetings of Company shareholders. However, if the Merger is not consummated, or if the Company is otherwise required to do so under applicable law, we expect to hold an annual meeting of shareholders at a future date.
The deadline to receive shareholder proposals under Rule 14a-8 of the Exchange Act to be considered for inclusion in the Company’s proxy statement for the 2027 annual meeting was August 25, 2026 (which is 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the prior year’s annual meeting of shareholders). If the date of the 2027 annual meeting is changed by more than 30 days from the anniversary date of the previous year’s annual meeting on February 11, 2026, then the deadline will be a reasonable time before we begin to print and mail proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.
Shareholder proposals submitted for consideration at the 2027 annual meeting but not submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 must be made not less than ninety (90) days or more than one hundred twenty (120) days before December 23, 2026 (the anniversary of the date on which the Company mailed its proxy materials for the 2026 annual meeting). However, if the annual meeting is not scheduled to occur within thirty (30) days before or after February 11, 2027 (the anniversary of the 2026 annual meeting), the written notice must be received by the Company not later than the close of business on the later of the one hundred twentieth (120th) day before the date of such annual meeting or the tenth (10th) day after the day on which notice of the date of the 2027 annual meeting is mailed or other public disclosure of the date of the 2027 annual meeting was made, whichever first occurs.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, Company shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide timely notice that sets forth the information required by Rule 14a-19 under the Exchange Act. If the 2027 annual meeting is more than 30 days before or after February 11, 2027, then notice that sets forth the information required by Rule 14a-19 under the Exchange Act must be provided no later than the later of 60 days prior to the 2027 annual meeting or the 10th day following the day on which public announcement of the date of the 2027 annual meeting is first made by the Company.
Each shareholder shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations promulgated thereunder and the Company’s bylaws with respect to the matters set forth above. Nothing above mentioned shall be deemed to affect the right of the Company to omit a proposal from the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

HOUSEHOLDING INFORMATION
SEC rules permit PTC and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements by delivering a single proxy statement to an address shared by two or more of Company shareholders, unless contrary instructions have been received in advance according to certain procedures. In cases of such contrary instructions, each shareholder continues to receive a separate proxy statement.
Accordingly, Company shareholders holding their shares in a brokerage account or bank account that share the same surname and address generally receive only one copy of the notice or materials. This practice conserves natural resources and reduces duplicate mailings and associated printing and postage costs. If you would like to receive a separate copy of the notice and/or the proxy statement, as applicable, or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your notice or proxy card. We will deliver such additional copies promptly upon receipt of such request. Company shareholders receiving multiple copies at the same address may request that they receive only one. To do so, please submit your request to the address or phone number that appears on your notice or proxy card.

WHERE YOU CAN FIND MORE INFORMATION
PTC files annual, quarterly and current reports, proxy statements and other information with the SEC. You may access this information at the SEC’s internet website that contains reports, proxy statements and other information regarding issuers, including PTC, who file electronically with the SEC. The address of that site is www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this proxy statement.
You may obtain any document we file without charge through the SEC website at www.sec.gov, on our website at www.ptc.com or upon written request to PTC Inc., 121 Seaport Boulevard, Boston, MA 02210, Attention: Corporate Secretary, (781) 370-5000. If you request any of these documents from us, we will mail them to you by first-class mail, or similar means. Exhibits will be provided upon request.
If you have any questions about this proxy statement, the Special Meeting, the Merger Agreement or the Merger or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10010
Shareholders May Call: (877) 750-8226 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

MISCELLANEOUS
PTC has supplied all information relating to PTC, and Schneider has supplied, and PTC has not independently verified, all of the information relating to Schneider and Merger Sub contained in the sections entitled “Summary—Parties Involved in the Merger” beginning on page 3 of this proxy statement, “The Merger—Parties Involved in the Merger” beginning on page 27 of this proxy statement and “The Merger—Financing of the Merger” beginning on page 56 of this proxy statement.
The cost of this proxy solicitation will be borne by PTC. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Company common stock. You should not send in your PTC stock certificates until you receive transmittal materials after the Merger is consummated.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement to vote on the Merger. PTC has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated November 13, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

Execution Version
AGREEMENT AND PLAN OF MERGER

by and among:

SCHNEIDER ELECTRIC SE,
a société européenne organized under the laws of France;

GRAND SLAM MERGER SUB, INC.
a Massachusetts corporation;

and

PTC INC.,
a Massachusetts corporation
Dated as of October 4, 2026

EXHIBITS

Exhibit A	Certain Definitions
Exhibit B	Form of Articles of Organization of the Surviving Corporation

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of October 4, 2026, by and among: SCHNEIDER ELECTRIC SE, a société européenne organized under the laws of France (“Parent”); GRAND SLAM MERGER SUB, INC, a Massachusetts corporation and a wholly owned Subsidiary of Parent (“Merger Sub”); and PTC INC, a Massachusetts corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.
RECITALS
A. Parent, Merger Sub and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) in accordance with this Agreement and the Massachusetts Business Corporation Act (the “MBCA”). Upon consummation of the Merger, Merger Sub will cease to exist and the Company will become a wholly owned Subsidiary of Parent.
B. The respective boards of directors of Parent, Merger Sub and the Company have approved this Agreement and the transactions contemplated hereby.
AGREEMENT
The parties to this Agreement, intending to be legally bound, agree as follows:
Section 1. THE TRANSACTION
1.1 The Merger.
(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Parent, Merger Sub and the Company shall cause Merger Sub to be merged with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).
1.2 Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the MBCA.
1.3 Closing; Effective Time. Parent, Merger Sub and the Company shall consummate the Contemplated Transactions (the “Closing”) by means of a virtual closing through electronic exchange of signatures at 8:00 a.m. (Eastern Time) on a date to be jointly designated by Parent and the Company, which shall be no later than the fifth (5th) Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), or at such other place, time or date as Parent and the Company may agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” The Merger shall become effective at the time of the filing of the duly executed articles of merger with the Secretary of the Commonwealth of Massachusetts or at such later time as may be mutually agreed by Parent and the Company in writing and specified in the articles of merger (the time at which the Merger becomes effective, the “Effective Time”).
1.4 Articles of Organization and Bylaws of the Surviving Corporation; Directors and Officers of the Surviving Corporation. Unless otherwise mutually agreed by Parent and the Company prior to the Effective Time:
(a) at the Effective Time, the Articles of Organization of the Surviving Corporation shall be amended and restated to conform to Exhibit B;
(b) at the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, which shall conform with the rights and responsibilities of the Surviving Corporation under this Agreement, including the provisions of Section 5.6; and
(c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who were the directors and officers of Merger Sub immediately prior to the Effective Time.

1.5 Conversion of Shares.
(a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any shareholder of the Company:
(i) any shares of Company Common Stock held by the Company, by any wholly owned Subsidiary of the Company, in the Company’s treasury or, directly or indirectly, by Parent, Merger Sub or any other wholly owned Subsidiary of Parent immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;
(ii) except as provided in Section 1.5(a)(i), and subject to Sections 1.5(b), 1.7 and 1.8, each share of Company Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive $205.00 in cash, without interest (the “Merger Consideration”); and
(iii) each share of the common stock, $0.01 par value per share, of Merger Sub outstanding immediately prior to the Effective Time will be converted into one share of common stock of the Surviving Corporation.
(b) If, during the period commencing on the date of this Agreement and ending at the earlier of (i) the valid termination of this Agreement pursuant to Section 7.1 and (ii) the Effective Time (the “Pre-Closing Period”), the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if a stock dividend is declared by the Company during the Pre-Closing Period, or a record date with respect to any such event occurs during the Pre-Closing Period, then the Merger Consideration will be adjusted to the extent appropriate to provide the same economic effect as contemplated by this Agreement prior to such action.
1.6 Closing of the Company’s Transfer Books. At the Effective Time: (a) all shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time (each such certificate, a “Company Stock Certificate”) or uncertificated shares of Company Common Stock represented by book-entry positions (each such share, an “Uncertificated Company Share”) shall cease to have any rights as shareholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Company Stock Certificate or Uncertificated Company Share is presented to the Paying Agent or to the Surviving Corporation or Parent, such Company Stock Certificate or Uncertificated Company Share shall be canceled and shall be exchanged as provided in Section 1.7.
1.7 Exchange of Company Stock Certificates.
(a) On or prior to the Closing Date, Parent shall select Parent’s transfer agent (after consultation with the Company) or another reputable bank or trust company reasonably acceptable to the Company to act as paying agent in the Merger (the “Paying Agent”). At or promptly after the Effective Time, Parent shall deposit (or cause to be deposited) with the Paying Agent cash sufficient to make payments of the entire Merger Consideration payable pursuant to Section 1.5(a)(ii). Such cash amount so deposited with the Paying Agent is referred to as the “Exchange Fund.” In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 1.5, Parent shall promptly deposit, or cause to be deposited, additional cash with the Paying Agent in an amount that is equal to the deficiency, which additional funds will be deemed to be part of the Exchange Fund. Parent shall cause the Exchange Fund to be (A) held for the benefit of the holders of Company Common Stock and (B) applied promptly to make payments pursuant to Section 1.5. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 1.5, except as expressly provided for in this Agreement. The Exchange Fund may be invested by the Paying Agent as directed by Parent.
(b) Promptly after the Effective Time, Parent shall cause the Paying Agent to mail to the Persons who, as of the Effective Time, were record holders of Company Stock Certificates: (i) a notice advising such holder of the effectiveness of the Merger; (ii) a letter of transmittal in customary form as reasonably acceptable to each of Parent, the Company and the Paying Agent (including a provision confirming that delivery of a Company Stock Certificate will be effected, and risk of loss and title to such Company Stock Certificate will pass, only upon proper delivery of such Company Stock Certificate to the Paying Agent); and (iii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for Merger Consideration. Upon surrender of a Company Stock Certificate to the Paying Agent for exchange, together with the delivery of a duly executed letter of transmittal and such other customary documents as may be reasonably required by the Paying Agent in connection with the surrender of such Company Stock Certificate, Parent shall cause the Paying Agent to mail to such Person, as promptly as reasonably practicable thereafter, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 1.7(h)) equal to the Merger Consideration multiplied by the number of shares of Company Common Stock formerly represented by such Company Stock Certificate, in full satisfaction of all rights pertaining to such shares, and the Company Stock Certificate so surrendered shall be canceled. Until surrendered as contemplated by this Section 1.7(b), each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive Merger Consideration as contemplated by Section 1.5.
(c) Any holder of Uncertificated Company Shares will not be required to deliver a Company Stock Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration payable with respect to such Uncertificated Company Shares. Upon receipt of an “agent’s message” in customary form after the Effective Time with respect to such holder, Parent shall cause the Paying Agent to mail to such Person, as promptly as reasonably practicable thereafter, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 1.7(h)) equal to the Merger Consideration multiplied by the number of Uncertificated Company Shares transferred, in full satisfaction of all rights pertaining to such shares, and the Uncertificated Company Shares so transferred shall be canceled. The Paying Agent shall accept transferred Uncertificated Company Shares upon compliance with such reasonable instructions as the Paying Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. Until transferred as contemplated by this Section 1.7(c), each Uncertificated Company Share shall be deemed, from and after the Effective Time, to represent only the right to receive Merger Consideration as contemplated by Section 1.5.
(d) In the event of a transfer of ownership of any shares of Company Common Stock which are not registered in the transfer records of the Company, payment of Merger Consideration may be made to a Person other than the holder in whose name the Company Stock Certificate formerly representing such shares or Uncertificated Company Shares is registered if: (i) any such Company Stock Certificate is properly endorsed or otherwise in proper form for transfer; and (ii) such holder has paid any fiduciary or surety bonds and any transfer or other similar Taxes required by reason of the payment of such Merger Consideration to a Person other than such holder (or has established to the reasonable satisfaction of Parent that such bonds and Taxes have been paid or are not applicable).
(e) If any Company Stock Certificate is lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the payment of any Merger Consideration with respect to the shares of Company Common Stock previously represented by such Company Stock Certificate, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such reasonable amount as Parent may direct) as indemnity against any claim that may be made against the Paying Agent, Parent or the Surviving Corporation with respect to such Company Stock Certificate. No interest will be paid or will accrue on any Merger Consideration payable to holders of Company Stock Certificates or in respect of Uncertificated Company Shares.
(f) Any portion of the Exchange Fund that remains undistributed to former holders of shares of Company Common Stock as of the date that is 12 months after the date on which the Merger becomes effective will be delivered to Parent upon demand, and any former holders of shares of Company Common Stock who have not theretofore surrendered their Company Stock Certificates, or complied with the procedures established by the Paying Agent for transfer of Uncertificated Company Shares, in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for Merger Consideration.
(g) If any Company Stock Certificate has not been surrendered, or any Uncertificated Company Share has not been transferred, by the earlier of (i) the fifth anniversary of the date on which the Merger becomes effective and (ii) the date immediately prior to the date on which the Merger Consideration that such Company Stock Certificate or Uncertificated Company Share represents the right to receive would otherwise escheat to or become the property of any Governmental Body, then such Merger Consideration shall, to the extent permitted by applicable Legal Requirements, become the property of Parent, free and clear of any claim or interest of any

Person previously entitled thereto. None of Parent, the Surviving Corporation or the Paying Agent shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any Merger Consideration delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.
(h) Notwithstanding any other provision of this Agreement, each of the Company, Parent, the Surviving Corporation and the Paying Agent shall be entitled to (i) deduct and withhold (or cause to be deducted or withheld) from any consideration payable or otherwise deliverable pursuant to this Agreement, such amounts as may be required to be deducted or withheld therefrom under any Legal Requirement and (ii) timely request any necessary Tax forms to minimize any such deductions or withholdings, including IRS Form W-9 or the appropriate series of IRS Form W-8, as applicable, or any similar forms, from the Company or any other Person before a payment is made to the Company or such other Person, as applicable, pursuant to this Agreement. To the extent such amounts are so deducted or withheld and timely paid to the appropriate Governmental Body, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.
1.8 Dissenting Shares.
(a) Notwithstanding Section 1.5, if required by the MBCA (but only to the extent required thereby) shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted, or caused or permitted to be voted, any shares in favor of the Merger or consented thereto in writing and who has demanded and perfected such holder’s right to appraisal for such shares in accordance with Part 13 of the MBCA, if such Part 13 of the MBCA is determined by a court of competent jurisdiction to be applicable, shall not be converted into the right to receive the Merger Consideration, but instead and in lieu thereof, shall have the right to receive payment from Parent with respect to such shares in accordance with the MBCA (such shares being referred to as “Dissenting Shares”, until such time as such holder fails to perfect, properly withdraws or otherwise loses the right to appraisal or if a court of competent jurisdiction shall otherwise determine that such shareholder is not entitled to the relief provided under Part 13 of the MBCA).
(b) If any Dissenting Shares lose their status as such (through failure to perfect or otherwise) or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided under Part 13 of the MBCA, then, effective as of the later of the Effective Time and the date of loss of such status, such shares will be deemed automatically to have been converted into, and shall represent only, the right to receive Merger Consideration in accordance with Section 1.5(a)(ii), without interest thereon, upon surrender of the Company Stock Certificate representing such shares or, if such shares are Uncertificated Company Shares, upon compliance with the procedures established by the Paying Agent for the transfer of such Uncertificated Company Shares, in each case in accordance with Section 1.7.
(c) The Company shall give Parent: (i) prompt notice of any demand for appraisal received by the Company prior to the Effective Time pursuant to the MBCA, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the MBCA and relating to any demand for appraisal; and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demand, notice or instrument relating to any demand for appraisal. The Company shall not make any payment, settlement offer or commitment prior to the Effective Time with respect to any such demand, notice or instrument unless Parent has given its prior written consent to such payment or settlement offer.
1.9 Further Action.
If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of the Company and Merger Sub, then the officers and directors of Parent and the Surviving Corporation shall be fully authorized (in the name of the Company, in the name of Merger Sub or otherwise) to take such action.
Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent and Merger Sub as follows (it being understood that the representations and warranties contained in this Section 2 are subject to: (a) the exceptions and disclosures set forth in the Company Disclosure Letter (subject to Section 8.6); and (b) the disclosures in any Company SEC Report filed with the SEC on or after January 1, 2024 and at least two Business Days before the date of this Agreement (but (i) without giving effect to any amendment thereto filed with the SEC thereafter, (ii) excluding any disclosure contained under the heading “Risk Factors” or any similar heading or caption, any disclosure of risks included in any “forward-looking statements” disclaimer and any other statement or other disclosure that is similarly predictive or forward-looking, and (iii) excluding any Company SEC Reports that are not publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) on the date at least two Business Days before the date of this Agreement)); provided that clause (b) shall not qualify the representations and warranties in Section 2.1(b), 2.3, 2.20, 2.22 or 2.23:
2.1 Subsidiaries; Due Organization; Etc.
(a) Part 2.1(a) of the Company Disclosure Letter contains an accurate and complete list, as of the date of this Agreement, of the name and jurisdiction of organization of each Subsidiary of the Company. Neither the Company nor any of the other Acquired Companies owns any capital stock of, or any equity interest of any nature in, any other Entity other than another Acquired Company or equity securities of publicly traded Entities acquired for cash management or passive investment purposes in the ordinary course of business. None of the Acquired Companies is obligated to make, or is bound by any Contract under which it is or may become obligated to make, any future investment in or capital contribution to any other Entity except to any other Acquired Company.
(b) Each of the Acquired Companies is duly organized, validly existing and in good standing (in jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used, except, in each case, as would not reasonably be expected to have a Material Adverse Effect on the Company. Each of the Acquired Companies is qualified to do business as a foreign entity and is in good standing (in jurisdictions that recognize the concept of good standing), under the laws of all jurisdictions where the character of its properties and assets owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect on the Company.
2.2 Articles of Organization and Bylaws. The Company has Made Available to Parent true, complete and correct copies of the articles of organization, bylaws and other charter and organizational documents of the Company and each of the Company’s Significant Subsidiaries as in effect as of the date of this Agreement. No Acquired Company is in violation of any of the provisions of the articles of organization or bylaws (or equivalent charter and organizational documents) of such Entity, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies as a whole.
2.3 Capitalization, Etc.
(a) The authorized capital stock of the Company consists of: (i) 500,000,000 shares of Company Common Stock; and (ii) 5,000,000 shares of preferred stock, $0.01 par value per share (“Company Preferred Stock”). As of 5:00 p.m. (Eastern Time) on October 2, 2026 (the “Company Listing Date”): (A) 108,632,228 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive rights. There are no shares of Company Common Stock held by any of the Company’s Subsidiaries. There is no Company Contract relating to the voting or registration of any shares of Company Common Stock. Except pursuant to the Company Equity Plan and the agreements evidencing outstanding Company Equity Awards issued thereunder, none of the Acquired Companies is under any obligation, or is bound by any Contract pursuant to which it is, or may become, obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities of the Company.
(b) As of 5:00 p.m. (Eastern Time) on the Company Listing Date: (i) 1,664,842 shares of Company Common Stock are reserved for future issuance pursuant to the Company’s 2016 Employee Stock Purchase Plan (the “Company ESPP”); (ii) 2,065,200 shares of Company Common Stock were issuable upon settlement or vesting of outstanding Company restricted stock units (“Company RSUs”) (which includes Company PSUs at target); (iii) no shares of Company Common Stock were subject to stock appreciation rights, whether granted under the Company Equity Plan or otherwise; (iv) no Company Equity Awards were outstanding other than those granted under the Company Equity Plan; and (v) 3,730,869 shares of Company Common Stock were reserved for future issuance pursuant to Company Equity Awards not yet granted under the Company Equity Plan.
(c) The Company has Made Available to Parent, as of the Company Listing Date: (i) the Company Equity Plan (if any) pursuant to which each outstanding Company Equity Award was granted; (ii) the identification number of the holder of such Company Equity Award; (iii) the number of shares of Company Common Stock subject to such Company Equity Award (including, for Company Equity Awards subject to performance-based vesting requirements, if any, both the target and the maximum number of shares of Company Common Stock); (iv) the date on which such Company Equity Award was granted; and (v) the applicable vesting schedule, and the extent to which such Company Equity Award is vested (collectively, the “Company Listing Date Information”).
(d) Except (x) as set forth in Sections 2.3(a) and 2.3(b) and in the Company Listing Date Information, (y) for changes since 5:00 p.m. (Eastern Time) on the Company Listing Date resulting from the vesting of Company RSUs, in each case, outstanding as of the Company Listing Date and in accordance with their terms and (z) as may be issued in compliance with Section 4.2(b)(ii): (i) the Company does not have any shares of capital stock or other equity interests outstanding; and (ii) there is no (A) outstanding equity-based compensation award, subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of any of the Acquired Companies, (B) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Acquired Companies or (C) stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which any of the Acquired Companies is, or may become, obligated to sell or otherwise issue any shares of its capital stock or any other securities.
(e) All outstanding shares of Company Common Stock, options, warrants, equity-based compensation awards (whether payable in equity, cash or otherwise) and other securities of the Acquired Companies have been issued and granted in compliance with all applicable Legal Requirements.
(f) All outstanding Company RSUs were issued and granted in compliance with the Company Equity Plan and all applicable Legal Requirements.
(g) All of the outstanding shares of capital stock of each of the Company’s Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights (other than in favor of the Company or a wholly owned Subsidiary of the Company), and are owned directly or indirectly by the Company (except for de minimis equity interests held by a third party for local regulatory reasons), free and clear of any Encumbrances, other than Permitted Encumbrances and restrictions on transfer under applicable securities laws.
2.4 SEC Filings; Financial Statements.
(a) The Company has timely filed or furnished all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents required to be filed or furnished by the Company with the SEC since January 1, 2024 (the “Company SEC Reports”). None of the Company’s Subsidiaries is required to file any documents with the SEC. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Company SEC Reports complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be); and (ii) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to each annual report on Form 10-K and each quarterly report on Form 10-Q included in the Company SEC Reports, the principal executive officer and principal financial officer of the Company have made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act (each such required certification, a “Certification”), and the statements contained in each Certification are accurate and complete in all material respects as of its date. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. As of the date of this

Agreement, there are no unresolved comments issued by the staff of the SEC with respect to any of the Company SEC Reports. As of the date of this Agreement, to the Knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC.
(b) The consolidated financial statements (including any related notes and auditor reports) contained or incorporated by reference in the Company SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not be material in amount to the Acquired Companies, taken as a whole); and (iii) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby. No financial statements of any Person other than the Acquired Companies are required by GAAP to be included in the consolidated financial statements of the Company.
(c) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the applicable requirements of the Exchange Act and has been designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(d) Since January 1, 2024, to the Knowledge of the Company, the Company has not had: (i) any significant deficiency or material weakness in the design or operation of its internal control over financial reporting that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud that involves management or any other employee who has (or has had) a significant role in the Company’s internal control over financial reporting.
(e) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures comply with the applicable requirements of the Exchange Act and have been designed to ensure that all material information concerning the Acquired Companies is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents.
(f) Since January 1, 2024, none of the Acquired Companies has entered into or effected any securitization transactions or any “off-balance sheet arrangements” of the type required to be disclosed pursuant to Item 303 of Regulation S-K under the Exchange Act.
(g) The reserves reflected in such financial statements have been determined and established in accordance with GAAP in all material respects and have been calculated in a consistent manner.
2.5 Absence of Changes. Between the date of the Company Balance Sheet and the date of this Agreement: (a) there has not been any Material Adverse Effect on the Company; (b) the Acquired Companies have conducted their respective businesses in the ordinary course of business in all material respects consistent with past practice and (c) none of the Acquired Companies has taken any action, or authorized, approved, committed, agreed or offered to take any action, that if taken during the Pre-Closing Period would require Parent’s consent under Section 4.2(b)(i), Section 4.2(b)(iii), Section 4.2(b)(iv), Section 4.2(b)(v), Section 4.2(b)(vii), Section 4.2(b)(viii), Section 4.2(b)(ix), Section 4.2(b)(xii), Section 4.2(b)(xiii), Section 4.2(b)(xiv), Section 4.2(b)(xv), Section 4.2(b)(xvi), Section 4.2(b)(xvii), Section 4.2(b)(xviii)(B) and Section 4.2(b)(xix).
2.6 Title to Tangible Assets. Except with respect to real property or Intellectual Property Rights, the Acquired Companies own, and have good and valid title to, all material tangible assets owned or purported to be owned by them, including: (a) all material assets reflected on the Company Balance Sheet; and (b) all other material assets reflected in the books and records of the Acquired Companies as being owned by the Acquired Companies. All of such material assets are owned by the Acquired Companies free and clear of any Encumbrances, except for Permitted Encumbrances (including those Permitted Encumbrances listed on Part 2.6 of the Company Disclosure Letter).
2.7 Real Property; Equipment; Leasehold.
(a) None of the Acquired Companies owns any real property or any interest in real property as of the date of this Agreement. Part 2.7(a) of the Company Disclosure Letter sets forth an accurate and complete list, as of the date of this Agreement, of all Leases. The Company has Made Available to Parent accurate and complete copies of all Leases. To the Knowledge of the Company, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, all of the Leases are valid and in full force and effect, except that such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Legal Requirement now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a Legal Proceeding or in equity), none of the Leases have been modified, amended or supplemented, in writing or otherwise, all rents, additional rents and other amounts due pursuant to each Lease have been paid and there is no default or event which, with the passage of time, the giving of notice or both, would become a material default by any party under any Lease. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, there are no subleases, licenses, occupancy agreements or other contractual obligations that grant the right of use or occupancy of any Leased Real Property to any Person other than the Acquired Companies, and there is no Person in possession of any Leased Real Property other than the Acquired Companies, except in each case in a manner that would not interfere in any material respect with the Company’s use of such Leased Real Property in the ordinary course of business.
(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, all items of equipment and other tangible assets owned by or leased to the Acquired Companies (including the Leased Real Property) are adequate for the uses to which they are being put and are in good and safe condition and repair (ordinary wear and tear excepted).
2.8 Intellectual Property; Data Privacy and Security.
(a) The Company has Made Available to Parent schedule(s) accurately identifying in all material respects each Patent and Trademark (excluding domain names that are not material) of Registered IP, and each other item of Registered IP that is material to the Company, in which any Acquired Company has (or purports to have) an ownership interest as of the date hereof (collectively, “Company Registered IP”).
(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Acquired Companies exclusively own all right, title and interest in and to all Company IP, free and clear of any Encumbrances, except for Permitted Encumbrances. Without limiting the generality of the foregoing, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company: (i) each Person (including any current and former employee, consultant and contractor of the Acquired Companies) who is or was involved in the creation, invention, contribution or development of any Intellectual Property Rights for or on behalf of any Acquired Company has assigned (pursuant to present-tense assignment language in assignment agreements entered into in the United States (or that are otherwise subject to United States law) and in any other jurisdictions where such language is required to effect a transfer of ownership) in writing to an Acquired Company all of such Person’s right, title and interest in and to such Intellectual Property Rights (to the extent such rights do not vest initially in an Acquired Company by operation of law), and no such Person owns or has any right, claim, interest or option in, to or under any such Intellectual Property Rights, including any material right to further remuneration or consideration; (ii) no funding, facilities or resources of any Governmental Body, university, college, other educational institution, multi-national, bi-national or international organization or research center was used in the development or creation of any Company IP (any such entity, a “Governmental Research Entity”) in any manner or under any circumstances that gives or has given any Governmental Research Entity any ownership in, or rights (including license rights) to, any Company IP; (iii) each Acquired Company has taken reasonable measures to maintain the confidentiality of its Trade Secrets included in the Company IP and any Trade Secrets of a third Person used by or licensed to the Acquired Companies, to which the Acquired Companies are subject to an obligation of confidentiality pursuant to a Company Contract, and, to the Knowledge of the Company, since January 1, 2024, there has been no unauthorized access, use or disclosure of such Trade Secrets; (iv) none of the Acquired Companies is or has been a member of, made any submission or contribution to, or is subject to any Contract with, any forum, consortium, patent pool, standards body or similar organization (each, a “Standards Organization”) that does or would obligate any Acquired Company to agree to grant or offer a license to any Company IP; and (v) the Acquired Companies own or otherwise have sufficient rights in, and after the Closing the Surviving Corporation will continue to own or otherwise have sufficient rights in, all Intellectual Property Rights necessary to conduct the business of the Acquired Companies as currently conducted (provided that the foregoing clause (v) shall not be interpreted as a representation or warranty regarding the infringement, misappropriation or other violation of Intellectual Property).
(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, all Company Registered IP is subsisting, and to the Knowledge of the Company, valid and enforceable. Without limiting the generality of the foregoing and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company with respect to each item of Company Registered IP, (A) all necessary registration, maintenance and renewal fees have been paid, and all necessary documents and certificates have been filed with the United States Patent and Trademark Office or equivalent authority or registrar anywhere in the world, as the case may be, for the purposes of maintaining such Company Registered IP, and each such item is currently in compliance with formal Legal Requirements (including payment of filing, examination, and maintenance fees and proofs of use); and (B) all necessary assignments, changes of name and other instruments necessary to perfect the rights of the Acquired Companies in any Company IP that is Registered IP and to record an Acquired Company as the sole record owner of each item of Company Registered IP have been duly executed and validly recorded in a timely manner with the appropriate Governmental Body or domain name registrar, as applicable. Since January 1, 2024, no court or arbitration Legal Proceeding or, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, opposition Legal Proceeding in the patent or trademark office of any jurisdiction, is or has been pending or, to the Knowledge of the Company, threatened in writing, in which the ownership, use, validity or enforceability of any Company IP is being or has been contested or challenged (other than routine prosecution activities of patent, trademark or copyright offices that do not involve adversarial claims by third parties).
(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, neither the execution, delivery or performance of this Agreement nor the consummation of any of the Contemplated Transactions will, with or without notice or lapse of time, result in, or give any other Person the right or option to cause or declare any of the following (including if a Consent is required to avoid any of the following): (i) any new grant, assignment or transfer to any other Person of any license or other right, immunity, or interest under, in or to any Company IP; (ii) any Acquired Company being newly bound by, or subject to, any use, exploitation, assertion or enforcement of Intellectual Property Rights anywhere in the world in the field of the business of the Acquired Companies; or (iii) any Acquired Company being newly obligated to pay or being obligated to pay any increased royalties or other amounts to, any Person with respect to Intellectual Property Rights, in each case of (i) through (iii), other than as a result of any Contract to which any Parent Entity is a party or by which any Parent Entity or any of its assets (including any of its Intellectual Property Rights) is bound as of immediately prior to the Effective Time.
(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, (i) to the Knowledge of the Company, no Company Product nor the operation of the business of any Acquired Company has infringed, misappropriated or otherwise violated, or infringes, misappropriates or otherwise violates, any Intellectual Property Right of any other Person and (ii) no Acquired Company has (A) received any written notice from any third Person (including any cease & desist letter, invitation to license or indemnity claim) or (B) been involved in any Legal Proceeding (and, to the Knowledge of the Company, no Legal Proceeding has been threatened against any Acquired Company in writing), in each case of (A) and (B), alleging that any Company Product or the operation of the business of any Acquired Company infringes, misappropriates or otherwise violates the Intellectual Property Rights of any other Person. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, no Company IP is being infringed, misappropriated or otherwise violated by any other Person.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, none of the Acquired Companies has delivered, licensed or disclosed to any Person, agreed to deliver, license or disclose to any Person, or permitted the delivery or disclosure to any escrow agent or other Person of any Source Material owned or purported to be owned by the Acquired Companies (“Company Source Material”) that is for any Company Product or Company Software, except for disclosures to employees, consultants, service providers or contractors under binding written agreements that prohibit use or disclosure except in the performance of services to the Acquired Companies. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, neither the execution, delivery or performance of this Agreement nor the consummation of any of the Contemplated Transactions will, with or without notice or lapse of time, result in the delivery, license or disclosure of (or a requirement that any Acquired Company or other Person deliver, license or disclose) any Company Source Material that is for any Company Product or Company Software to any escrow agent or other Person (including delivery or disclosure by an escrow agent to any other Person).
(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, no Open Source Software contained in, incorporated into or linked to any Company Software has been used by the Acquired Companies in any manner that does, or would be expected to (i) impose or purport to impose a requirement or condition that an Acquired Company grant a license under or to, or refrain from asserting or enforcing, its Intellectual Property Rights or (ii) with respect to any Company Product or Company Software, or any portion thereof, require it to be: (A) offered, disclosed, distributed or made available in source code form; (B) licensed for the purpose of making modifications or derivative works; or (C) redistributable at no or minimal charge. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each Acquired Company has at all times complied with, and is currently in compliance with, all of the licenses, conditions, and other requirements applicable to Open Source Software incorporated into, linked to, or distributed with, any Company Software.
(h) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, the Processing of Personal Data by or, to the Knowledge of the Company, on behalf of the Acquired Companies has complied and complies with: (i) the Acquired Companies’ written policies and notices relating to the privacy or security of Personal Data; (ii) Company Contracts to the extent involving the Processing of Personal Data; and (iii) applicable Information Privacy and Security Laws and binding industry standards (including to the extent applicable, the PCI DSS) ((i)-(iii), collectively, the “Privacy and Security Requirements”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, each Acquired Company has obtained informed consents and given notices to the extent required by applicable Information Privacy and Security Law.
(i) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, the Acquired Companies have taken reasonable steps (including implementing, maintaining and monitoring compliance with organizational, physical and technical measures with respect to information security) to protect (i) the integrity, physical and electronic security and continuous operation of the Company IT Systems controlled by the Acquired Companies and (ii) all Personal Data and Trade Secrets stored thereon or Processed thereby against unauthorized access, acquisition, use, modification, alteration or disclosure.
(j) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, as of the date hereof, all of the Company Software and Company Products are operational and fit for their intended uses and conform with their documentation and none of the Company Software or Company Products fail to comply with any applicable warranty or other contractual commitment relating to the use, functionality, or performance of such Company Software or Company Product. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, there have not been, and there are no, written claims asserted against the Acquired Companies or, to the Knowledge of the Company, any of its customers, end users or distributors, alleging that the Company Products or Company Software fail to comply with any applicable warranty or other contractual commitment, nor, to the Knowledge of the Company, have there been any written threats thereof.

(k) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, since January 1, 2024, there have been no cyberattacks, data breaches (including ransomware attacks), violations, outages, disruptions, or other unauthorized uses of or accesses to any Company IT Systems, or any breaches, losses, thefts, misuses or the rendering unavailable of, or unauthorized access to or use of, any data stored thereon or Processed thereby or any Personal Data or Trade Secrets otherwise owned, Processed, or controlled by or on behalf of any of the Acquired Companies, other than those that were resolved without material cost and liability and without a duty to notify any Person under applicable Information Privacy and Security Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, each Acquired Company has assessed the security of the Company IT Systems in accordance with generally recognized industry standards taking into account the volume and sensitivity of Personal Data and Trade Secrets Processed by the Acquired Companies, and addressed and remediated or is in the process of remediating, any “critical” and “high” risk threats or deficiencies identified in any security risk audits, assessments or penetration testing.
(l) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, no Acquired Company (i) is subject to any pending or, since January 1, 2024, to the Knowledge of the Company, threatened, Legal Proceeding alleging a violation of any Information Privacy and Security Laws; or (ii) has received since January 1, 2024, any written claim, complaint, allegation, or any enforcement or investigation notice or audit request from a Governmental Body or other Person relating to any such alleged violation. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the execution, delivery and performance of this Agreement and the Contemplated Transactions comply with all applicable Information Privacy and Security Laws.
(m) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each Acquired Company has taken reasonable measures to secure all Company Products and Company Software prior to selling, distributing, conveying, deploying or making them available and has made patches and updates to such Company Products and Company Software in accordance with generally recognized industry standards. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, no Company Product or Company Software contains (i) any bug, defect or error that adversely affects the value, use, functionality or performance of such Company Software or Company Product, or any product or Company IT System containing or used in conjunction with such Company Software or Company Product, or (ii) any listening or recording device of which the user or customer is not made aware, or any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry), software routine, disabling codes or instructions or other vulnerabilities, faults or any other code designed or intended to have, or capable of performing, any of the following functions: (A) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, information Processed by Company Products or Company Software, or any Company IT System on which such code is stored or installed; or (B) damaging or destroying any data or file without the user’s consent. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, since January 1, 2024, the Company Products have not caused any failures or crashes or introduced any bugs, other defects or malicious code in or to any information technology or computer systems of any other Person, nor caused any cyberattacks or breaches to or of any such systems, or losses or theft of any data stored thereon or Processed thereby; provided that, for the avoidance of doubt, the foregoing representation is in respect of information technology and computer systems of any other Person and not of Company Products themselves.
(n) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company IT Systems (i) are in good repair, ordinary wear and tear excepted, and in operating condition to effectively perform all information technology operations reasonably necessary to conduct each Acquired Company’s business as currently conducted, (ii) do not contain any viruses or other computer code intentionally designed to disrupt, disable, or harm in any manner the operation of, or to provide unauthorized access to, any IT System or data stored thereon or Processed thereby and (iii) since January 1, 2024, have not failed, broken down or continued to perform in a substandard manner that has caused a disruption or interruption in or to the operation of any Acquired Company’s business. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, since January 1, 2024, each Acquired Company has implemented and maintained reasonable backup, security and disaster recovery technology, plans, procedures and facilities consistent with all applicable Privacy and Security Requirements, and the Acquired Companies carry out periodic audits and tests of their backup, security and disaster recovery technology, plans, procedures and facilities.
Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in Section 2.5, this Section 2.8, Section 2.9, Section 2.10, Section 2.19 and Section 2.23 are the only representations and warranties being made by the Company in this Agreement with respect to Intellectual Property Rights, privacy or data security (including Privacy and Security Requirements), IT Systems and Company Software.
2.9 Material Contracts.
(a) The Company has Made Available to Parent an accurate and complete copy of each of the following Company Contracts (each, excluding any Company Plans and Leases, a “Material Contract”):
(i) any material joint venture agreement or similar Contract involving a sharing of profits or revenue based on equity ownership in a Person with any Person that is not an Acquired Company, other than (A) Contracts requiring payment to or by any Acquired Company of license fees in an aggregate amount below $10,000,000 per annum or (B) any reseller or channel partner agreement or commercial partnership agreement;
(ii) any Company Inbound License and any Company Outbound License;
(iii) any Contract: (A) relating to the disposition or acquisition after the date of this Agreement by any Acquired Company of any assets or any business (whether by merger, sale or purchase of assets, sale or purchase of stock or equity ownership interests or otherwise) for consideration in excess of $20,000,000; or (B) pursuant to which any Acquired Company will acquire any interest, or will make an investment, in any other Person, other than another Acquired Company and other than in equity securities of publicly traded Entities acquired solely for cash management or passive investment purposes in the ordinary course of business, of more than $20,000,000, in each case outside of the ordinary course of business;
(iv) any Contract (A) imposing any restriction in any material respect on the right or ability of any Acquired Company or (after the Effective Time) Parent and its Subsidiaries to engage in any line of business or compete with, or provide any service to, any other Person or in any geographic area; (B) that grants exclusive rights to license, market, sell or deliver any product or service of any Acquired Company or (after the Effective Time) Parent and its Subsidiaries; (C) that contains any “most favored nation” or similar provision in favor of the counterparty; (D) that contains a right of first refusal, first offer or first negotiation or any similar right with respect to a material asset owned by an Acquired Company; or (E) that provides for a “sole source” or similar relationship or contains any provision that requires the purchase of all or any portion of an Acquired Company’s or (after the Effective Time) Parent’s and its Subsidiaries’ requirements from any third party other than any such Contracts that (1) may be canceled without material liability to the Company or its Subsidiaries upon notice of 90 days or less, or (2) that would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies as a whole or (after the Effective Time) to Parent and its Subsidiaries;
(v) each Contract that provides to another Person the right to purchase, license or otherwise acquire an unlimited quantity of or unlimited usage of Company Products (based on any Acquired Company’s ordinary pricing metrics for such Company Products) for a fixed aggregate price or at no additional charge (including through “enterprise wide,” “unlimited use” or “all you can eat” provisions) in each case, other than Contracts entered into with customers in the ordinary course of business;
(vi) any mortgage, indenture, guarantee, loan, credit agreement, security agreement or other Contract relating to the borrowing of money, extension of credit or granting of an Encumbrance (other than a Permitted Encumbrance), in each case, for a principal amount in excess of $100,000,000, other than: (A) accounts receivable and accounts payable; (B) loans to, guarantees of obligations of, or capital contributions to direct or indirect wholly owned Subsidiaries of the Company, in each case, arising or provided in the ordinary course of business consistent with past practice; (C) accrued expenses in the ordinary course of business; (D) extensions of credit to customers in the ordinary course of business and (E) letters of credit in the ordinary course of business;

(vii) any Contract that creates any obligation under any interest rate, currency or commodity derivative or hedging transaction (other than any such transaction in the ordinary course of business);
(viii) any (A) Contract with a Major Customer involving ARR of more than $2,000,000 individually, and (B) Contract with a Major Supplier;
(ix) any settlement of a Legal Proceeding: (A) that materially restricts or imposes any material obligation which remains in effect after the date hereof on any Acquired Company (including co-existence agreements and any material settlement Contracts restricting registrations, use or licensing of material Company IP) or materially disrupts the business of any of the Acquired Companies as currently conducted; or (B) that would require any of the Acquired Companies to pay consideration valued at more than $5,000,000 in the aggregate after the date of this Agreement;
(x) any Government Contract with a customer (excluding distributors and resellers) generating ARR in excess of $10,000,000, other than purchase orders and other order forms with a value of $1,000,000 or less individually (each such Government Contract, a “Specified Government Contract”);
(xi) any Contract (other than a Contract evidencing any Company Equity Award on the form or forms used by the Company in the ordinary course of business and Made Available to Parent): (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any security of the Company, other than any non-disclosure agreement or similar Contract; (B) providing any Person with any preemptive right, right of participation, right of maintenance or any similar right with respect to any security of the Company; or (C) providing any Person with any right of first refusal or similar right with respect to, or right to repurchase or redeem, any security of the Company;
(xii) any Contract not disclosed against another subsection of this Section 2.9(a) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act);
(xiii) Collective Bargaining Agreements or other Contracts with any labor union or other employee representative body; and
(xiv) any other Contract that is not listed in subsections (i)-(xii) above and that contemplates or involves the payment or delivery of cash or other consideration by or to any Acquired Company in an amount or having a value in excess of $10,000,000 over the 12-month period following the date of this Agreement, or contemplates or involves the performance of services by or for any Acquired Company having a value in excess of $10,000,000 over the 12-month period following the date of this Agreement, other than a Contract or purchase order for the sale or purchase of products or services in the ordinary course of business.
(b) Each Company Contract that constitutes a Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, subject to the Enforceability Exceptions, except as would not reasonably be expected to have a Material Adverse Effect on the Company. None of the Acquired Companies, and, to the Knowledge of the Company, no other Person, has materially violated or breached, or committed any material default under, any Company Contract that constitutes a Material Contract. To the Knowledge of the Company, as of the date hereof, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to: (i) result in a material violation or breach of any of the provisions of any Material Contract; (ii) give any Person the right to declare a material default or exercise any remedy under any Material Contract; (iii) give any Person the right to accelerate the maturity or performance of any Material Contract; or (iv) give any Person the right to cancel, terminate or modify any Material Contract. Between January 1, 2024 and the date hereof, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible material violation or breach of, or material default under, any Material Contract. The Company has Made Available to Parent an accurate and complete copy of each Material Contract.
2.10 Company Products. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, no Acquired Company is obligated to, and no Acquired Company has indicated that it would (a) provide any recipient of any Company Product or prototype (or any other Person) with any upgrade, improvement or enhancement of a Company Product or prototype, except as a part of the Acquired Company’s standard maintenance and support program or (b) design or develop a new product, or a customized, improved or new version of a Company Product, for any other Person.

2.11 Major Customers and Suppliers.
(a) Part 2.11(a) of the Company Disclosure Letter sets forth an accurate and complete list of the Company’s 20 largest customers (excluding distributors and resellers), determined based on customer ARR as of the end of the third quarter of fiscal year 2026 (each, a “Major Customer”). To the Knowledge of the Company, no Acquired Company has any pending material dispute with any Major Customer. No Acquired Company has received any written notice or, to the Knowledge of the Company, other communication from any Major Customer to the effect that such Major Customer will not continue as a customer of any of the Acquired Companies or to the effect that such Major Customer intends to terminate or materially reduce the expected benefits to the Acquired Company of any existing Contract with any of the Acquired Companies.
(b) Part 2.11(b) of the Company Disclosure Letter sets forth an accurate and complete list of the Company’s 20 largest suppliers, determined based on amounts paid to such suppliers for the fiscal year to date as of September 27, 2026 (each, a “Major Supplier”). To the Knowledge of the Company, no Acquired Company has any pending material dispute with any Major Supplier. No Acquired Company has received any written notice or, to the Knowledge of the Company, other communication from any Major Supplier to the effect that such Major Supplier will likely not continue as a supplier of any of the Acquired Companies or to the effect that such Major Supplier intends to terminate or materially reduce the expected benefits to the Acquired Company of any existing Contract with any of the Acquired Companies.
2.12 Liabilities. None of the Acquired Companies has any Liability of any nature, other than: (a) liabilities identified as such in the “liabilities” column of the Company Balance Sheet; (b) liabilities that have been incurred by the Acquired Companies since the date of the Company Balance Sheet in the ordinary course of business; (c) liabilities for performance of obligations of the Acquired Companies under Company Contracts, other than liabilities arising from a breach of any Company Contract; (d) liabilities and obligations incurred in connection with the preparation and negotiation of this Agreement or pursuant to this Agreement or in connection with the Contemplated Transactions; and (e) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.
2.13 Compliance with Legal Requirements.
(a) Each of the Acquired Companies is, and has at all times in the last five (5) years, been, in compliance with all applicable Legal Requirements, except for such non-compliance as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, in the last five (5) years, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Body or other Person regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.
(b) None of the Acquired Companies, and no director, officer, or, to the Knowledge of the Company, other employee, agent or third party acting on behalf of any of the Acquired Companies, has, since January 1, 2024, violated, conspired to violate or aided and abetted the violation of any applicable anticorruption, anti-bribery, anti-money laundering or campaign finance or political donations Legal Requirement, including the Foreign Corrupt Practices Act of 1977, as amended, and the United Kingdom Bribery Act of 2010 (collectively, the “Anticorruption Laws”), except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole.
(c) No Acquired Company or any of its directors, officers or employees, or, to the Knowledge of the Company, agent or third party acting on behalf of any of the Acquired Companies is a Sanctioned Person, nor is any Acquired Company located, organized or resident in a Sanctioned Country and the Acquired Companies are currently in compliance with, and at all times since April 24, 2019, have been in compliance with any applicable Sanctions, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole.
(d) In the last five (5) years, no Acquired Company has exported, reexported, or transferred any article, item, component, software, technology, service or technical data, or taken any other act, in violation of any Export Control Law, and each of the Acquired Companies has prepared and timely applied for, and obtained and complied with, all licenses, registrations and other authorizations for export, re-export, deemed (re) export, transfer or import required in accordance with applicable Export Control Law for the conduct of its business, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole.
(e) There are not now, nor have there been since April 24, 2019, any formal or informal proceedings, allegations, investigations, or inquiries pending, expected or, to the Knowledge of the Company, threatened against any Acquired Company or any of their respective directors, officers or employees concerning violations or potential violations of, or conduct sanctionable under, any Sanctions, Anticorruption Laws or Export Control Law, and since April 24, 2019, none of the Acquired Companies has disclosed to any Governmental Body information that establishes or indicates that an Acquired Company violated or may have violated any Sanctions, Anticorruption Laws or Export Control Law applicable to the Acquired Companies, or is aware of any circumstances that might give rise to an investigation in the future, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole.
(f) The Acquired Companies have, and have implemented and enforce, policies, procedures and controls reasonably designed to promote compliance in all material respects with Anticorruption Laws, Sanctions and Export Control Law.
(g) No Acquired Company is, or has been, since April 24, 2019: (a) registered, or required to be registered, with the U.S. Department of State’s Directorate of Defense Trade Controls (“DDTC”) as a manufacturer, exporter, temporary importer, or provider of defense services, or as a broker; (b) engaged in manufacturing, exporting, temporarily importing, or brokering defense articles, furnishing defense services, or exporting technical data, in each case as defined in the ITAR; or (c) in possession of, or required to hold, any license, agreement, or other approval issued by DDTC under the ITAR; or (d) required to make any filing, notification, or report to DDTC under the ITAR.
(h) No Acquired Company is, or has been, since April 24, 2019, (a) engaged in any activity that is subject to, or regulated by, the U.S. Department of Energy regulations at 10 C.F.R. Part 810 or the U.S. Nuclear Regulatory Commission regulations at 10 C.F.R. Part 110, (b) required to hold, or required to have held, any general or specific authorization or license, under Part 810 or Part 110, or (c) required to make any filing, report, or notification under Part 810 or Part 110.
2.14 Governmental Authorizations. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (i) the Acquired Companies hold, and have at all times in the last five (5) years held, all Governmental Authorizations, and have made all filings required under applicable Legal Requirements, necessary to enable the Acquired Companies to conduct their respective businesses in the manner in which such businesses are currently being conducted; (ii) all such Governmental Authorizations are valid and in full force and effect; and (iii) each Acquired Company is, and in the last five (5) years, has been, in compliance with the terms and requirements of such Governmental Authorizations. Between January 1, 2024, and the date of this Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Body regarding (A) any actual or possible material violation of or material failure to comply with any term or requirement of any material Governmental Authorization or (B) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization. Since January 1, 2024, none of the Acquired Companies has received any material grant, incentive or subsidy from any Governmental Body.
2.15 Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company:
(a) (i) all Tax Returns required to be filed by or on behalf of each Acquired Company (A) have been filed on or before the applicable due date (including any extensions of such due date) and (B) are true, correct and complete; and (ii) all Taxes for which each Acquired Company is liable have been timely paid or accrued (in accordance with GAAP);
(b) no extension or waiver of the limitation period or any power of attorney applicable to any Tax of any Acquired Company (by the Company or any other Person) is currently in effect;
(c) (i) no audit, claim or Legal Proceeding relating to Taxes of any Acquired Company is pending or, to the Knowledge of the Company, threatened and, in each case, that has not been resolved; (ii) no deficiency for

Taxes that remains unpaid has been proposed or assessed by any Governmental Body against any Acquired Company; and (iii) no written claim has ever been made by any Governmental Body in a jurisdiction where an Acquired Company does not file a Tax Return that it is or may be subject to Tax in that jurisdiction;
(d) other than Permitted Encumbrances, there are no Encumbrances relating to Taxes upon any asset of any Acquired Company;
(e) in the two years prior to the date of this Agreement, no Acquired Company has constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in connection with a distribution of stock qualifying for tax-free treatment under Sections 355 and 361 of the Code;
(f) (i) no Acquired Company has any Liability for the Taxes of another Person (other than another Acquired Company) under Treasury Regulation Section 1.1502-6 (or any similar state, local or foreign Legal Requirement), as a transferee, as a successor or by Contract, except for an agreement (A) solely between the Acquired Companies or (B) entered into in the ordinary course of business and not primarily related to the allocation or sharing of Taxes, and (ii) except for a group of which the Company is the common parent and which includes only the Acquired Companies, no Acquired Company has been a member of an affiliated, consolidated, or unitary group for Tax purposes;
(g) no Acquired Company is a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract (except for an agreement (i) solely between Acquired Companies or (ii) entered into in the ordinary course of business and not primarily related to the allocation or sharing of Taxes);
(h) no Acquired Company has ever participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or a similar transaction under any similar Legal Requirement; (i) no Acquired Company will be required, or has agreed, to include any items of income in, or exclude any material items of deduction from, taxable income for a taxable period ending after the Closing as a result of: (i) any change in accounting method pursuant to Section 481 or 263A of the Code (or any comparable provision under any state, local or foreign Tax Legal Requirements) as a result of transactions or events occurring, or accounting methods employed, prior to the Closing; (ii) deferred intercompany gain described in the Treasury Regulations under Section 1502 of the Code (or any similar provision of any state, local or foreign Tax Legal Requirements) arising from any transaction that occurred prior to the Closing; (iii) any installment sale or open transaction that occurred outside the ordinary course of business prior to the Closing; (iv) any prepaid amount, advanced amount or deferred revenue received outside the ordinary course of business prior to the Closing; (v) any election under Sections 367 or 1503(d) of the Code made prior to the Closing; or (vi) use of an improper method of accounting prior to the Closing;
(j) no Acquired Company has entered into any “closing agreement” as described in Section 7121 of the Code (or any similar state, local or foreign Legal Requirement), and no Acquired Company has requested, has received or is subject to any written ruling of a Governmental Body or has entered into any similar written agreement with a Governmental Body with respect to any Taxes, in each case, which would be binding on an Acquired Company after the Closing; and
(k) no Acquired Company (i) is or has been resident for Tax purposes in a country outside of its country of organization or incorporation; or (ii) has, or has ever had, a permanent establishment or other taxable presence in any country other than its country of organization or incorporation;
(l) each Acquired Company is not and has not, in the five (5)-year period ending on the date of this Agreement, been a “United States Real Property Holding Corporation” within the meaning of Section 897 of the Code;
(m) each Acquired Company has properly and timely withheld from each payment or deemed payment made to each Company Associate, its past and present suppliers, creditors, shareholders and other third parties all Taxes and other deductions required to be withheld and has duly and timely paid such withheld amounts to the proper Governmental Bodies and complied with all reporting and record retention requirements related to such Taxes; and
(n) each Acquired Company has complied with all escheat and unclaimed property laws.

Notwithstanding any other provision of this Agreement, this Section 2.15 and Section 2.16 each only to the extent they relate to Taxes, shall contain the sole and exclusive representations and warranties of the Company under Section 2 of this Agreement with respect to Taxes.
2.16 Employee and Labor Matters; Benefit Plans.
(a) Except as prohibited by data privacy protections or under applicable Legal Requirement (in which case, the name of such individual and other identifying information may be redacted to the extent necessary to comply with such protections and applicable Legal Requirement), as soon as reasonably practical following the date hereof, the Company shall provide Parent with an employee census that sets forth a list of all employees of the Acquired Companies as of the date hereof, including each such individual’s (i) name or employee ID number, (ii) job title, (iii) hourly rate or annual base salary (as applicable), (iv) hire date or service commencement date, (v) employment status as active or on leave (including type of leave and anticipated return to work date, if any), (vi) work location, (vii) classification as exempt or non-exempt under the Fair Labor Standards Act or other applicable employment standards legislation, (viii) annual incentive compensation opportunity (whether payable in cash or equity) and (ix) visa status (if applicable).
(b) Part 2.16(b) of the Company Disclosure Letter sets forth a list of each Collective Bargaining Agreement. To the Knowledge of the Company, there is no union, works council, employee representative or other labor organization, which, pursuant to any applicable Legal Requirement, must provide consent or otherwise be notified or consulted, or with which negotiations need to be conducted, in connection with any of the Contemplated Transactions. There is no (i) unfair labor practice complaint, charge or suit pending or, to the Knowledge of the Company, threatened against any Acquired Company before the U.S. National Labor Relations Board or any similar body or Entity in the United States or any other country in which any Acquired Company has employees or performs services, (ii) slowdown, strike, group work stoppage, or similar labor dispute pending or, to the Knowledge of the Company, threatened by or with respect to any employees of the Acquired Companies, or (iii) pending or, to the Knowledge of the Company, threatened union organizing activity by a labor union seeking to represent any employees of the Acquired Companies, in each case, that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each individual that renders or has, since January 1, 2024, rendered services to any of the Acquired Companies that is or was classified as a Contract Worker or other non-employee status or as an exempt or non-exempt employee is properly classified as such under applicable Employment Laws.
(d) Each Acquired Company is, and since January 1, 2024, each Acquired Company has been, in compliance with all Employment Laws, except where the failure to so comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. None of the Acquired Companies are delinquent in payments to any employee of an Acquired Company for any earned and payable wages, overtime, salaries, commissions, bonuses, fees and other compensation for any services performed, as of the date of this Agreement, for any Acquired Company, except where the failure to so pay has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. As of the date of this Agreement, none of the Acquired Companies are delinquent in any legally required payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, worker’s compensation, social security or other similar employment-related benefits or obligations (other than routine payments to be made in the ordinary course of business consistent with past practice) except where the failure to pay has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(e) To the Knowledge of the Company, since January 1, 2024, no allegation, complaint, charge or claim (formal or informal) of sexual harassment, sexual assault, sexual misconduct, gender discrimination, racial or ethnic discrimination, or harassment on the basis of gender or race (a “Misconduct Allegation”) has been made against any person who is or was an officer, director, or an employee at the level of Senior Vice President or above of any Acquired Company in such person’s capacity as such. Since January 1, 2024, no Acquired Company has entered into any settlement agreement relating to any Misconduct Allegation against any Acquired Company or any person who is or was an officer, director, or an employee at the level of Senior Vice President or above of any Acquired Company.
(f) Since January 1, 2024, none of the Acquired Companies has had any “plant closings” or “mass layoffs” (in each case, as defined in the WARN) or other terminations for which notices were not timely and properly provided in accordance with the WARN. In the 90-day period immediately prior to the date hereof, the Acquired Companies have not carried out any “employment loss” (as defined in WARN), layoff or material reduction in hours of work that would reasonably be expected to create any material liabilities for the Company.
(g) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, to the Knowledge of the Company, no employee or officer of the Acquired Companies is in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement, non-solicitation agreement, restrictive covenant or other obligation (i) to the Acquired Companies or (ii) to a former employer of any such employee or officer relating to (A) the right of any such employee or officer to be employed by the Acquired Companies or (B) to the knowledge or use of trade secrets or proprietary information.
(h) Part 2.16(h) of the Company Disclosure Letter contains an accurate and complete list, as of the date of this Agreement, of each material Company Plan (or forms of material Company Plans to the extent that such Company Plans do not materially differ from the form) and separately identifies each material Company Plan that is maintained, sponsored, contributed to, or required to be contributed to, by the Company or its Subsidiaries primarily for the benefit of employees outside of the United States (each, a “Foreign Company Plan”). The Company has Made Available to Parent (or, in the case of certain Foreign Company Plans identified on Part 2.16(h) of the Company Disclosure Letter, will Make Available to Parent no later than 30 days following the date hereof), in each case, to the extent applicable: (i) accurate and complete copies of each material Company Plan (or, with respect to any unwritten Company Plan, a written description of each material term thereof), including all amendments thereto; (ii) the most recent summary plan description, together with summaries of the material modifications thereto, if any, required under ERISA with respect to each material Company Plan; (iii) the most recently filed annual report (Form 5500 Series and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Company Plan; (iv) the trust agreement, insurance Contract or other funding instrument, if any, with respect to each material Company Plan; (v) all discrimination tests required under the Code for each Company Plan intended to be qualified under Section 401(a) of the Code for the three most recent plan years; (vi) the most recent IRS determination or opinion letter issued with respect to each Company Plan intended to be qualified under Section 401(a) of the Code; and (vii) all material correspondence to or from any Governmental Body within the past three years with respect to any Company Plan.
(i) Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company, (i) each Company Plan has been established, maintained and operated in all material respects in accordance with its terms and in compliance in all material respects with all applicable Legal Requirements, including ERISA and the Code; (ii) any Company Plan intended to be qualified under Section 401(a) of the Code and each trust intended to be qualified under Section 501(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code and, to the Knowledge of the Company, no event has occurred since the date of the most recent determination that would reasonably be expected to adversely affect such qualification; (iii) no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Plan; (iv) there is no audit, inquiry or Legal Proceeding pending or, to the Knowledge of the Company, threatened or reasonably anticipated by the IRS, DOL or any other Governmental Body with respect to any Company Plan; (v) none of the Acquired Companies or any ERISA Affiliate has ever incurred any material penalty or Tax with respect to any Company Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code or any material penalty or Tax under applicable Legal Requirements; and (vi) each of the Acquired Companies and ERISA

Affiliates have timely made all contributions and other payments required by and due under the terms of each Company Plan, and, to the extent not yet due, such contributions and other payments have been adequately accrued in the consolidated financial statements (including any related notes) contained or incorporated by reference in the Company SEC Reports.
(j) Since January 1, 2021, none of the Acquired Companies, and none of their respective ERISA Affiliates, has maintained, established, sponsored, participated in, or contributed to, or been obligated to contribute to or has any Liability in respect of, any: (i) Company Pension Plan subject to Title IV of ERISA or Section 412 of the Code; (ii) “multiemployer plan” within the meaning of Section (3)(37) of ERISA; or (iii) plan described in Section 413 of the Code. No Company Plan is or has been funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code. No Company Plan subject to ERISA holds stock issued by the Company or any of its current ERISA Affiliates as a plan asset. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company, the fair market value of the assets of each funded Foreign Company Plan, the Liability of each insurer for any Foreign Company Plan funded through insurance, or the book reserve established for any Foreign Company Plan, together with any accrued contributions, is sufficient to procure or provide in full for the accrued benefit obligations, with respect to all current and former participants in such Foreign Company Plan according to the reasonable actuarial assumptions and valuations most recently used to determine employer contributions to and obligations under such Foreign Company Plan.
(k) Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company, (i) each Foreign Company Plan has been in all material respects established, maintained, operated and administered in accordance with its terms and all applicable laws of any controlling Governmental Body; (ii) each Foreign Company Plan intended to qualify for special tax treatment satisfies all requirements for such treatment; (iii) there are no actions, suits or claims pending, or, to the Knowledge of the Company, threatened with respect to any Foreign Company Plan (other than routine claims for benefits); and (iv) each Foreign Company Plan that is required to be registered or approved by any Governmental Body under applicable Legal Requirements has been so registered or approved. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company, the fair market value of the assets of each funded Foreign Company Plan, the Liability of each insurer for any Foreign Company Plan funded through insurance, or the book reserve established for any Foreign Company Plan, together with any accrued contributions, is sufficient to procure or provide in full for the accrued benefit obligations, with respect to all current and former participants in such Foreign Company Plan according to the reasonable actuarial assumptions and valuations most recently used to determine employer contributions to and obligations under such Foreign Company Plan.
(l) No Company Plan provides (except at no cost to the Acquired Companies or any Affiliate of the Acquired Companies), or reflects or represents any Liability of any of the Acquired Companies or any Affiliate of any Acquired Company to provide, post-termination or retiree life insurance, post-termination or retiree health benefits or other post-termination or retiree employee welfare benefits to any Company Associate for any reason, except as may be required by COBRA or other applicable Legal Requirements.
(m) Except as expressly required or provided by this Agreement, neither the execution of this Agreement nor the consummation of the Contemplated Transactions will (either alone or in combination with another event, whether contingent or otherwise): (i) result in any payment (whether of bonus, change in control, retention, severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Associate; (ii) require any contributions or payments to fund any obligations under any Company Plan, impose any restrictions or limitations on the Company’s rights to administer, amend or terminate any Company Plan, or cause any of the Acquired Companies to transfer or set aside any assets to fund any Company Plan or (iii) without limiting the generality of the foregoing, result in payments to any Company Associate as a result of the execution and delivery of this Agreement or the consummation of any of the Contemplated Transactions that would (either alone or in combination with any other payment) be an “excess parachute payment” within the meaning of Section 280G or not be deductible under Section 280G of the Code. None of the Acquired Companies has any obligation to compensate any Company Associate for any Taxes incurred by such Company Associate under Section 4999 of the Code.

(n) Except as would not reasonably be expected to, individually or in the aggregate, result in a material liability to the Company, each Company Plan or other Contract between any Acquired Company and any Company Associate that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code and the regulations and guidance thereunder (“Section 409A”) is and has at all times been administered in documentary and operational compliance with the requirements of Section 409A. No Acquired Company has any obligation to gross-up or otherwise reimburse any Company Associate for any tax incurred by such person pursuant to Section 409A.
2.17 Environmental Matters.
(a) Except as would not reasonably be expected to have, or result in, individually or in the aggregate, a Material Adverse Effect on the Company, (i) each of the Acquired Companies is, and in the last five (5) years, has been, in compliance in all material respects with, and is not and has not been subject to any material Liability under, applicable Environmental Laws, including timely applying for, possessing, maintaining, and materially complying with the terms and conditions of all material Governmental Authorizations required under applicable Environmental Laws, (ii) none of the properties currently or, to the Knowledge of the Company, formerly owned, leased or operated by any of the Acquired Companies contains any Hazardous Materials in amounts exceeding the levels allowed by, requiring investigation or remediation under, or otherwise permitted by, applicable Environmental Laws, (iii) between January 1, 2024, and the date of the Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication from any Person that alleges that any of the Acquired Companies is not in material compliance with, or has any material Liability under, any Environmental Law and (iv) there has been no Release at, on, under or from any Leased Real Property or any other property that is or was owned, operated or leased by any of the Acquired Companies or at any property or facility at which any Acquired Company has arranged for the transportation, disposal or treatment of Hazardous Materials.
(b) The Company has Made Available to Parent copies of all material environmental assessments, Governmental Authorizations, reports, audits and other material documents in the Acquired Companies’ possession or under their control that relate to the Acquired Companies’ compliance with or any Liability under any Environmental Law or the environmental condition of any real property that any of the Acquired Companies currently or formerly has owned, operated, or leased.
2.18 Insurance. Each material insurance policy and material self-insurance program and arrangement relating to the business, assets and operations of the Acquired Companies is in full force and effect, no written notice of default or termination has been received by any Acquired Company in respect thereof and all premiums due thereon have been paid in full, except as would not reasonably be expected to have a Material Adverse Effect on the Company. Between January 1, 2024 and the date of the Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible: (a) cancellation or invalidation of any material insurance policy other than in connection with ordinary renewals; (b) refusal of any coverage or rejection of any material claim under any insurance policy; or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.
2.19 Legal Proceedings; Orders. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, there is no pending Legal Proceeding against, or that, to the Knowledge of the Company, is being threatened against, any Acquired Company. As of the date hereof, there is no pending Legal Proceeding against any Acquired Company that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other Contemplated Transactions. As of the date hereof, no Acquired Company is subject to any Order that would reasonably be expected to have a Material Adverse Effect on the Company.
2.20 Authority; Binding Nature of Agreement. The Company has the necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions, subject only to the approval of this Agreement by the Required Company Shareholder Vote. The Company’s board of directors (at a meeting duly called and held) has: (a) unanimously determined that the Merger is advisable and fair to, and in the best interests of, the Company and its shareholders, and declared it advisable to enter into this Agreement and consummate the Contemplated Transactions (including the Merger); (b) unanimously adopted this Agreement and authorized and approved the execution, delivery and performance of this Agreement by the Company; (c) unanimously recommended the approval of this Agreement by the Company’s shareholders at the

Company Shareholders’ Meeting; and (d) to the extent necessary, adopted a resolution having the effect of causing the Company not to be subject to any state takeover law or similar Legal Requirement that might otherwise apply to the Merger or any of the other Contemplated Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.
2.21 Takeover Statutes; No Rights Plan. Subject to the accuracy of the representations and warranties in Section 3.5, the Company’s board of directors has taken all actions necessary to ensure that the restrictions applicable to take-over bids and business combinations contained in Chapters 110C and 110F of the Massachusetts General Laws are, and will be, inapplicable to the execution, delivery and performance of this Agreement and to the consummation of the Merger and the other Contemplated Transactions. None of such actions by the Company’s board of directors has been amended, rescinded or modified. There are no other “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statutes or regulations (each, a “Takeover Statute”) applicable to, or purporting to be applicable to, this Agreement, any Acquired Company, the Merger or any of the other Contemplated Transactions, including any Takeover Statute that would limit or restrict Parent or any of its Affiliates from exercising its ownership of shares of Company Common Stock acquired in the Merger. The Company has no stockholder rights plan, “poison pill” or similar agreement or arrangement designed to have the effect of delaying, deferring or discouraging any Person from acquiring control of the Company.
2.22 Vote Required. Subject to the accuracy of the representations and warranties in Section 3.5, the affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Shareholders’ Meeting (the “Required Company Shareholder Vote”) is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve this Agreement and approve the Merger.
2.23 Non-Contravention; Consents. Except for any filings, notifications or Consents required by the Securities Act, the Exchange Act, the MBCA, the HSR Act, any foreign antitrust Legal Requirement, any Foreign Investment Law, the NISPOM Rule (including notification to the DCSA and, as required, any other cognizant security authority pursuant to the NISPOM Rule) and the Nasdaq Rules and listing standards, neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the other Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time): (a) contravene, conflict with or result in a violation of any of the provisions of the (i) articles of organization or bylaws of the Company or (ii) other charter or organizational documents of any of the Acquired Companies (other than the Company); (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, is subject; (c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Acquired Companies; (d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Contract; (ii) accelerate the maturity or performance of any Contract; or (iii) cancel, terminate or modify any right, benefit, obligation or other term of any Contract; (e) result in the imposition or creation of any Encumbrance upon or with respect to any material asset owned or used by any of the Acquired Companies (except for Permitted Encumbrances); or (f) result in the transfer of any material asset of any of the Acquired Companies to any Person, except, with respect to clauses “(a)(ii)” and “(b)” through “(f)” above, for any such contraventions, conflicts, violations, breaches, defaults or other occurrences that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company. Except as may be required by the Securities Act, the Exchange Act, the MBCA, the HSR Act, any foreign antitrust Legal Requirement, any Foreign Investment Law, the NISPOM Rule (including notification to the DCSA and, as required, any other cognizant security authority pursuant to the NISPOM Rule) and the Nasdaq Rules and listing standards, none of the Acquired Companies was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement or (B) the consummation of the Merger or any of the other Contemplated Transactions, except where the failure by the applicable Acquired Company to make any such filing, give any such notice or obtain any such Consent would not reasonably be expected to have a Material Adverse Effect on the Company.

2.24 Fairness Opinion. The Company’s board of directors has received from Evercore Group L.L.C. (“Evercore”), financial advisor to the Company, an opinion, to the effect that, as of the date of such opinion and based upon and subject to the various matters and limitations set forth therein, the Merger Consideration to be received by the holders of Company Common Stock (other than any Dissenting Shares or any other shares of Company Common Stock held by the Company, Parent, Merger Sub or any other wholly owned Subsidiary of Parent) in the Merger is fair, from a financial point of view, to such holders. As soon as practicable following the execution of this Agreement, the Company will make available to Parent, solely for informational purposes, an accurate and complete copy of such written opinion. The Company has received the consent of Evercore to include such opinion in the Proxy Statement.
2.25 Advisors’ Fees. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of any of the Acquired Companies. The Company has furnished to Parent accurate and complete copies of all agreements under which any such fees, commissions or other amounts have been paid or may become payable and all related indemnification and other agreements.
2.26 Related Person Transactions. Except for compensation or other employment arrangements entered into in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between any Acquired Company, on the one hand, and any Affiliate (including any director or officer) thereof (but not including any wholly owned Subsidiary of the Company), on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders.
2.27 Government Contracts.
(a) Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, with respect to each Government Contract and each Government Contract Bid:
(i) to the Knowledge of the Company, the Acquired Companies have complied with the applicable provisions, terms and conditions of each Government Contract and Government Contract Bid and with all applicable Legal Requirements expressly applicable thereto (including, if applicable, the Federal Acquisition Regulation (the “FAR”) and any applicable agency supplements thereto, the Defense Federal Acquisition Regulation Supplement (the “DFARS”), the Truthful Cost and Pricing Data Act, the Service Contract Act, the Contract Disputes Act of 1978, as amended, the Office of Federal Procurement Policy Act, as amended, the Buy American Act, the Trade Agreements Act, and the Procurement Integrity Act);
(ii) to the Knowledge of the Company, all representations and certifications executed, acknowledged, or set forth in or pertaining to each Government Contract or Government Contract Bid by any Acquired Company were accurate and truthful as of their effective dates (including representations and certifications regarding eligibility for and compliance with any Preferred Bidder Status), and each Acquired Company has complied with all requirements under such representations and certifications;
(iii) to the Knowledge of the Company, all invoices and claims for payment, reimbursement, or adjustment submitted by any Acquired Company under any Government Contract or Government Contract Bid were current, accurate, and complete as of their respective submission dates;
(iv) no Government Contract has been the subject of any bid protest proceeding that remains pending or unresolved as of the date hereof; and
(v) to the Knowledge of the Company, there are no facts or circumstances that would reasonably be expected to give rise to a claim for fraud (as defined under the state or federal laws of the United States) in connection with any Government Contract or Government Contract Bid under the United States civil or criminal False Claims Acts, the United States Procurement Integrity Act or other applicable Legal Requirements.
(b) Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, since January 1, 2024, no Acquired Company has received any written (or, to the Knowledge of the Company, oral)

notice of: (i) any termination for default, cure notice, show cause notice, or stop work order with respect to any Specified Government Contract that has not been resolved prior to the date hereof; (ii) any termination for convenience of any Specified Government Contract; or (iii) any non-exercise of any option to extend a multi-year Specified Government Contract.
(c) Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, since January 1, 2024: (i) neither any Acquired Company, nor any of their respective officers, employees, or, to the Knowledge of the Company, consultants, subcontractors, agents, or representatives or other Principals (as defined in FAR 52.209-5) has been suspended or debarred or otherwise excluded from doing business with any Governmental Body, proposed for suspension or debarment, or been the subject of a finding of non-responsibility or ineligibility for contracting with any Governmental Body; (ii) to the Knowledge of the Company, no circumstances exist that would reasonably be expected to warrant the institution of debarment, suspension, or exclusion proceedings or any finding of non-responsibility, ineligibility, or disqualification with respect to any Acquired Company; (iii) neither any Acquired Company nor any of its respective officers, directors, or employees has been under any administrative, civil, or criminal investigation or indictment by any Governmental Body with respect to the conduct of such Acquired Company’s business in performance of a Government Contract; (iv) no audit of any Acquired Company has resulted in a material adjustment to amounts invoiced or a material adverse finding with respect to any alleged unlawful conduct, misstatement, or omission arising under or relating to any Government Contract or Government Contract Bid (other than routine audits in the ordinary course of business); (v) no Acquired Company has made any voluntary or mandatory disclosure to any Governmental Body with respect to any alleged irregularity, unlawful conduct, misstatement, significant overpayment, or omission arising under or relating to a Government Contract or Government Contract Bid that resulted in a finding of liability, suspension, debarment, or other adverse finding against such Acquired Company, and, to the Knowledge of the Company, there have been no facts or circumstances that would require a mandatory disclosure pursuant to FAR 52.203-13(b)(3)(i); (vi) no Acquired Company has been the subject of any actual “whistleblower” or “qui tam” lawsuit that resulted in a finding of liability or remains pending; and (vii) no Governmental Body has assigned any Acquired Company an adverse or negative past performance rating in connection with any Contractor Performance Assessment Report, past performance questionnaire, or similar evaluation of past performance (an adverse or negative past performance rating being a rating lower than “Satisfactory” or a materially similar rating).
(d) Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole: (i) there are no outstanding claims against any Acquired Company, either by a Governmental Body or by any prime contractor, subcontractor, vendor, or other third party, arising under or relating to any Government Contract or Government Contract Bid, and, to the Knowledge of the Company, there are no facts that would reasonably be expected to result in any such claim; (ii) there are no pending disputes between any Acquired Company and any Governmental Body under the Contract Disputes Act or any other applicable Legal Requirement, or between any Acquired Company and any prime contractor, subcontractor, or vendor arising under or relating to any Government Contract or Government Contract Bid, and, to the Knowledge of the Company, there are no facts that would reasonably be expected to result in any such dispute; and (iii) no Acquired Company has submitted or received, or is preparing to submit, a claim or request for equitable adjustment under any Government Contract that is outside the ordinary course of business or would reasonably be expected to result in a material liability or obligation outside the ordinary course of business. Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, no costs incurred by any Acquired Company have been formally disallowed as a result of a written finding or determination by a Governmental Body, and no Governmental Body, prime contractor, or higher-tier subcontractor under a Government Contract has withheld or set off amounts of money otherwise acknowledged to be due to any Acquired Company under any Government Contract.
(e) To the Knowledge of the Company, no Acquired Company has had access to confidential or non-public information, nor engaged in any conduct, that would reasonably be expected to create or result in an “organizational conflict of interest,” as defined under FAR Subpart 9.5, with respect to any Acquired Company’s Government Contracts.

(f) Except as would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, to the Knowledge of the Company, (i) the Acquired Companies have, to the extent required under the terms of the applicable Government Contracts and all applicable Legal Requirements: (A) taken all reasonable steps to protect rights in and to all technical data, computer software, and other Intellectual Property Rights developed in connection with any Government Contract; and (B) complied with all applicable notice requirements, Legal Requirements (including the FAR and the DFARS), and contractual requirements relating to the placement of legends or restrictive markings on all technical data, computer software, computer software documentation, and other Intellectual Property Rights developed in connection with, used in the performance of, or delivered or otherwise provided to a Governmental Body under any Government Contract; and (ii) no Acquired Company is using any Intellectual Property Rights in the performance of any Government Contract without having obtained all licenses or permissions that are required from the applicable Governmental Body.
(g) Except as would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, no Acquired Company has made any assignment of any Government Contract or any interest in any outstanding Government Contract and no Acquired Company has entered into any financing arrangement with respect to any outstanding Government Contract.
(h) Except as set forth in Part 2.27 of the Company Disclosure Letter, no Specified Government Contract was awarded on the basis of any “Preferred Bidder Status.”
(i) Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, each Acquired Company is in compliance with the requirements of DFARS 252.204-7012 (Safeguarding Covered Defense Information and Cyber Incident Reporting), including implementation of the National Institute of Standards and Technology Special Publication 800-171, and DFARS 252.204-7021 and the U.S. Department of Defense’s Cybersecurity Maturity Model Certification Framework, in each case as and to the extent required by such Acquired Company’s Government Contracts.
(j) The Company has provided Parent with a description of the material facility security clearances held by the Acquired Companies and has informed Parent that certain personnel hold security clearances currently used in connection with the Acquired Companies’ business. Nothing in this Section 2.27 requires the Company to disclose classified information, individual clearance-holder information, DD Forms 254, security-classification specifications or other information whose disclosure is restricted by applicable Legal Requirements, a Government Contract, or direction of the applicable cognizant security authority. Such clearances are all of the facility and personnel security clearances reasonably necessary to conduct the business of the Acquired Companies as currently conducted. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, and except as set forth in Part 2.27 of the Company Disclosure Letter: (i) each Acquired Company has the required procedures and facility and personnel security clearances in place to conduct its classified business up to the level of its present clearances and has taken all actions reasonably necessary to maintain and protect such clearances; and (ii) each Acquired Company is, and since January 1, 2021, has been, in compliance with all applicable national security obligations, including those specified in the National Industrial Security Program Operating Manual and 32 C.F.R. Part 117 (the “NISPOM Rule”), and holds at least a “Satisfactory” rating from DCSA or any other cognizant security agency under the NISPOM Rule (or has achieved at least a “Satisfactory” rating on any self-inspection performed by such Acquired Company in lieu of a rating from DCSA or any other cognizant security agency). Except as set forth in Part 2.27 of the Company Disclosure Letter and except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, (i) since January 1, 2021, no notice of revocation, suspension, or invalidation has been issued by DCSA or any other Governmental Body with respect to any facility security clearance held by any Acquired Company or personnel security clearance of any employee of any Acquired Company required to fulfill such Acquired Company’s Government Contracts, and, to the Knowledge of the Company, no such action is proposed or threatened; (ii) to the Knowledge of the Company, no facts or circumstances currently exist that would reasonably be expected to give rise to the revocation, suspension, or invalidation of any such clearance; (iii) since January 1, 2021, no Acquired Company has received any notice from DCSA or any other Governmental Body of any investigation, inquiry, or review relating to the facility or, to the Knowledge of the Company, personnel security clearances granted to any Acquired Company, other than any review in the normal course of business; (iv) no Acquired Company is presently operating under a foreign ownership, control, or influence (“FOCI”) mitigation instrument (including a proxy agreement, voting trust agreement, special security agreement, or security control agreement) other than as may be required as a result of the change of ownership contemplated by this Agreement; and (v) since January 1, 2021, all material violations of any Acquired Company’s policies or applicable Legal Requirements relating to the safeguarding of, or access to, classified information have been reported to the appropriate Governmental Body and contracting parties as required by any applicable Government Contracts or Legal Requirements.
(k) During the Pre-Closing Period, except as set forth in Part 2.27 of the Company Disclosure Letter, or as consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), the Company shall, and shall cause each other Acquired Company to, use commercially reasonable efforts to perform and comply with its Government Contracts and applicable Legal Requirements, maintain all material facility and personnel security clearances and other national security authorizations, and preserve in all material respects its relationships with Governmental Bodies, prime contractors, and higher-tier subcontractors; provided that no Acquired Company shall take any action that would reasonably be expected to result in the suspension, revocation, or invalidation of any such clearance or authorization; and the Company shall promptly notify Parent of any material default notice, suspension or debarment proceeding, government investigation, mandatory disclosure, or actual or threatened loss of any such clearance or authorization.
2.28 Disclosure. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to the shareholders of the Company or at the time of the Company Shareholders’ Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent for inclusion or incorporation by reference in the Proxy Statement.
2.29 No Other Representations. The Company, on behalf of itself and the other Acquired Companies, acknowledges that: (a) except for the representations and warranties expressly set forth in Section 3 and in the certificate delivered pursuant to Section 6.3(c), none of Parent, Merger Sub or any other Parent Entity (or any other Person) makes, or has made, any representation or warranty relating to the Parent Entities or any of their businesses or operations in connection with this Agreement or the Merger; and (b) the representations and warranties made by Parent or Merger Sub in Section 3 and in the certificate delivered pursuant to Section 6.3(c) are in lieu of and are exclusive of all other representations and warranties made by Parent and Merger Sub, including any express or implied warranties as to merchantability or fitness for a particular purpose, and each of Parent and Merger Sub disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure by or on behalf of Parent and Merger Sub of any other information (including any financial information, supplemental data or financial projections or other forward-looking statements) to the Company, any other Acquired Company or any of their respective Affiliates or Representatives. The Company, on behalf of itself and the other Acquired Companies, further acknowledges that, except for the representations and warranties expressly set forth in Section 3 and in the certificate delivered pursuant to Section 6.3(c), it has not relied on or otherwise been induced by: (i) any express or implied representation or warranty relating to the Parent Entities or any of their businesses or operations in connection with this Agreement or the Merger; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company, any other Acquired Company or any of their respective Affiliates or Representatives; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
Section 3. REPRESENTATIONS AND WARRANTIES OF PARENT
Parent represents and warrants to the Company as follows (it being understood that the representations and warranties contained in this Section 3 are subject to the exceptions and disclosures set forth in the Parent Disclosure Letter (subject to Section 8.6)):
3.1 Due Organization. Parent is a société européenne organized under the laws of France, duly formed, validly existing and in good standing under the laws of France. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts. Each of Parent and Merger Sub (a) has the

requisite corporate power and authority (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used, except, in each case, as would not reasonably be expected to have a Material Adverse Effect on Parent or Merger Sub. Each of Parent and Merger Sub is qualified to do business as a foreign entity and is in good standing (in jurisdictions that recognize the concept of good standing), under the laws of all jurisdictions where the character of its properties and assets owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect on Parent.
3.2 Legal Proceedings; Orders. As of the date hereof, except as would not reasonably be expected to have a Material Adverse Effect on Parent, there is no Legal Proceeding pending or that, to the Knowledge of Parent, is being threatened against any Parent Entity. As of the date hereof, no Parent Entity is subject to any order, decree or ruling that would reasonably be expected to have a Material Adverse Effect on Parent.
3.3 Authority; Binding Nature of Agreement. Each of Parent and Merger Sub has the necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions, subject only to the adoption of this Agreement by Parent in its capacity as sole shareholder of Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Contemplated Transactions has been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, in each case other than the filing of the articles of merger as required by the MBCA. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Merger. This Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.
3.4 Non-Contravention; Consents. Except for any filings, notifications or Consents required by the Securities Act, the Exchange Act, the MBCA, the HSR Act, any foreign antitrust Legal Requirement, any Foreign Investment Law and the Nasdaq Rules and listing standards, neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the other Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time): (a) contravene, conflict with or result in a violation of any of the provisions of the certificate of incorporation, bylaws or other charter or organizational documents of any Parent Entity; (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Parent Entities, or any of the assets owned or used by any of the Parent Entities, is subject; (c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Parent Entities; (d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material Contract to which any of the Parent Entities is a party, or give any Person the right to: (i) declare a default or exercise any remedy under any material Contract; (ii) accelerate the maturity or performance of any material Contract; or (iii) cancel, terminate or modify any right, benefit, obligation or other term of any material Contract; (e) result in the imposition or creation of any Encumbrance upon or with respect to any material asset owned or used by any of the Parent Entities (except for Permitted Encumbrances); or (f) result in the transfer of any material asset of any of the Parent Entities to any Person, except, with respect to clauses “(b)” through “(f)” above, for any such contraventions, conflicts, violations, breaches, defaults or other occurrences that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Parent. Except as may be required by the Securities Act, the Exchange Act, the MBCA, the HSR Act, any foreign antitrust Legal Requirement, any Foreign Investment Law and the Nasdaq Rules and listing standards, no Parent Entity was, is or will be required to make any filing with or give any notice to, or to obtain any consent from, any Governmental Body in connection with (A) the execution, delivery or performance of this Agreement or (B) the consummation of the Merger or any of the other Contemplated Transactions, except where the failure by the applicable Parent Entity to make any such filing, give any such notice or obtain any such consent would not reasonably be expected to have a Material Adverse Effect on Parent.
3.5 Stock Ownership. As of the date of this Agreement, (a) none of Parent, Merger Sub or any of their respective controlled Affiliates beneficially owns (as such term is used in Rule 13d-3 under the Exchange Act) any shares of Company Common Stock or any options, warrants or other rights to acquire shares of Company Common

Stock, and (b) none of Parent, Merger Sub or any of their respective controlled Affiliates “owns” or has “owned” within the three years prior to the date hereof (as such terms are defined in Chapter 110F of the Massachusetts General Laws) 5% or more of the outstanding voting stock of the Company.
3.6 Capitalization and Operations of Merger Sub. All of the issued and outstanding shares of Merger Sub are as of the date of this Agreement, and immediately prior to the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub was formed solely for the purpose of engaging in the Contemplated Transactions, has not conducted any material business prior to the date of this Agreement and has no material assets or material obligations of any nature, other than those incident to its formation and those incurred pursuant to or in connection with this Agreement, the Merger and the other Contemplated Transactions.
3.7 Financing.
(a) Parent has delivered to the Company a copy of the executed mandate letter, dated as of the date of this Agreement (including all exhibits, schedules and annexes thereto, as may be amended, modified, waived or replaced in accordance with the terms thereof, and together with the syndication letter entered into in connection therewith, the “Debt Commitment Letter”), by and among Parent, Morgan Stanley Europe SE and Societe Generale (together with any financing sources added in accordance with the terms of the Debt Commitment Letter and hereof, the “Financing Sources”), pursuant to which the Financing Sources have committed, subject solely to the conditions expressly set forth therein and the terms thereof, to provide the amounts set forth therein for purposes of funding the Contemplated Transactions on the date on which the Closing is to occur pursuant to Section 1.3 (the “Debt Financing”). Parent has also delivered to the Company a copy of any fee letter with any Financing Source (with such fee letters and Debt Commitment Letter redacted in a customary manner to mask only the fees payable to the Financing Sources in respect of the Debt Financing, the rates and amounts included in the “market flex” provisions and other economic terms that would not (i) reasonably be expected to adversely affect the availability of the Debt Financing or to reduce the amount thereof to be less than the amount required to comply with the representation in Section 3.7(b) relating to the Debt Commitment Letter, (ii) impose any new condition or otherwise amend, modify or expand any conditions precedent to the funding of the Debt Financing or (iii) delay or prevent the Closing Date (the foregoing clauses (i), (ii) and (iii), collectively, the “Prohibited Conditions”)) (any such fee letter, a “Fee Letter”).
(b) Assuming the Debt Financing is funded in accordance with the Debt Commitment Letter, the aggregate net proceeds from the Debt Financing, when funded in accordance with the Debt Commitment Letter, together with all other sources of cash available to Parent on the Closing Date, will be sufficient for the payment of all of Parent and Merger Sub’s obligations under this Agreement and the Debt Commitment Letter, including the payment of the Merger Consideration, all payments in respect of Company RSUs pursuant to Section 5.3 and all costs and expenses of the Contemplated Transactions payable by Parent, Merger Sub or the Surviving Corporation in connection with the Merger, and any repayment or refinancing of indebtedness contemplated by the Debt Commitment Letter (collectively, the “Financing Uses”).
(c) As of the date of this Agreement, each of the Debt Commitment Letter and each Fee Letter is in full force and effect and has not been withdrawn, terminated or rescinded, or amended, restated or otherwise modified or waived in any respect. Each of the Debt Commitment Letter and each Fee Letter is a legal, valid and binding obligation of Parent and to the Knowledge of Parent, each of the other parties thereto, enforceable against Parent and to the Knowledge of Parent, each of the other parties thereto in accordance with its terms, subject to the Enforceability Exceptions. As of the date of this Agreement, there are no conditions precedent or other contingencies directly or indirectly related to the funding of the full amount (or any portion) of the Debt Financing at or prior to the Closing, other than as expressly set forth in the Debt Commitment Letter as in effect on the date hereof. As of the date of this Agreement, no event has occurred or circumstance exists that, with or without notice, lapse of time or both, constitutes, or could constitute, a breach, default or failure to satisfy a condition under the Debt Commitment Letter by or on the part of Parent or, to the Knowledge of Parent, any other party to the Debt Commitment Letter under the Debt Commitment Letter. As of the date of this Agreement, there are no legally binding side letters, engagement letters, or other agreements or Contracts directly or indirectly related to the Debt Financing or the Debt Commitment Letter that contain a Prohibited Condition. Parent has fully paid all commitment fees and other fees required to be paid on or prior to the date of this Agreement in connection with the Debt Financing. As of the date of this Agreement, Parent is not, and has no reason to be, aware of any fact, event or other occurrence that makes any of the representations or warranties in the Debt Commitment Letter inaccurate in any material respect. As of the date of this Agreement, no Person that is a party to the Debt Commitment Letter has notified Parent (or any of its Affiliates or Representatives) in writing of its intention to terminate any of its obligations under the Debt Commitment Letter or to not provide the Debt Financing.
(d) As of the date of this Agreement, assuming the satisfaction or waiver of the conditions to the Closing pursuant to Section 6, Parent has no reason to believe that any of the conditions to the Debt Financing contemplated by the Debt Commitment Letter will not be satisfied on or prior to the Closing Date or that the full amount of the Debt Financing required to satisfy the Financing Uses will not be made available to Parent on the Closing Date.
(e) Notwithstanding anything contained in this Agreement to the contrary, Parent and Merger Sub acknowledge and agree that their respective obligations under this Agreement are not subject to or conditioned in any manner whatsoever upon obtaining the Debt Financing in the amount required to satisfy the Financing Uses.
3.8 Disclosure. None of the information to be supplied by or on behalf of Parent specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to the shareholders of the Company or at the time of the Company Shareholders’ Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by any Acquired Company for inclusion or incorporation by reference in the Proxy Statement.
3.9 No Other Representations. Parent, on behalf of itself and the Parent Entities, including Merger Sub, acknowledges that: (a) except for the representations and warranties expressly set forth in Section 2 and in the certificate delivered pursuant to Section 6.2(c), neither the Company nor any of the other Acquired Companies (or any other Person) makes, or has made, any representation or warranty relating to the Acquired Companies or any of their businesses or operations in connection with this Agreement or the Merger; and (b) the representations and warranties made by the Company in Section 2 and in the certificate delivered pursuant to Section 6.2(c) are in lieu of and are exclusive of all other representations and warranties made by the Company, including any express or implied warranties as to merchantability or fitness for a particular purpose, and the Company disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure by or on behalf of the Company of any other information (including any financial information, supplemental data or financial projections or other forward-looking statements) to Parent and Merger Sub or any of their respective Affiliates or Representatives. Parent and Merger Sub further acknowledge that, except for the representations and warranties expressly set forth in Section 2 and in the certificate delivered pursuant to Section 6.2(c), they have not relied on or otherwise been induced by: (i) any express or implied representation or warranty relating to the Acquired Companies or any of their businesses or operations in connection with this Agreement or the Merger; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent or Merger Sub or any of their respective Affiliates or Representatives; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
Section 4. CERTAIN COVENANTS OF THE COMPANY AND PARENT
4.1 Access and Investigation.
(a) During the Pre-Closing Period, the Company shall, and shall cause each of the other Acquired Companies to, and shall use its commercially reasonable efforts to cause its and their respective Representatives to: (i) provide Parent and Parent’s Representatives with reasonable access to the Acquired Companies’ Representatives, personnel, properties and assets and to existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Companies; and (ii) provide Parent and Parent’s Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Companies and with such additional financial, operating and other data and information regarding the Acquired Companies, in each case, (A) as Parent may reasonably request, (B) under the supervision of appropriate personnel of the Company, (C) in such a manner not to unreasonably interfere with the usual operation of the Acquired Companies, (D) to the extent reasonably related to the Contemplated Transactions, including transition or integration planning related thereto, and (E) with respect to books, records, Tax Returns, work papers and other documents and information relating to the Acquired Companies, additional financial, operating and other data and information regarding the Acquired Companies, solely to the extent such items are in the possession or control of the Acquired Companies or any of their respective Representatives. Notwithstanding the foregoing: (1) nothing in this Section 4.1(a) shall require any Acquired Company or its Representatives to disclose any information to Parent or Parent’s Representatives if, in the reasonable and good faith judgment of the Company, such disclosure (x) would violate any applicable law, (y) would jeopardize the attorney-client privilege, work-product doctrine or other legal privilege held by any Acquired Company or (z) is prohibited pursuant to the terms of confidentiality provisions in a Company Contract with a third party; and (2) if any Acquired Company does not provide or cause its Representatives to provide such access or such information in reliance on clause “(1)” of this sentence, then the Company shall as soon as reasonably practicable (and in any event within three Business Days after such Acquired Company determines that it will not provide or cause its Representatives to provide such access or such information) provide a written notice to Parent stating that it is withholding such access or such information and stating the justification therefor, and, in respect of any information withheld in reliance on clauses “(1)(x)”, “(1)(y)” or “(1)(z)” shall use its commercially reasonable efforts to provide the applicable information in a way that would not violate such law, jeopardize such privilege or violate such Company Contract.
(b) The Confidentiality Agreement shall remain in full force and effect in accordance with its terms until the Effective Time, at which time the Confidentiality Agreement shall automatically terminate without further action; provided that none of the actions permitted by Section 5.8 shall constitute a breach of the Confidentiality Agreement.
4.2 Operation of the Company’s Business and Parent’s Business.
(a) During the Pre-Closing Period, except (w) as may be required by applicable Legal Requirements, (x) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), (y) as expressly required by this Agreement or (z) as set forth in Part 4.2(a) of the Company Disclosure Letter, the Company shall, and shall cause each of the other Acquired Companies to (i) use commercially reasonable efforts to conduct their business and operations in all material respects in the ordinary course and (ii) use commercially reasonable efforts to preserve substantially intact the Acquired Companies’ business organization, keep available the services of the Company’s current officers and maintain in all material respects its relationships with all material suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having material business relationships with the Acquired Companies (taken as a whole) (it being agreed that any action specifically consented to by Parent in writing pursuant to, or expressly permitted by any of the provisions of, Section 4.2(b) shall not constitute a breach of Section 4.2(a) unless such action is a breach of Section 4.2(b)).
(b) During the Pre-Closing Period, except (w) as may be required by applicable Legal Requirements, (x) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), (y) as expressly required by this Agreement or (z) as set forth in Part 4.2(b) of the Company Disclosure Letter, the Company shall not, and the Company shall cause the other Acquired Companies not to:
(i) (A) declare, accrue, set aside, establish a record date for or pay any dividend or other distribution (whether in cash, stock or otherwise) in respect of its shares of capital stock or other securities, except for cash dividends or distributions declared, accrued, set aside or made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; (B) pledge or encumber any shares of its capital stock or other securities; (C) modify the terms of any shares of its capital stock or other equity or voting interests; or (D) repurchase, redeem or otherwise reacquire any of its shares of capital stock or other securities, other than (1) pursuant to the terms of the Company Equity Plan, award agreements or Contracts evidencing Company Equity Awards or the Company ESPP, (2) the acquisition of Company Equity Awards in connection with the forfeiture of such awards or (3) for withholding Taxes incurred in connection with the exercise, vesting or settlement of Company Equity Awards outstanding as of the date of this Agreement (or granted in accordance with the terms of this Agreement) in accordance with the terms of the applicable Company Equity Award or the Company ESPP as in effect on the date hereof;

(ii) sell, issue, grant or authorize the sale, issuance or grant of: (A) any of its capital stock or any other security; (B) any option, stock appreciation right, restricted stock unit, deferred stock unit, market stock unit, performance stock unit, restricted stock award or other equity-based compensation award (whether payable in cash, stock or otherwise), call, warrant or right to acquire any of its capital stock or any other security; or (C) any instrument convertible into or exchangeable for any of its capital stock or any other security (except that the Company may issue shares of Company Common Stock (x) upon the exercise of, or the vesting, settlement or delivery of shares pursuant to, Company Equity Awards outstanding as of the date of this Agreement (or granted in accordance with the terms of this Agreement) in accordance with their terms, (y) pursuant to the Company ESPP in accordance with its terms or (z) in connection with any transaction between any Acquired Company and another Acquired Company);
(iii) except for actions required pursuant to the terms of any Company Plan or Collective Bargaining Agreement as set forth in the Company Disclosure Letter, amend or waive any of its rights under, or accelerate the vesting under, any provision of the Company Equity Plan or any provision of any Contract evidencing any Company Equity Award, or otherwise modify any of the terms of any outstanding Company Equity Award;
(iv) amend or permit the adoption of any amendment to its articles of organization or bylaws or other charter or organizational documents, or effect or become a party to any liquidation, dissolution, restructuring, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;
(v) acquire (by merger, consolidation, business combination, operation of law, acquisition of stock, other equity interests or assets, formation of a joint venture or otherwise) (A) any equity interest in any other Entity (other than equity securities of publicly traded Entities acquired solely for cash management or passive investment purposes in the ordinary course of business) or (B) any material business or assets of any other Entity, unless the acquisition is (w) of products, services, supplies or materials in the ordinary course of business, (x) a transaction solely between or among an Acquired Company and another Acquired Company, (y) of Intellectual Property Rights pursuant to non-exclusive licenses in the ordinary course of business consistent with past practice or (z) a capital expenditure permitted by Section 4.2(b)(vi) (it being understood and agreed that, without limiting the foregoing, the Company shall not, and shall not permit or cause any other Acquired Company to, acquire any business or assets of another Person, whether by merger, consolidation, purchase of property or assets (including equity interests) or otherwise, if the taking of such action would reasonably be expected (at the time such action is taken) to (x) prevent, materially delay or impede the consummation of the Merger or (y) cause any of the conditions set forth in Section 6.1(b), Section 6.1(c) or Section 6.1(d) to not be satisfied prior to the End Date (as it may be extended in accordance with Section 7.1(b)));
(vi) make any capital expenditures or incur any obligations or liabilities in respect thereof during any fiscal year in excess of the amount set forth in a budget or a capital expenditure plan included in Part 4.2(b)(vi) of the Company Disclosure Letter with respect to such fiscal year;
(vii) (A) enter into or become bound by any Contract that would constitute a Material Contract under the definition thereof if in effect as of the date of this Agreement, (B) amend in any material respect, or waive any material right or remedy under any Material Contract or (C) voluntarily terminate any Material Contract, in each case of clauses “(A)”, “(B)” and “(C)”, other than in the ordinary course of business consistent with past practices; provided that this clause “(vii)” shall not prohibit or restrict any Acquired Company from entering into or renewing, extending or amending any Contract to the extent such entry, renewal, extension or amendment implements a transaction or action that is specifically permitted by any of the other subclauses of this Section 4.2(b);
(viii) (A) acquire, lease or license any real property from any other Person or (B) sell or otherwise dispose of, or lease or license, any asset (other than Intellectual Property Rights) or any real property with a value in excess of $5,000,000 individually or $10,000,000 in the aggregate to any other Person (except, in each case, for (w) obsolete assets disposed of by the Company in the ordinary course of business consistent with past practices, (x) the renewal of any lease upon, or prior to, the expiration thereof for a renewal term of no greater than 12 months or the renewal term provided therefor in such lease (if greater),

(y) any transaction solely between or among an Acquired Company and another Acquired Company and (z) in the case of any real property, renewals or extensions that become automatically effective unless a party thereto provides prior notice of an intention not to renew or extend);
(ix) (A) incur or assume any indebtedness for borrowed money or issue any debt securities, except (1) for loans or advances owed solely between or among the Company and any of its wholly-owned Subsidiaries; (2) for obligations incurred pursuant to business credit cards in the ordinary course of business and consistent with past practices; (3) pursuant to the Credit Agreement; or (4) pursuant to letters of credit, working capital loans or factoring of receivables in the ordinary course of business; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except (1) with respect to obligations of the Company and wholly-owned Subsidiaries of the Company; or (2) for obligations under the Credit Agreement; (C) make any loan, advance or capital contribution to, or investment in, any other Person, except for (1) extensions of credit to customers in the ordinary course of business and consistent with past practices; (2) advances to directors, officers and other employees, in each case in the ordinary course of business and consistent with past practices; or (3) loans or advances between Subsidiaries of the Company or between the Company and its Subsidiaries and capital contributions in wholly-owned Subsidiaries of the Company; (D) mortgage, pledge or otherwise encumber any assets, tangible or intangible or create any Encumbrance thereon, except for Permitted Encumbrances; or (E) other than in the ordinary course of business consistent with past practices, enter into any currency or interest rate hedging arrangements, swap arrangements or similar arrangements;
(x) (A) except as required pursuant to the terms of any existing Collective Bargaining Agreement, negotiate, modify, extend, amend or enter into any material Collective Bargaining Agreement or other agreement with any labor organization, union, works council or similar employee representative body, or recognize or certify a labor union, labor organization, works council, or group of employees as the bargaining representative for any of its employees; (B) except for actions required pursuant to the terms of any Company Plan or Collective Bargaining Agreement as in effect on the date of this Agreement and set forth in the Company Disclosure Letter, establish, adopt, enter into, amend or terminate any Company Plan (including employment agreements or executive compensation plans, programs, agreements or arrangements, change in control plans, programs or arrangements) or any plan, practice, agreement, arrangement or policy that would be a Company Plan (including employment agreements or executive compensation plans, programs, agreements or arrangements, change in control plans, programs or arrangements) if it was in existence on the date of this Agreement; (C) except for actions required pursuant to the terms of any Company Plan or Collective Bargaining Agreement as in effect on the date of this Agreement and set forth in the Company Disclosure Letter, grant, pay, or make any new commitment to grant or pay, any bonus, cash incentive payment (including any change in control, transaction or retention payments), severance, termination, profit-sharing or similar payment to, or accelerate or increase, or make any commitment to accelerate or increase, the amount of the wages, salary, bonus, commissions, fringe benefits or other compensation (including severance but excluding equity-based compensation, which is addressed in Section 4.2(b)(ii)); or (D) forgive any loans, or issue any loans, to any employee, officer, director or individual service provider;
(xi) (A) hire or terminate (other than for cause) any employee at the level of Senior Vice President or above; or (B) promote any employee to the level of Senior Vice President or above, except, in the case of each of clauses “(A)” and “(B)”: (x) to fill a position at such level that is open as of, or is vacated on or after, the date of this Agreement, and (y) only to the extent such employee is entitled to compensation (cash and equity) and health and welfare benefits that are individually no more favorable than the compensation (cash and equity) and health and welfare benefits than were provided to the employee whose position is being filled;
(xii) except as required by GAAP or, in the case of an Acquired Company organized and operating outside of the United States, other applicable accounting standards, change in any material respect any of its methods of accounting or accounting practices;
(xiii) (A) make, change, rescind, or adopt any material method of Tax accounting, any material Tax accounting period or any material Tax election; (B) prepare or file any material Tax Return inconsistent with past practices, unless the Company delivers to Parent a copy of such Tax Returns at least 30 days before the applicable due date for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed); (C) amend any material Tax Return; (D) settle or otherwise compromise any claim, dispute, notice, audit or assessment relating to an amount of Taxes or enter into, cancel or modify any closing or similar agreement relating to an amount of Taxes; (E) request any material ruling, closing agreement or similar guidance with respect to an amount of Taxes; (F) surrender or forfeit any material right or claim to a refund of Taxes; or (G) request any extension or waiver of the statute of limitations applicable to any material Taxes other than in the ordinary course of business; in the case of each of clauses (A)-(G), if such action is reasonably likely to result in an increase to a Tax liability of the Company or its Subsidiaries that is material to the Company and/or its Subsidiaries, taken as a whole;
(xiv) (A) commence any Legal Proceeding, other than (1) routine collection or anti-piracy matters in the ordinary course of business and consistent with past practices, or (2) against Parent or Merger Sub under this Agreement; or (B) settle, release, waive or compromise any Legal Proceeding, other than (1) routine collection or anti-piracy matters in the ordinary course of business and consistent with past practices, (2) settlements providing solely for money damages payable by an Acquired Company of less than $5,000,000 individually and $25,000,000 in the aggregate, that impose no material nonmonetary obligations, other than customary non-disparagement clauses or confidentiality provisions or (3) settlements entered into in accordance with Section 5.12;
(xv) waive, relinquish, abandon, forfeit, fail to renew, fail to continue to prosecute, protect or defend, permit to lapse, terminate or cancel any material Company Registered IP, except in the exercise of the Company’s reasonable business judgment or expirations of Company Registered IP at the end of its statutory term;
(xvi) (A) encumber, sell, transfer, convey title (in whole or in part) or otherwise dispose of any material Company IP; or (B) license any material Company IP, in each case of (A) and (B), except non-exclusive licenses granted in the ordinary course of business consistent with past practice, including (1) to resellers and distributors and other members of the Acquired Companies’ respective partner programs, (2) to contractors, consultants and other service providers, (3) to OEM partners, developers, customers or end users or (4) pursuant to confidentiality or non-disclosure agreements in connection with a potential transaction or commercial arrangement;
(xvii) become party to or approve or adopt any stockholder rights plan or “poison pill” agreement or similar takeover protection;
(xviii) (A) maintain material insurance in a manner inconsistent with past practice; (B) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; or (C) effectuate a “plant closing” or “mass layoff” at any “single site of employment” (each as defined in the WARN Act); or
(xix) authorize, approve, agree, commit or offer to take any of the actions described in clauses “(i)” through “(xviii)” of this Section 4.2(b).
Parent acknowledges and agrees that nothing contained in this Section 4.2(b) shall give Parent the right to control or direct the operations of the Acquired Companies within the meaning of applicable antitrust laws.
(c) During the Pre-Closing Period, other than pursuant to any transaction that, as of the date hereof, has been publicly announced and is the subject of a definitive agreement entered into by Parent or any of its Subsidiaries, in each case, as set forth on Part 4.2(c) of the Parent Disclosure Letter, or except with the prior written consent of the Company, Parent shall not, and shall not permit any of its Subsidiaries to, acquire any business or assets of another Person, whether by merger, consolidation, purchase of property or assets (including equity interests) or otherwise, if the taking of such action would reasonably be expected (at the time such action is taken) to prevent, materially delay or impede the consummation of the Merger (including by (1) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Body necessary to consummate the Merger or the expiration or termination of any applicable waiting period; (2) materially increasing the risk of any Governmental Body entering an order prohibiting the consummation of the Merger; or (3) materially increasing the risk of not being able to remove any such order on appeal or otherwise).

(d) During the Pre-Closing Period, each of the Company and Parent shall give prompt written notice to the other party upon becoming aware (i) that any representation or warranty made by it in this Agreement, or in the case of Parent, by it or Merger Sub, has become untrue or inaccurate or (ii) of any failure by it, or in the case of Parent, by it or Merger Sub, to comply with or satisfy any covenant, obligation or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions set forth in (x) Section 6.2(a) or Section 6.2(b) (with respect to the Company) or (y) Section 6.3(a) or Section 6.3(b) (with respect to Parent), to fail to be satisfied; provided, that no failure to provide any such notice shall be treated as a breach of any covenant or agreement for purposes of Section 6.2(b) and Section 6.3(b). Without limiting the generality of the foregoing, during the Pre-Closing Period, the Company shall give prompt written notice to Parent upon becoming aware (x) of any material Legal Proceeding or material claim threatened, commenced or asserted against any of the Acquired Companies or (y) of any written notice from a Person alleging consent of such Person is required in connection with the Merger as a result of a contract or any arrangement between such Person and any Acquired Company.
4.3 No Solicitation.
(a) During the Pre-Closing Period, the Company shall not, and shall cause the other Acquired Companies and its and their respective directors, officers and employees not to, and shall use its reasonable best efforts to cause its and their respective other Representatives not to, in each case, directly or indirectly: (i) solicit, initiate, knowingly encourage, knowingly assist, induce or knowingly facilitate the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry (including by approving any transaction, or approving any Person (other than Parent and its Affiliates) becoming an “interested stockholder,” for purposes of Chapter 110F of the Massachusetts General Laws) or take any action that would reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish or otherwise provide access to any non-public information regarding any of the Acquired Companies to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry (other than to inform such Person of the provisions of this Section 4.3(a)); (iv) approve, endorse or recommend any Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any Contract relating to, or that contemplates or would reasonably be expected to result in, an Acquisition Transaction (other than a confidentiality agreement described in clause “(v)” of Section 4.3(b)); or (vi) resolve or publicly propose to take any of the actions described in clauses “(i)” through “(v)” of this sentence.
(b) Notwithstanding anything to the contrary contained in Section 4.3(a), but subject to Section 4.3(c), prior to the approval of this Agreement by the Required Company Shareholder Vote the Company may furnish non-public information regarding the Acquired Companies to, and may enter into discussions or negotiations with, any Person (and its Representatives) in response to an unsolicited written Acquisition Proposal that is received by the Company from, or on behalf of, such Person after the date of this Agreement (and not withdrawn) if: (i) such Acquisition Proposal did not result from a breach of the provisions set forth in this Section 4.3 or Section 5.2 in any material respect; (ii) the Company’s board of directors determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Offer; (iii) the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law; (iv) as promptly as practicable after (and in any event, within 24 hours of) the receipt of the unsolicited written Acquisition Proposal, the Company gives Parent written notice of the identity of such Person submitting such Acquisition Proposal; (v) the Company receives from such Person, and delivers Parent a copy of, an executed confidentiality agreement containing (A) customary limitations on the use and disclosure of all non-public written and oral information furnished to such Person by or on behalf of the Company and (B) other provisions no less favorable in the aggregate to the Company than the provisions of the Confidentiality Agreement as in effect immediately prior to the execution of this Agreement (it being understood and agreed that (x) such confidentiality agreement need not contain a “standstill” or other provisions having a similar effect, (y) such confidentiality agreement shall not prohibit compliance by the Company with any of the provisions of this Section 4.3 or Section 5.2(e) and (z) no new confidentiality agreement shall be required if such Person and the Company have a currently effective confidentiality agreement in place that satisfies the requirements of this clause “(v)”); and (vi) prior to or contemporaneously with furnishing any non-public information to such Person, the Company furnishes such non-public information to Parent (to the extent such non-public information has not been previously furnished by the Company to Parent).
(c) If the Company, any other Acquired Company or any Representative of any Acquired Company receives an Acquisition Proposal or an Acquisition Inquiry at any time during the Pre-Closing Period, then the Company shall promptly (and in no event more than 24 hours after receipt of such Acquisition Proposal or Acquisition Inquiry) (i) advise Parent in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry and the material terms and conditions thereof), and (ii) provide Parent with copies of all relevant documents and communications received by the Company or any Representative of the Company setting forth the material terms and conditions of such Acquisition Proposal or Acquisition Inquiry. The Company shall keep Parent reasonably informed on a reasonably current basis with respect to the status of any such Acquisition Proposal or Acquisition Inquiry and any modification thereto (including any amendments thereto) and shall promptly (and in no event later than 24 hours after transmittal or receipt of any correspondence or communication) provide Parent with a copy of any material written correspondence or communication between or involving (A) the Company or any Representative of the Company, on the one hand, and (B) the Person that made or submitted such Acquisition Proposal or Acquisition Inquiry or any Representative of such Person, on the other hand, relating to such Acquisition Proposal or Acquisition Inquiry.
(d) The Company shall, and shall cause each of the other Acquired Companies and shall cause its and their respective directors, officers and employees to, and shall use its reasonable best efforts to cause its and their respective other Representatives to, immediately cease and cause to be terminated any existing solicitation, encouragement or assistance of, or discussions or negotiations with, any Person relating to any Acquisition Proposal or Acquisition Inquiry. Promptly (and in any event within two Business Days) after the date of this Agreement, the Company shall (i) require each Person that has executed a confidentiality or similar agreement in connection with such Person’s consideration of a possible Acquisition Proposal or Acquisition Inquiry within 18 months prior to the date of this Agreement to return or destroy all confidential information previously furnished to such Person by or on behalf of any of the Acquired Companies and (ii) terminate any third party’s (other than the Parent Entities and their Representatives) access to any physical or electronic data room set up in response to or in connection with any actual or contemplated Acquisition Proposal or Acquisition Inquiry.
(e) The Company agrees that it shall not, and it shall ensure that the other Acquired Companies do not, release or permit the release of any Person from, or amend, waive or permit the amendment or waiver of any provision of, any “standstill” or similar agreement or provision to which any of the Acquired Companies is or becomes a party or under which any of the Acquired Companies has or acquires any rights; provided, however, that (i) the Company may release a Person from, or amend or waive any provision of, any “standstill” agreement or provision to allow such person to make, or amend an Acquisition Proposal, confidentially to the Company’s board of directors and (ii) from the date hereof, the Company will not be required to enforce, and will be permitted to waive, any anti-clubbing, anti-lockup or other provisions having a similar effect, restrictions on engaging Representatives or working with potential financing sources or similar provision of any standstill or confidentiality agreement (including restrictions on sharing non-public information with respect to the Acquired Companies or any Acquisition Proposal with financing sources).
(f) The Company acknowledges and agrees that any action taken by any Representative of any Acquired Company which, if taken by the Company, would constitute a breach of any provision set forth in this Section 4.3 or Section 5.2 shall be deemed to constitute a breach of such provision by the Company.
Section 5. ADDITIONAL COVENANTS OF THE PARTIES
5.1 Proxy Statement.
(a) The Company (with Parent’s reasonable cooperation) shall prepare and file as promptly as reasonably practicable after the date of this Agreement (but in no event later than 30 days after the date hereof, unless Parent agrees in writing to a later date) a proxy statement relating to the Company Shareholders’ Meeting (as amended or supplemented, the “Proxy Statement”). Parent shall cooperate with the Company in the preparation of the Proxy Statement and the Company shall consider in good faith all reasonable comments made by Parent prior to the filing of the Proxy Statement. The Company shall use its reasonable best efforts to cause the Proxy Statement to comply with the applicable requirements of the Exchange Act and the rules and regulations promulgated by the SEC. The Company shall notify Parent of, and the parties shall cooperate with each other with respect to, and respond promptly to, any comments of the SEC or its staff. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as reasonably practicable after the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement (which confirmation will be deemed occurred if the SEC has not affirmatively notified the Company by 11:59 p.m. New York City time, on the tenth calendar day following such filing with the SEC that the SEC will or will not be reviewing the Proxy Statement). Parent shall promptly furnish to the Company all information required or reasonably requested by the other party in connection with the preparation, filing and distribution of the Proxy Statement.
(b) If the Company or Parent becomes aware of any information that should be disclosed in an amendment of, or a supplement to, the Proxy Statement, then such party shall: (i) promptly inform the other party thereof; (ii) provide the other party (and its counsel) with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to it being filed with the SEC; (iii) provide the other party with a copy of such amendment or supplement promptly after it is filed with the SEC; and (iv) if mailing is appropriate, cooperate in mailing such amendment or supplement to the shareholders of the Company.
5.2 Company Shareholders’ Meeting.
(a) The Company: (i) shall take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Company Common Stock (the “Company Shareholders’ Meeting”) to vote on a proposal to approve this Agreement as promptly as reasonably practicable after the date of this Agreement (but in no event later than 45 days after the Proxy Statement is first mailed to shareholders of the Company); (ii) shall submit such proposal to such holders at the Company Shareholders’ Meeting and, unless the Company’s board of directors has made a change in the Company Board Recommendation in compliance with Section 5.2(e), shall use its reasonable best efforts to solicit proxies in favor of such proposal from such holders before the Company Shareholders’ Meeting; and (iii) shall not submit any other proposal to such holders at the Company Shareholders’ Meeting (other than an advisory vote regarding merger-related compensation and a customary proposal regarding adjournment of the Company Shareholders’ Meeting) without the prior written consent of Parent. The Company, in consultation with Parent, shall set a record date for Persons entitled to notice of, and to vote at, the Company Shareholders’ Meeting and shall not change such record date without the prior written consent of Parent. The Company shall ensure that all proxies solicited in connection with the Company Shareholders’ Meeting are solicited in compliance with all applicable Legal Requirements. The Company shall provide Parent with reasonably detailed periodic updates concerning proxy solicitation results on a timely basis (including, if requested, promptly providing daily voting reports in the last seven days prior to the Company Shareholders’ Meeting).
(b) Notwithstanding anything to the contrary contained in this Agreement: (i) the Company shall not postpone or adjourn the Company Shareholders’ Meeting without the prior written consent of Parent, other than (A) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Legal Requirements is properly disclosed to the Company’s shareholders, (B) to the extent necessary to obtain a quorum if, as of the time at which the Company Shareholders’ Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Company Shareholders’ Meeting, (C) if required by applicable law, order or a request from the SEC or its staff or (D) as permitted by clauses (ii) and (iii) of this paragraph; (ii) the Company (A) may postpone or adjourn the Company Shareholders’ Meeting up to three times for up to 10 days each time and (B) shall postpone or adjourn the Company Shareholders’ Meeting up to three times for up to 10 days each time if Parent requests such postponement or adjournment, in each case, in order to permit the solicitation of additional proxies in favor of the approval of this Agreement; and (iii) the Company may postpone or adjourn the Company Shareholders’ Meeting to the extent necessary to allow the notice and negotiation periods contemplated by Section 5.2(e) to be completed, plus one Business Day. Subject to Section 5.2(e), the Company shall use its reasonable best efforts during any such postponement or adjournment to solicit and obtain such proxies in favor of the approval of this Agreement as soon as reasonably practicable.
(c) Subject to Section 5.2(e), the Proxy Statement shall include a statement to the effect that the Company’s board of directors unanimously: (i) determined that this Agreement and the Merger are advisable and fair to and in the best interests of the Company and its shareholders; (ii) adopted this Agreement and the

Contemplated Transactions, including the Merger, in accordance with the requirements of the MBCA; and (iii) recommends that the Company’s shareholders vote to approve this Agreement at the Company Shareholders’ Meeting (the unanimous determination described in clause “(i)” above and the unanimous recommendation described in clause “(iii)” above being collectively referred to as the “Company Board Recommendation”). The Company shall use its reasonable best efforts to ensure that the Proxy Statement includes the opinion of Evercore referred to in Section 2.24.
(d) Except as provided in Section 5.2(e), neither the Company’s board of directors nor any committee thereof shall: (i) withdraw or modify in a manner adverse to Parent, or permit the withdrawal or modification in a manner adverse to Parent of, the Company Board Recommendation; (ii) recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any Acquisition Proposal; (iii) approve or recommend, or cause or permit any Acquired Company to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar document or Contract relating to, or that contemplates or would reasonably be expected to result in, an Acquisition Transaction, other than a confidentiality agreement described in clause “(v)” of Section 4.3(b); or (iv) resolve, agree or publicly propose, or permit any Acquired Company or any Representative of any Acquired Company to agree or publicly propose, to take any of the actions referred to in this Section 5.2(d).
(e) Notwithstanding anything to the contrary contained in Section 5.2(d), at any time prior to the approval of this Agreement by the Required Company Shareholder Vote:
(i) the Company’s board of directors may withdraw or modify the Company Board Recommendation and/or cause the Company to terminate this Agreement in accordance with Section 7.1(g) if: (A) an unsolicited, bona fide, written Acquisition Proposal is made to the Company after the date of this Agreement and is not withdrawn; (B) such Acquisition Proposal did not result from a breach of the provisions of Section 4.3 or this Section 5.2 in any material respect; (C) the Company’s board of directors determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that such Acquisition Proposal constitutes a Superior Offer; (D) the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that, in light of such Superior Offer, the failure to withdraw or modify the Company Board Recommendation or the failure to terminate this Agreement pursuant to Section 7.1(g) would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law; (E) no less than 120 hours prior to withdrawing or modifying the Company Board Recommendation, the Company’s board of directors delivers to Parent a written notice (a “Recommendation Change Notice”) (1) stating that the Company has received a Superior Offer that did not result from a breach of the provisions of Section 4.3 or this Section 5.2 in any material respect, (2) stating that the Company’s board of directors intends to withdraw or modify the Company Board Recommendation (and describing any intended modification of the Company Board Recommendation) and/or intends to terminate this Agreement pursuant to Section 7.1(g) in order to accept such Superior Offer, (3) specifying the material terms and conditions of such Superior Offer, including the identity of the Person making such Superior Offer and (4) attaching copies of the most current and complete draft of any Contract relating to such Superior Offer; (F) for 120 hours after receipt by Parent of such Recommendation Change Notice, the Company’s board of directors has not withdrawn or modified the Company Board Recommendation and the Company has not attempted to terminate this Agreement pursuant to Section 7.1(g); (G) throughout such 120 hour period, the Company engages (to the extent requested by Parent) in good faith negotiations with Parent to amend this Agreement in such a manner that the failure to withdraw or modify the Company Board Recommendation or the failure to terminate this Agreement pursuant to Section 7.1(g) in order to accept such Superior Offer would not in the good faith judgment of the Company’s board of directors be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law; and (H) at the time of withdrawal or modification of the Company Board Recommendation, the Company’s board of directors determines in good faith, after taking into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that the failure to withdraw or modify the Company Board Recommendation or the failure to terminate this Agreement pursuant to Section 7.1(g) in order to accept such Superior Offer would be inconsistent with the fiduciary obligations of the Company’s board of directors under applicable Massachusetts law in light of such Superior Offer; provided, however, that when making such determination, the Company’s board of directors shall be obligated to consider any changes to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause “(G)” above or otherwise; or
(ii) the Company’s board of directors may withdraw or modify the Company Board Recommendation if: (A) there shall arise after the date of this Agreement an event, development or change in circumstances that relates to and is material to the Acquired Companies, taken as a whole (but none of the following shall, in and of itself, constitute such an event, development or change in circumstances: (x) any Acquisition Proposal or (y) the Company exceeding any earnings projections or predictions made by the Company (whether or not publicly announced) or securities or financial analysts and any resulting analyst upgrades of the Company’s securities or any change in the trading price of the Company Common Stock (provided that such exception shall not apply to any underlying cause for such performance)) and that was not known and was not reasonably foreseeable by the Company’s board of directors on the date of this Agreement (or if known, the material consequences of which were not known, and were not reasonably foreseeable by the Company’s board of directors as of the date of this Agreement), which event, development or change in circumstances, or any material consequence thereof, becomes known to the Company’s board of directors prior to the approval of this Agreement by the Required Company Shareholder Vote (any such event, development or change in circumstances being referred to as a “Change in Circumstances”); (B) the Company’s board of directors determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that, in light of such Change in Circumstances, the failure to withdraw or modify the Company Board Recommendation would be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law; (C) no less than 120 hours prior to withdrawing or modifying the Company Board Recommendation, the Company’s board of directors delivers to Parent a written notice (1) stating that a Change in Circumstances has arisen, (2) stating that it intends to withdraw or modify the Company Board Recommendation in light of such Change in Circumstances and describing any intended modification of the Company Board Recommendation and (3) containing a reasonably detailed description of such Change in Circumstances; (D) throughout such 120 hour period, the Company engages (to the extent requested by Parent) in good faith negotiations with Parent to amend this Agreement in such a manner that the failure to withdraw or modify the Company Board Recommendation would not in the good faith judgment of the Company’s board of directors be inconsistent with the directors’ fiduciary obligations under applicable Massachusetts law in light of such Change in Circumstances; and (E) at the time of withdrawing or modifying the Company Board Recommendation, the Company’s board of directors determines in good faith, after taking into account the advice of its financial advisor of nationally recognized reputation and the advice of the Company’s outside legal counsel, that the failure to withdraw or modify the Company Board Recommendation would be inconsistent with the fiduciary obligations of the Company’s board of directors under applicable Massachusetts law in light of such Change in Circumstances; provided, however, that when making such determination, the Company’s board of directors shall be obligated to consider any changes to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause “(D)” above or otherwise.
For purposes of clause “(i)” of this Section 5.2(e), any change in the form or amount of the consideration payable in connection with a Superior Offer, and any other material change to any of the terms of a Superior Offer, will be deemed to be a new Superior Offer, requiring a new Recommendation Change Notice and a new advance notice period, except that the advance notice period applicable to any such change to a Superior Offer pursuant to clause “(i)(E)” of this Section 5.2(e) shall be 72 hours rather than 120 hours. The Company shall ensure that any withdrawal or modification of the Company Board Recommendation does not have the effect of causing any Takeover Statute of the Commonwealth of Massachusetts or any other state to be applicable to this Agreement or any of the Contemplated Transactions.
(f) Nothing contained in this Section 5.2 shall prohibit the Company from: (i) taking and disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (ii) making any disclosure to its shareholders if the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that the failure to do so would be inconsistent with the directors’ fiduciary obligations under applicable

Massachusetts law; provided, however, that this Section 5.2(f) shall not be deemed to permit the Company’s board of directors to withdraw the Company Board Recommendation or to modify the Company Board Recommendation in a manner adverse to Parent or take any of the actions referred to in clause “(ii)” or clause “(iv)” of Section 5.2(d) except, in the case of a withdrawal or modification of the Company Board Recommendation, to the extent permitted by Section 5.2(e) (it being understood and agreed that any disclosure of the type described in this Section 5.2(f), other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) of the Exchange Act, shall be deemed to be a withdrawal of the Company Board Recommendation or a modification of the Company Board Recommendation in a manner adverse to Parent unless the Company’s board of directors publicly reaffirms the Company Board Recommendation in such disclosure).
(g) Notwithstanding anything to the contrary contained in this Agreement, none of the following actions shall be deemed to constitute a withdrawal or modification of the Company Board Recommendation: (i) the determination, in and of itself, by the Company’s board of directors that an Acquisition Proposal constitutes or would reasonably be expected to result in a Superior Offer; (ii) the delivery, in and of itself, of a Recommendation Change Notice to Parent pursuant to clause “(E)” of Section 5.2(e)(i); (iii) the delivery, in and of itself, of a written notice to Parent pursuant to clause “(C)” of Section 5.2(e)(ii); (iv) the public disclosure, in and of itself, of any action described in clause “(i),” “(ii)” or “(iii)” above if such disclosure is required by applicable Legal Requirements, so long as any such disclosure (A) includes an express reaffirmation of the Company Board Recommendation without any amendment, withdrawal, alteration, modification or qualification thereof and (B) does not include any statement that constitutes, and does not otherwise constitute, a withdrawal of the Company Board Recommendation or a modification of the Company Board Recommendation in a manner adverse to Parent; or (v) the making, in and of itself, of a customary “stop, look and listen” communication to the Company’s shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act.
(h) Subject to the Company’s right to terminate this Agreement in accordance with Section 7.1(g), the Company’s obligation to call, give notice of and hold the Company Shareholders’ Meeting in accordance with Section 5.2(a) shall not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any Superior Offer or other Acquisition Proposal, by any Change in Circumstances or by any withdrawal or modification of the Company Board Recommendation. Without limiting the generality of the foregoing, the Company agrees that unless this Agreement is terminated in accordance with Section 7.1, the Company shall not submit any Acquisition Proposal to a vote of its shareholders.
5.3 Treatment of Company Equity Awards.
(a) Cashed-Out RSUs. At the Effective Time, by virtue of the Merger and without any action on the part of any Person, each Company RSU (including, subject to Section 5.3(c)(i), any Company RSU that is a Company PSU) that is outstanding immediately prior to the Effective Time, and (x) has vested but is not yet settled as of immediately prior to the Effective Time, or (y) is held by a non-employee member of the Company’s board of directors as of immediately prior to the Effective Time (each such Company RSU, a “Cashed-Out RSU”) shall be canceled and extinguished, and the holder thereof shall be entitled to receive (without interest, and subject to any applicable withholding or other Taxes, or other amounts required by applicable Legal Requirements to be withheld), (1) the Merger Consideration in accordance with Section 1.5(a)(ii) on the same terms and conditions as outstanding shares of Company Common Stock plus (2) an amount in cash equal to the Dividend Equivalent Amount, in each case, within 10 Business Days after the Effective Time.
(b) Deferred Cash Awards. At the Effective Time, by virtue of the Merger and without any action on the part of any Person, each Company RSU (including, subject to Section 5.3(c)(i), any Company RSU that is a Company PSU) that is outstanding immediately prior to the Effective Time and is not a Cashed-Out RSU shall be canceled and converted into the right to receive from Parent an award in the form of cash, without interest, equal to (1) the product of (x) the Merger Consideration multiplied by (y) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time plus (2) the Dividend Equivalent Amount (together, the “Deferred Cash Award”) and such Deferred Cash Award shall, subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates (except, for the avoidance of doubt, for Company RSUs where continued service is no longer required in order to continue vesting), vest at the same time as the Company RSU for which such Deferred Cash Award was exchanged would have vested pursuant to its terms as of immediately prior to the Effective Time and be paid in accordance with Section 5.3(c). All Deferred Cash Awards will have the same terms and conditions (including with respect to vesting and forfeiture, but excluding performance-based vesting conditions) as applied to the Company RSUs for which they were exchanged; provided, that the Deferred Cash Awards shall immediately vest in full upon a termination of the employment or service of the holder thereof by Parent or its Affiliates (including the Surviving Corporation or its Subsidiaries) without “Cause” or by such holder for “Good Reason” (as such terms are defined in Section 5.3(d)), in each case, at any time prior to the date on which such Deferred Cash Award vests, and be paid in accordance with Section 5.3(c).
(c) Notwithstanding anything to the contrary in this Agreement or otherwise, (i) the number of shares of Company Common Stock subject to Company RSUs that are Company PSUs (including, for the avoidance of doubt, any Company PSUs that are converted into Deferred Cash Awards in accordance with Section 5.3(b)) shall be determined based on the attainment of the applicable performance metrics at the maximum performance level applicable to such Company PSUs, pursuant to the resolutions of the board of directors of the Company, passed on October 4, 2026, regarding the board of directors of the Company’s decision to adjust the terms of the Company PSUs in connection with a change of control, as permitted in the Company Equity Plan, (ii) to the extent that any payment pursuant to this Section 5.3 would trigger a Tax or penalty under Section 409A, such payment shall be made on the earliest date that payment would not trigger such Tax or penalty, (iii) with respect to any Company RSU that constitutes nonqualified deferred compensation subject to Section 409A and that the Company determines prior to the Effective Time is not eligible to be terminated in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), payment in respect of such Company RSU will be made at the earliest time permitted under the applicable Company Equity Plan that will not trigger a Tax or penalty under Section 409A and (iv) any applicable Tax withholdings shall reduce the cash payment otherwise payable in respect of such Company RSU. After the Effective Time, Parent shall cause the Surviving Corporation to, and the Surviving Corporation shall, pay the consideration payable pursuant to this Section 5.3 in respect of each Deferred Cash Award no later than the second regularly scheduled payroll that occurs following the applicable vesting date (in each case, without interest, and subject to any applicable withholding or other Taxes, or other amounts required by applicable Legal Requirements to be withheld) to the Persons entitled to receive such Deferred Cash Awards through the Surviving Corporation’s payroll.
(d) For purposes of Section 5.3(c), each of “Cause” and “Good Reason” shall mean: (i) if the holder of a Deferred Cash Award is, or was prior to the consummation of the Merger, a party to any agreement with the Company in which there is a definition of “Cause” or “Good Reason,” including, without limitation, any individual award agreement or employment, executive, severance or similar agreement (each, an “Individual Agreement”), such terms as defined in the applicable Individual Agreement and (ii) if such Person is not a party to an Individual Agreement, the respective meanings given to them in Part 5.3(d) of the Company Disclosure Letter.
5.4 Treatment of Company ESPP. As soon as practicable after the date of this Agreement, the Company shall take all action that may be necessary to provide that: (a) participants in the Company ESPP as of the date of this Agreement may not increase their payroll deductions under the Company ESPP from those in effect on the date of this Agreement; and (b) no new participants may commence participation in the Company ESPP following the date of this Agreement. Prior to the Effective Time, the Company shall take such action as may be necessary to: (i) cause any offering period (or similar period during which shares may be purchased) in progress prior to the date on which the Effective Time occurs to be the final offering period under the Company ESPP and to be terminated no later than five Business Days prior to the date on which the Effective Time occurs; (ii) make any pro-rata adjustments that may be necessary to reflect the shortened offering period (or similar period), but otherwise treat such shortened offering period (or similar period) as a fully effective and completed offering period for all purposes under the Company ESPP; (iii) cause each participant’s then-outstanding share purchase right under the Company ESPP (the “Company ESPP Rights”) to be exercised as of no later than two Business Days prior to the date on which the Effective Time occurs (such date, the “Final Exercise Date”); and (iv) terminate the Company ESPP as of, and subject to the occurrence of, the Effective Time. On the Final Exercise Date, the funds credited as of such date under the Company ESPP within the associated accumulated payroll withholding account for each participant under the Company ESPP shall be used to purchase shares of Company Common Stock in accordance with the terms of the Company ESPP (as amended pursuant to this Section 5.4), and each share purchased thereunder immediately prior to the Effective

Time will be canceled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with Section 1.5(a)(ii), subject to withholding of any applicable income and employment withholding Taxes. Any accumulated contributions of each participant under the Company ESPP as of immediately prior to the Effective Time shall, to the extent not used to purchase shares in accordance with the terms and conditions of the Company ESPP (as amended pursuant to this Section 5.4), be refunded to such participant as promptly as practicable following the Final Exercise Date (without interest). No further Company ESPP Rights shall be granted or exercised under the Company ESPP after the Final Exercise Date. The Company shall provide timely notice to participants of the setting of the Final Exercise Date and the termination of the Company ESPP in accordance with the terms of the Company ESPP.
5.5 Employee Benefits and Employee Matters.
(a) During the period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (the “Continuation Period”), Parent, the Surviving Corporation, or their respective Affiliates shall provide each Continuing Employee with (i) total target cash compensation (to be defined as base salary or annualized base wage rate, plus target annual cash incentive opportunity) that is no less favorable than the total target cash compensation provided to such Continuing Employee immediately prior to the Closing and (ii) retirement and health and welfare benefits that are substantially comparable in the aggregate to those provided by the Company immediately prior to the Closing (excluding, for the avoidance of doubt, any equity or equity-based compensation, long-term incentive compensation, transaction, retention, change in control, and similar bonuses, defined benefit pension benefits, nonqualified deferred compensation, and retiree or post-employment health or welfare benefits).
(b) During the Continuation Period, Parent shall provide, or shall cause the Surviving Corporation or any of their respective Affiliates to provide, severance payments and benefits to each Continuing Employee whose employment is terminated during such period that are no less favorable than the severance payments and benefits that such Continuing Employee would have been eligible to receive upon a termination of employment prior to the Closing under any applicable severance plan, policy, practice or arrangement sponsored or maintained by the Acquired Companies (as in effect as of the date hereof and set forth in Part 4.2(b)(x) of the Company Disclosure Letter).
(c) As of the Closing Date, Parent, the Surviving Corporation, or one of their respective Affiliates will use commercially reasonable efforts to provide to each Continuing Employee under each employee benefit plan, program or arrangement established or maintained by Parent, the Surviving Corporation, or one of their Affiliates in which such Continuing Employees may be eligible to participate after the Closing Date (the “Post-Closing Plans”), credit for purposes of eligibility to participate and vesting (but not for purposes of benefit accrual under a defined benefit pension plan or other plans providing for post-employment benefits) for full or partial years of service with the Surviving Corporation or any of its Subsidiaries performed at any time prior to the Closing Date to the extent such service was taken into account under the analogous Company Plan immediately prior to the Closing Date; provided, however, that no such prior service shall be taken into account to the extent it would result in the duplication of benefits to any such Continuing Employee.
(d) For purposes of each Post-Closing Plan providing medical, dental, prescription drug and/or vision benefits to any Continuing Employee, Parent shall, or shall cause the Surviving Corporation or one of its Subsidiaries to, use commercially reasonable efforts to cause (i) all pre-existing condition exclusions, evidence of insurability requirements, actively-at-work requirements, and waiting periods for such Post-Closing Plan to be waived for such Continuing Employee and his or her covered dependents, to the extent any such exclusions or requirements were waived or were inapplicable under the analogous Company Plan immediately prior to the Closing Date, and to the extent consistent with the governing terms of the Post-Closing Plan and (ii) such Continuing Employees to be given credit under such Post-Closing Plans for co-payments made, and deductibles satisfied, prior to the Closing Date for the year in which the Closing Date occurs.
(e) The Company shall, on the Closing Date (or if the Company does not do so, Parent shall, or shall cause the Surviving Corporation to), pay each Continuing Employee who is required to receive a pro-rated bonus in connection with the Contemplated Transactions pursuant to an executive agreement with the Company in effect as of the date of this Agreement, the annual bonus amount earned or deemed to have been earned by such

Continuing Employee under the applicable bonus arrangements of the Company for the fiscal year in which the Closing Date occurs, based on target performance (determined based on a truncated performance period ending on the Closing Date), and prorated for the portion of the fiscal year completed through the Closing Date, with such bonus payments to be made upon the Closing.
(f) Nothing contained in this Section 5.5 or elsewhere in this Agreement, express or implied, is intended to or shall: (i) constitute or be deemed to constitute the establishment or adoption of or amendment to any Company Plan or other compensation or benefit plan, policy, program or arrangement for purposes of ERISA or otherwise or (ii) obligate Parent, the Surviving Corporation, or any of their respective Affiliates to (x) maintain any particular benefit plan or arrangement or prevent the amendment, modification or termination thereof after the Effective Time, or (y) continue to employ or engage any Person, including any employees of the Company or any Acquired Company, for any period of time following the Effective Time. Except for Indemnified Persons (to the extent of their rights pursuant to Section 5.6), no Company Associate (including any beneficiary or dependent of such Company Associate) shall be deemed to be a third party beneficiary of this Agreement. Nothing in this Section 5.5 shall limit the effect of Section 8.8.
(g) Unless otherwise requested by Parent in writing at least five Business Days prior to the Closing Date, the Company shall take (or cause to be taken) all actions that may be reasonably necessary or appropriate to (i) terminate, effective no later than the day prior to the Closing Date, any Company Plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a “Company 401(k) Plan”). If the Company is required to terminate any Company 401(k) Plan, then the Company shall provide to Parent prior to the Closing Date written evidence of the adoption by the Company’s board of directors of resolutions authorizing the termination of such Company 401(k) Plan (the form and substance of which shall be subject to the prior review and approval of Parent), effective no later than the day prior to the Closing Date. In such event, prior to the Closing Date and thereafter (as applicable), the Company and Parent shall use commercially reasonable efforts to take any and all action as may be required, including amendments to a U.S. tax-qualified defined contribution plan maintained by Parent or one of its Subsidiaries (each, a “Parent 401(k) Plan”), to the extent permitted under applicable law and the terms of the applicable Parent 401(k) Plan, to permit each Continuing Employee who is eligible to participate in the Company 401(k) Plan to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 402(c)(4) of the Code) in cash or notes (representing plan loans from the Company 401(k) Plan) in an amount equal to the eligible rollover distribution portion of the account balance distributable to such Continuing Employee from such Company 401(k) Plan to the corresponding Parent 401(k) Plan. If the Company 401(k) Plan is terminated as described herein, the Continuing Employees who are eligible to participate in the Company 401(k) Plan shall be eligible to participate in a Parent 401(k) Plan as soon as reasonably practicable on or following the Closing Date. If the distributions of assets from the trust of any Company 401(k) Plan that is terminated pursuant to this Section 5.5(g) are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(k) Plan or upon the Company or any participating employer, then the Company shall estimate in good faith the amount of such charges or other fees and provide its estimate of that amount in writing to Parent at least three Business Days prior to the Closing Date.
(h) To the extent any employee, union, works council or other employee representative information, notification or consultation requirements are imposed by applicable Legal Requirements with respect to any of the Contemplated Transactions, the Company and Parent shall cooperate in good faith to ensure that such information, notification or consultation requirements are complied with in all material respects prior to the Effective Time. Prior to making any broad-based notices or communications to any employees of the Acquired Companies regarding the Contemplated Transactions or the effect thereof on such employees, the parties shall provide, and shall cause their respective Subsidiaries and Representatives to provide, all broad-based employee notices or communication materials (including website postings) that are intended to be provided to the employees of the Acquired Companies and that relate to their terms or conditions of employment, including compensation or benefits matters following the Closing (the “Employee Communications”) to the other party for its prior review and the reviewing party shall have the right to provide timely and reasonable comments to any such notices or communications, which will be considered in good faith. The foregoing shall not apply to any Employee Communications to the extent the substance of statements contained therein is consistent in all material respects with previous Employee Communications made by the Company or Parent after prior review by the other party.

5.6 Indemnification of Officers and Directors.
(a) From the Effective Time until the sixth anniversary of the Effective Time, Parent shall cause the Surviving Corporation to exculpate, indemnify and hold harmless (and shall also cause the Surviving Corporation to advance expenses as incurred), (i) to the fullest extent permitted under applicable law, and (ii) in accordance with any indemnification agreements with any Acquired Company in effect on the date of this Agreement, each present and former director and officer of any Acquired Company (collectively, the “Indemnified Persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (each, a “Proceeding”), arising out of or related to such Indemnified Persons’ service as a director or officer of any Acquired Company or services performed by such Persons at the request of any Acquired Company at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to (A) the Merger and the other Contemplated Transactions and (B) actions to enforce this Section 5.6. In addition, to the fullest extent permitted by applicable law, Parent shall cause the Surviving Corporation to pay all reasonable and documented expenses (including legal fees and expenses) of each Indemnified Person in advance of the final disposition of any such Proceeding, subject to receipt from the Indemnified Person to whom such expenses are advanced of a written affirmation and undertaking, in each case to the extent required by the MBCA in connection with an indemnity provided thereunder, to repay such advances if it is ultimately determined in accordance with applicable law that such Indemnified Person is not entitled to indemnification. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 5.6(a), upon learning of any such Proceeding, shall notify the Surviving Corporation (but the failure so to notify shall not relieve a party from any obligations that it may have under this Section 5.6(a) except to the extent such failure materially prejudices such party’s position with respect to such claims). Parent and the Surviving Corporation shall reasonably cooperate with the Indemnified Person in the defense of any such matter.
(b) All rights to indemnification, exculpation and advancement and reimbursement of expenses by any Acquired Company existing in favor of the Indemnified Persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in the Company’s or the applicable Acquired Company’s articles of organization, bylaws or other similar organizational documents (as in effect as of the date of this Agreement) and as provided in those indemnification agreements between an Acquired Company and such Indemnified Persons (as in effect as of the date of this Agreement), will survive the Merger and continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable law) for a period of six years following the date on which the Merger becomes effective, and the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Acquired Companies in respect of such rights of indemnification, exculpation and advancement and reimbursement of expenses. Notwithstanding anything to the contrary, if any Indemnified Person notifies Parent on or prior to the sixth anniversary of the Effective Time of a matter in respect of which such Indemnified Person intends to seek indemnification pursuant to this Section 5.6, the provisions of this Section 5.6 shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and proceedings relating thereto.
(c) From the date on which the Effective Time occurs until the sixth anniversary of such date, Parent shall cause the Surviving Corporation to maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing policy of directors’ and officers’ liability insurance maintained by the Company as of the date of this Agreement in the form Made Available to Parent (the “Existing D&O Policy”), except that: (i) Parent may substitute for the Existing D&O Policy a policy or policies of substantially comparable coverage, and in any event, coverage not less favorable in the aggregate than the existing policies of the Acquired Companies; and (ii) Parent will not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies) in excess of 350% of the most recent annual premium paid prior to the date of this Agreement for the Existing D&O Policy (the “Maximum Premium”). If any future annual premiums for the Existing D&O Policy (or any substitute policy therefor) exceed the Maximum Premium in the aggregate, then Parent may reduce the amount of coverage of such Existing D&O Policy (or any substitute policy therefor) to the amount of coverage that can be obtained for a premium equal to the Maximum Premium. Parent shall cause the Surviving Corporation or, prior to the Effective Time, the Company shall have the right to purchase a pre-paid, non-cancellable “tail” policy on the Existing D&O Policy for a claims reporting or discovery period of six (6) years from the Closing Date and otherwise on terms and conditions that are no less favorable than the terms and conditions of the Existing D&O Policy; provided, however, that the Surviving Corporation shall not be obligated to, and the Company shall not (without the prior written consent of Parent), expend an amount for such “tail” policy in excess of the Maximum Premium. If such “tail” policy is purchased, Parent shall cause the Surviving Corporation to maintain such “tail” policy in full force and effect in lieu of all other obligations of the Surviving Corporation under the first sentence of this Section 5.6(c).
(d) The provisions of this Section 5.6 are intended to be for the benefit of, and will be enforceable by each of the Indemnified Persons, who are intended third-party beneficiaries of this Section 5.6 from and after the Effective Time.
(e) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any Person and shall not be the continuing or Surviving Corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the rights and obligations set forth in this Section 5.6.
5.7 Regulatory Approvals and Related Matters.
(a) Each of Parent and the Company shall file, as soon as practicable and advisable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the other Contemplated Transactions, and submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing: (i) the Company and Parent shall: (A)(1) within 25 Business Days after the date of this Agreement, make an appropriate filing of a notification and report form pursuant to the HSR Act; (2) prepare, file and submit the notifications, reports and other documents (or, if appropriate, drafts of documents) required under any applicable foreign antitrust or competition laws or regulations in the jurisdictions set forth on Part 5.7(a) of the Parent Disclosure Letter as soon as reasonably practicable and advisable; and (3) promptly after the date of this Agreement, prepare, file and submit the notifications, reports and other documents required under (x) any applicable Foreign Investment Laws in the jurisdictions set forth on Part 5.7(a) of the Parent Disclosure Letter and (y) the NISPOM Rule (including notification to the DCSA and, as required, any other cognizant security authority pursuant to the NISPOM Rule) and cooperate in good faith and use reasonable best efforts to obtain DCSA’s approval of any mitigation measures that may be required, in each case, in connection with the Merger and the other Contemplated Transactions; and (B) respond as promptly as practicable to (1) any inquiries or requests received from the FTC or the DOJ for additional information or documentation and (2) any inquiries or requests received from any state attorney general, foreign antitrust authority or other Governmental Body in connection with antitrust, foreign direct investment, security clearance, or related matters; and (ii) the Company and Parent shall (A) promptly (and in any event within 10 Business Days) after a Requesting Authority asserts or attempts to assert jurisdiction over, or requests, requires or attempts to require a filing or submission relating to, the Merger or any of the other Contemplated Transactions, consult with one another in good faith to determine whether such filing is required and, if Parent determines such filing is required to consummate the Merger or any of the other Contemplated Transactions, file and submit (in accordance with each Legal Requirement that may be applicable or that such Requesting Authority asserts to be applicable) all notices, reports and other documents required or requested by such Requesting Authority to be filed or submitted, in each case, promptly after Parent makes such determination; and (B) respond as promptly as practicable to any inquiries or requests received from such Requesting Authority for additional information or documentation. Notwithstanding anything to the contrary herein, the foregoing terms of this Section 5.7(a) shall not apply with respect to CFIUS, which shall instead be governed by Section 5.7(b).
(b) Parent and the Company shall jointly prepare and file with CFIUS, as promptly as practicable, a draft Notice to CFIUS pursuant to 31 C.F.R. Subpart E (the “CFIUS Notice”) relating to the Contemplated Transactions, and then as promptly as practicable after receiving comments on the draft CFIUS Notice from CFIUS, jointly file with CFIUS a formal CFIUS Notice pursuant to the DPA with respect to the Contemplated Transactions. Parent shall be solely responsible for paying the CFIUS filing fee in connection with the CFIUS Notice. Following submission of the CFIUS Notice, each of Parent and the Company shall cooperate (to the extent permitted by applicable law) and provide CFIUS with any additional or supplemental information requested by CFIUS regarding such party hereto as promptly as practicable, and in all cases within the amount of time allowed by CFIUS pursuant to the DPA. Parent and the Company shall respond to any request for information from CFIUS in the timeframe set forth in 31 C.F.R. Part 800; provided, that (i) a party hereto, after consultation with each other party hereto, may request in good faith an extension of time pursuant to 31 C.F.R. § 800.504(a)(3) to respond to CFIUS requests for follow-up information and (ii) under no circumstance may a party hereto request any extension that would reasonably be expected to cause CFIUS to reject the CFIUS Notice filed by the parties hereto for failure to provide the requested information. Notwithstanding the foregoing, Parent and the Company shall use reasonable best efforts to (x) provide as promptly as practicable to each other’s counsel and to CFIUS any additional or supplemental information and documentary material as may be necessary, proper or advisable in connection with preparation and submission of the filing and thereafter to achieve CFIUS Approval and permit consummation of the Transactions; (y) permit the other party to review reasonably in advance any communication (subject to appropriate redactions to maintain confidentiality of business information as mutually agreed to by the parties) proposed to be given by it to CFIUS, and consult with each other in advance of any meeting or conference with CFIUS, and, to the extent permitted by CFIUS, give the other party the opportunity to attend and participate in any such meeting or conference; and (z) keep each other timely apprised of the status and content of any communications with, and any inquiries or requests for additional information or documentary material from, CFIUS, in each case of clauses (x) – (z), to the extent permitted by applicable law and subject to customary confidentiality and all applicable privileges (including the attorney-client privilege).
(c) Subject to the confidentiality provisions of the Confidentiality Agreement, Parent and the Company each shall promptly supply the other with any information which may be required in order to effectuate any filings (including applications) or submissions pursuant to (and to otherwise comply with its obligations set forth in) Section 5.7(a); provided, however, that, notwithstanding anything to the contrary contained in this Section 5.7, each of Parent and the Company may reasonably designate material provided to the other party pursuant to this Section 5.7 as “outside counsel only” or “counsel only” (i) as necessary to comply with legal or contractual arrangements and/or (ii) as necessary to address reasonable privilege, legal, confidentiality or competitive sensitivity concerns, and such materials and the information contained therein shall only be provided to the outside and in-house legal counsel and advisors of the receiving party to whom such materials or information is necessary to be provided and will not be disclosed by such counsel or advisors to others at the receiving party without the disclosing party’s express prior written consent. Parent shall control and direct all aspects of the parties’ efforts to seek and secure any actions or Consents of any Governmental Body with respect to the Merger and the other Contemplated Transactions, including with respect to any filings, notifications, submissions and communications with any Governmental Body (including any Requesting Authority), in each case after consultation in good faith with the Company and taking into account in good faith the Company’s views; provided, that neither party shall participate in any substantive meeting, communication, discussion or negotiation with any Governmental Body (including any Requesting Authority) in connection with this Agreement and the Merger unless such party gives the other party prior notice of, consults with such other party in good faith in advance of, and, to the extent not prohibited by such Governmental Body, gives such other party the opportunity to attend and participate in, such meeting, communication, discussion or negotiation. Notwithstanding the foregoing, in the event of any dispute between Parent and the Company relating to strategy in connection with seeking and securing any such actions or Consents of any Governmental Body, the parties shall escalate such dispute to the chief corporate legal officer and the chief financial officer of Parent and the chief legal officer and the chief financial officer of the Company and such persons shall discuss the dispute and relevant issues together in good faith to resolve such dispute, and if such dispute is not resolved by such persons, the parties shall further escalate such dispute to the chief executive officer of Parent and the chief executive officer of the Company, who shall discuss the dispute and relevant issues together in good faith to resolve such dispute. If such dispute is not resolved pursuant to the preceding sentence, Parent shall have the right to make the final determination with respect to such matter. Parent shall have the right to commit to or agree with any Governmental Body to stay, toll or extend any applicable waiting period under the HSR Act, any applicable foreign antitrust or competition law or regulation or any applicable Foreign Investment Law; provided that Parent shall consult with the Company in good faith prior to making any such commitment or agreement; provided, further, that Parent shall not commit to or agree to stay, toll or extend any such waiting period or to delay the consummation of, or not to consummate before a specified date, the Merger or any of the other Contemplated Transactions if such commitment or agreement would reasonably be expected to delay the consummation of the Merger beyond the End Date (as extended to the maximum extent contemplated by Section 7.1(b)). The Company shall not, without the prior written consent of Parent, directly or indirectly

(A) stay, toll or extend any waiting period under the HSR Act, any applicable foreign antitrust or competition law or regulation or any applicable Foreign Investment Law, (B) withdraw its initial filing pursuant to the HSR Act, any applicable foreign antitrust or competition law or regulation or any applicable Foreign Investment Law, as the case may be, or refile any of them, or (C) commit to or agree with any Governmental Body to delay or not to consummate the Merger or any of the other Contemplated Transactions.
(d) Except where prohibited by applicable Legal Requirements or any Governmental Body, and subject to Section 5.7(c) and the confidentiality provisions of the Confidentiality Agreement, each of Parent and the Company shall: (i) consult with the other party in good faith prior to taking a position with respect to any filing or submission required by Section 5.7(a); (ii) provide the other party a reasonable opportunity to review, comment and discuss in advance, and consider in good faith the views of the other party in connection with, all written, substantive communications with a Governmental Body (including any Requesting Authority) in connection with any filing or submission required by Section 5.7(a) (including any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions or proposals) before making or submitting any such written communication to any Governmental Body on behalf of any party hereto in connection with any filing or submission required by Section 5.7(a) or any Legal Proceeding involving a Governmental Body with regulatory authority related to this Agreement or any of the Contemplated Transactions; (iii) coordinate with the other party in preparing and exchanging such information; (iv) promptly provide the other party (and its counsel) with copies of all filings, notices, analyses, presentations, memoranda, briefs, white papers, opinions, proposals and other submissions (and a summary of any oral presentations) made or submitted by such party with or to any Governmental Body in connection with any filing or submission required by Section 5.7(a); and (v) not independently participate in any meeting, hearing, proceeding or material discussions (whether in person, by telephone or otherwise) with or before any Governmental Body in respect of the Contemplated Transactions without giving the other party reasonable prior notice of such meeting or discussions and the opportunity to participate; provided, however, that materials required to be provided pursuant to Section 5.7(c) and this Section 5.7(d) may be redacted (A) to remove references concerning the valuation of Parent, the Company or any of their respective Subsidiaries, (B) as necessary to comply with contractual arrangements existing as of the date of this Agreement and/or (C) as necessary to address reasonable privilege, legal, confidentiality or competitive sensitivity concerns.
(e) Each of the Company and Parent shall notify the other party promptly upon the receipt of: (i) any communication from any official of any Governmental Body in connection with any filing or submission made pursuant to this Agreement; (ii) knowledge of the commencement or threat of commencement of any judicial or administrative proceeding by or before any Governmental Body with respect to the Merger or any of the other Contemplated Transactions (and shall keep the other party informed as to the status of any such proceeding or threat); and (iii) any request by any official of any Governmental Body for any amendment or supplement to any filing or submission made pursuant to this Agreement or any information required to comply with any Legal Requirement applicable to the Merger or any of the other Contemplated Transactions. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing or submission made pursuant to Section 5.7(a), each of the Company and Parent shall (promptly upon learning of the occurrence of such event) inform the other party of the occurrence of such event and cooperate in filing with or submitting to the applicable Governmental Body such amendment or supplement.
(f) Subject to Sections 5.7(c) and 5.7(g), each of Parent and the Company shall use reasonable best efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other Contemplated Transactions on a timely basis. Without limiting the generality of the foregoing, but subject to Sections 5.7(c) and 5.7(g), each of Parent and the Company shall use reasonable best efforts to: (i) make all filings (if any), give all notices (if any) and provide all information (if any) required to be made, given or provided by such party in connection with the Merger or any of the other Contemplated Transactions; (ii) consult with such party’s employees to the extent required under any applicable Legal Requirement in connection with the Merger or any of the other Contemplated Transactions; and (iii) obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other Contemplated Transactions. Without limiting the generality of the foregoing, but subject to Sections 5.7(c) and 5.7(g), Parent’s obligations under clause “(iii)” of the immediately preceding sentence with respect to any Consents referred to in Section 6.1(b), Section 6.1(c) and Section 6.1(d) shall include, in each case, to the extent necessary to obtain the Consents referred to in Section 6.1(b), Section 6.1(c) and Section 6.1(d), (A) proposing, negotiating, committing to and effecting (by consent decree, hold separate order or otherwise) the sale, divestiture, disposition or license (or similar arrangement) of any of the businesses, product lines or assets of any Parent Entity or Acquired Company (a “Divestiture Remedy”), (B) proposing, negotiating, committing to and effecting (by consent decree, hold separate order or otherwise) any limitation on any Parent Entity’s freedom of action with respect to, and otherwise proposing, proffering and agreeing to any other requirement, obligation, condition, limitation or restriction on, any of the businesses, product lines or assets of any Parent Entity or Acquired Company (a “Behavioral Remedy”), (C) entering into any mitigation agreement, commitment letter, national security agreement, proxy agreement, trust agreement, special security agreement, security control agreement, security agreement or similar agreement with CFIUS, any member agency thereof or DCSA and (D) initiating any Legal Proceeding necessary to avoid entry of, or to have overturned, vacated, resolved or lifted, any Legal Requirement so as to permit consummation of the Contemplated Transactions. In furtherance of the foregoing, to the extent necessary and practicable, Parent shall (1) negotiate in good faith with all applicable Governmental Bodies any Divestiture Remedy or Behavioral Remedy contemplated by the immediately preceding sentence in connection with obtaining any Consent referred to in Section 6.1(b), Section 6.1(c) or Section 6.1(d) prior to the initiation of a Regulatory Proceeding by any Governmental Body and (2) continue such negotiations in the event a Regulatory Proceeding is initiated. Each of the Company and Parent shall consult with the other party in good faith with respect to the matters contemplated by clauses “(i),” “(ii)” and “(iii)” above, and shall use reasonable best efforts to keep the other party apprised of the status of matters relating to the consummation of the Contemplated Transactions. At the request of Parent, the Company shall cause the divestiture, holding separate or taking of any other action with respect to any of the businesses, product lines or assets of the Acquired Companies (provided that any such action is conditioned upon the consummation of the Merger). If a Specified Governmental Body or a third party commences a judicial or administrative proceeding under any applicable antitrust or competition Legal Requirement or Foreign Investment Law challenging, or seeking to restrain or prohibit the consummation of, the Merger or any of the other Contemplated Transactions (any such judicial or administrative proceeding, a “Regulatory Proceeding”), Parent and the Company shall contest, defend and/or appeal such proceeding on the merits.
(g) Notwithstanding anything to the contrary contained in Section 5.7(f) or elsewhere in this Agreement: (i) none of the Acquired Companies shall, except with the prior written consent of Parent, agree, commit or propose, or encourage any Governmental Body, to take any Divestiture Remedy or Behavioral Remedy, (ii) no Parent Entity or Acquired Company shall be required to agree to, commit to or effect any action that is not conditioned upon the consummation of the Merger, (iii) with respect to any Consent required under any Contract, neither the Company nor any of its Subsidiaries shall be required or permitted to pay any consent fee or other consideration, incur any material liability, amend or modify any Contract, provide any guaranty or other financial accommodation or make any other material concession in connection with obtaining such Consent without Parent’s prior written consent and (iv) Parent shall not be required to agree to, commit to or effect any Divestiture Remedy, Behavioral Remedy or other action (A) that would, individually or in the aggregate, reasonably be expected to result in (1) more than an immaterial impact on the financial condition, business, assets or continuing results of operations of Parent and its Subsidiaries, taken as a whole (other than the Acquired Companies, at or after the Effective Time) or (2) a material adverse effect on Parent, the Company and their respective Subsidiaries, taken as a whole, after giving effect to the Merger, including the synergies and other benefits expected to be realized from the Merger (assuming, for the purpose of determining whether such action would have such a material adverse effect, that Parent and its post-Closing Subsidiaries (including the Acquired Companies) were the same size as, and had the same financial and operating metrics as, the Acquired Companies, taken as a whole, as of the date hereof) or (B) that is proposed in connection with the review by CFIUS of the Contemplated Transactions, or in relation to the receipt of CFIUS Approval, and that would require all or a significant portion of the business of the Acquired Companies or a line of business of the Acquired Companies to be held or governed separate from the business of the Parent Entities (other than, following the Closing, the Acquired Companies), including through a proxy agreement, voting trust or similar arrangement (any such action described in the foregoing prongs (A) and (B), a “Burdensome Condition”).
5.8 Disclosure. Parent and the Company: (a) have agreed to the text of the joint press release and investor relations presentation announcing the signing of this Agreement; and (b) shall consult with each other before issuing any further press release or otherwise making any public statement with respect to the Merger or any of the other Contemplated Transactions, and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

Notwithstanding the foregoing: (i) each of Parent and the Company may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences and make internal announcements to employees, so long as such statements or announcements are consistent with (and not materially expansive of) previous press releases, public disclosures or public statements or announcements made jointly by the parties (or individually, if approved by the other party); (ii) Parent or the Company may, without the prior consent of the other party, issue any such press release or make any such public announcement or statement as may be required by a Legal Requirement or the Nasdaq Rules if it first notifies and consults with the other party prior to issuing any such press release or making any such public announcement or statement; (iii) the Company need not consult with (or obtain the consent of) Parent in connection with any press release, public statement or filing to be issued or made with respect to any Acquisition Proposal or any modification or withdrawal of the Company Board Recommendation in accordance with Section 5.2(e); and (iv) neither Parent nor the Company need consult with (or obtain the consent of) the other party in connection with any press release, public statement or filing in connection with any Legal Proceeding between Parent and the Company related to this Agreement or any of the Contemplated Transactions; and (v) the foregoing shall not limit the Company’s obligations under Section 5.15 or the making of public statements with respect to the Contemplated Transactions necessary for the consummation of any Capital Markets Issuance.
5.9 Resignation of Officers and Directors. Unless otherwise directed by Parent, the Company shall use reasonable best efforts to obtain and deliver to Parent at or prior to the Effective Time the resignation of each individual who is an officer or director of any of the Acquired Companies, effective as of the Effective Time (it being understood that such resignation shall not constitute a voluntary termination of employment under any Company Plan applicable to such individual’s status as an employee, officer or director of an Acquired Company).
5.10 Delisting. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Legal Requirements (including the Nasdaq Rules) to enable the de-listing by the Surviving Corporation of the Company Common Stock from Nasdaq and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
5.11 Section 16 Matters. Prior to the Effective Time, Parent and the Company shall take all steps that may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Merger and the matters contemplated by Sections 5.3 and 5.4 by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Legal Requirements.
5.12 Shareholder Litigation. The Company shall promptly (and in any event within two Business Days) notify Parent in writing of, and shall give Parent the opportunity to participate fully and actively in the defense and settlement of, any shareholder claim or litigation (including any class action or derivative litigation) against or otherwise involving the Company and/or any of its directors or officers relating to this Agreement, the Merger or any of the other Contemplated Transactions. No compromise or full or partial settlement of any such claim or litigation shall be agreed to by the Company without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided that Parent’s consent in this clause shall not be required if the settlement involves (i) solely (A) the payment of mooting fees in an aggregate amount that, together with all other amounts paid in settlements made pursuant to this proviso, does not exceed the amount set forth on Part 5.12 of the Parent Disclosure Letter and (B) supplemental disclosure (provided that Parent shall be given reasonable opportunity to review and comment on any supplemental disclosure and the Company shall consider in good faith any changes thereto proposed by Parent), (ii) no admission of wrongdoing or liability, (iii) no injunctive or similar relief, (iv) a complete and unconditional release by the named plaintiffs of all defendants in respect of all claims then pending relating to this Agreement, the Merger or the other Contemplated Transactions and (v) the withdrawal or dismissal of all claims and actions then pending relating to this Agreement, the Merger or the other Contemplated Transactions. Parent shall promptly (and in any event within two Business Days) notify the Company in writing of, and shall give the Company the opportunity to participate in (but not control) the defense of, any shareholder claim or litigation (including any class action or derivative litigation) against or otherwise involving Parent and/or any of its directors or officers relating to this Agreement, the Merger or any of the other Contemplated Transactions.
5.13 Takeover Statutes and Rights. If any Takeover Statute is or may become applicable to this Agreement, the Merger or any of the other Contemplated Transactions, the Company and the board of directors of the Company shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such Takeover Statute on this Agreement, the Merger and the other Contemplated Transactions.
5.14 Cooperation as to Certain Indebtedness.
(a) Parent or one of its Subsidiaries may (i) commence and conduct one or more offers to purchase, including any offer required to be made in connection with any “Change of Control” or equivalent term (each as defined in the Indenture governing each series of Existing Company Notes), tender offers or exchange offers with respect to any or all of the outstanding aggregate principal amount of the Existing Company Notes identified by Parent to the Company prior to, on or after the date hereof on terms that are acceptable to Parent (the “Offers to Purchase”) and/or (ii) solicit the consent of the holders of debt issued under the Indenture regarding certain proposed amendments to the Indenture (the “Consent Solicitations” and, together with the Offers to Purchase, if any, the “Company Note Offers and Consent Solicitations”); provided that the closing of any such Offers to Purchase shall not occur, and the amendments in connection with any such Consent Solicitations shall not become operative (although any supplemental indentures entered into in connection with any such Consent Solicitations may become effective upon execution), prior to the Closing; provided, further, that the consummation of any Company Note Offers and Consent Solicitations shall not be a condition to the Closing. Any Company Note Offers and Consent Solicitations shall be made on such terms and conditions (including price to be paid and conditionality) as are proposed by Parent and which are permitted by the terms of the Indenture and applicable Legal Requirements, including applicable SEC rules and regulations. Parent will reasonably consult with the Company regarding the material terms and conditions of any Company Note Offers and Consent Solicitations, including the timing and commencement of any Company Note Offers and Consent Solicitations and any relevant tender or consent deadlines. Parent shall not be permitted to commence any applicable Company Note Offers and Consent Solicitations until Parent shall have provided the Company with the related offer to purchase, consent solicitation statement, letter of transmittal, if any, or press release, if any, in connection therewith, and each other material document relevant to the transaction that will be distributed by the Parent in the applicable Company Note Offers and Consent Solicitations (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of Parent commencing the applicable Offer to Purchase or Consent Solicitation to allow the Company and its counsel to review and comment on such Debt Offer Documents, and Parent shall give reasonable and good faith consideration to any comments made or input provided by the Company and its legal counsel. Subject to the receipt of the requisite holder consents, in connection with any or all of the Consent Solicitations, the Company shall execute one or more supplemental indentures to the Indenture in accordance with the terms thereof amending the terms and provisions of such Indenture as described in the applicable Debt Offer Documents in a form as reasonably requested by Parent (each, a “Company Supplemental Indenture”), which such supplemental indentures shall become effective upon the execution thereof but shall not become operative until the Merger Effective Time, and the Company shall use reasonable best efforts to cause the trustee under each such Indenture to enter into such supplemental indentures. Subject to Section 5.15(h), the Company shall, and shall cause each of its Subsidiaries to, and shall use reasonable best efforts to cause its and their Representatives to, provide all reasonable and customary cooperation as may be reasonably requested by Parent in writing to assist Parent in connection with any Company Note Offers and Consent Solicitations; provided that neither the Company nor counsel for the Company shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with any Company Note Offers and Consent Solicitations (other than in connection with the execution of any Company Supplemental Indenture relating to the Consent Solicitations, with respect to which the Company shall deliver customary officer’s certificates (the “Company Indenture Officers’ Certificates”) and (solely to the extent the trustee under the Indenture requires an opinion of counsel to the Company) counsel to the Company shall provide customary legal opinions, in each case, to the trustee under the Indenture and solely to the extent such certificates or legal opinions, as applicable, would not conflict with applicable Legal Requirements and would be accurate in light of the facts and circumstances at the time delivered) or execute any other instruments or agreements in connection therewith other than any Company Supplemental Indenture described in the immediately preceding sentence. The solicitation agent, information agent, depositary or other agent retained in connection with any Company Note Offers and Consent Solicitations will be selected by Parent, retained by Parent, and their fees and out-of-pocket expenses will be paid directly by Parent. If, at any time prior to the completion of the Company Note Offers and Consent Solicitations, the Company or any of its

Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Debt Offer Documents, so that the Debt Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall use reasonable best efforts to promptly notify the other party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated to the holders of the applicable notes, debentures or other debt securities of the Company outstanding under the Indenture.
(b) If requested by Parent, in lieu of or in addition to Parent commencing or closing any Company Note Offers and Consent Solicitations for any series of Existing Company Notes, the Company shall use its reasonable best efforts, to the extent permitted by such series of Existing Company Notes and the Indenture, to (i) issue a notice of redemption (“Company Redemption Notice”) for all or a portion of the outstanding aggregate principal amount of such series of Existing Company Notes, pursuant to the redemption provisions of the Indenture, which notice of redemption shall be expressly conditioned on the occurrence of the Closing and (ii) take any other actions reasonably requested by Parent to facilitate the redemption and satisfaction and discharge of any series of Existing Company Notes at the Merger Effective Time pursuant to the redemption and satisfaction and discharge provisions of the Indenture and the other provisions of the Indenture applicable thereto, provided that, for the avoidance of doubt, no such Redemption (as defined below) shall be effective prior to the Merger Effective Time and provided further that neither the Company nor counsel for the Company shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with any Redemption (except that the Company shall deliver customary officers’ certificates (each, a “Company Redemption Officers’ Certificate”) and (solely to the extent the trustee under the Indenture requires an opinion of counsel to the Company) counsel to the Company shall provide customary legal opinions, in each case, to the trustee under the Indenture and solely to the extent such certificates or legal opinions, as applicable, would not conflict with applicable Legal Requirements and would be accurate in light of the facts and circumstances at the time delivered). If a notice of conditional redemption or satisfaction and discharge is given, Parent shall ensure that at the Merger Effective Time, so long as the applicable conditions of such redemption or satisfaction and discharge are satisfied, the Company has all funds necessary in connection with any such redemption or satisfaction and discharge. The redemption or satisfaction and discharge of any series of Existing Company Notes pursuant to this clause (b) are referred to collectively as the “Redemption” of such series of Existing Company Notes.
5.15 Financing.
(a) To the extent necessary for Parent to secure funds necessary to satisfy all Financing Uses at the Closing, taking into account all other sources of cash available to Parent on the Closing Date, each of Parent and Merger Sub shall, and shall cause its respective Representatives to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the Debt Financing on or prior to the Closing, on the terms and subject solely to the conditions (including, to the extent applicable, the “market flex” provisions) described in the Debt Commitment Letter (it being understood that, for purposes of this Section 5.15, references to the Debt Commitment Letter shall be deemed to include any Fee Letter), including using its reasonable best efforts to: (i) maintain in full force and effect the Debt Commitment Letter in accordance with its terms, (ii) enter into and deliver definitive agreements with respect to the Debt Financing on the terms and subject solely to the conditions contemplated by the Debt Commitment Letter (the “Definitive Debt Financing Agreements”), (iii) satisfy (or obtain a waiver of) on a timely basis all conditions and comply with all obligations applicable to Parent, including with respect to the payment of any commitment, engagement or placement fees, in the Debt Commitment Letter and the Definitive Debt Financing Agreements, (iv) enforce all of its rights under the Debt Commitment Letter and the Definitive Debt Financing Agreements, (v) if required under the Debt Commitment Letter, enter into amendments to the Definitive Debt Financing Agreements with respect to the Debt Financing to give effect to any “market flex” provisions contained in any Debt Commitment Letter and (vi) consummate the Debt Financing no later than the Closing.
(b) Parent shall not agree to any amendments, restatements, supplements or modifications to, obtain any replacement of, or waive any of its rights under, the Debt Commitment Letter or the Definitive Debt Financing Agreements, in whole or in part, without the prior written consent of the Company if any such amendment, restatement, supplement, replacement, modification or waiver of the Debt Commitment Letter or the Definitive Debt Financing Agreements shall: (i) impose new or additional conditions or otherwise amend, modify or expand any conditions to the Debt Financing that would make the funding thereof less likely to occur in any material respect, (ii) reduce the aggregate amount of the Debt Financing to less than the amount required, together with all other sources of cash or other financing sources available to Parent on the Closing Date, for the satisfaction of all of Parent’s payment obligations under this Agreement due at the Closing, including the payment of the Financing Uses, (iii) materially delay or prevent the Closing, (iv) make the receipt or funding of the Debt Financing less likely to occur (including, without limitation, by making any condition to the receipt or funding of the Debt Financing less likely to be satisfied) or (v) adversely impact the ability of Parent to (A) enforce its rights against the other parties to the Debt Commitment Letter or the Definitive Debt Financing Agreements or (B) cause the Merger to be timely consummated (it being understood that Parent may amend, restate, modify or supplement the Debt Commitment Letter or the Definitive Debt Financing Agreements to add lenders, lead arrangers, bookrunners, underwriters, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement, to provide for the assignment and reallocation to such entities of a portion of the debt financing commitments contained in the Debt Commitment Letter or the Definitive Debt Financing Agreements and to grant customary approval rights to such additional arrangers and other Entities in connection with such appointments as expressly set forth in the Debt Commitment Letter, in each case, without the Company’s consent).
(c) In the event that all or any portion of the Debt Financing becomes, or is expected to become, unavailable for any reason, such that the proceeds thereof, together with all other sources of cash available to Parent on the Closing Date, would be insufficient for the satisfaction of all of Parent’s payment obligations under this Agreement due on the Closing Date, including payment of the Financing Uses, Parent shall (i) notify the Company in writing thereof as promptly as practicable after obtaining knowledge thereof and (ii) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to promptly arrange and obtain alternative financing (the “Alternative Financing”) in an amount sufficient, together with all other sources of cash available to Parent on the Closing Date, for the satisfaction of all of Parent’s payment obligations under this Agreement due on the Closing Date, including payment of the Financing Uses; provided that, (A) such Alternative Financing shall not include any conditions precedent that would reasonably be expected to materially delay or impair the likelihood of the Closing and (B) without the prior written consent of the Company, such Alternative Financing shall not include any Prohibited Condition.
(d) If (i) any commitment for any Alternative Financing or other financing (or actual funding thereof) is obtained, (ii) any amendment, restatement, supplement, replacement, modification or waiver of the Debt Commitment Letter or the debt financing commitments contemplated therein becomes effective or (iii) any other term loan bank debt financing or Capital Markets Issuance is conducted in lieu thereof, in each case, as permitted by Section 5.15(b), references to the “Debt Financing,” “Financing Sources,” “Definitive Debt Financing Agreements” and “Debt Commitment Letter” (and other like terms in this Agreement) shall be deemed to refer to such Alternative Financing, such amended, restated, supplemented, replaced, modified or waived Debt Commitment Letter or such other term loan bank debt financing or Capital Markets Issuance in lieu thereof and, in each case, the commitments thereunder, the agreements with respect thereto and the financial institutions participating therein for all purposes of this Agreement and each such term shall be construed accordingly.
(e) Parent shall, and shall cause its Representatives to, keep the Company informed as promptly as practicable upon written request in reasonable detail of the status of its efforts to arrange the Debt Financing. Without limiting the generality of the foregoing, Parent shall: (i) upon the Company’s written request, furnish the Company with executed copies of any amendments, restatements, supplements, replacements, modifications to or waivers of the Debt Commitment Letter, Alternative Financing or other financing permitted by Section 5.15(b) (with the Debt Commitment Letter and any Fee Letter redacted in a customary manner as described in Section 3.7(a)) promptly upon their execution; and (ii) give the Company prompt written notice (A) of any actual or threatened default or material breach (or any event that, with or without notice, lapse of time or both, would give rise to any default or material breach) under, or repudiation of, the Debt Commitment Letter or the Definitive Debt Financing Agreements by any Financing Source party thereto, in each case, of which Parent becomes aware, (B) of any termination of the Debt Commitment Letter, other than in accordance with its terms and (C) of the receipt of any written notice from any Person with respect to any material dispute or disagreement between or among any parties to the Debt Commitment Letter or any Definitive Debt Financing Agreement relating to the initial availability of the Debt Financing.
(f) During the Pre-Closing Period, the Company shall, and shall ensure that each of the other Acquired Companies and its and their respective Representatives shall, use reasonable best efforts to provide to Parent all cooperation reasonably requested by Parent in connection with the Debt Financing and any Capital Markets Issuance, including to:
(i) cause the appropriate senior officers of the Company to participate in a reasonable but limited number of lender and investor (including parties acting as lead arrangers or agents for prospective lenders and investors) meetings, presentations, roadshows, calls, due diligence sessions and drafting sessions and sessions with rating agencies, in each case, upon reasonable notice and at mutually agreeable dates and reasonable times;
(ii) provide reasonable and customary assistance with the preparation of customary rating agency presentations, road show materials, customary bank information memoranda, prospectuses and bank syndication materials, offering documents, private placement memoranda and similar documents customarily required (which may incorporate, by reference, periodic and current reports filed by the Company with the SEC), in connection with obtaining any Debt Financing or consummating any Capital Markets Issuance, in each case, solely with respect to customary information relating to the Company and the other Acquired Companies (which assistance may include providing customary authorization and representation letters; provided that such authorization and representation letters (or the underlying documents to which they pertain) shall exculpate the Company, the other Acquired Companies and its and their respective Representatives with respect to any liability related to the use or misuse of information contained therein or other marketing materials related thereto), and Parent shall provide the Company and its counsel a reasonable opportunity to review and comment on any such materials to the extent they contain information relating to the Company or any of the other Acquired Companies and shall give reasonable and good faith consideration to any comments made or input provided by the Company and its legal counsel;
(iii) (A) obtain customary payoff letters (in form and substance reasonably acceptable to Parent) at or prior to Closing and such other documents reasonably requested by Parent or the Financing Sources relating to the termination of the obligations under the Credit Agreement and the payment of the Credit Agreement Payoff Amount or any other material indebtedness for borrowed money incurred by the Company prior to the Closing and the release of any related liens (if any), and (B) provide all documentation and other information reasonably required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, relating to any of the Acquired Companies, in each case as reasonably requested by Parent at least 10 Business Days prior to the Closing Date and (C) assist with the replacement, backstopping or rollover of any letter of credit;
(iv) furnish Parent, following Parent’s reasonable request, with all customary financial information (to the extent reasonably available to the Company) relating to the Company and the other Acquired Companies required to be delivered pursuant to the Debt Commitment Letter or to the extent required to consummate any Debt Financing (including any loan syndication contemplated by the Debt Commitment Letter) or Capital Markets Issuance, and provide any assistance that is reasonably necessary to permit Parent to prepare the pro forma financial statements required to be delivered pursuant to the Debt Commitment Letter or to the extent reasonably necessary to consummate any Debt Financing or any Capital Markets Issuance (it being understood that Parent, and not the Company, the other Acquired Companies or any of their respective Subsidiaries, Affiliates or Representatives, is responsible for the preparation of the pro forma financial statements and any other pro forma information, including any pro forma adjustments), provided that the public filing of any required financial statements or other public information filed with the SEC shall constitute delivery of such financial statements or other public information;
(v) cause its independent auditors to participate in drafting sessions and accounting due diligence sessions and cooperate with any Debt Financing and Capital Markets Issuance consistent with their customary practice, including causing them to provide customary comfort letters (including “negative assurance” comfort) and customary consents or authorization letters to the inclusion of the Company’s auditor reports, in each case, to the extent required in connection with the marketing and syndication of any Debt Financing or as are customarily required in an underwritten Capital Markets Issuance; and
(vi) assist with the preparation of and enter into (as of the Closing) Definitive Debt Financing Agreements (including review of any disclosure schedules related thereto for completeness and accuracy) or the amendment of any Acquired Company’s currency or interest hedging agreements or other agreements.
(g) The Company hereby consents to the use of its and each of the other Acquired Companies’ logos in connection with the Debt Financing or any Capital Markets Issuance; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company, any of the other Acquired Companies or any of their respective Subsidiaries or the reputation or goodwill of the Company, any of the other Acquired Companies or any of their respective Subsidiaries. Parent shall, promptly upon request by the Company (and, in any event, within thirty (30) days), reimburse the Company for all reasonable and documented out-of-pocket costs and expenses incurred by the Company in order to comply with its obligations under Section 5.15(f). Parent shall indemnify, defend and hold harmless the Company, each of the other Acquired Companies, each of their respective Subsidiaries and each of their respective Representatives from, against and in respect of any and all claims, debts, losses, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of action, obligations, accounts and liabilities resulting from, or that exist or arise due to, the activities of Parent and its Representatives under Section 5.15(f), except to the extent such claims, debts, losses, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of action, obligations, accounts and liabilities result from (i) the gross negligence or willful misconduct of such indemnified Persons or (ii) historical information provided by or on behalf of the Company, any of the other Acquired Companies or any of their respective Subsidiaries.
(h) Notwithstanding anything to the contrary in this Agreement, the assistance contemplated in Section 5.14 and Section 5.15(f) shall not (i) unreasonably interfere with the normal operations of the Company, the other Acquired Companies or any of their respective Subsidiaries, (ii) require the Company, the other Acquired Companies or any of their respective Subsidiaries to waive or amend any terms of this Agreement, (iii) require the Company, the other Acquired Companies or any of their respective Subsidiaries to take any action that will conflict with or violate any of their respective organizational documents, any applicable law or fiduciary duty, or result in the contravention of, or that would reasonably be expected to result in a material violation or material breach of, or material default under, any Contract or permit to which the Company, the other Acquired Companies or any of their respective Subsidiaries is a party, (iv) require the Company, the other Acquired Companies or any of their respective Subsidiaries to make any representations, warranties or certifications, except with respect to the authorization and representation letters contemplated by Section 5.14 and clause (f)(ii) and the items contemplated by clauses (f)(iii)(b) and (f)(v) above, (v) require the Company, the other Acquired Companies or any of their respective Subsidiaries to prepare any financial statements (other than as currently prepared in the ordinary course of business), (vi) require the Company, the other Acquired Companies or any of their respective Subsidiaries to execute any Contract prior to the Closing that is not expressly conditioned upon the occurrence of the Closing Date (other than customary authorization and representation letters contemplated in Section 5.14 or Section 5.15(f) (to the extent included in a customary bank information memorandum) and items required by clause (f)(iii)(B) above) (and, in each case, only by their respective directors, officers, managers or other Persons holding similar positions at the Company, the other Acquired Companies or any of their respective Subsidiaries who are expected to continue to hold such positions following the Closing), (vii) require the Company, the other Acquired Companies or any of their respective Subsidiaries to enter into any agreement or commitment in connection with the Debt Financing, any Company Note Offers and Consent Solicitations or any Redemption, in each case, that is effective prior to the Closing, (viii) result in any employee, officer or director of the Company, the other Acquired Companies or any of their respective Subsidiaries incurring any personal liability with respect to any matters relating to the Debt Financing, any Company Note Offers and Consent Solicitations or any Redemption prior to the Merger Effective Time, (ix) provide access to or disclose information that the Company determines would jeopardize any attorney-client privilege, or violate any of the confidentiality provisions of any confidentiality agreement, of the Company, the other Acquired Companies or any of their respective Subsidiaries, (x) require the Company, the other Acquired Companies or any of their respective Subsidiaries to change any fiscal period,

(xi) require the Company, the other Acquired Companies or any of their respective Subsidiaries to authorize any corporate action with respect to the Debt Financing, any Company Note Offers and Consent Solicitations or any Redemption, in each case, prior to the Closing Date, except for such corporate action that is conditioned on the occurrence of the Closing Date (and only by their respective directors, managers or other Persons holding similar positions at the Company, the other Acquired Companies or any of their respective Subsidiaries who are expected to continue to hold such positions following the Closing), (xii) require the Company, the other Acquired Companies, any of their respective Subsidiaries or any of their respective Representatives to provide any legal opinion or other opinion of counsel, (xiii) require the Company, the other Acquired Companies or any of their respective Subsidiaries to cause or permit any liens to be placed on any of their respective assets in connection with the Debt Financing prior to the Closing Date or (xiv) require the Company, the other Acquired Companies or any of their respective Subsidiaries to deliver or cause the delivery of any certificate as to solvency or any other certificate in connection with the Debt Financing or any Alternative Financing, in each case that would be effective prior to the Closing.
(i) Notwithstanding anything in this Agreement to the contrary, none of the Company, the other Acquired Companies or any of their respective Subsidiaries or Representatives shall be required to pay any commitment or other fee or payment or incur any liability or obligation in connection with the Debt Financing, any Company Note Offers and Consent Solicitations or any Redemption prior to the Merger Effective Time, in each case, prior to the Closing Date unless such fee or payment is subject to reimbursement under clause (g) hereof. Nothing in Section 5.14 or Section 5.15(f) shall require such cooperation to the extent it would (i) cause any condition to Closing set forth in Section 6 of this Agreement to fail to be satisfied or otherwise cause any breach of this Agreement or (ii) require the Company, the other Acquired Companies or any of their respective Subsidiaries to take any action that would conflict with or violate any applicable law.
(j) Notwithstanding anything to the contrary in this Agreement, the Company shall not be deemed to have breached its obligations under Section 5.14 or Section 5.15(f) unless (i) the Company, any other Acquired Company or any of its or their respective Representatives committed a knowing and intentional breach of Section 5.14 or Section 5.15(f), (ii) Parent provided written notice to the Company of such breach and a period of 10 days for such breach to be cured, (iii) such breach has not been cured by the end of such 10-day period and (iv) such breach was the material and proximate cause of the failure to obtain the Debt Financing, the Company Note Offers and Consent Solicitations or any Redemption prior to the Merger Effective Time.
(k) Notwithstanding anything contained in this Agreement to the contrary, Parent and Merger Sub expressly acknowledge and agree that neither Parent’s nor Merger Sub’s obligations hereunder are conditioned in any manner upon Parent or Merger Sub obtaining the Debt Financing, any Alternative Financing or any other financing.
(l) The Company and the other Acquired Companies shall supplement the information provided pursuant to Section 5.15(f) on a reasonably current basis to the extent that any such information, to the knowledge of the Company or any other Acquired Company, when taken as a whole and in light of the circumstances under which such statements were made, contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading.
(m) At the reasonable request of Parent, the Company shall use reasonable best efforts to (i) file or furnish a Form 8-K with the SEC and (ii) post on Debtdomain, IntraLinks, SyndTrak Online or similar electronic means, disclosing information identified by Parent relating to the Company and the other Acquired Companies reasonably necessary for obtaining the Debt Financing or consummating any Capital Markets Issuance for purposes of permitting such information to be included in any marketing materials in connection with obtaining any Debt Financing or consummating any Capital Markets Issuance to be provided to potential investors who do not wish to receive material nonpublic information with respect to any of Parent, the Company, the Acquired Companies, the Business, any of their respective Affiliates or any of their respective securities.
(n) Subject to, and without limiting, the foregoing Section 5.15(m), all non-public or otherwise confidential information provided by the Company, any other Acquired Company or any of their Subsidiaries or any of their Representatives pursuant to this Section 5.15 shall be kept confidential in accordance with the Confidentiality Agreement; provided that Parent shall be permitted to disclose such information to financing sources, other potential sources of capital and prospective lenders and investors in connection with obtaining the Debt Financing or consummating any Capital Markets Issuance or any other direct or indirect equity financing, subject to the recipient thereof entering into customary confidentiality undertakings at least as restrictive upon such recipient as the Confidentiality Agreement is upon the Parent, with respect to such information (including in the form of a customary click-through confidentiality undertaking).
Section 6. CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER
6.1 Conditions to Obligations of Each Party. The obligations of Parent, Merger Sub and the Company to effect the Merger and otherwise consummate the Contemplated Transactions are subject to the satisfaction (or waiver by written agreement of Parent and the Company), at or prior to the Closing, of each of the following conditions:
(a) This Agreement shall have been duly approved at the Company Shareholders’ Meeting by the Required Company Shareholder Vote.
(b) The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or otherwise been terminated, and any period of time (and any extension thereof) agreed to in accordance with the terms of this Agreement with a Governmental Body in the United States not to consummate the Merger shall have expired or been terminated.
(c) Any waiting period (and any extension thereof) applicable to the consummation of the Merger under any applicable foreign antitrust law or regulation in each jurisdiction identified in Part 6.1(c) of the Parent Disclosure Letter shall have expired or otherwise been terminated, and any period of time (and any extension thereof) agreed to in accordance with the terms of this Agreement with a Governmental Body in any jurisdiction identified in Part 6.1(c) of the Parent Disclosure Letter not to consummate the Merger shall have expired or been terminated.
(d) (i) Any Governmental Authorization or other Consent required under any applicable foreign antitrust law or regulation or Foreign Investment Law, in connection with the Merger in each jurisdiction identified on Part 6.1(c) of the Parent Disclosure Letter, and (ii) the CFIUS Approval shall have been obtained and shall be in full force and effect.
(e) (i) No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any Governmental Body and remain in effect, and (ii) there shall not be any Legal Requirement enacted or deemed applicable to the Merger by any Governmental Body that makes consummation of the Merger illegal, in the case of each of clauses (i) and (ii), if such temporary restraining order, preliminary or permanent injunction or other Order or Legal Requirement represents a Material Constraint.
6.2 Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the Contemplated Transactions are subject to the satisfaction (or waiver by Parent), at or prior to the Closing, of each of the following conditions:
(a) The representations and warranties of the Company: (i) contained in this Agreement, other than in the first sentence of Sections 2.1(b) (with respect to the Company only), 2.3(a), 2.3(b), 2.3(c), 2.3(d), 2.3(e), 2.3(f), 2.20, 2.21, 2.22, 2.24, 2.25 and clause “(a)” of Section 2.5 of the Agreement, shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except to the extent that any inaccuracies in such representations and warranties (at any such time) do not have, and would not reasonably be expected to have, a Material Adverse Effect on the Company; (ii) contained in the first sentence of Sections 2.1(b) (with respect to the Company only), 2.3(c), 2.3(e), 2.3(f), 2.20, 2.21, 2.22, 2.24 and 2.25 shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty made as of a specific earlier date, which shall have been accurate in all material respects as of such earlier date); (iii) contained in Section 2.3(a), Section 2.3(b) and Section 2.3(d) shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis will be disregarded; and (iv) contained in clause “(a)” of Section 2.5 shall have been accurate in all respects as of the date of this Agreement; provided, however, that

(A) in the case of each of clauses “(i)” and “(ii)”, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “Material Adverse Effect” and other materiality and similar qualifications limiting the scope of such representations and warranties (other than dollar thresholds) shall be disregarded, and (B) in the case of each of clauses “(i)”, “(ii)”, “(iii)” and “(iv)”, any update of or modification to the Company Disclosure Letter made or purported to have been made after the execution and delivery of this Agreement shall be disregarded.
(b) The covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.
(c) Parent shall have received a certificate executed on behalf of the Company by the Chief Executive Officer and Chief Financial Officer of the Company confirming that the conditions set forth in Sections 6.2(a), 6.2(b) and 6.2(d) have been duly satisfied.
(d) Since the date of this Agreement, there shall not have occurred any Material Adverse Effect on the Company that is continuing.
6.3 Additional Conditions to Obligations of the Company. The obligations of the Company to effect the Merger and otherwise consummate the Contemplated Transactions are subject to the satisfaction (or waiver by the Company), at or prior to the Closing, of each of the following conditions:
(a) The representations and warranties of Parent: (i) contained in this Agreement, other than Sections 3.1 and 3.3, shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except to the extent that any inaccuracies in such representations and warranties (at any such time) do not have, and would not reasonably be expected to have, a Material Adverse Effect on Parent and (ii) contained in Sections 3.1 and 3.3, shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty made as of a specific earlier date, which shall have been accurate in all material respects as of such earlier date); provided, however, that in the case of each of clauses “(i)” and “(ii)”, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “Material Adverse Effect” and other materiality and similar qualifications limiting the scope of such representations and warranties (other than dollar thresholds) shall be disregarded and any update of or modification to the Parent Disclosure Letter made or purported to have been made after the execution and delivery of this Agreement shall be disregarded.
(b) The covenants and obligations in this Agreement that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.
(c) The Company shall have received a certificate executed on behalf of Parent by an executive officer of Parent confirming that the conditions set forth in Sections 6.3(a) and 6.3(b) have been duly satisfied.
Section 7. TERMINATION
7.1 Termination. This Agreement may be terminated prior to the Effective Time (whether before or after the approval of this Agreement by the Required Company Shareholder Vote) by written notice of the terminating party to the other parties:
(a) by mutual written consent of Parent and the Company;
(b) by either Parent or the Company if the Merger shall not have been consummated by 11:59 p.m. (Eastern Time) on April 4, 2027 (the “Initial End Date” and, as extended in accordance with this Section 7.1(b), the “End Date”); provided, however, that: (i) if, at 11:59 p.m. (Eastern Time) on the Initial End Date, any of the conditions set forth in Section 6.1(b), Section 6.1(c), Section 6.1(d) or Section 6.1(e) (solely in connection with any applicable antitrust law or regulation, CFIUS or Foreign Investment Law in the jurisdictions identified on Part 6.1(c) of the Parent Disclosure Letter) has not been satisfied or waived, then the End Date shall be automatically extended, without any further action on the part of any party hereto, to the day that is three months after the Initial End Date, (ii) if, at 11:59 p.m. (Eastern Time) on the day that is three months after the Initial End Date, any of the conditions set forth in Section 6.1(b), Section 6.1(c),

Section 6.1(d) or Section 6.1(e) (solely in connection with any applicable antitrust law or regulation, CFIUS or Foreign Investment Law in the jurisdictions identified on Part 6.1(c) of the Parent Disclosure Letter) has not been satisfied or waived, then the End Date, as extended pursuant to clause (i) of this proviso, shall be automatically extended, without any further action on the part of any party hereto, to the day that is six months after the Initial End Date, (iii) if, at 11:59 p.m. (Eastern Time) on the day that is six months after the Initial End Date, any of the conditions set forth in Section 6.1(b), Section 6.1(c), Section 6.1(d) or Section 6.1(e) (solely in connection with any applicable antitrust law or regulation, CFIUS or Foreign Investment Law in the jurisdictions identified on Part 6.1(c) of the Parent Disclosure Letter) has not been satisfied or waived, then the End Date, as extended pursuant to clauses (i) and (ii) of this proviso, shall automatically be extended, without any further action on the part of any party hereto, to the day that is nine months after the Initial End Date, and (iv) a party shall not be permitted to terminate this Agreement pursuant to this Section 7.1(b) if the failure to consummate the Merger by the End Date is primarily attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time in breach of such party’s obligations hereunder;
(c) by either Parent or the Company if: (i) a Governmental Body shall have issued a final and nonappealable Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or (ii) there shall be any applicable Legal Requirement enacted, enforced or deemed applicable to the Merger by any Governmental Body that would make consummation of the Merger illegal and such Legal Requirement shall have become final and non-appealable, in the case of each of clauses (i) and (ii), if such Order or applicable Legal Requirement represents a Material Constraint;
(d) by either Parent or the Company if: (i) the Company Shareholders’ Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company’s shareholders shall have taken a final vote on a proposal to approve this Agreement; and (ii) this Agreement shall not have been approved at the Company Shareholders’ Meeting (and shall not have been approved at any adjournment or postponement thereof) by the Required Company Shareholder Vote;
(e) by Parent (at any time prior to the approval of this Agreement by the Required Company Shareholder Vote) if a Triggering Event shall have occurred;
(f) by Parent if: (i) any of the Company’s representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date) such that any of the conditions set forth in Section 6.2(a) would not be satisfied; or (ii) any of the Company’s covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 6.2(b) would not be satisfied; provided, however, that: (A) if an inaccuracy in any of the Company’s representations or warranties as of a date subsequent to the date of this Agreement or a breach of a covenant or obligation by the Company is curable by the Company prior to the End Date and the Company is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then Parent may not terminate this Agreement under this Section 7.1(f) on account of such inaccuracy or breach unless such inaccuracy or breach shall not have been cured by the Company on or prior to the earlier of (1) the Business Day immediately prior to the End Date and (2) 30 days after the date on which Parent gives the Company written notice of such inaccuracy or breach; and (B) Parent shall not be permitted to terminate this Agreement pursuant to this Section 7.1(f) if Parent is then in breach of any of its representations, warranties, covenants or obligations contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.3(a) or Section 6.3(b) to be satisfied;
(g) by the Company (at any time prior to the approval of this Agreement by the Required Company Shareholder Vote) in order to accept a Superior Offer and enter into a definitive agreement providing for the consummation of the transaction contemplated by such Superior Offer that has been executed on behalf of the Person that made such Superior Offer (an “Alternative Acquisition Agreement”), only if: (i) the Company shall have complied with Section 4.3 in all material respects; (ii) the Company’s board of directors, after satisfying the requirements set forth in Section 5.2(e)(i), shall have authorized the Company to enter into such Alternative Acquisition Agreement; (iii) the Company shall have delivered to Parent a written notice (that includes a copy of the Alternative Acquisition Agreement as an attachment) confirming that the Company will enter into the Alternative Acquisition Agreement in the form attached to such notice concurrently with the termination of this

Agreement pursuant to this Section 7.1(g); (iv) concurrently with the termination of this Agreement pursuant to this Section 7.1(g), the Company enters into the Alternative Acquisition Agreement with respect to such Superior Offer; and (v) immediately prior to or concurrently with such termination, the Company shall have paid to Parent or its designee the Termination Fee; or
(h) by the Company if: (i) any of Parent’s representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date) such that the conditions set forth in Section 6.3(a) would not be satisfied; or (ii) if any of Parent’s covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 6.3(b) would not be satisfied; provided, however, that: (A) if an inaccuracy in any of Parent’s representations or warranties as of a date subsequent to the date of this Agreement or a breach of a covenant or obligation by Parent is curable by Parent prior to the End Date (as it may be extended in accordance with Section 7.1(b)) and Parent is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then the Company may not terminate this Agreement under this Section 7.1(h) on account of such inaccuracy or breach unless such inaccuracy or breach shall not have been cured by Parent on or prior to the earlier of (1) the Business Day immediately prior to the End Date and (2) 30 days after the date on which the Company gives Parent written notice of such inaccuracy or breach; and (B) the Company shall not be permitted to terminate this Agreement pursuant to this Section 7.1(h) if the Company is then in breach of any of its representations, warranties, covenants or obligations contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.2(a) or Section 6.2(b) to be satisfied.
7.2 Effect of Termination. If this Agreement is terminated as provided in Section 7.1, all further obligations of the parties under this Agreement shall terminate, this Agreement shall be of no further force or effect and there shall be no liability on the part of the Company, Parent, Merger Sub or any of their respective shareholders or Representatives; provided, however, that: (a) this Section 7.2, Section 7.3 and Section 8 shall survive the termination of this Agreement and shall remain in full force and effect; (b) the Confidentiality Agreement (as modified pursuant to Section 4.1(b)) shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms; and (c) the termination of this Agreement shall not relieve any party from any liability for fraud or any knowing and intentional breach of any covenant or obligation contained in this Agreement (which liability the parties acknowledge and agree may, in the event of a termination as a result of a knowing and intentional breach of this Agreement, and specific performance is not sought or granted as a remedy, include damages based on the loss of the premium and/or economic benefits of the Contemplated Transactions that holders of Company Common Stock and Company RSUs would be entitled to receive pursuant to the terms of this Agreement if the Merger were consummated in accordance with its terms). For purposes of this Agreement, “knowing and intentional breach” means a material breach or failure to perform a covenant or obligation that is a consequence of an intentional act undertaken by the breaching party with the actual knowledge that the taking of such act would reasonably be expected to cause a material breach of this Agreement.
7.3 Expenses; Termination Fees.
(a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement or any of the Contemplated Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.
(b) If: (i) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b) (prior to the satisfaction of the condition set forth in Section 6.1(a)) or Section 7.1(d); (ii) at or prior to the time of the termination of this Agreement, but on or after the date of this Agreement, an Acquisition Proposal shall have been publicly disclosed, announced, commenced, submitted or made and such Acquisition Proposal shall not have been publicly withdrawn at least 10 calendar days prior to the Company Shareholders’ Meeting (or, in the case of a termination pursuant to Section 7.1(b), an Acquisition Proposal shall otherwise exist and shall not have been withdrawn); and (iii) within 12 months after the date of such termination of this Agreement, an Acquisition Transaction (whether or not relating to such Acquisition Proposal) is consummated or a definitive agreement providing for an Acquisition Transaction (whether or not related to such Acquisition Proposal) is executed, then the Company shall pay to Parent a non-refundable fee in the amount of $700,000,000 (the “Termination Fee”) in cash; provided, however, that, for purposes of this Section 7.3(b), all references to “20%” and “80%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%”.

(c) If this Agreement is terminated: (i) pursuant to Section 7.1(e); (ii) pursuant to Section 7.1(d) at any time after the occurrence of a Triggering Event; or (iii) pursuant to Section 7.1(g), then the Company shall pay to Parent the Termination Fee in cash.
(d) Any Termination Fee required to be paid to Parent pursuant to Section 7.3(b) shall be paid by the Company within two Business Days after the earlier to occur of the consummation of, or entry into a definitive agreement relating to, the Acquisition Transaction contemplated by Section 7.3(b). Any Termination Fee required to be paid to Parent pursuant to Section 7.3(c)(i) or Section 7.3(c)(ii) shall be paid by the Company (i) in the case of a termination of this Agreement by the Company, at or prior to the time of such termination, and (ii) in the case of a termination of this Agreement by Parent, within two Business Days after such termination. Any Termination Fee required to be paid to Parent pursuant to Section 7.3(c)(iii) shall be paid immediately prior to or concurrently with, and as a condition to, the termination of this Agreement.
(e) Each of the parties acknowledges and agrees that in no event shall the Company be required to pay the Termination Fee under this Section 7.3 on more than one occasion, whether or not such fee may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Each of the parties acknowledges and agrees that (i) the covenants and obligations contained in this Section 7.3 are an integral part of the Contemplated Transactions, and that, without these covenants and obligations, the parties would not have entered into this Agreement, and (ii) the Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which the Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Notwithstanding anything to the contrary contained in this Agreement, except in the case of fraud or a knowing and intentional breach of any of the Company’s covenants or obligations contained in this Agreement, if this Agreement is validly terminated in accordance with Section 7.1, Parent’s right to receive the Termination Fee from the Company in the circumstances under which such fee is payable pursuant to this Section 7.3 (plus, if the Termination Fee is not timely paid, the interest, costs and expenses described in Section 7.3(f)) shall be the sole and exclusive remedy of Parent against the Acquired Companies and any of their respective former, current or future officers, directors, partners, shareholders, managers, members, Affiliates or agents (each such Person, a “Company Related Party”) for the loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in this Agreement, and upon payment of such amount, none of the Acquired Companies or any other Company Related Party shall have any further liability or obligation relating to or arising out of this Agreement. Nothing in this Section 7.3(e) shall limit the rights of Parent or Merger Sub under Section 8.11 (or otherwise with respect to injunctive or similar relief), in each case prior to the termination of this Agreement.
(f) If the Company fails to pay when due any amount payable under this Section 7.3, then (i) the Company shall reimburse Parent for all costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by Parent of its rights under this Section 7.3 (it being understood and agreed that the Company shall not be required to reimburse Parent for any premium, success fee, contingent fee or other similar fee, commission or payment incurred by Parent in connection with the collection of such overdue amount or the enforcement by Parent of its rights under this Section 7.3) and (ii) the Company shall pay interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Parent in full) at a rate per annum equal to the sum of the Prime Rate in effect on the date such overdue amount was originally required to be paid plus 2% (or the maximum lawful rate, if lower).
(g) Any fee or other amount payable pursuant to this Section 7.3 shall be paid free and clear of all deductions and withholdings.
(h) Without limiting the rights of Parent under the Debt Commitment Letter or the rights of any of the Parent Entities under any Definitive Debt Financing Agreements, the Company agrees that none of (i) the Financing Sources or (ii) any of their respective Affiliates or any of such Financing Sources’ or their Affiliates’ respective former, current or future general or limited partners, shareholders, managers, members, agents, officers, directors, employees, accountants, advisors or representatives or any of their respective successors or assigns (the Persons described in this clause “(ii)” being collectively referred to as the “Financing Source

Related Parties”) shall have any liability or obligation to Parent, the Company, any of their respective shareholders, Affiliates, Representatives, current, former or future officers, directors, employees, agents, representatives, shareholders, managers or members relating to or arising out of this Agreement or any of the Contemplated Transactions (including the Debt Financing and Debt Commitment Letter), whether at law, in equity, in contract, in tort or otherwise. This Section 7.3(h) shall not affect, alter or amend in any way the covenants and agreements between the Company and Parent, or the obligations of the Company and Parent, provided for in this Agreement.
Section 8. MISCELLANEOUS PROVISIONS
8.1 Amendment. This Agreement may be amended by the Company, Parent and Merger Sub at any time prior to the Effective Time (whether before or after the approval of this Agreement by the Company’s shareholders); provided, however, that after any such approval of this Agreement by the Company’s shareholders, no amendment shall be made which by applicable Legal Requirements requires further approval of the shareholders of the Company without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Notwithstanding anything to the contrary contained in this Agreement, Sections 7.3(h), 8.1, 8.4, 8.5(b), 8.5(c) and the last sentence of Section 8.8 (and any other provision of this Agreement to the extent that an amendment, supplement or other modification of such provision would modify the substance of such provisions) may not be amended, supplemented or otherwise modified in any manner that is adverse in any material respect to any Financing Source or any of its Financing Source Related Parties without the prior written consent of such Financing Source.
8.2 Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
8.3 No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the consummation of the Merger.
8.4 Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery. This Agreement (including all Exhibits hereto) and the Confidentiality Agreement (as modified pursuant to Section 4.1(b)) constitute the entire agreement among the parties regarding the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in PDF format or by facsimile shall be sufficient to bind the parties to the terms of this Agreement.
8.5 Applicable Law; Jurisdiction; Waiver of Jury Trial.
(a) Subject to Section 8.5(b), this Agreement, and any action, suit or other legal proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement), any of the Contemplated Transactions or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles or any borrowing statute of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. Notwithstanding the foregoing, (i) the MBCA will apply to this Agreement and the Merger to the extent the applicability thereof is required under the laws of the Commonwealth of Massachusetts and (ii) the laws of the Commonwealth of Massachusetts will govern any matters pertaining to the internal corporate governance of the Company, including the interpretation of the board of directors of the Company’s fiduciary duties in connection with this Agreement and the Merger. Subject to Section 8.5(b), in any action, suit or other legal proceeding between any of the parties arising out of or relating to this Agreement, any of the Contemplated Transactions or the legal relationship of the parties to this

Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties: (A) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chosen Court; (B) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from the Chosen Court; and (C) agrees that it will not bring any such action in any court other than the Chosen Court. Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 8.9 shall be effective service of process for any such action.
(b) Notwithstanding anything to the contrary contained in this Agreement, each of the parties agrees that: (i) it will not bring or support any legal proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources or any of the Financing Source Related Parties arising out of or relating to this Agreement, any of the Contemplated Transactions, the Debt Financing or the Debt Commitment Letter in any forum other than the Tribunal de commerce or, if applicable, Tribunal des activités économiques of Paris; (ii) all legal proceedings (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources or any of the Financing Source Related Parties arising out of or relating to this Agreement, any of the Contemplated Transactions, the Debt Financing or the Debt Commitment Letter shall be subject to the exclusive jurisdiction of Tribunal de commerce or, if applicable, Tribunal des activités économiques of Paris and each party irrevocably submits itself and its property with respect to any such legal proceeding to the exclusive jurisdiction of such court; (iii) all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources or any of the Financing Source Related Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, the Debt Financing or the Debt Commitment Letter shall be exclusively governed by, and construed in accordance with, French law; (iv) service of process upon any party in any such legal proceeding shall be effective if notice is given in accordance with Section 8.9; (v) it irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal proceeding in any such court; (vi) no Financing Sources shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature; and (vii) the provisions of Section 8.5(c) relating to the waiver of jury trial shall apply to any legal proceeding described in clause “(i)” above.
(c) EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS (INCLUDING ANY ACTION AGAINST ANY FINANCING SOURCE OR ANY FINANCING SOURCE RELATED PARTIES IN RESPECT OF THE DEBT FINANCING). EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5.
8.6 Disclosure Schedules. The Company Disclosure Letter shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 2 (or any other applicable provision of this Agreement). Any disclosure set forth in a section or subsection of the Company Disclosure Letter shall be deemed to be (as applicable) an exception to, or a disclosure for purposes of, the representations, warranties, covenants, agreements or other provisions, as the case may be, contained in the correspondingly numbered and/or lettered section or subsection of the Agreement and each other representation, warranty, covenant, agreement or other provision of the Agreement to which the relevance of such disclosure is reasonably apparent on the face of such disclosure, whether or not repeated or cross-referenced in such other sections or subsections. The Company shall not be entitled to update or modify the Company Disclosure Letter after the execution and delivery of this Agreement, and any update or modification made or purported to have been made to the Company Disclosure Letter after the execution and delivery of this Agreement shall be disregarded for all purposes under this Agreement. The Parent Disclosure Letter shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 3 (or any other applicable provision of this Agreement). Any disclosure set forth in a section or subsection of the Parent Disclosure Letter shall be deemed to be (as applicable) an exception to, or a disclosure for purposes of, the representations, warranties, covenants, agreements or other provisions, as the case may be, contained in the correspondingly numbered and/or lettered section or subsection of the Agreement and each other representation, warranty, covenant, agreement or other provision of the Agreement to which the relevance of such disclosure is reasonably apparent on the face of such disclosure, whether or not repeated or cross-referenced in such other sections or subsections. Parent shall not be entitled to update or modify the Parent Disclosure Letter after the execution and delivery of this Agreement, and any update or modification made or purported to have been made to the Parent Disclosure Letter after the execution and delivery of this Agreement shall be disregarded for all purposes under this Agreement. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the Company Disclosure Letter and Parent Disclosure Letter do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.
8.7 Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.
8.8 Assignability; No Third-Party Beneficiaries. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party hereto, in whole or in part, by operation of law or otherwise, without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights, interests or obligations without the other parties’ prior written consent shall be void and of no effect; provided further that, notwithstanding anything to the contrary in this Agreement, Parent or Merger Sub may, without the consent of the Company, assign this Agreement or any of its rights, interests or obligations hereunder to any wholly owned Subsidiary of Parent, so long as no such assignment relieves Parent or Merger Sub of any obligation hereunder. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto, except that (a) the Indemnified Persons shall be third-party beneficiaries of Section 5.6, (b) the Company Related Parties shall be third-party beneficiaries of Section 7.3(e), (c) from and after the Effective Time, the holders of Company Common Stock and holders of Company RSUs shall be third-party beneficiaries solely for purposes of enforcing their respective rights to receive the consideration payable to such holders set forth in Section 1.5 or Section 5.3, as applicable, in each case subject to the terms thereof, and (d) the Company, as sole and exclusive agent on behalf of the holders of Company Common Stock and holders of Company RSUs (which holders shall not be entitled to pursue such damages on their own behalf and who are third-party beneficiaries hereunder solely to the extent necessary for this Section 8.8(d) to be enforceable), shall be able to pursue and obtain damages for any knowing and intentional breach of this Agreement by Parent or Merger Sub (which damages may, if specific performance is not sought or granted as a remedy, include damages based on loss of the premium and/or economic benefits of the Contemplated Transactions to the holders of Company Common Stock and Company RSUs; provided that any such damages recovered by the Company may, in the Company’s sole and absolute discretion, be either distributed, in whole or in part, by the Company to Company shareholders of record as of any date determined by the Company or may be retained by the Company for the use and benefit of the Company on behalf of holders of Company Common Stock and Company RSUs in any manner the Company deems appropriate), and (e) the Financing Sources and the Financing Source Related Parties shall be third-party beneficiaries of Sections 7.3(h), 8.1, 8.4, 8.5(b), 8.5(c) and the last sentence of this Section 8.8.

8.9 Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent by registered, certified or first-class mail, the second Business Day after being sent; (c) if sent via a national courier service, two Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice given to the other parties hereto):

if to Parent, Merger Sub:

Schneider Electric SE
35 rue Joseph Monier
92500 Rueil-Malmaison, France
Attention:	Ségolène Simonin-du Boullay Estelle Monod
Email:	[***]

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, New York 10019
Attention:	Jonathan E. Levitsky Spencer K. Gilbert
Email:	jelevitsky@debevoise.com skgilbert@debevoise.com
if to the Company:

PTC Inc.
121 Seaport Boulevard
Boston, Massachusetts
Attention:	Aaron von Staats Jennifer DiRico
Email:	[***]

with a copy (which shall not constitute notice) to each of:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention:	Scott Barshay Laura C. Turano
Email:	sbarshay@paulweiss.com lturano@paulweiss.com

8.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. In the event that the parties are unable to agree to such replacement, the parties agree that the court making the determination referred to above shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified.
8.11 Remedies. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement required to be performed by any of the parties were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, in the event of any breach or threatened breach by any party of any covenant or obligation contained in this Agreement, any non-breaching party shall be entitled to obtain, without proof of actual damages (and in addition to any other remedy to which such non-breaching party may be entitled at law or in equity): (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each of the parties hereby waives any requirement for the securing or posting of any bond in connection with any such remedy. The parties further agree not to assert that (i) a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason or (ii) a remedy of monetary damages would provide an adequate remedy.
8.12 Construction.
(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
(c) As used in this Agreement, the words “include,” “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” All references in this Agreement to “dollars” or “$” shall mean United States Dollars. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”
(d) Unless otherwise indicated or the context otherwise requires: (i) any definition of or reference to any agreement, instrument or other document or any Legal Requirement in this Agreement shall be construed as referring to such agreement, instrument or other document or Legal Requirement as from time to time amended, supplemented or otherwise modified; (ii) any reference in this Agreement to any Person shall be construed to include such Person’s successors and assigns; (iii) all references to “Sections,” “Schedules” and “Exhibits” in this Agreement or in any Schedule or Exhibit to this Agreement are intended to refer to Sections of this Agreement and Schedules and Exhibits to this Agreement, respectively; (iv) the words “herein,” “hereof,” “hereunder” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement; and (v) any statute defined or referred to in this Agreement shall include all rules and regulations promulgated thereunder.
(e) The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
(f) The Company shall be deemed to have “Knowledge” of a fact or other matter if any individual listed in Part 1.1 of the Company Disclosure Letter has actual knowledge (and not constructive or imputed knowledge) of such fact or other matter. Parent shall be deemed to have “Knowledge” of a fact or other matter if any individual listed in Part 1.1 of the Parent Disclosure Letter has actual knowledge (and not constructive or imputed knowledge) of such fact or other matter.
[Remainder of page intentionally left blank]

The parties have caused this Agreement to be duly executed as of the date first above written.

SCHNEIDER ELECTRIC SE

By:	/s/ Olivier Blum
Name:	Olivier Blum
Title:	Chief Executive Officer

GRAND SLAM MERGER SUB, INC.

By:	/s/ Estelle Monod
Name:	Estelle Monod
Title:	President

PTC INC.

By:	/s/ Neil Barua
Name:	Neil Barua
Title:	President and CEO

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

CERTAIN DEFINITIONS
For purposes of the Agreement (including this Exhibit A):
“Acquired Company” means: (a) the Company; and (b) each Subsidiary of the Company.
“Acquisition Inquiry” means an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by Parent) that would reasonably be expected to lead to an Acquisition Proposal.
“Acquisition Proposal” means any offer or proposal (other than an offer or proposal made or submitted by Parent) contemplating or otherwise relating to any Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the Contemplated Transactions) involving:
(a) any merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, joint venture, reorganization, recapitalization, tender offer, exchange offer or other similar transaction involving the Company, except for any such transaction in which the shareholders of the Company immediately preceding such transaction continue to hold immediately following such transaction, directly or indirectly, 80% or more of the equity interests in the surviving or resulting entity in such transaction (whether by voting power or number of shares);
(b) any issuance of securities, acquisition of securities or other transaction: (i) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the total voting power of the equity securities of the Company (or instruments convertible into or exercisable or exchangeable for more than 20% of such securities); or (ii) in which the Company issues securities representing more than 20% of the total voting power of the equity securities of the Company (or instruments convertible into or exercisable or exchangeable for more than 20% of such securities); or
(c) any sale, lease, exchange, transfer, license, sublicense or disposition by any Acquired Company to any Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons of any business or businesses or assets (including equity interests in any Subsidiary of the Company) that constitute or account for more than 20% of the consolidated net revenues or consolidated net income (measured based on the 12 full calendar months prior to the date of determination) or consolidated assets (measured based on fair market value as of the last day of the most recently completed calendar month) of the Acquired Companies, in each case except for sales or non-exclusive licenses or sublicenses of Company Products in the ordinary course of business.
“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition and the Agreement, the term “control” (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person. The term “Affiliate” shall be deemed to include current and future “Affiliates.”
“Agreement” has the meaning assigned to such term in the preamble to the Agreement.
“Alternative Acquisition Agreement” has the meaning assigned to such term in Section 7.1(g) of the Agreement.
“Alternative Financing” has the meaning assigned to such term in Section 5.15(c) of the Agreement.
“Anticorruption Laws” has the meaning assigned to such term in Section 2.13(b) of the Agreement.
“ARR” means for any active subscription software, SaaS, support, and hosting contract with a contract start date before or on the applicable date and a contract end date after the applicable date: (a) the total contract value; divided by (b) the number of contract days; multiplied by (c) 365 days, in each case calculated in a manner consistent with the methodology described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, as filed with the SEC on July 31, 2026.

“Behavioral Remedy” has the meaning assigned to such term in Section 5.7(f) of the Agreement.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Paris, France are authorized or obligated by law or executive order to close.
“Capital Markets Issuance” means one or more issuances of equity or debt securities, the use of proceeds of which are for the satisfaction of all or a portion of Parent’s payment obligations under this Agreement due at the Closing, including the payment of the Financing Uses.
“Cashed-Out RSU” has the meaning assigned to such term in Section 5.3(a) of the Agreement.
“Certification” has the meaning assigned to such term in Section 2.4(a) of the Agreement.
“CFIUS” means the Committee on Foreign Investment in the United States or any member agency thereof acting in such capacity.
“CFIUS Approval” means (a) CFIUS has issued a written notice that it has concluded all action pursuant to the DPA and has determined that there are no unresolved national security concerns with respect to the Contemplated Transactions; (b) CFIUS has submitted a report to the President of the United States of America (the “President”) requesting the President’s decision regarding the Contemplated Transactions and either: (i) the period under the DPA during which the President may announce his decision to take action to suspend, prohibit, or place any limitations on the Contemplated Transactions that individually or in the aggregate would constitute a Burdensome Condition (after taking into account all other Divestiture Remedies, Behavioral Remedies and other actions undertaken pursuant to Section 5.7) will have expired without any action having been taken or (ii) the President will have announced a decision not to take any action to suspend, prohibit or place any limitations on the Contemplated Transactions that individually or in the aggregate would constitute a Burdensome Condition (after taking into account all other Divestiture Remedies, Behavioral Remedies and other actions undertaken pursuant to Section 5.7); or (c) CFIUS has issued a written notice that the Contemplated Transactions are not “covered transactions” within the meaning of the DPA.
“Change in Circumstances” has the meaning assigned to such term in Section 5.2(e)(ii) of the Agreement.
“Chosen Court” means: (a) if the federal courts have exclusive jurisdiction over the matters at issue in any action, suit or other legal proceeding described in Section 8.5(a) of the Agreement, the United States District Court for the District of Delaware; or (b) if the federal courts do not have exclusive jurisdiction over the matters at issue in any action, suit or other legal proceeding described in Section 8.5(a) of the Agreement, the Court of Chancery of the State of Delaware in and for New Castle County, Delaware; provided, however, that, in the case of this clause “(b)” only, if the Court of Chancery of the State of Delaware does not have jurisdiction over such matters, then the Chosen Court shall be deemed to be the Superior Court of the State of Delaware in and for New Castle County, Delaware (and any appellate court therefrom).
“Closing” has the meaning assigned to such term in Section 1.3 of the Agreement.
“Closing Date” has the meaning assigned to such term in Section 1.3 of the Agreement.
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreement” means any collective bargaining agreement, labor agreement, works council agreement or any similar agreement with any labor organization, union, works council or other labor representative representing any employee of any Acquired Company.
“Company” has the meaning assigned to such term in the preamble to the Agreement.
“Company 401(k) Plan” has the meaning assigned to such term in Section 5.5(g) of the Agreement.
“Company Associate” means any current or former employee, Contract Worker, advisor, officer, member of the board of directors or managers (or similar body) or other individual service provider of or to any of the Acquired Companies.
“Company Balance Sheet” means the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of June 30, 2026 included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, as filed with the SEC on July 31, 2026.

“Company Board Recommendation” has the meaning assigned to such term in Section 5.2(c) of the Agreement.
“Company Common Stock” means the Common Stock, $0.01 par value per share, of the Company.
“Company Contract” means any Contract (other than any Company Plan): (a) to which any of the Acquired Companies is a party; (b) by which any of the Acquired Companies or any Company IP or any other asset of any of the Acquired Companies is bound or under which any of the Acquired Companies has, or may become subject to, any obligation; or (c) under which any of the Acquired Companies has any rights.
“Company Disclosure Letter” means a letter containing disclosures that has been prepared by the Company in accordance with the requirements of Section 8.6 of the Agreement and has been delivered by the Company to Parent on the date of the Agreement.
“Company Equity Award” means any Company RSU.
“Company Equity Plan” means the Company’s 2000 Equity Incentive Plan.
“Company ESPP” has the meaning assigned to such term in Section 2.3(b) of the Agreement.
“Company ESPP Rights” has the meaning assigned to such term in Section 5.4 of the Agreement.
“Company Inbound License” means any Contract pursuant to which any Person has granted to any Acquired Company a license or a covenant not to sue or other right or immunity, in each case, material to the business of the Company and its Subsidiaries, taken as a whole, under, in or to any Intellectual Property Rights, other than Contracts (a) for non-exclusive licenses of “shrink wrap,” “off-the-shelf”, or other generally commercially available Software, including “software as a service,” “infrastructure as a service” or similar services involving fees and other payments of less than $2,500,000 per year in the aggregate (“Off-the-Shelf Software”), (b) for licenses of Open Source Software, (c) consisting of confidentiality or non-disclosure agreements entered into in the ordinary course of business on terms consistent in all material respects with standard non-disclosure agreement forms used by the Acquired Companies and Made Available to Parent, (d) for non-exclusive licenses of generally commercially available standard data libraries, involving fees and other payments of less than $2,500,000 per year in the aggregate and entered into in the ordinary course of business, (e) with shareholders, directors, officers, employees, contractors and other representatives of such Person that assign Intellectual Property Rights from such individuals to any Acquired Company in the ordinary course of business, (f) for non-exclusive licenses granted by a third party to enable any Acquired Company to distribute, provision, license, host or sell any product or service of such third party or any of its Affiliates (each, an “OEM”) in or with any product or service of any Acquired Company, entered into in the ordinary course of business (each, an “OEM Agreement”) that is not one of the five largest OEMs to the Acquired Companies during the twelve-month period ended September 30, 2025 and the nine-month period ended June 30, 2026, based on amounts paid or payable to such OEMs, and (g) in which the only license to, or right to use, Intellectual Property Rights granted in such Contract is incidental to the transaction contemplated in such Contract, the commercial purpose of which is something other than such license, such as a service Contract under which such Person grants a third party a license under Intellectual Property Rights to enable such third party to provide services for the benefit of such Person (other than, for the avoidance of doubt, Software license agreements and software-as-a-service agreements which shall constitute Company Inbound Licenses unless subject to the exceptions set forth in sub-clauses (a), (b), (d) or (f) above).
“Company Indenture Officers’ Certificates” has the meaning assigned to such term in Section 5.14(a) of the Agreement.
“Company IP” means all Intellectual Property Rights owned or purported to be owned by any of the Acquired Companies.
“Company IT System” means any IT System owned, leased or licensed by the Acquired Companies.
“Company Listing Date” has the meaning assigned to such term in Section 2.3(a) of the Agreement.
“Company Note Offers and Consent Solicitations” has the meaning assigned to such term in Section 5.14(a) of the Agreement.
“Company Outbound License” means any Contract pursuant to which any Acquired Company has granted any Person a license, covenant not to sue, or other right or immunity, in each case, material to the business of the

Company and its Subsidiaries, taken as a whole, under, in or to any Company IP, other than Contracts (a) which grant non-exclusive licenses to resellers and distributors (solely for their resale and distribution of Company Products) or contractors, consultants or other service providers (solely for their provision of services to the Acquired Companies), (b) which grant customers or end users non-exclusive licenses to use Company IP in connection with the distribution, provision, licensing, hosting or sale to such customers or end users of any Company Products in the ordinary course of business; (c) which grant a third party, including developers and any member of the Acquired Companies’ partner programs, a non-exclusive license to use Company IP to develop or integrate any product or service intended to be used with, or interoperate with, any Company Products in the ordinary course of business; and (d) consisting of confidentiality or non-disclosure agreements entered into in the ordinary course of business.
“Company Pension Plan” means: (a) each Company Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA (whether or not subject to ERISA); and (b) any other occupational pension plan, including any final salary or money purchase plan.
“Company Plan” means: (a) each “employee benefit plan” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA; and (b) any other employment, consulting, salary, bonus, commission, other remuneration, stock option, stock purchase or other equity-based award (whether payable in cash, securities or otherwise), benefit, incentive compensation, profit sharing, savings, pension, retirement (including early retirement and supplemental retirement), disability, insurance (including life and health insurance), vacation, deferred compensation, supplemental retirement (including termination indemnities and seniority payments), severance, termination, redundancy, transaction, retention, change in control, death and disability benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, and similar fringe, welfare or other employee benefit plan, program, agreement, Contract, policy or binding arrangement (whether or not in writing) (excluding any statutorily required plan, agreement, program, policy or other arrangement) maintained, sponsored or contributed to or required to be maintained or contributed to by any of the Acquired Companies or any Affiliate of any Acquired Company or any ERISA Affiliate for the benefit of or relating to any Company Associate or the beneficiaries or dependents of any such individual, or with respect to which any Acquired Company has or may reasonably be expected to have any direct or indirect Liability.
“Company Preferred Stock” has the meaning assigned to such term in Section 2.3(a) of the Agreement.
“Company Product” means any version, release or model of any product or service (including Software as a service) that has been, or is currently being, distributed, provided, made available, licensed, offered for sale or sold by or on behalf of any Acquired Company.
“Company PSUs” means each Company RSU that vests on the basis of time and the achievement of performance targets and pursuant to which the holder has a right to receive shares of Company Common Stock or cash following the vesting or lapse of restrictions applicable to such performance stock unit.
“Company Redemption Officers’ Certificate” has the meaning assigned to such term in Section 5.14(b) of the Agreement.
“Company Redemption Notice” has the meaning assigned to such term in Section 5.14(b) of the Agreement.
“Company Registered IP” has the meaning assigned to such term in Section 2.8(a) of the Agreement.
“Company Related Party” has the meaning assigned to such term in Section 7.3(e) of the Agreement.
“Company RSUs” has the meaning assigned to such term in Section 2.3(b) of the Agreement and includes Company PSUs.
“Company SEC Reports” has the meaning assigned to such term in Section 2.4(a) of the Agreement.
“Company Shareholders’ Meeting” has the meaning assigned to such term in Section 5.2(a) of the Agreement.
“Company Software” means Software the rights to which are included in the Company IP.
“Company Stock Certificate” has the meaning assigned to such term in Section 1.6 of the Agreement.
“Company Supplemental Indenture” has the meaning assigned to such term in Section 5.14(a) of the Agreement.

“Confidentiality Agreement” means that certain confidentiality agreement, dated as of September 13, 2026, between Parent and the Company.
“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).
“Consent Solicitations” has the meaning assigned to such term in Section 5.14(a) of the Agreement.
“Contemplated Transactions” means all actions and transactions contemplated by the Agreement, including the Merger.
“Continuation Period” has the meaning assigned to such term in Section 5.5(a) of the Agreement.
“Continuing Employee” means each employee of the Company or any Acquired Company who is employed immediately prior to the Effective Time and continues employment with Parent, the Surviving Corporation or any Subsidiary or Affiliate of the Surviving Corporation after the Effective Time.
“Contract” means any written (or legally binding oral) agreement, contract, subcontract, lease, understanding, arrangement, settlement, instrument, note, option, warranty, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking. A task order, purchase order, delivery order, or statement of work under a Contract shall not constitute a separate Contract for purposes of this definition, but shall be part of the Contract to which it relates.
“Contract Worker” means any independent contractor, consultant or retired person or service provider who is or was hired, retained, employed or used by any Person and who is not: (a) classified by such Person as an employee; or (b) compensated by such Person through wages reported on a Form W-2.
“Credit Agreement” means the Fourth Amended and Restated Credit Agreement, dated January 3, 2023, by and among the Company, PTC (IFSC) Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the Lenders named therein, as amended by Amendment No. 1, dated October 1, 2024 and as further amended by Amendment No. 2, dated November 18, 2025.
“Credit Agreement Payoff Amount” means the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations due and payable under and in connection with the Credit Agreement as of the anticipated Closing Date.
“DCSA” means the Defense Counterintelligence and Security Agency of the United States Department of Defense or any successor.
“Debt Commitment Letter” has the meaning assigned to such term in Section 3.7(a) of the Agreement.
“Debt Offer Documents” has the meaning assigned to such term in Section 5.14(a) of the Agreement.
“Debt Financing” has the meaning assigned to such term in Section 3.7(a) of the Agreement.
“Deferred Cash Award” has the meaning assigned to such term in Section 5.3(b) of the Agreement.
“Definitive Debt Financing Agreements” has the meaning assigned to such term in Section 5.15(a) of the Agreement.
“Dissenting Shares” has the meaning assigned to such term in Section 1.8(a) of the Agreement.
“Divestiture Remedy” has the meaning assigned to such term in Section 5.7(f) of the Agreement.
“Dividend Equivalent Amount” means any accrued but unpaid dividend equivalents with respect to the applicable Company RSU.
“DOJ” means the United States Department of Justice.
“DOL” means the United States Department of Labor.
“DPA” means Section 721 of the Defense Production Act of 1950, as amended, and the rules and regulations issued and effective thereunder.
“EDGAR” has the meaning assigned to such term in Section 2 of the Agreement.
“Effective Time” has the meaning assigned to such term in Section 1.3 of the Agreement.

“Employment Laws” means any applicable Legal Requirements with respect to employment and employment practices, including those relating to hiring, promotion, termination, terms and conditions of employment, wages, hours, wage statements, payroll and withholding practices, meal and break periods, labor relations, other labor-related matters or arising under labor relations laws, discrimination, equal pay, overtime, business expense reimbursements, labor relations, paid and unpaid leaves of absence, paid sick leave laws, COVID-19 regulations, work breaks, classification of workers (including exempt and independent contractor status), occupational health and safety, privacy, fair credit reporting, harassment, whistleblower and retaliation, disability rights and benefits, reasonable accommodation, equal employment, fair employment practices, immigration and Form I-9 compliance, visa, work permits, workers’ compensation, affirmative action, federal contracting, benefits, child labor, working conditions, wrongful discharge or violation of personal rights, social benefits contributions, severance pay, WARN, leaves of absences and unemployment insurance.
“Encumbrance” means any lien (statutory or other), pledge or other deposit arrangement, hypothecation, charge, assessment, levy, assignment, mortgage, deed of trust, easement, encroachment, imperfection of title, title exception, title defect, title retention, right of possession, lease, tenancy license, security interest, security arrangement or security agreement, executory seizure, attachment, garnishment, encumbrance (including any exception, reservation or limitation, right of way, and the like), conditional sale, interference, option to purchase, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“End Date” has the meaning assigned to such term in Section 7.1(b) of the Agreement.
“Enforceability Exceptions” means: (a) legal limitations on enforceability arising from applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally; (b) legal limitations on enforceability arising from rules of law governing specific performance, injunctive relief and other equitable remedies; and (c) legal limitations on the enforceability of provisions requiring indemnification against liabilities under securities laws in connection with the offering, sale or issuance of securities.
“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.
“Environmental Law” means any Legal Requirement, including any Governmental Authorization required thereunder, relating to: (a) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant or animal life, or any other natural resource); (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, distribution, sale, labeling, production, Release or disposal of hazardous or toxic substances, materials or wastes; or (c) the protection of human health or safety (to the extent relating to exposure to Hazardous Materials).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any Person under common control with any of the Acquired Companies within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations thereunder.
“Evercore” has the meaning assigned to such term in Section 2.24 of the Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Fund” has the meaning assigned to such term in Section 1.7(a) of the Agreement.
“Existing Company Notes” means, collectively, the notes issued pursuant to the Indenture.
“Existing D&O Policy” has the meaning assigned to such term in Section 5.6(c) of the Agreement.

“Export Control Law” means any applicable Legal Requirement in a jurisdiction in which any Acquired Company operates regulating or restricting exports or imports, including any export control Legal Requirement (e.g., the U.S. International Traffic in Arms Regulations (“ITAR”), the U.S. Export Administration Regulations, Information and Communications Technology and Services Regulations, or any other similar Legal Requirements of other jurisdictions) or customs Legal Requirement.
“Fee Letter” has the meaning assigned to such term in Section 3.7(a) of the Agreement.
“Final Exercise Date” has the meaning assigned to such term in Section 5.4 of the Agreement.
“Financing Source Related Parties” has the meaning assigned to such term in Section 7.3(h) of the Agreement.
“Financing Sources” has the meaning assigned to such term in Section 3.7(a) of the Agreement.
“Financing Uses” has the meaning assigned to such term in Section 3.7(b)of the Agreement.
“Foreign Company Plan” has the meaning assigned to such term in Section 2.16(h) of the Agreement.
“Foreign Investment Law” means any Legal Requirement that provides for foreign investment screening or national security and/or public order reviews in connection with the acquisition of any interests in or assets of a business or Entity, and Regulation (EU) 2022/2560 of the European Parliament and of the Council of 14 December 2022 on foreign subsidies distorting the internal market, as amended, and the rules and regulations promulgated thereunder.
“FTC” means the United States Federal Trade Commission.
“GAAP” means generally accepted accounting principles in the United States.
“Government Contract” means any prime Contract, subcontract at any tier, teaming agreement, joint venture agreement, strategic alliance agreement, basic ordering agreement, pricing agreement, letter Contract or other similar arrangement of any kind that is currently active in performance, with: (a) any Governmental Body; (b) any prime contractor of a Governmental Body in its capacity as a prime contractor; or (c) any subcontractor at any tier with respect to any contract of a type described in clause “(a)” or clause “(b)” above. A task, purchase or delivery order under a Government Contract shall constitute a separate Government Contract for purposes of this definition, but shall be part of the Government Contract to which it relates.
“Government Contract Bid” means any outstanding bid, proposal, offer or quote submitted by any Acquired Company to a Governmental Body (or a prime contractor or higher-tier subcontractor).
“Governmental Authorization” means: (a) any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement, including the expiration of the waiting period under the HSR Act, any required approval or clearance of any Governmental Body pursuant to any applicable foreign Legal Requirement relating to antitrust or competition matters and any required approval or clearance of any Governmental Body pursuant to any Foreign Investment Law; or (b) any right under any Contract with any Governmental Body.
“Governmental Body” means: (a) any multinational or supranational body exercising legislative, judicial or regulatory powers; (b) any nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (c) any federal, state, provincial, local, municipal, foreign or other government; (d) any instrumentality, subdivision, department, ministry, board, court, administrative agency or commission, or other governmental entity, authority or instrumentality or political subdivision thereof; or (e) any quasi-governmental, professional association or organization or private body exercising any executive, legislative, judicial, regulatory, taxing, importing or other governmental functions or any stock exchange or self-regulatory organization.
“Governmental Research Entity” has the meaning assigned to such term in Section 2.8(b) of the Agreement.
“Hazardous Materials” means any substance, material, chemical, element, compound, mixture, solution, and/or waste listed, defined, designated, identified, or classified as hazardous, toxic, radioactive, dangerous or other words of similar import, or otherwise regulated, or which can form the basis for Liability, under any Environmental Law. Hazardous Materials include any substance, element, compound, mixture, solution and/or waste to which exposure is regulated by any Governmental Body or any Environmental Law, including any toxic waste, pollutant, contaminant, hazardous substance (including toxic mold), toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation, polychlorinated biphenyls or per- and polyfluoroalkyl substances.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Indemnified Persons” has the meaning assigned to such term in Section 5.6(a) of the Agreement.
“Indenture” means that certain senior notes indenture, dated as of February 13, 2020, as subsequently amended, supplemented or otherwise modified, relating to the Company’s 4.000% Senior Notes due 2028.
“Individual Agreement” has the meaning assigned to such term in Section 5.3(d) of the Agreement.
“Information Privacy and Security Laws” means all applicable Legal Requirements relating to the privacy or security of Personal Data, and all regulations promulgated and guidance issued by Governmental Bodies thereunder, including Section 5 of the Federal Trade Commission Act, the CAN-SPAM Act, the EU General Data Protection Regulation (EU) 2016/679 and all laws implementing it, the California Consumer Privacy Act of 2018 (and its regulations), state data breach notification Legal Requirements and state data security Legal Requirements.
“Initial End Date” has the meaning assigned to such term in Section 7.1(b) of the Agreement.
“Intellectual Property Rights” means all intellectual property rights, whether registered or unregistered, of every kind which may exist or be created under the Legal Requirements of any jurisdiction in the world, including rights in and to: (a) patents and applications therefor, invention disclosures and all related reissues, divisions, renewals, extensions, provisionals, certificates of invention and statutory invention registrations, continued prosecution applications, requests for continued examination, reexaminations, continuations and continuations-in-part thereof (“Patents”); (b) copyrights and copyrightable subject matter, and registrations and applications therefor, mask works, whether registered or not, and all other rights corresponding thereto throughout the world including moral and economic rights of authors and inventors, however denominated (“Copyrights”); (c) designs and any registrations and applications therefor; (d) trade names, trade dress, slogans, business names, D/B/A names, corporate names, Internet domain names, logos, trademarks and service marks and any other designations of source or origin, including all goodwill associated therewith or symbolized thereby, and any and all common law rights, registrations and applications therefor (“Trademarks”); (e) trade secrets (including those trade secrets defined in the Defend Trade Secrets Act, Uniform Trade Secrets Act or under corresponding foreign statutory and common law), know-how, business and technical information, and rights in confidential information, including all source code, documentation, processes, technology, formulae, customer lists, business and marketing plans, discoveries, concepts, ideas, inventions (whether or not patentable), research and development, models, methodologies and marketing information (“Trade Secrets”); (f) similar, corresponding or equivalent rights in Software and other technology; and (g) any similar or equivalent rights to any of the foregoing anywhere in the world.
“IRS” means the United States Internal Revenue Service.
“IT System” means any Software, hardware, network or information technology or computer systems, including any server, workstation, router, hub, switch, data line, database, firewall, desktop application, server-based application, mobile application, or cloud service.
“Knowledge” has the meaning assigned to such term in Section 8.12(f) of the Agreement.
“Lease” means any lease, sublease, license or similar occupancy agreement (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto) pursuant to which any Acquired Company leases real property in excess of 22,146 square feet (such real property being referred to as “Leased Real Property”).
“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, claim, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, guidance, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.
“Liability” means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.
Any statement in Section 2 of the Agreement to the effect that any information, document or other material has been “Made Available to Parent” means that such information, document or material was: (a) filed with the SEC and publicly available on EDGAR in unredacted form at least one day before the date of the Agreement, or (b) made available for review by Parent or Parent’s Representatives, and was labeled and indexed, at least 24 hours prior to the execution of the Agreement in the “Project Pearl” virtual data room maintained by the Company with Datasite in connection with the Merger.
“Major Customer” has the meaning assigned to such term in Section 2.11(a) of the Agreement.
“Major Supplier” has the meaning assigned to such term in Section 2.11(b) of the Agreement.
“Material Adverse Effect on Parent” means any effect, change, development, event or circumstance that, considered individually or together with all other effects, changes, developments, events and circumstances, would prevent or materially delay Parent’s or Merger Sub’s performing their material obligations under this Agreement or timely consummating the Contemplated Transactions.
“Material Adverse Effect on the Company” means any effect, change, development, event or circumstance that, considered individually or together with all other effects, changes, developments, events and circumstances, has had or resulted in, or would reasonably be expected to have or result in, a material adverse effect on the business, financial condition, operations or financial performance of the Acquired Companies, taken as a whole; provided, however, that none of the following in and of themselves shall be deemed to constitute a Material Adverse Effect on the Company or be taken into account in determining whether a Material Adverse Effect on the Company has occurred or would reasonably be expected to occur: (a) changes in economic conditions, including any changes affecting financial, credit, foreign exchange or capital market conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes in economic conditions that generally affect the industries in which the Acquired Companies operate; (c) changes in the stock price or trading volume of the Company Common Stock (it being understood, however, that the facts or circumstances giving rise to any such change in stock price or trading volume that are not otherwise excluded from this definition of “Material Adverse Effect on the Company” may be taken into account in determining whether a Material Adverse Effect on the Company has occurred or would reasonably be expected to occur); (d) the failure of the Company to meet internal or published projections of earnings or revenues, or other financial guidance, estimates, milestones or budgets (it being understood, however, that the facts or circumstances giving rise to any such failure that are not otherwise excluded from this definition of “Material Adverse Effect on the Company” may be taken into account in determining whether a Material Adverse Effect on the Company has occurred or would reasonably be expected to occur); (e) changes that are effected after the date of the Agreement in Legal Requirements, or changes that are effected after the date of the Agreement in GAAP or other accounting standards (or the interpretation thereof); (f) changes in political conditions in the U.S. or any other country in the world in which the Acquired Companies have material operations, or acts of war, sabotage, acts of armed hostility or terrorism (including cyber terrorism) that occur in the U.S. or any other country or region in the world, or the worsening of such conditions existing as of the date hereof; (g) acts of God, earthquakes, hurricanes, tsunamis, tornados, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks, cyberattacks, data breaches or other force majeure events, or the worsening of such conditions existing as of the date hereof; (h) the negotiation, execution, delivery, announcement or pendency of the Agreement or the anticipated consummation of the Merger, including by reason of the identity of Parent and changes in relationships with or losses of customers, suppliers or other business partners or employees resulting from the foregoing (provided that the exceptions in this clause “(h)” will not apply with respect to the representations and warranties contained in Section 2.23 of the Agreement or any other representation or warranty to the extent its purpose is to address the consequences of the execution or delivery of this Agreement or the consummation of the Contemplated Transactions, or to Section 6.2(a) or Section 7.1(f) to the extent related to such portions of such representations and warranties); (i) any shareholder class action or derivative litigation commenced against the Company after the date of the Agreement and arising from allegations of breach of fiduciary duty of the Company’s directors relating to their adoption of the Agreement or from allegations of false or misleading public disclosure by the Company with respect to the Agreement; (j) the availability or cost of equity, debt or other financing to the Parent Entities; and (k) any action taken or failure to take action, in each case, that Parent has expressly approved in writing after the date of this Agreement; provided, that the exceptions set forth in clauses (a), (b), (e), (f) and (g) shall not apply to the extent that such change, development, event or circumstance has had a disproportionate effect on the Acquired Companies as compared to other companies in the industries in which the Acquired Companies operate, in which case only the incremental disproportionate adverse impact of such change, development, event or circumstance shall be taken into account for the purposes of determining whether a Material Adverse Effect on the Company has occurred or would reasonably be expected to occur.
“Material Contract” has the meaning assigned to such term in Section 2.9(a) of the Agreement.
“Material Constraint” has the meaning assigned to such term in Part 6.1(e) of the Parent Disclosure Letter.
“Maximum Premium” has the meaning assigned to such term in Section 5.6(c) of the Agreement.
“MBCA” has the meaning assigned to such term in the recitals to the Agreement.
“Merger” has the meaning assigned to such term in Section 1.1 of the Agreement.
“Merger Consideration” has the meaning assigned to such term in Section 1.5(a)(ii) of the Agreement.
“Merger Sub” has the meaning assigned to such term in the preamble to the Agreement.
“Misconduct Allegation” has the meaning assigned to such term in Section 2.16(e) of the Agreement.
“Nasdaq” means the Nasdaq Global Select Market.
“Nasdaq Rules” means the rules and regulations of Nasdaq.
“NISPOM Rule” means the National Industrial Security Program Operating Manual, 32 C.F.R. Part 117.
“Offers to Purchase” has the meaning assigned to such term in Section 5.14(a) of the Agreement.
“Open Source Software” means Software that is licensed, distributed, conveyed or made available under “open source,” “free software” or similar terms, and any Software distributed or made available under any license that (a) is approved by the Open Source Initiative and listed at https://www.opensource.org/licenses, including the GPL, LGPL, Mozilla License, Apache License, Common Public License, BSD license or similar terms; or (b) requires as a condition of its use, modification or distribution that it, or other Software into which it is incorporated or with which it is combined or distributed or that is derived from or links to it, be (i) offered, disclosed, distributed or made available in source code form, (ii) licensed for the purpose of making modifications or derivative works or (iii) redistributable at no or nominal charge.
“Order” means any order, writ, injunction, judgment or decree.
“Parent” has the meaning assigned to such term in the preamble to the Agreement.
“Parent 401(k) Plan” has the meaning assigned to such term in Section 5.5(g) of the Agreement.
“Parent Disclosure Letter” means a letter containing disclosures that has been prepared by Parent in accordance with the requirements of Section 8.6 of the Agreement and has been delivered by Parent to the Company on the date of the Agreement.
“Parent Entity” means (a) Parent and (b) each Subsidiary of Parent.
“Paying Agent” has the meaning assigned to such term in Section 1.7(a) of the Agreement.
“PCI DSS” means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.
“Permitted Encumbrance” means any of the following as to which no Acquired Company is subject to civil or criminal liability due to its existence: (a) Encumbrances for Taxes not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (b) Encumbrances imposed by Legal Requirements, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) Encumbrances that do not, individually or in the aggregate, materially adversely affect the present use of such property; (e) any pledge, deposit or other lien securing the performance of bids, trade contracts (other than contracts in respect of indebtedness), leases, surety and appeal bonds, performance bonds and other obligations of a similar nature; (f) with respect to Leased Real Property, Encumbrances imposed on the underlying fee interest on such real property subject to the applicable Lease; (g) with respect to real property, matters that would be disclosed by an accurate survey or inspection of the real property; (h) Encumbrances set forth in Part 2.6 of the Company Disclosure Letter; and (i) encumbrances in favor of the lessor under a Lease to secure rent obligations.
“Person” means any individual, Entity or Governmental Body.
“Personal Data” means: (a) any information that identifies, or in combination with other information may identify, is linked to, or relates to an individual or household, or is reasonably capable of being associated with an individual or household; and (b) any data or information that qualifies as “personal data,” “personal information,” “personally identifiable information,” “non-public personal information” or any similar term under applicable Legal Requirements relating to privacy or data security.
“Post-Closing Plans” has the meaning assigned to such term in Section 5.5(c) of the Agreement.
“Pre-Closing Period” has the meaning assigned to such term in Section 1.5(b) of the Agreement.
“Prime Rate” means the rate of interest quoted in the print edition of The Wall Street Journal, “Money Rates” section, as the prime rate, as in effect from time to time.
“Privacy and Security Requirements” has the meaning assigned to such term in Section 2.8(h) of the Agreement.
“Proceeding” has the meaning assigned to such term in Section 5.6(a) of the Agreement.
“Process,” “Processed,” “Processes,” or “Processing” means any operation or set of operations performed on Personal Data or data, as applicable, whether or not by automatic means, such as receipt, collection, access, monitoring, maintenance, creation, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, processing, analysis, transfer, transmission, disclosure, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.
“Prohibited Conditions” has the meaning assigned to such term in Section 3.7(a) of the Agreement.
“Proxy Statement” has the meaning assigned to such term in Section 5.1 of the Agreement.
“Recommendation Change Notice” has the meaning assigned to such term in Section 5.2(e)(i) of the Agreement.
“Redemption” has the meaning assigned to such term in Section 5.14(b) of the Agreement.
“Registered IP” means all Intellectual Property Rights that are registered, filed or issued with, by or under the authority of any Governmental Body or domain name registrar, including all registered or applied-for Patents, Copyrights, designs and Trademarks and domain names.
“Regulatory Proceeding” has the meaning assigned to such term in Section 5.7(f) of the Agreement.
“Release” means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, threatened release or release of Hazardous Materials from any source into, through or upon the indoor or outdoor environment.
“Representatives” means directors, officers, other employees, agents, attorneys, accountants, advisors and representatives.
“Requesting Authority” means any Governmental Body (other than a U.S. Governmental Body) that, at any time during the Pre-Closing Period, requests, asserts or attempts to assert jurisdiction over, or requests, requires or attempts to require from Parent, Merger Sub or the Company a filing or submission relating to, the Merger or any of the other Contemplated Transactions.

“Required Company Shareholder Vote” has the meaning assigned to such term in Section 2.22 of the Agreement.
“Sanctioned Country” means any country or territory with which dealings are broadly and comprehensively prohibited by any country-wide or territory-wide Sanctions (currently, Cuba; Iran; North Korea; the Donetsk, Luhansk and Crimea regions of Ukraine; and the non-Ukrainian government-controlled areas of Kherson and Zaporizhzhia of Ukraine).
“Sanctioned Person” means any Person with whom any transactions or dealings are restricted, prohibited, or sanctionable under any Sanctions, including as a result of: (a) being named on any list of Persons subject to Sanctions, (b) being located, organized, or ordinarily resident in, or directly or indirectly owned 50% or more by, or controlled by, the government of any Sanctioned Country, or (c) being directly or indirectly owned 50% or more or controlled, individually or in the aggregate, by one or more Persons described in (a) or (b).
“Sanctions” means all national and supranational Legal Requirements, regulations, decrees, orders, or other acts with the force of law of the United States, the United Kingdom, the European Union or any of its member states, or the United Nations Security Council concerning economic or financial sanctions and trade embargoes.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.
“SEC” means the United States Securities and Exchange Commission.
“Section 409A” has the meaning assigned to such term in Section 2.16(n) of the Agreement.
“Securities Act” means the Securities Act of 1933, as amended.
“Significant Subsidiary” means, with respect to an Entity, any Subsidiary of such Entity that owns assets that constitute or account for 10% or more of the consolidated net revenues, consolidated net income or consolidated assets of such Entity and all of its Subsidiaries taken as a whole.
“Software” means, collectively, computer software (including APIs, drivers, scripts, and other code), programs, firmware and other code incorporated or embodied in hardware devices, data files, source code, object code, and executable code, architecture, schematics, software models and methodologies, algorithms, data files or records, computerized databases, plugins, libraries, compilers, tools, user interfaces, manuals and all related specifications and documentation.
“Source Material” means, collectively, any Software or any integrated-circuit, hardware, or component design or programming materials, any elements of design or programming, and any related documentation, in each case expressed in source code or other human-readable form.
“Specified Governmental Body” means any Governmental Body that has jurisdiction over: (a) the Company, Parent, Merger Sub or any of their respective Significant Subsidiaries; (b) any business or asset of any Acquired Company that is material to the Acquired Companies, taken as a whole; or (c) any business or asset of any Parent Entity that is material to the Parent Entities, taken as a whole.
“Standards Organization” has the meaning assigned to such term in Section 2.8(b) of the Agreement.
An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record: (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (b) at least 50% of the outstanding equity, voting or financial interests in such Entity.
“Superior Offer” means a bona fide, written Acquisition Proposal submitted to the Company after the date of the Agreement that is on terms and conditions that the Company’s board of directors determines in good faith, after having taken into account the advice of a financial advisor of nationally recognized reputation and the Company’s outside legal counsel, to be more favorable to the Company’s shareholders than the Merger (after taking into account all relevant factors, including likelihood and timing of consummation on the terms proposed and all legal, financial and regulatory aspects of such proposal, as well as any revisions to the terms of the transactions contemplated by this Agreement pursuant to Section 5.2). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” and “80%” in the definition of “Acquisition Transaction” will be deemed to refer to “50%”.
“Surviving Corporation” has the meaning assigned to such term in Section 1.1 of the Agreement.

“Takeover Statute” has the meaning assigned to such term in Section 2.21 of the Agreement.
“Tax” means any and all federal, state, local, foreign or other tax (including, but not limited to, any gross or net income, gross income, franchise, profit, capital gains, gross receipts, value-added, surtax, estimated, unemployment, national health insurance, excise, ad valorem, transfer, stamp, sales, use, property, transfer, license, registration, recording, documentary, employment, severance, stamp, occupation, premium, environmental or windfall profit, business, alternative or add-on minimum, estimated, withholding or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, in each case, of a kind in the nature of a tax, and any related charge or amount imposed with respect thereto (including any fine, penalty or interest, additions to tax or additional amounts thereon), imposed, assessed or collected by or under the authority of any Governmental Body.
“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, claim for refund, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing.
“Termination Fee” has the meaning assigned to such term in Section 7.3(b) of the Agreement.
A “Triggering Event” shall be deemed to have occurred if: (a) the Company’s board of directors or any committee thereof shall have: (i) withdrawn the Company Board Recommendation; (ii) modified the Company Board Recommendation in a manner adverse to Parent; or (iii) taken, authorized or publicly proposed any of the actions referred to in Section 5.2(d) of the Agreement; (b) the Company shall have failed to include the Company Board Recommendation in the Proxy Statement; (c) Parent shall have requested, after an Acquisition Proposal has been publicly disclosed, commenced, announced or made, that the Company Board Recommendation be reaffirmed publicly, and the Company’s board of directors shall have failed to reaffirm, unanimously and publicly, the Company Board Recommendation within 10 Business Days after such request was made (or, if earlier, prior to the Company Shareholders’ Meeting); (d) a tender or exchange offer relating to shares of Company Common Stock shall have been commenced and the Company shall not have sent to its securityholders, within 10 Business Days after the commencement of such tender or exchange offer, if such offer has not been withdrawn prior to the end of such 10 Business Day period (or, if earlier, prior to the Company Shareholders’ Meeting), a statement disclosing that the Company recommends rejection of such tender or exchange offer and reaffirming the Company Board Recommendation; (e) the Company shall have called or convened a meeting of the Company’s shareholders to consider an Acquisition Proposal; or (f) at any time prior to the receipt of the Required Company Shareholder Vote, any Acquired Company or any Representative of any Acquired Company shall have breached (or be deemed to have breached pursuant to Section 4.3(f)) the provisions set forth in Section 4.3 or Section 5.2 in any material respect and such breach is not curable or, if curable, is not cured prior to the earlier of (A) the fifth Business Day after written notice thereof is given by Parent to the Company and (B) the date that is three Business Days prior to the End Date.
“Uncertificated Company Share” has the meaning assigned to such term in Section 1.6 of the Agreement.
“WARN” means, collectively, the WARN Act and all similar foreign, state, or local “mass layoff,” “relocation,” “plant closing” or “termination” Legal Requirements.
“WARN Act” means the U.S. federal Worker Adjustment and Retraining Notification Act of 1988, as amended.

Annex B
EVERCORE OPINION
October 4, 2026
The Board of Directors
PTC Inc.
121 Seaport Boulevard
Boston, MA 02210
Members of the Board of Directors:
We understand that PTC Inc. (the “Company”) proposes to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with Schneider Electric SE (“Parent”) and Grand Slam Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company being the surviving corporation as a wholly owned subsidiary of Parent (the “Merger”). As a result of the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than shares held by the Company, by any wholly owned subsidiary of the Company, in the Company’s treasury, or held, directly or indirectly, by Parent, Merger Sub or any other wholly owned subsidiary of Parent, and Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive $205.00 per share in cash, without interest (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
The Board of Directors has asked us whether, in our opinion, the Merger Consideration to be received by holders of the Company Common Stock in the Merger is fair, from a financial point of view, to such holders.
In connection with rendering our opinion, we have, among other things:
(i)	reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts’ estimates;
(ii)	reviewed certain internal projected financial data relating to the Company prepared and furnished to us by management of the Company, as approved for our use by the Company (the “Forecasts”);
(iii)	discussed with management of the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company, and the Forecasts;
(iv)	reviewed the reported prices and the historical trading activity of the Company Common Stock;
(v)	compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;
(vi)
compared the financial performance of the Company and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant;

(vii)	reviewed the financial terms and conditions of the Merger Agreement; and
(viii)	performed such other analyses and examinations and considered such other factors that we deemed appropriate.
For purposes of our analysis and opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information), and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Forecasts, we have assumed with your consent that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company. We express no view as to the Forecasts or the assumptions on which they are based.
For purposes of our analysis and opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver or modification thereof. We have further assumed, in all respects material to our analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or reduce the contemplated benefits to the holders of the Company Common Stock of the Merger. In addition, we express no opinion or view as to (i) the validity of, and risks associated with, the Company’s intellectual property, technology, products and services, and (ii) the marketability, commercial viability and market adoption of the Company’s current and future products and services.
We have not conducted a physical inspection of the properties or facilities of the Company and have not made or assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.
We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Company Common Stock, from a financial point of view, of the Merger Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Merger Consideration or otherwise. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. Our opinion does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Merger, including as to how any holder of shares of the Company Common Stock should vote or act in respect of the Merger. We are not expressing any opinion as to the prices at which shares of Company Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.
We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Merger. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to the Company and we have not received any compensation from the Company during such period. During the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have provided financial advisory services to a company in which Parent held a minority interest and received fees for the rendering of these services. We may provide financial advisory or other services to the Company and Parent in the future, and in connection with any such services we may receive compensation.
Evercore Group L.L.C. and its affiliates engage in a wide range of activities for our and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore Group L.L.C. and its affiliates and/or our or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Company, Parent, potential parties to the Merger and/or any of their respective affiliates or persons that are competitors, customers or suppliers of the Company or Parent.
Our financial advisory services and this opinion are provided for the information and benefit of the Board of Directors (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.
This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except the Company may reproduce this opinion in full in any document that is required to be filed with the U.S. Securities and Exchange Commission and required to be mailed by the Company to its stockholders relating to the Merger.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of the Company Common Stock in the Merger is fair, from a financial point of view, to such holders.

Very truly yours,
EVERCORE GROUP L.L.C.
By:
Naveen Nataraj
Senior Managing Director

Annex C
APPRAISAL RIGHTS
Part 13 of the Massachusetts Business Corporation Act
Section 13.01 DEFINITIONS
In this PART the following words shall have the following meanings unless the context requires otherwise:
“Affiliate”, any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.
“Beneficial shareholder”, the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
“Corporation”, the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.
“Fair value”, with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.
“Interest”, interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
“Marketable securities”, securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were
(a) listed on a national securities exchange,
(b) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or
(c) listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.
“Officer”, the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.
“Person”, any individual, corporation, partnership, unincorporated association or other entity.
“Record shareholder”, the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation. “Shareholder”, the record shareholder or the beneficial shareholder.
Section 13.02 RIGHT TO APPRAISAL
(a) A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:
(1) consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (A) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(2) consummation of a plan of share exchange in which his shares are included unless:
(i) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and
(ii) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (i) a shareholder of the corporation whose shares are to be exchanged, (ii) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;
(3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:
(i) his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or
(ii) the sale or exchange is pursuant to court order; or
(iii) in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;
(4) an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder’s shares because it:
(i) creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;
(ii) creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any sinking fund or purchase, of the shares;
(iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
(iv) excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or
(v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;
(5) an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;

(6) any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;
(7) consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or
(8) consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.
(b) Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.
(c) Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.
(d) The shareholder’s right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:
(i) the proposed action is abandoned or rescinded; or
(ii) a court having jurisdiction permanently enjoins or sets aside the action; or
(iii) the shareholder’s demand for payment is withdrawn with the written consent of the corporation.
(e) A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
Section 13.03 ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS
(a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.
(b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:
(1) submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and
(2) does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.
Section 13.20 NOTICE OF APPRAISAL RIGHTS
(a) If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders’ meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this Part and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this Part shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b) In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.
Section 13.21 NOTICE OF INTENT TO DEMAND PAYMENT
(a) If proposed corporate action requiring appraisal rights under section 13.02 is submitted to vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:
(1) shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and
(2) shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.
(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.
Section 13.22 APPRAISAL NOTICE AND FORM
(a) If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.
(b) The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:
(1) supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (A) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (B) that the shareholder did not vote for the transaction;
(2) state:
(i) where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);
(ii) a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;
(iii) the corporation’s estimate of the fair value of the shares;
(iv) that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and
(v) the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and
(3) be accompanied by a copy of this chapter.
Section 13.23 PERFECTION OF RIGHTS; RIGHT TO WITHDRAW
(a) A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection

(b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).
(b) A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.
(c) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to payment under this chapter.
Section 13.24 PAYMENT
(a) Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.
(b) The payment to each shareholder pursuant to subsection (a) shall be accompanied by:
(1) financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(2) a statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and
(3) a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this chapter.
Section 13.25 AFTER — ACQUIRED SHARES
(a) A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) of subsection (b) of section 13.22.
(b) If the corporation elected to withhold payment under subsection (a), it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):
(1) of the information required by clause (1) of subsection (b) of section 13.24;
(2) of the corporation’s estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;
(3) that they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;
(4) that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and
(5) that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation’s offer.

(c) Within 10 days after receiving the shareholder’s acceptance pursuant to subsection(b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.
(d) Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).
Section 13.26 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER
(a) A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.
(b) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation’s payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.
Section 13.30 COURT ACTION
(a) If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.
(b) The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.
(c) The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.
(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.
(e) Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder’ s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 13.25.
Section 13.31 COURT COSTS AND COUNSEL FEES
(a) The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(1) against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or
(2) against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(c) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.
(d) To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

PTC INC.
121 SEAPORT BOULEVARD
BOSTON, MA 02210

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PTC INC.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2026.

The undersigned, revoking all prior proxies, hereby appoints Aaron von Staats and Catherine Gorecki, or either of them acting singly, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of the ballot, all of the shares of common stock of PTC Inc. ("PTC") that the undersigned is entitled, if personally present, to vote at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on December 17, 2026, via Internet on www.virtualshareholdermeeting.com/PTC2026SM, and any adjournment or postponement thereof. The undersigned hereby authorizes and instructs the above named proxies to vote, if no recommendation is given, in their own discretion for other matters that may properly be presented for action at the Special Meeting, and any adjournment or postponement thereof.

You may vote at the Special Meeting if you were a PTC shareholder at the close of business on November 10, 2026. Your attendance at the Special Meeting will not be deemed to revoke this proxy unless you revoke this proxy in writing and vote in person at the Special Meeting. Along with this proxy, we are sending you Notice of the Special Meeting and the related Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THE SIGNED PROXY IS RETURNED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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